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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



Investment Company Act file number 811-08786


                        Pioneer Variable Contracts Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


      Joseph P. Barri, Hale and Dorr LLP, 60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  June 30


Date of reporting period:  January 1, 2003 through June 30, 2003


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

[GRAPHIC]

[PIONEER INVESTMENTS(R) LOGO]

PIONEER VARIABLE CONTRACTS TRUST

PIONEER VARIABLE CONTRACTS TRUST -- CLASS I SHARES

PIONEER EMERGING MARKETS VCT PORTFOLIO

PIONEER EUROPE VCT PORTFOLIO

PIONEER INTERNATIONAL VALUE VCT PORTFOLIO

PIONEER SMALL CAP VALUE VCT PORTFOLIO

PIONEER SMALL COMPANY VCT PORTFOLIO

PIONEER MID CAP VALUE VCT PORTFOLIO

PIONEER GROWTH SHARES VCT PORTFOLIO

PIONEER REAL ESTATE SHARES VCT PORTFOLIO

PIONEER FUND VCT PORTFOLIO

PIONEER EQUITY INCOME VCT PORTFOLIO

PIONEER BALANCED VCT PORTFOLIO

PIONEER HIGH YIELD VCT PORTFOLIO

PIONEER STRATEGIC INCOME VCT PORTFOLIO

PIONEER AMERICA INCOME VCT PORTFOLIO

PIONEER MONEY MARKET VCT PORTFOLIO

SEMIANNUAL REPORT

JUNE 30, 2003

                                                PIONEER VARIABLE CONTRACTS TRUST

TABLE OF CONTENTS

Letter from the President                                                 1
Pioneer Emerging Markets VCT Portfolio
  Portfolio and Performance Update                                        2
  Portfolio Management Discussion                                         3
Pioneer Europe VCT Portfolio
  Portfolio and Performance Update                                        4
  Portfolio Management Discussion                                         5
Pioneer International Value VCT Portfolio
  Portfolio and Performance Update                                        6
  Portfolio Management Discussion                                         7
Pioneer Small Cap Value VCT Portfolio
  Portfolio and Performance Update                                        8
  Portfolio Management Discussion                                         9
Pioneer Small Company VCT Portfolio
  Portfolio and Performance Update                                       10
  Portfolio Management Discussion                                        11
Pioneer Mid Cap Value VCT Portfolio
  Portfolio and Performance Update                                       12
  Portfolio Management Discussion                                        13
Pioneer Growth Shares VCT Portfolio
  Portfolio and Performance Update                                       14
  Portfolio Management Discussion                                        15
Pioneer Real Estate Shares VCT Portfolio
  Portfolio and Performance Update                                       16
  Portfolio Management Discussion                                        17
Pioneer Fund VCT Portfolio
  Portfolio and Performance Update                                       18
  Portfolio Management Discussion                                        19
Pioneer Equity Income VCT Portfolio
  Portfolio and Performance Update                                       20
  Portfolio Management Discussion                                        21
Pioneer Balanced VCT Portfolio
  Portfolio and Performance Update                                       22
  Portfolio Management Discussion                                        23
Pioneer High Yield VCT Portfolio
  Portfolio and Performance Update                                       24
  Portfolio Management Discussion                                        25
Pioneer Strategic Income VCT Portfolio
  Portfolio and Performance Update                                       26
  Portfolio Management Discussion                                        27
Pioneer America Income VCT Portfolio
  Portfolio and Performance Update                                       28
  Portfolio Management Discussion                                        29
Pioneer Money Market VCT Portfolio
  Portfolio and Performance Update                                       30
Schedules of Investments
  Pioneer Emerging Markets VCT Portfolio                                 31
  Pioneer Europe VCT Portfolio                                           36
  Pioneer International Value VCT Portfolio                              39
  Pioneer Small Cap Value VCT Portfolio                                  43
  Pioneer Small Company VCT Portfolio                                    47
  Pioneer Mid Cap Value VCT Portfolio                                    50
  Pioneer Growth Shares VCT Portfolio                                    53
  Pioneer Real Estate Shares VCT Portfolio                               55
  Pioneer Fund VCT Portfolio                                             56
  Pioneer Equity Income VCT Portfolio                                    60
  Pioneer Balanced VCT Portfolio                                         63
  Pioneer High Yield VCT Portfolio                                       70
  Pioneer Strategic Income VCT Portfolio                                 75
  Pioneer America Income VCT Portfolio                                   84
  Pioneer Money Market VCT Portfolio                                     86
Financial Statements                                                     88
Notes to Financial Statements                                           110
Trustees, Officers and Service Providers

                                                PIONEER VARIABLE CONTRACTS TRUST

LETTER FROM THE PRESIDENT 6/30/03

DEAR SHAREOWNER,

With the fading of concerns over the Iraq war, investors whose attention had been focused overseas were buoyed by hints of increased economic activity at home. The nation's stock markets began a broad-based rally in early March, and prices continued to climb. From April through June, the major stock market averages recorded one of the biggest quarterly jumps in years. Increasing investor confidence also led to strong returns on corporate bonds. However, returns on government bonds, which rose sharply earlier, have slowed.

Encouraging factors aren't hard for investors to find. The lowest interest rates most of us have ever seen and the administration's tax cuts mean higher incomes for many consumers. The tax reductions on dividends and capital gains are of special interest to investors. Corporations can also borrow at the lowest rates in years. Many companies are realizing substantial savings by replacing old, high-cost debt with new issues that carry lower interest. The Federal Reserve Board cut rates once again in June in an effort to inject further stimulus into the economy. And the weak U.S. dollar helps exporters and multinational companies operating in countries with stronger currencies.

One possible lesson to be learned from the market's decline and recovery is the importance of staying invested. Those who stayed with their commitments participated in the recent rally, while those who remained on the sidelines had to play catch-up. If the protracted slump caused your investment discipline to slip, this may be an ideal time to contact your financial advisor for guidance on resuming your investment program.

OUR STYLE FOCUSES ON COMPANIES, NOT ON FORECASTS

There are always risks, of course, and the direction of the economy is something of a puzzle at the moment. If it continues to struggle for very long, investors may once again seek shelter in short-term commitments. However, Pioneer's portfolio managers and analysts do not base investment decisions on economic assumptions. Instead, as it has since our founding in 1928, our value-focused investment style requires complete understanding of a company and its potential. That means intensive analysis of financial reports, visits to companies and detailed discussions with corporate managers. When we discover potential that appears to exceed the market's valuation, that company becomes a candidate for investment. Our research efforts are aided in no small measure by the global resources of our parent organization, UniCredito Italiano, S.p.A.

Like everyone at Pioneer, I appreciate your continued confidence in our products and services.

Respectfully


/s/ Osbert M. Hood

Osbert M. Hood
Pioneer Investment Management, Inc.

PIONEER'S NEW PRESIDENT

Osbert Hood was recently named Chief Executive Officer and President of Pioneer Investments USA. Mr. Hood, formerly Pioneer's Chief Operating Officer and a key member of the senior management committee, joined Pioneer in 2000 from John Hancock Financial Services, where he had held senior financial positions.

"I am excited and honored to have the opportunity to lead Pioneer as it continues to grow," Mr. Hood said. "As CEO I look forward to furthering Pioneer's strategic goals, including developing new products that can meet the wider needs of investors and the advisers who serve them."

THE PRECEDING INFORMATION IS THE OPINION OF FUND MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

PIONEER EMERGING MARKETS VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 6/30/03

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment in securities)

International Common Stocks                             61.9%
Depositary Receipts for International Stocks            34.0%
Temporary Cash Investment                                2.4%
International Preferred Stocks                           1.7%

[CHART]

GEOGRAPHICAL DISTRIBUTION
(As a percentage of equity holdings)

South Korea                                            15.8%
India                                                  12.1%
South Africa                                           12.1%
Taiwan                                                  9.3%
Brazil                                                  8.8%
Mexico                                                  6.4%
Thailand                                                4.4%
Russia                                                  3.6%
Chile                                                   3.2%
Indonesia                                               3.1%
Hong Kong                                               3.1%
Malaysia                                                3.0%
Turkey                                                  2.9%
Israel                                                  2.0%
Singapore                                               1.9%
Peoples Republic of China                               1.6%
Hungary                                                 1.6%
Peru                                                    1.5%
Poland                                                  1.3%
Other (individually less than 1%)                       2.3%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

  1. Telefonos de Mexico SA                                      4.08%
  2. Anglo American Plc                                          3.34
  3. Lukoil Holding (A.D.R.)                                     2.24
  4. Samsung Electronics Co.                                     2.12
  5. Pohang Iron & Steel Co. (A.D.R.)                            1.85

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                                        6/30/03          12/31/02
Net Asset Value per Share                               $ 12.68          $ 11.03

DISTRIBUTIONS PER SHARE                              SHORT-TERM        LONG-TERM
(1/1/03 - 6/30/03)                    DIVIDENDS      CAPITAL GAINS     CAPITAL GAINS
                                      $ 0.0551       $   -             $   -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER EMERGING MARKETS VCT PORTFOLIO at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                                        MSCI EMERGING
              PIONEER EMERGING          MARKETS FREE
              MARKETS VCT PORTFOLIO*    INDEX
10/31/1998                  $ 10,000         $ 10,000
                            $ 10,490         $ 10,675
6/30/99                     $ 18,750         $ 17,766
                            $ 12,337         $ 12,330
6/30/2001                   $ 11,450         $ 12,037
                            $ 11,312         $ 11,315
6/30/2003                   $ 13,062         $ 13,137

The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 679 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2003)

NET ASSET VALUE*

Life-of-Class                    5.89%
(10/30/98)
1 Year                           7.11%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

PIONEER EMERGING MARKETS VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 6/30/03

For the six months ended June 30, 2003, Pioneer Emerging Markets VCT Portfolio's Class I shares delivered a total return at net asset value of 15.46%. Over the same time period, the MSCI Emerging Markets Free Index had a total return of 16.13%.

In the following discussion, Mark Madden, portfolio manager of Pioneer Emerging Markets VCT Portfolio, addresses the factors impacting the Portfolio's performance and the outlook for the emerging markets.

Q: WHAT FACTORS INFLUENCED THE PERFORMANCE OF EMERGING MARKETS IN THE SIX MONTHS
   ENDED JUNE 30, 2003?

A: Emerging markets performance has improved in the last few months as the prospects for global growth are looking better following the swift completion of the war in Iraq. Many expect corporate earnings to strengthen due to corporate restructuring efforts and low interest rates, which reduce financing costs and help propel consumer spending.

   In the last six months several emerging market countries experienced sharp recoveries in their financial markets. Brazil was one of the strongest performing markets due in part to proposed economic policies by the new president, Luiz Inacio Lula da Silva. The Brazilian market had declined last year on fears that the president would implement populist policies that would lower economic growth prospects and increase financing costs. These fears have proved thus far to be unfounded. Russia also had strong performance in the last six months due to high oil prices (Russia is a major oil producer), prospects for reform in Russia's electric power industry, and merger and acquisition activity in the Russian market that highlighted the attractive valuations of Russian stocks.

   Pioneer Emerging Markets VCT Portfolio's total return was roughly in line with its benchmark, the MSCI Emerging Markets Free Index, over the last six months. The Portfolio's focus on Brazil and good stock selection in India contributed positively to performance. The Fund also benefited from its deemphasis on the technology sector, which was the worst performing sector during the last six months due to the disappointing earnings and high valuations of stocks in the sector. The Portfolio's underweight position in Israel detracted slightly from performance. The Israeli market rebounded after Israel escaped negative repercussions from the war in Iraq (as many had expected), and as the prospects for a peaceful settlement of the Israeli/Palestinian conflict have improved.

Q: WHAT IS YOUR INVESTMENT STRATEGY?

A: Our investment process is driven by rigorous research that focuses on companies that sell at a discount to our estimation of fair value, with strong long-term growth prospects and proven management ability. We look for companies that are well positioned in industries with favorable long-term trends and growth potential. We manage risk through diversification among various countries, sectors and companies while emphasizing stocks that are attractively valued.

Q: WHERE ARE YOU FINDING ATTRACTIVE OPPORTUNITIES IN EMERGING MARKETS?

A: We are particularly optimistic about the prospects for India, Thailand and Indonesia. In India, we find many attractively valued stocks across a range of sectors and are optimistic about the economic growth prospects, if the Indian government can continue to pursue economic reform measures. Thailand's economic growth may continue to accelerate as the financial restructuring that has been in progress the last few years begins to reap benefits. Indonesia's political situation has been stable, and Indonesian stocks are among the cheapest in emerging markets. Indonesian interest rates may continue to decline, which would be very positive to its stock market.

   As for sectors, we continue to maintain an underweight position in the technology sector. We believe earnings are likely to continue to be disappointing due to intense pressure on profit margins, and stock valuations are still high.

Q: WHAT IS YOUR OUTLOOK?

A: We believe emerging markets offer better potential than developed markets due to the low relative valuations in emerging markets and the attractive growth prospects of emerging market countries relative to developed market countries. Many companies in emerging markets are gaining global market share by delivering quality products and services at very competitive prices. Due to these trends, we expect earnings and cash flow growth to be strong. The primary risk relates to the health of the global economy, which has a direct impact on export growth and domestic confidence. Still, we believe there is significant value in emerging market stocks relative to their own history and relative to their developed market peers.

THE PRECEDING INFORMATION IS THE OPINION OF FUND MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

[SIDENOTE]

Investing in emerging markets carries its own set of risks, including but not limited to currency fluctuations and social and economic instability. However, we feel confident that the long-term prospects invite serious consideration.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER EUROPE VCT PORTFOLIO                    PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 6/30/03

[CHART]

SECTOR DISTRIBUTION
(As a percentage of total equity holdings)

Financials                             25.1%
Health Care                            14.0%
Energy                                 12.2%
Consumer Staples                       11.1%
Consumer Discretionary                  9.8%
Telecommunication Services              9.3%
Industrials                             5.9%
Information Technology                  5.6%
Materials                               4.1%
Utilities                               2.9%

[CHART]

GEOGRAPHICAL DISTRIBUTION
(As a percentage of equity holdings)

United Kingdom                         33.3%
France                                 15.2%
Netherlands                            11.0%
Switzerland                            10.7%
Germany                                 9.7%
Italy                                   7.4%
Spain                                   4.0%
Finland                                 3.5%
Ireland                                 2.6%
Denmark                                 1.1%
Portugal                                1.0%
Sweden                                  0.5%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

  1. Vodafone Group Plc                                          5.05%
  2. BNP Paribas SA                                              3.76%
  3. Royal Dutch Petroleum Co.                                   3.67%
  4. HSBC Holdings Plc                                           3.41%
  5. Nestle SA (Registered Shares)                               3.12%

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                                        6/30/03          12/31/02
Net Asset Value per Share                                $ 7.41            $ 6.82

DISTRIBUTIONS PER SHARE                              SHORT-TERM        LONG-TERM
(1/1/03 - 6/30/03)                    DIVIDENDS      CAPITAL GAINS     CAPITAL GAINS
                                      $ 0.032        $  --             $  --

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER EUROPE VCT PORTFOLIO at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) Europe Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

             PIONEER EUROPE VCT      MSCI EUROPE
             PORTFOLIO*              INDEX
10/31/1998             $ 10,000         $ 10,000
                       $ 10,600         $ 10,992
6/30/1999              $ 13,618         $ 12,741
                       $ 11,104         $ 11,671
6/30/2001              $  8,587         $  9,349
                       $  6,955         $  7,629
6/30/2003              $  7,589         $  8,452

The MSCI Europe Index is an unmanaged, capitalization-weighted index of the 15 European country indices included in the MSCI EAFE (Europe, Australasia, Far
East) Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2003)

NET ASSET VALUE*

Life-of-Class                   -5.74%
(10/30/98)
1 Year                          -7.21%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

PIONEER EUROPE VCT PORTFOLIO                    PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 6/30/03

Heightened volatility and improving investor sentiment marked the first six months of the Portfolio's fiscal year. During the first three months of the reporting period, geopolitical tensions in the Middle East and North Korea, combined with a surge in oil prices and concerns over capital adequacy levels among Europe's insurance companies, sent equity markets lower. Following the swift conclusion of the Iraqi conflict in early April, equity markets staged an impressive rebound. Investors returned to the market with enthusiasm, buoyed by interest-rate cuts in both Europe and the United States and a modestly improving U.S. macroeconomic outlook. In the following interview, Stan Pearson, a member of the Portfolio's management team, suggests that while volatility and slow economic growth are complicating a recovery near term, the outlook is improving.

Q: HOW DID EUROPEAN STOCKS PERFORM DURING THE FIRST HALF OF THE PORTFOLIO'S
   FISCAL YEAR?

A: Very well. With the pronounced decline in European equity markets over the first three months of the reporting period. By April valuations had reached attractive levels both in absolute terms and relative to bond prices. During the second quarter, the majority of corporate earnings releases in the United States and Europe proved to be better than anticipated. Furthermore, many highly leveraged companies were actively selling non-performing assets, improving their balance sheets. We also saw an increase in capital-raising share issuance program and a significant amount of mergers and acquisition activity. These positive developments helped to ease fears and triggered a rally, with many investors diversifying more broadly into higher-risk investments.

Q: HOW DID THE PORTFOLIO PERFORM IN THIS ENVIRONMENT?

A: Total return at net asset value for Class I shares was 9.11% for the six months ended June 30, 2003. In comparison, the Morgan Stanley Capital International (MSCI) Europe Index rose 10.77% for the same period. We attribute the Portfolio's underperformance relative to this benchmark to disappointing performance among a handful of individual stocks that lagged their respective sectors.

   As was the case in the United States, closer scrutiny of balance sheets has produced a wave of restated earnings across Europe, and investors have been quick to punish companies that have been less than forthcoming with their corporate reporting - regardless of their underlying strength. Also, while our decision to underweight insurance stocks proved correct, the few insurance holdings present in the Portfolio suffered from concerns that falling equity markets are pressuring companies' capital adequacy ratios, as the value of their equity investments declined.

Q: WHICH SECTORS SAW THE GREATEST IMPROVEMENT DURING THE SIX MONTHS?

A: Given the slower-growth environment, several defensive industries, including the utility, financial and industrial sectors performed well for the Portfolio. Defensive sectors tend to have a low correlation to the underlying strength of the economy, whereas cyclical sectors tend to move in tandem with the pace of economic growth. From a sector perspective, holdings in the industrials, health care and consumer discretionary (particularly media) were very positive. Our decision to retain an overweight position (relative to the Portfolio's benchmark) in capital goods stocks was also profitable during the six months.

Q: COULD YOU DESCRIBE SOME OF THE PORTFOLIO'S HOLDINGS THAT PROSPERED DURING THE
   SIX-MONTH PERIOD?

A: Certainly. Construction and engineering company Grupo Dragados (Spain) is benefiting from government-sponsored contracts. In spite of its asbestos-related litigation liabilities, building materials company St. Gobain (France) recovered strongly when the company disclosed the true extent of its exposure and the adequate resources it possessed to meet these liabilities. Furthermore, proposals to introduce a cap in liabilities any company might face in the future were well received. Building materials company Wolseley (United Kingdom) benefited from strong activity in the U.S. and U.K. housing markets. Smiths Industries (United Kingdom), a leading producer of metal detection systems that are deployed in airports and other security sensitive locations, has seen strong growth in demand for its products following the September 11 terrorist attacks.

Q: WHAT IS YOUR OUTLOOK FOR THE BALANCE OF THE FISCAL YEAR?

A: The short-term outlook for European equities is uncertain, with little visibility for growth. The strong appreciation of the euro versus other currencies, notably the U.S. dollar, is reducing the competitiveness of European goods abroad and is putting some companies' profit forecasts under pressure. In addition, other macroeconomic indicators, such as manufacturing and unemployment data, are continuing to point to slow growth in Europe.

   Notwithstanding the near-term economic uncertainties, European investor confidence is improving. Although we do not foresee a major economic recovery in the near term, we believe that the medium to longer-term outlook for European equities is attractive. We are increasing the Portfolio's cyclical exposure, particularly in the capital goods and industrial sectors, and maintaining an emphasis on the pharmaceutical, media and capital goods sectors. We believe that the rising tide of optimism is setting the stage for attractive returns and are positioning assets to best respond to improving fundamentals.

THE PRECEDING INFORMATION IS THE OPINION OF FUND MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

[SIDENOTE]

International investing may involve special risks, including differences in accounting and currency, as well as economic and political instability.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER INTERNATIONAL VALUE VCT PORTFOLIO       PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 6/30/03

[CHART]

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Financials                             22.5%
Energy                                 12.3%
Consumer Staples                       11.5%
Health Care                            11.1%
Consumer Discretionary                  9.8%
Telecommunication Services              9.1%
Informational Technology                7.7%
Industrials                             7.0%
Materials                               5.3%
Utilities                               3.7%

[CHART]

GEOGRAPHICAL DISTRIBUTION
(As a percentage of equity holdings)

United Kingdom                         34.3%
Japan                                  14.7%
France                                 11.6%
Switzerland                            10.1%
Germany                                 8.1%
Netherlands                             2.9%
Australia                               2.9%
Spain                                   2.5%
Italy                                   2.5%
South Korea                             2.3%
Finland                                 2.2%
Hong Kong                               1.0%
Other (individually less than 1%)       4.9%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

  1. Vodafone Group Plc                                      3.98%
  2. Shell Transport & Trading Co.                           3.98%
  3. BNP Paribas SA                                          2.61%
  4. Nestle SA (Registered Shares)                           2.39%
  5. HSBC Holdings Plc                                       2.36%

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                                        6/30/03          12/31/02
Net Asset Value per Share                               $ 8.22            $ 7.79

DISTRIBUTIONS PER SHARE                              SHORT-TERM        LONG-TERM
(1/1/03 - 6/30/03)                    DIVIDENDS      CAPITAL GAINS     CAPITAL GAINS
                                      $ 0.0602       $   -             $   -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER INTERNATIONAL VALUE VCT PORTFOLIO at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) All Country World Free (ACWF) ex. U.S. Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

               PIONEER INTERNATIONAL  MSCI ACWF
               VALUE VCT PORTFOLIO*   EX. U.S. INDEX+
3/31/1995                   $ 10,000         $ 10,000
                            $ 11,053         $ 10,960
                            $ 11,998         $ 11,691
6/30/1997                   $ 12,581         $ 11,929
                            $ 12,163         $ 13,655
6/30/1999                   $ 17,561         $ 17,877
                            $ 13,609         $ 15,177
6/30/2001                   $ 10,378         $ 12,218
                            $  8,996         $ 10,425
6/30/2003                   $  9,561         $ 11,585

+ Index comparison begins on 2/28/95. The MSCI ACWF ex. U.S. Index is composed of 46 markets - 21 developed countries and 25 emerging countries. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2003)

NET ASSET VALUE*

Life-of-Class                   -0.55%
(3/1/95)
5 Years                         -5.79%
1 Year                          -8.52%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

PIONEER INTERNATIONAL VALUE VCT PORTFOLIO       PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 6/30/03

The easing of geopolitical tensions and lower interest rates set the stage for a strong comeback in international stocks during the six months ended June 30, 2003. However, a strong euro is presenting mixed opportunities for investors. In the following interview, Stefano Pregnolato, who is responsible for the Portfolio's day-to-day management, discusses how the Portfolio responded to this complex environment and his outlook for the balance of the fiscal year.

Q: WAS THE SIX MONTHS ENDED JUNE 30, 2003 A FAVORABLE PERIOD FOR THE PORTFOLIO?

A: Definitely. With the discussions about Iraq turning from war to reconstruction, months of uncertainty dissipated. Investors seemed to breathe a collective sigh of relief and redirected their attention to the financial markets and prospects for economic recovery. Understandably, the downtrodden and more cyclical stocks that were most undervalued led the rally - regardless of quality. While the Portfolio is diversified across both cyclical and defensive stocks to best position it for growth in up and down markets, its emphasis on high-quality companies limited its participation in the spring rally. In addition, a handful of Japanese holdings and insurance stocks on the whole turned in disappointing returns.

   For the six months ended June 30, 2003, the Portfolio's Class I returned 6.28% at net asset value. The Morgan Stanley Capital International (MSCI) All Country World Free Index excluding the United States posted a return of 11.10% for the same period.

Q: HOW IS THE EURO'S STRONG APPRECIATION AFFECTING THE HOLDINGS IN THE
   PORTFOLIO?

A: Falling global stock prices and lower demand for the U.S. dollar triggered the stronger euro, which has been enjoying a safe-haven status along with the Swiss Franc since November 2002. The euro's climb has brought mixed fortunes for your Portfolio. As the Portfolio's gains or losses in the more expensive euro currency are converted back into a weaker U.S. dollar, the dollar-based returns become more favorable. On the downside, Europe's export-fueled economy is losing its pricing edge over foreign competitors, ultimately lowering profits for continental Europe's businesses.

   The weaker U.S. dollar has favorably impacted emerging markets and your Portfolio's investments there. Since these markets tend to be heavily reliant on exports, a weaker dollar has made it easier for them to compete.

Q: ON JUNE 5, 2003 THE EUROPEAN CENTRAL BANK REDUCED ITS BENCHMARK INTEREST
   RATES BY HALF A PERCENTAGE POINT. WILL THE CUT BE BENEFICIAL FOR THE
   PORTFOLIO?

A: We think the reduction is positive for the Portfolio, because lower interest rates can help stimulate the economies in the 12 continental European countries constituting the euro zone. Many financial observers believe that Europe's sluggish growth is suppressing recovery in the United States, which many are hoping will help jump start a bona fide recovery. It stands to reason, given the increasing interdependency of the world's economies, that any improvement in Europe's economic health will spill over into the global economy.

Q: IS THE UNITED KINGDOM OFFERING ATTRACTIVE INVESTMENT OPPORTUNITIES AT THIS
   TIME?

A: We think so. Britain's economy is currently much stronger than that of Germany and France, and the British pound has appreciated less sharply than the euro. British American Tobacco and Compass Group, a catering company, have performed quite well in the slower-growth environment.

Q: HAVE PROSPECTS FOR JAPAN IMPROVED?

A: No. While we are somewhat skeptical about Japan's ability to wrest itself from a multi-year recession and a banking crisis, we believe companies that derive their profits from domestic businesses are in a better position to increase revenues than export-driven businesses.

Q: WHAT FACTORS WOULD CONVINCE YOU THAT A BONA FIDE RECOVERY IS UNDER WAY?

A: First, we would like to see improvement in corporate earnings. The business sector, which contributed to the recession by drastically cutting spending, will be key to jump starting a full-fledged recovery. Secondly, an economic recovery in the United States would help other economies to grow. Finally, additional interest rate cuts in Europe would be very positive.

   Given the positive developments this spring, we believe it is prudent to begin positioning for such a recovery - selectively adding less defensive, more cyclical stocks, whose performance is tied to economic growth. Once investors regain confidence in the future, those and other holdings in the Portfolio will be well positioned to appreciate as earnings growth and market sentiment improve.

THE PRECEDING INFORMATION IS THE OPINION OF FUND MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

[SIDENOTE]

International investing may involve special risks, including differences in accounting and currency, as well as economic and political instability.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER SMALL CAP VALUE VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 6/30/03

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                               90.3%
U.S. Denominated Foreign Stocks                   4.0%
Temporary Cash Investment                         3.9%
Exchange Traded Fund                              1.8%

[CHART]

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Industrials                                        24%
Financials                                         20%
Consumer Discretionary                             15%
Health Care                                         8%
Energy                                              8%
Information Technology                              7%
Utilities                                           7%
Materials                                           6%
Consumer Staples                                    3%
Telecommunication Services                          2%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

  1. PacifiCare Health Systems, Inc.                 2.02%
  2. Southwestern Energy Co.                         1.96%
  3. R.H. Donnelley Corp.                            1.88%
  4. Swift Energy Co.                                1.88%
  5. Stelmar Shipping Ltd.                           1.82%

Holdings will vary for other periods. They exclude money market instruments.

PRICES AND DISTRIBUTIONS

                                                        6/30/03          12/31/02
Net Asset Value per Share                               $ 10.36           $ 9.23

DISTRIBUTIONS PER SHARE                              SHORT-TERM        LONG-TERM
(1/1/03 - 6/30/03)                    DIVIDENDS      CAPITAL GAINS     CAPITAL GAINS
                                      $   -          $   -             $   -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER SMALL CAP VALUE VCT PORTFOLIO at net asset value, compared to that of the Russell 2000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

             PIONEER SMALL CAP      RUSSELL 2000
             VALUE VCT PORTFOLIO*   VALUE INDEX+
11/30/2001               $ 10,000       $ 10,000
                         $ 10,574       $ 10,612
6/30/2002                $  8,979       $  9,400
6/30/2003                $ 10,078       $ 10,950

+ Index comparison begins 11/30/01. The Russell 2000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 2000 Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2003)

NET ASSET VALUE*

Life-of-Class                    2.18%
(11/8/01)
1 Year                          -8.88%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

PIONEER SMALL CAP VALUE VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 6/30/03

Pioneer Small Cap Value VCT Portfolio delivered positive results for shareowners over the last six months. However, strength in speculative stocks that did not meet the Portfolio's value criteria caused performance to lag the benchmark. In the following discussion, portfolio manager David Adams and assistant portfolio manager Jack McPherson review the changing environment for small-cap value stocks and some of the investment decisions that affected performance.

Q: HOW DID THE PORTFOLIO PERFORM OVER THIS PERIOD?

A: For the six-month period ended June 30, 2003, Pioneer Small Cap Value VCT
   Portfolio returned 12.24%, at net asset value. These results trailed the 16.49% return on the Russell 2000 Value Index, the Portfolio's benchmark, for the same period.

Q: WHAT WERE CONDITIONS LIKE OVER THE PAST SIX MONTHS AND HOW DID YOU RESPOND?

A: Last fall, it appeared that the U.S. economy might be poised to expand.
   However, uncertainties surrounding the war in Iraq and the protracted, severe winter took a toll on business activity. But investor confidence recovered as the war progressed.

   In early March, stocks began a vigorous rally that continued through the end of the period, with speculative issues recording the largest gains. In the meantime, the economy has been moving in fits and starts, with unemployment levels stubbornly high. Nevertheless, we have been structuring the Portfolio for the possibility of a better economy, in part by purchasing slightly larger companies and weeding out smaller holdings that disappointed.

Q: WHICH AREAS HAD THE MOST IMPACT ON RESULTS?

A: An overweight position and successful stock selection among energy issues made a positive contribution to performance. Shares of coal producer Massey Energy rose after the company resolved its operational problems. Swift Energy, which produces oil and natural gas in and around the Gulf of Mexico, delivered good earnings, giving evidence that production is on track after a period of shortfalls. Another Gulf-area driller, Texas-based Southwestern Energy, exploited new production areas and appears well situated to profit from potentially higher natural gas prices.

   Strong performers among financial companies included bank holding company Irwin Financial, which saw its mortgage business expand as homeowners took advantage of low interest rates. Title insurer Stewart Information Systems was another direct beneficiary of the mortgage-refinancing boom. Medallion Financial, which lends money to finance the purchase of taxi medallions in New York and other large cities, emerged from a post-9/11 slump. Medallion also operates the nation's largest taxi-top advertising company and is setting up a bank in order to gather low-interest deposits that it can then lend out.

Q: WHICH AREAS HELD BACK PERFORMANCE?

A: A significant portion of the Portfolio's underperformance compared to its benchmark can be tied to health care stocks. We kept the Portfolio underweighted in biotechnology, a sector characterized by high valuations and modest profitability. As the market became less risk averse, several biotech companies did well, hurting relative performance. Among portfolio holdings, RITA Medical Systems makes laparoscopic devices for treating liver cancer by means of thermal energy. Shares fell when the company's CEO resigned. However, conversations with management have reaffirmed our confidence in the company's prospects. We also remain optimistic about the potential for Haemonetics, whose shares suffered when demand for its automated blood-processing technology weakened.

   Pediatrix has grown by acquiring neonatal and maternal-fetal medical practices in several states. Shares dropped when the Federal Trade Commission sought additional information about an acquisition it had approved earlier. In addition, the CEO resigned unexpectedly, and the firm's founder assumed that role. Coming on the heels of accounting scandals at HealthSouth (not part of the Portfolio), these problems caused widespread selling of Pediatrix. We bought shares on this weakness; prices had recovered substantially by the end of the period.

Q: PLEASE GIVE US YOUR OUTLOOK FOR THE ECONOMY AND FOR SMALL STOCKS.

A: For the first time in years, small-cap companies lagged large caps during the troubling period that preceded the war. With the war resolved, small companies began to outperform large companies once again. However, many small-cap issues are still available at valuations that could attract investors if the economy shows renewed signs of growth. Right now, business conditions no longer seem to be worsening, but improvement is coming grudgingly. If investors gain confidence that better economic times lay ahead, small caps have the potential to produce strong returns.

   Our energies remain focused on finding companies with solid finances whose share prices appear to understate their potential to produce growing earnings over the next few years.

THE PRECEDING INFORMATION IS THE OPINION OF FUND MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

[SIDENOTE]

Small-capitalization stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER SMALL COMPANY VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 6/30/03

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                      87.4%
Temporary Cash Investment                9.9%
Exchange Traded Fund                     1.7%
International Common Stocks              1.0%

[CHART]

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Financials                                23%
Industrials                               18%
Consumer Discretionary                    15%
Health Care                               12%
Information Technology                     9%
Energy                                     8%
Materials                                  6%
Consumer Staples                           4%
Utilities                                  3%
Telecommunication Services                 2%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

  1. iDine Rewards Network, Inc.                                 4.66%
  2. American Capital Strategies, Ltd.                           2.52%
  3. Forest Oil Corp.                                            2.46%
  4. John H. Harland Co.                                         2.26%
  5. Unisource Energy Corp.                                      2.10%

Holdings will vary for other periods. They exclude money market instruments.

PRICES AND DISTRIBUTIONS

                                                        6/30/03          12/31/02
Net Asset Value per Share                               $ 9.78            $ 9.13

DISTRIBUTIONS PER SHARE                              SHORT-TERM        LONG-TERM
(1/1/03 - 6/30/03)                    DIVIDENDS      CAPITAL GAINS     CAPITAL GAINS
                                      $    -         $    -            $    -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER SMALL COMPANY VCT PORTFOLIO at net asset value, compared to that of the Russell 2000 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

              PIONEER SMALL COMPANY        RUSSELL 2000
              VCT PORTFOLIO*               INDEX+
1/31/2001                  $ 10,000          $ 10,000
6/30/2001                  $ 10,498          $  9,741
6/30/2002                  $  8,739          $  7,747
6/30/2003                  $  9,362          $  9,131

+ Index comparison begins 1/31/01. The Russell 2000 Index is an unmanaged measure of the 2,000 smallest stocks, based on capitalization, in the Russell 3000 Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2003)

NET ASSET VALUE*

Life-of-Class                   -0.90%
(1/19/01)
1 Year                         -11.49%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

PIONEER SMALL COMPANY VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 6/30/03

Pioneer Small Company VCT Portfolio delivered positive results over the last six months. However, a preference by investors for speculative issues caused the Portfolio, with its value focus, to underperform its benchmark, the Russell 2000 Index. In the following discussion, portfolio manager David Adams and assistant portfolio manager Jack McPherson review the changing environment for small-capitalization stocks and some of the investment decisions that affected performance.

Q: HOW DID PIONEER SMALL COMPANY VCT PORTFOLIO PERFORM OVER THIS PERIOD?

A: For the six months ended June 30, 2003, Pioneer Small Company VCT Portfolio returned 7.12% at net asset value. These results lagged the 17.88% return on the Russell 2000 Index for the same period.

Q: WHAT WAS THE BACKGROUND FOR SMALL-COMPANY STOCKS AND HOW DID THAT BACKGROUND
   AFFECT PERFORMANCE?

A: A rally from depressed levels began last fall and continued through early
   December, when equity markets turned neutral. The uptrend resumed in January as investors anticipated a return to economic growth. But the market reversed course when year-end corporate earnings proved disappointing and worries grew over war with Iraq. Markets turned higher again in mid-March, as fears of a long, draining war evaporated and optimism regarding the long awaited economic recovery seemed to be renewed. Small-cap stocks ended the second quarter of the year as the best performing equity class as investors showed an interest in attractively priced stocks that had been punished earlier in the year.

Q: WHICH OF YOUR DECISIONS MOST AFFECTED PORTFOLIO PERFORMANCE?

A: The biggest contributor to relative performance was iDine Reward Networks, which markets loyalty reward programs to consumers for utilizing member restaurants, which was and is our largest holding in the Portfolio. iDine appreciated as consistently solid fundamental operating results were finally rewarded by the market. Alliance Atlantis Communications, a producer and distributor of movies and television shows, produced solid performance. TALX, a business process outsourcer, appreciated due to strong demand for the company's services. School Specialty, a distributor of school supplies, appreciated as the result of its attractive valuation and the announcement of a favorable acquisition.

   An underweight position in biotechnology and medical devices and underperformance by our health care services holdings combined to have the largest negative impact on relative performance. We were not invested in biotechnology and this contributed to the Portfolio's performance lag versus its benchmark. Our health care services investments underperformed the benchmark for a variety of reasons that we view as temporary. We remain confident that our long-term approach in this area will be rewarded. The largest single detractor from performance was Haemonetics, a manufacturer of blood filtration equipment. This holding declined as demand for the company's products weakened. The stock price of Agnico Eagle Mines dropped due to production problems. However, we don't think these difficulties are significant enough to prevent the company from realizing the value of its mining assets.

Q: PLEASE HIGHLIGHT THE CHANGES THAT WERE MADE TO THE PORTFOLIO OVER THE PERIOD.

A: We added FTI Consulting, a financial consulting firm that specializes in bankruptcy consulting, after the stock declined on concerns that a better economy would hurt their business. We also purchased Tech Data, a distributor of technology products, in anticipation of an eventual upturn in demand. Tupperware was added due to the defensive nature of its products. We added Seacor Smit, an owner and operator of supply boats to offshore drilling contractors, due to our favorable outlook for the oil and gas markets. Manhattan Associates, a leading software vendor focused on supply chain management, was added because of its leadership position in its market and because we were impressed with the company's strong results despite a difficult operating environment.

   We eliminated a position in Medimune because we had acquired the company when it had purchased one of our holdings and the stock is not a small-cap stock. We sold our holdings of Orthodontic Centers of America and AFC Enterprises because of deteriorating fundamentals. We eliminated Wind River Systems because of an uncertain outlook for its products.

Q: PLEASE GIVE US YOUR OUTLOOK FOR THE ECONOMY AND FOR SMALL STOCKS.

A: Business conditions are not improving rapidly, but they are no longer getting worse. As value-conscious investors, we continue to focus on fundamental measures of corporate health, emphasizing companies whose stock valuations appear to understate their growth potential over the next couple of years.

   When the economy rebounds, the attractive valuations of small-cap stocks have the potential to attract more investors. We may be approaching a time when investors have more confidence in the economy; should this happen, small caps have the potential to produce strong returns.

THE PRECEDING INFORMATION IS THE OPINION OF FUND MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

[SIDENOTE]

Small-capitalization stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 6/30/03

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                      88.2%
Temporary Cash Investments               9.5%
International Common Stocks              2.3%

[CHART]

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Financials                             19.6%
Industrials                            18.8%
Consumer Discretionary                 14.2%
Health Care                            11.9%
Energy                                  9.1%
Materials                               7.6%
Information Technology                  7.4%
Consumer Staples                        4.5%
Utilities                               3.8%
Telecommunication Services              3.1%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

  1. Freeport-McMoRan Copper & Gold, Inc. (Class B)              2.12%
  2. Foot Locker, Inc.                                           2.09
  3. Telephone & Data Systems, Inc.                              2.03
  4. CVS Corp.                                                   1.99
  5. Manor Care, Inc.                                            1.97

Holdings will vary for other periods. They exclude money market instruments.

PRICES AND DISTRIBUTIONS

                                                        6/30/03          12/31/02
Net Asset Value per Share                               $ 16.85           $ 14.94

DISTRIBUTIONS PER SHARE                                SHORT-TERM      LONG-TERM
(1/1/03 - 6/30/03)                      DIVIDENDS      CAPITAL GAINS   CAPITAL GAINS
                                        $ 0.0567       $    -          $    -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER MID CAP VALUE VCT PORTFOLIO at net asset value, compared to that of the Russell Midcap Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

             PIONEER MID CAP         RUSSELL MIDCAP
             VALUE VCT PORTFOLIO*    VALUE INDEX+
3/31/1995                $ 10,000          $ 10,000
                         $ 11,819          $ 12,263
                         $ 13,596          $ 14,748
6/30/97                  $ 16,952          $ 19,812
                         $ 16,271          $ 20,820
6/30/99                  $ 18,407          $ 20,799
                         $ 21,721          $ 24,789
6/30/2001                $ 23,130          $ 25,369
                         $ 20,537          $ 22,920
6/30/2003                $ 23,241          $ 25,922

+ Index comparison begins 2/28/95. The Russell Midcap Value Index measures the performance of the value-oriented stocks in the Russell Midcap Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2003)

NET ASSET VALUE*

Life-of-Class                   10.53%
(3/1/95)
5 Years                          4.79%
1 Year                           2.22%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 6/30/03

The war in Iraq was the most significant factor influencing equity prices during the first six months of 2003. Equities, including mid-cap value stocks, began to rally in early March in reaction to optimistic reports about the war's progress. The rally continued through the end of the period on June 30, 2003 as investors became more optimistic that the economy would finally emerge from its prolonged slump. In the following interview, Rod Wright discusses the market environment and portfolio strategies for the six months ended June 30, 2003. Mr. Wright is responsible for the day-to-day portfolio supervision of Pioneer Mid Cap Value VCT Portfolio.

Q: HOW DID THE PORTFOLIO PERFORM?

A: The Portfolio outperformed the overall stock market and finished slightly ahead of the benchmark for the mid-cap value universe. For the six-month period ended June 30, 2003, the Portfolio had a total return of 13.16%, at net asset value. During the same period, the Standard & Poor's 500 Index, reflecting the performance of large company stocks, returned 11.75%, while the Russell Midcap Value Index had a return of 13.11%.

Q: WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE SIX MONTHS?

A: Virtually all stocks declined during the first weeks of the year, amidst the growing apprehension about the looming war with Iraq. In addition to the war worries, investors were concerned about the weak economy and the continuing allegations of corporate fraud and corruption. However, the negative sentiment changed abruptly in March as it became evident that the U.S. and its allies would gain a quick victory in the major combat in Iraq. Mounting optimism also was fueled by passage of a large federal tax cut and by the Federal Reserve Board's continuing policy to lower short-term interest rates to stimulate the economy. From March 11 through the end of the six-month period, stock prices rose steadily on this wave of new optimism, despite the lack of clear evidence that economic growth was beginning to increase.

Q: WHAT WERE YOUR PRINCIPAL STRATEGIES DURING THE SIX MONTHS?

A: In general, we stuck to our long-term discipline, emphasizing investments in reasonably valued stocks. When specific holdings rise sharply and become more expensive, we typically sell some or all of the Portfolio's position to take profits and reduce risk. This is in keeping with our goal of consistent performance with less risk than competitor portfolios. At the start of the year, we overweighted technology stocks. However, as that industry surged when the stock market rallied, we reduced our tech position, becoming more defensive by adding to our health care, energy and materials holdings.

Q: WHAT INVESTMENTS HAD THE GREATEST POSITIVE INFLUENCE ON PERFORMANCE?

A: Our better performing investments tended to be from a variety of industries, reflecting our emphasis on individual stock selection rather than industry weighting.

   Amdocs, a transaction processing company specializing in the operation of billing systems for telecommunications companies, was the single largest contributor to performance during the six months, gaining 151% during the period. However, we gradually reduced our exposure to the company as its stock price rose, selling about three-quarters of our position. Other technology-related holdings that showed strong gains included Mentor Graphics, which produces automated, electronic design software for the semiconductor industry, and Symbol Technologies, which develops and manufactures scanners and mobile computing devices that help track inventories and deliveries. Mentor rose 96% during the six months, while Symbol Technologies appreciated 66%.

   IVAX and Mylan Laboratories, two specialty pharmaceutical and generic drug manufacturers, both turned in very strong performance based on prospects for products in development as well as the improving outlook for generic drugs.

   Other positive contributors included retailer Sears, which rose by 37% since we first invested last December, and mining company Freeport-McMoRan. Freeport, which owns the largest and lowest-cost mine in the world, benefited from the rising price of gold.

Q: WHAT WERE YOUR MAJOR DISAPPOINTMENTS?

A: The biggest detractor from performance was our underweighting of utility stocks. As the stock market rallied, some lower-quality utilities posted huge gains. In addition, dividend-paying utilities became increasingly attractive as interest rates continued to decline.

   Among our holdings, Triad Hospitals, a hospital management company, disappointed us during the period, through no fault of its own. It declined because of the well-publicized problems of HCA, a major hospital company, and because of concerns that hospital usage might be declining. Declining fundamentals and intense competition among discount retailers undermined the stock value of BJ's Wholesale Club.

Q: WHAT IS YOUR INVESTMENT OUTLOOK?

A: We are concerned about the short term, believing that it is possible the market may give back some of its recent gains. We remain defensively positioned and are very conscious of valuations in our stock decisions. However, we are much more optimistic about the longer term and believe that after clear evidence emerges about an economic rebound, the stock market could enter a sustained period of good performance. In general, corporations have improved their balance sheets and are well positioned to benefit from low interest rates and an economic recovery.

THE PRECEDING INFORMATION IS THE OPINION OF FUND MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

[SIDENOTE]

Mid-capitalization stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER GROWTH SHARES VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 6/30/03

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                                      92.2%
Exchange Traded Fund                                     5.0%
U.S.-Denominated Foreign Stocks                          1.5%
Depositary Receipts for International Stocks             1.3%

[CHART]

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Information Technology               27%
Health Care                          26%
Consumer Staples                     15%
Industrials                          11%
Financial                            10%
Consumer Discretionary                8%
Energy                                3%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

  1. Pfizer, Inc.                                                8.20%
  2. Microsoft Corp.                                             6.61
  3. Nasdaq - 100 Index Traded Stock                             4.98
  4. Wal-Mart Stores, Inc.                                       4.55
  5. General Electric Co.                                        4.04

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                                        6/30/03          12/31/02
Net Asset Value per Share                               $ 11.01           $ 9.75

DISTRIBUTIONS PER SHARE                                SHORT-TERM      LONG-TERM
(1/1/03 - 6/30/03)                      DIVIDENDS      CAPITAL GAINS   CAPITAL GAINS
                                        $ 0.0014       $    -          $    -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER GROWTH SHARES VCT PORTFOLIO at net asset value, compared to that of the Russell 1000 Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

               PIONEER GROWTH SHARES     RUSSELL 1000
               VCT PORTFOLIO*            GROWTH INDEX
10/31/1997                  $ 10,000           $ 10,000
                            $ 10,227           $ 10,542
                            $ 13,561           $ 14,622
6/30/99                     $ 14,637           $ 19,470
                            $ 13,484           $ 15,104
6/30/2001                   $ 10,962           $ 12,019
                            $  7,157           $  8,668
6/30/2003                   $  8,083           $  9,802

The Russell 1000 Growth Index contains those Russell 1000 securities with greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2003)

NET ASSET VALUE*

Life-of-Class                   -3.69%
(10/31/97)
5 Years                         -8.46%
1 Year                          -0.89%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

PIONEER GROWTH SHARES VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 6/30/03

The quick resolution of the major military campaign in Iraq in March sparked a stock market rally led by growth stocks, which continued through the end of June. Equities that had been driven down the furthest in the slump of the previous three years, including technology and telecommunications issues, tended to be among the performance leaders in the market revival. In the following interview, Eric Weigel discusses the factors that influenced the performance of Pioneer Growth Shares VCT Portfolio during the six-month period ended June 30, 2003. Mr. Weigel is responsible for the Portfolio's day-to-day management.

Q: HOW DID THE PORTFOLIO PERFORM DURING THE FIRST HALF OF 2003?

A: The Portfolio performed well. For the six-month period ended June 30, 2003, the Portfolio's Class I shares had a total return of 12.94%, at net asset value. For the same period, the Standard & Poor's 500 Index, a benchmark for large-company stocks, returned 11.76%, while the Russell 1000 Growth Index had a return of 13.09%.

Q: WHAT FACTORS INFLUENCED THE PORTFOLIO'S PERFORMANCE?

A: Our stock selection was excellent, helping lift Portfolio performance, despite our deemphasis of some of the best-performing sectors relative to the Russell 1000 Growth Index.

   We had entered 2003 with a moderately aggressive outlook, emphasizing companies that had clearly shown their ability to improve their earnings and that had reasonable stock valuations. However, more speculative stocks tended to be the performance leaders in the rally that began in March and continued through June 30.

   The Portfolio's investments in the health care industry, which we overweighted relative to the Russell 1000 Growth Index, were major contributors to the Portfolio's performance during the period. Our consumer staples holdings also helped overcome our deemphasis of more aggressive technology and consumer discretionary stocks, which we believed offered more risk than growth potential in the near term.

Q: WHAT WERE SOME OF THE INVESTMENTS THAT CONTRIBUTED TO PERFORMANCE?

A: Health care led the way. Specialty pharmaceutical and generic drug manufacturers did well both because of growing sales and because of improving prospects in the generic part of the industry, which should benefit from President Bush's health care plan. Takeover activity and a more favorable regulatory environment also helped biotech stocks post strong results. The Portfolio's performance leaders included Biovail, a specialty pharmaceutical and generic manufacturer, and Mylan Labs, a generic company. Scios, a small pharmaceutical company, was acquired during the period by Johnson & Johnson at a healthy premium to its stock price. Amgen, a leading biotech firm, also contributed to performance.

   In the consumer staples group, Estee Lauder was a very strong performer, while PepsiCo also helped. Estee Lauder's stock staged a particularly strong turnaround from a low valuation. Sales at airport outlets account for 30% of the cosmetics company's revenues. As sales increased at the airports and other retail locations, the stock performed very well.

Q: WHAT INVESTMENT DECISIONS DETRACTED FROM PERFORMANCE?

A: Our decision to deemphasize aggressive technology stocks did not help. While we did have representation in the technology industry, we tended to own larger, less risky companies. Many of our technology holdings also rose in the rally, but they still trailed some of the more speculative performance leaders during the period. For example IBM and Nokia, two major positions, gained 7% and 8%, respectively, during the six months but still lagged far beyond technology averages. Cadence Systems, another position, rose by just 2%. One large holding that performed very well was Intel, which gained 33%. However, Microsoft, one of the Portfolio's largest holding on June 30, actually fell by one-half of one percentage point.

Q: WHAT IS YOUR INVESTMENT OUTLOOK?

A: We are cautious. While we still think stocks offer good value in relation to bonds, we think stock market prices reflect overly optimistic expectations for corporate earnings growth. We believe earnings may rise for the remainder of 2003, but they may fall short of market expectations.

   We remain slightly underweighted in technology and overweighted in health care, which we believe offers more stable and predictable earnings growth rates. We will continue to take advantage of major market day-to-day moves in stock prices to reduce our positions in higher priced stocks and invest in equities with more reasonable valuations.

   We intend to continue to keep the Portfolio less aggressively positioned, with an emphasis on lower risk stocks.

THE PRECEDING INFORMATION IS THE OPINION OF FUND MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

[SIDENOTE]

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER REAL ESTATE SHARES VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 6/30/03

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                    92.7%
Temporary Cash Investment              7.3%

[CHART]

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Retail                                26.7%
Office                                23.3%
Apartment                             18.5%
Diversified                           11.5%
Industrial                             7.9%
Hotel                                  6.0%
Self Storage                           4.4%
Manufactured Homes                     1.7%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

  1. Equity Office Properties Trust                              7.02%
  2. Simon DeBartolo Group, Inc.                                 5.78
  3. Equity Residential Property Trust                           4.30
  4. General Growth Properties, Inc.                             4.19
  5. ProLogis Trust                                              4.19

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                                        6/30/03          12/31/02
Net Asset Value per Share                               $ 15.86          $ 14.47

DISTRIBUTIONS PER SHARE                                SHORT-TERM      LONG-TERM
(1/1/03 - 6/30/03)                      DIVIDENDS      CAPITAL GAINS   CAPITAL GAINS
                                        $ 0.360        $    -          $    -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER REAL ESTATE SHARES VCT PORTFOLIO at net asset value, compared to that of the Wilshire Real Estate Securities Index. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.

[CHART]

             PIONEER REAL ESTATE       WILSHIRE REAL
             SHARES VCT PORTFOLIO*     ESTATE SECURITIES INDEX+
3/31/1995                 $ 10,000                     $ 10,000
                          $ 11,696                     $ 11,322
                          $ 15,875                     $ 15,497
6/30/97                   $ 19,235                     $ 18,565
                          $ 15,629                     $ 15,330
6/30/99                   $ 14,977                     $ 14,841
                          $ 19,397                     $ 19,403
6/30/2001                 $ 20,911                     $ 21,431
                          $ 21,440                     $ 21,983
6/30/2003                 $ 24,071                     $ 24,945

+ Index comparison begins on 2/28/95. The Wilshire Index is a market-capitalization weighted measure of the performance of real estate investment trusts (equity and hybrid) and real estate operating companies. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2003)

NET ASSET VALUE*

Life-of-Class                   11.12%
(3/1/95)
5 Years                          5.87%
1 Year                           2.35%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

PIONEER REAL ESTATE SHARES VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 6/30/03

Following the swift conclusion of the war in Iraq in early April, equity markets staged an impressive rebound, contributing to strong gains for the six months ended June 30, 2003. It appears that the relatively short duration of the war in Iraq helped to temper investors' anxiety and ease the uncertainty overshadowing stock markets worldwide. In the following interview, portfolio manager Jeff Caira suggests that while volatility and slow economic growth are complicating a recovery, the outlook is improving.

Q: THE PORTFOLIO HAD POSITIVE RETURNS GOING INTO THE APRIL RALLY. HOW DID IT
   PERFORM FOR THE SIX MONTHS ENDED JUNE 30, 2003?

A: The Portfolio achieved favorable gains for the first half of its fiscal year, which was rewarding given the fact that many sectors of the real estate market were showing increasing vulnerability to the weaker U.S. economy. In April, investors returned to the market with enthusiasm, but our preference for larger, high-quality real estate investments proved to be a drawback during the rally.

   For the six months ended June 30, the Portfolio's total return at net asset value for Class I shares was 12.27%. The Portfolio underperformed its benchmark, the Wilshire Real Estate Securities Index, which rose 13.47% for the same period. In addition to investors' penchant for lower-quality, higher-yielding stocks, poor stock selection in the hotel sector and our decision to limit the Portfolio's exposure to community center property companies during a period of strong performance accounts for the disparity.

Q: WHY DID THE PORTFOLIO'S HOTEL STOCKS PROVE TO BE SO DISAPPOINTING?

A: In addition to choosing stocks that lagged the hotel sector's spring rally, our decision to underweight the Portfolio's exposure to this sector had the added misfortune of limiting its participation in the rebound. Furthermore, Starwood Hotels & Resorts, which we'd chosen to slightly underweight (relative to the benchmark), outperformed the benchmark for the six-month period.

Q: DESPITE SLUGGISH ECONOMIC GROWTH, RETAIL STOCKS TURNED IN STRONG PERFORMANCE.
   WHY IS THAT?

A: Retails stocks benefited from continued improvement in fundamentals, as landlords were generally able to increase occupancy levels in retail centers and generate strong rent increase on expiring and new leases. Additionally, there were fewer tenant bankruptcies than there were for the same period last year, keeping cash flows strong. Investors continued to bid these stocks up despite valuations levels at the high end of the historical range for community center property companies. Investors appeared to be downplaying valuation levels in favor of the strong absolute and even stronger relative fundamentals of this property type. Two of the Portfolio's largest investments in this area of the retail sector, Pan Pacific Retail Properties and Weingarten Realty Investors, were significant contributors to performance for the six months under review.

Q: HAS THE OUTLOOK FOR THE OFFICE SECTOR IMPROVED?

A: Office real estate investment trusts (REITs) are still experiencing weak fundamentals, since the sector is so highly correlated to the direction of economic growth, albeit with a lag. Vacancy rates have risen and expiring contractual rent agreements, which experienced dramatic increases in recent years, are, in many cases, in jeopardy of being renewed at today's lower rent levels. We're watching the group closely to look for signs of job growth in the economy, which could signal a subsequent turnaround in office property fundamentals. We are pleased to see that the supply of new office buildings has moderated, which bodes well for the sector once job growth improves and demand increases.

Q: WHAT IS YOUR OUTLOOK?

A: We believe that the longer-term benefits of real estate investments remain intact - namely above-average dividend yields, relatively stable cash flows and modest growth. The industry's current fundamentals are weak, however, and we don't foresee substantial improvement, with the exception of hotel REITs, until job growth resumes. While we remain cautious, we've taken steps to reduce the Portfolio's exposure to defensive sectors, including industrial, manufactured housing and office REITs, and slightly increased its exposure to retail by adding to community center property companies. Since real estate is a lagging indicator of the economy's strength by about six months, we want to ensure that the Portfolio is well positioned for an eventual recovery before it becomes widely apparent.

THE PRECEDING INFORMATION IS THE OPINION OF FUND MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

[SIDENOTE]

Real estate investments may be subject to special risks, including risks related to general and local economic conditions and risks related to an individual property.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 6/30/03

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                                      91.5%
Depositary Receipts for International Stocks             3.6%
Temporary Cash Investments                               3.5%
International Common Stocks                              1.4%

[CHART]

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Financials                             16.7%
Information Technology                 15.6%
Industrials                            14.6%
Consumer Discretionary                 12.4%
Health Care                            11.0%
Consumer Staples                       10.4%
Energy                                  7.6%
Materials                               6.0%
Telecommunication Services              3.8%
Utilities                               1.9%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

  1. ChevronTexaco Corp.                                         2.91%
  2. IBM Corp.                                                   2.38
  3. SBC Communications, Inc.                                    2.04
  4. Exxon Mobil Corp.                                           1.93
  5. Target Corp.                                                1.86

Holdings will vary for other periods. They exclude money market instruments.

PRICES AND DISTRIBUTIONS

                                                        6/30/03          12/31/02
Net Asset Value per Share                               $ 16.28          $ 15.28

DISTRIBUTIONS PER SHARE                              SHORT-TERM      LONG-TERM
(1/1/03 - 6/30/03)                    DIVIDENDS      CAPITAL GAINS   CAPITAL GAINS
                                      $ 0.090        $    -          $    -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER FUND VCT PORTFOLIO at net asset value, compared to that of the Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

               PIONEER FUND
               VCT PORTFOLIO*  S&P 500 INDEX
10/31/1997           $ 10,000       $ 10,000
                     $ 10,543       $ 10,643
                     $ 13,296       $ 13,686
6/30/1999            $ 15,411       $ 16,565
                     $ 15,600       $ 15,060
6/30/2001            $ 13,908       $ 13,275
                     $ 11,261       $ 10,342
6/30/2003            $ 12,067       $ 11,552

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

AVERAGE ANNUAL
TOTAL RETURNS
(As of June 30, 2003)

NET ASSET VALUE*

Life-of-Class                    3.38%
(10/31/97)
5 Years                          0.17%
1 Year                          -4.89%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 6/30/03

In the following discussion, John Carey, portfolio manager of Pioneer Fund VCT Portfolio, comments on the performance of the Portfolio, as well as the economy over the past six months.

Q: PLEASE COMMENT ON THE STOCK MARKET DURING THE FIRST SIX MONTHS OF 2003 AND
   THE PERFORMANCE OF PIONEER FUND VCT PORTFOLIO.

A: The first half of 2003 saw a marked change in the direction of stock prices in the United States. After beginning the year in a state of great uncertainty, the market turned sharply upward in the middle of March. The immediate catalyst for the improvement seemed to be the apparent military success of the U.S. and British led coalition in Iraq. For several months prior to the war in Iraq, investors had been nervous about the prospect of war and unsure of its economic consequences. Relieved of that anxiety and also heartened by continued low interest rates, new Federal tax cuts and improved corporate earnings, investors flocked back to the stock market in the second quarter. Prices rose briskly from the depressed levels of earlier in the year. At the margins there was intense speculative activity in many "deep value" and "turnaround" stocks, even in some with, in our view, quite dubious prospects. A burst of merger-and-acquisition transactions also captivated investors.

   For the six months ended June 20, 2003, the S&P 500 Index rose by 11.76%. The performance came principally in the second quarter, when the S&P 500 went up 15.39%. By comparison, Pioneer Fund VCT Portfolio rose, on a fully reinvested basis at net asset value, by 7.16% in the six months and 13.64% in the second quarter.

Q: CAN YOU PROVIDE FURTHER DETAIL ON SECTOR PERFORMANCE FOR THE MARKET AND THE
   PORTFOLIO AND ON THE PERFORMANCE OF PARTICULAR STOCKS IN THE PORTFOLIO THAT HELPED OR HURT RESULTS?

A: The sectors with the greatest absolute performance during the period for both the Portfolio and the S&P 500 were financials and information technology. In those sectors the Portfolio posted weighted returns equal to or better than the S&P 500. While our stock selections in some cases differed from the stocks important in the Index, we managed to do quite well, especially in the financial sector. Our positions in T. Rowe Price and National City made significant contributions, and we also benefited by not owning the troubled Freddie Mac. In technology, Synopsys was a stand out for us.

   Looking across the other sectors, our areas of weakness included most notably consumer discretionary, health care and industrials. In each case, it was our choice of stocks rather than the amount of our investment in the sector that caused the problems. Sony and Eastman Kodak hurt us in consumer discretionary; owning the struggling Schering-Plough while not owning the strong performer Amgen hampered results in health care; and, in industrials, despite the exceptional performance of our holding in PACCAR, the poor return of General Dynamics and the fact that we were only lightly represented in the very strong General Electric held us back.

Q: WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE SIX MONTHS?

A: Positioning the Portfolio for the improvement in many areas of technology spending, we added six names in that sector: Electronic Data Systems, Electronic Arts, SunGuard Data Systems, Symantec, Cisco Systems and Qualcomm. We continue to look for additional promising names in the information technology sector as well as in all the other sectors.

   We sold 3M at what we regarded as a full price. In a cash acquisition offer, we also sold profitably our long-held position in American Water Works. After extended disappointment with results, we sold Schlumberger, Sony, CVS, Ford Motor and General Motors. Loss of confidence in management led to our decisions to part company with DPL and Bristol-Myers Squibb. Judging that there were more attractive alternatives elsewhere, we also sold our positions in British Petroleum and Mellon Financial.

Q: WHAT IS YOUR OUTLOOK FOR THE REST OF THE YEAR?

A: We are optimistic for the rest of the year, though we have several concerns.
   The high prices of oil and natural gas may become a drag on corporate profitability as the year progresses. We are also watching the bond market closely and are wondering about the effects of rising longer-term interest rates on housing, banks and mortgage-finance companies, and insurance companies with large bond portfolios. Finally, we expect the dollar to stabilize and perhaps even strengthen somewhat against the euro and British pound and so do not think that the boost to U.S. corporate earnings resulting from the weak dollar will persist.

   Counterbalancing the concerns are a number of intriguing developments. The new Federal income tax cuts, including the reductions in taxes on dividends and capital gains, should prove stimulative. New regulations, including the Sarbanes-Oxley corporate responsibility provisions and the SEC proxy-voting disclosure requirements, are helping to restore investor confidence in financial markets. Recovery in Asia is in progress following the SARS epidemic. Finally, capital spending appears to be picking up as businesses feel they are at last regaining their footing and getting some traction after three very difficult years.

   The key to further market advances will be corporate earnings. Improvements in earnings, calendar year to date, have been fueled importantly by cost cutting, the weak dollar, the mortgage-refinancing boom and very low interest rates. Going forward, companies must achieve real unit sales growth and also get some pricing in order to power additional growth in earnings. Will it happen? Six months from now we shall know. We do think that there is a reasonably good chance of the needed earnings growth, based on our conversations with company managements about the improving tone of their businesses. We are going to "place our bets" on that outcome, which we think is also likely assuming a normal rotation of the business cycle. Thank you for your continued support.

THE PRECEDING INFORMATION IS THE OPINION OF FUND MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

[SIDENOTE]

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 6/30/03

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                     91.6%
Temporary Cash Investments              5.4%
U.S. Convertible Securities             3.0%

[CHART]

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Financials                             23.2%
Utilities                              15.3%
Industrials                            12.0%
Consumer Discretionary                 11.6%
Energy                                 11.0%
Consumer Staples                        8.2%
Health Care                             7.4%
Telecommunication Services              5.1%
Materials                               4.1%
Information Technology                  2.1%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

  1. Paccar, Inc.                                                4.32%
  2. ChevronTexaco Corp.                                         4.12
  3. ConocoPhillips, Inc.                                        3.56
  4. Exxon Mobil Corp.                                           3.36
  5. Constellation Energy Group                                  2.86

Holdings will vary for other periods. They exclude money market instruments.

PRICES AND DISTRIBUTIONS

                                           6/30/03        12/31/02
Net Asset Value per Share                  $ 16.15        $ 15.11

DISTRIBUTIONS PER SHARE                              SHORT-TERM        LONG-TERM
(1/1/03 - 6/30/03)                    DIVIDENDS      CAPITAL GAINS     CAPITAL GAINS
                                      $ 0.180        $    -            $    -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER EQUITY INCOME VCT PORTFOLIO at net asset value, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

             PIONEER EQUITY INCOME    RUSSELL 1000
             VCT PORTFOLIO*           VALUE INDEX+
 3/31/1995                $ 10,000        $ 10,000
                          $ 12,025        $ 12,632
                          $ 13,852        $ 15,366
 6/30/1997                $ 18,732        $ 20,773
                          $ 22,816        $ 24,021
 6/30/1999                $ 23,092        $ 25,787
                          $ 26,522        $ 27,597
 6/30/2001                $ 24,673        $ 26,054
                          $ 20,770        $ 22,010
 6/30/2003                $ 22,465        $ 24,555

+ Index comparison begins 2/28/95. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growt values. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in any Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of June 30, 2003)

NET ASSET VALUE*

Life-of-Class                   10.57%
(3/1/95)
5 Years                          1.31%
1 Year                          -3.69%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 6/30/03

In the following discussion, John Carey, portfolio manager of Pioneer Equity Income VCT Portfolio, reviews the Portfolio's performance and the investment environment over the first half of 2003.

Q: HOW DID PIONEER EQUITY INCOME VCT PORTFOLIO PERFORM OVER THE SIX-MONTH PERIOD
   ENDED JUNE 30, 2003?

A: For the six months ended June 30, 2003, Pioneer Equity Income VCT Portfolio returned 8.16% at net asset value. The Portfolio's benchmark, the Russell 1000 Value Index returned 11.57% over the same period.

Q: PLEASE DESCRIBE THE INVESTMENT BACKDROP OVER THE PERIOD.

A: While the first quarter of the year was marked by the war in Iraq and declining equity markets, the second quarter looked much brighter. Heartened by the U.S. success in Iraq, continued low interest rates, new federal tax cuts and improved corporate earnings, investors flocked back to the stock market in the second quarter. Prices rose sharply from the depressed levels of earlier in the year. At the margins there was intense speculative activity in many "deep value" and "turnaround" stocks, and an increase in merger-and-acquisition transactions also captivated investors.

Q: WHAT HELPED AND WHAT HINDERED RESULTS?

A: For the six months ended June 30, 2003, the greatest contributor to performance was our security selection in industrials. PACCAR, the heavy-truck manufacturer, contributed to relative performance by returning 48% year-to-date.

   Also contributing positively to relative performance during the period was our security selection in the energy sector. Our overweight in ConocoPhillips helped as the company returned over 15% during the first six months of the year. Our position in Exxon Mobil also contributed to performance.

   Our security selection in the consumer discretionary sector detracted from relative performance. Eastman Kodak lost almost 20% during the period, on reduced profit forecasts due to the SARS epidemic in Asia, which detracted from film sales. Our low weighting and security selection within the strong-performing information technology sector also detracted from performance. Diebold, one of the world's largest producers of ATMs and related software, performed poorly.

   Other weak performers included Johnson & Johnson, Roanoke Electric Steel and Sara Lee. Also, not owning tobacco stocks in a quarter in which they outperformed detracted from performance.

Q: WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO OVER THE PERIOD?

A: Following Microsoft's new focus on dividends, we added shares of that dominant software company. Rising farm income also led us to initiate a position in Deere, the most important agricultural-equipment manufacturer. Other securities added in the six-month period were Coca-Cola, Charter One Financial and Simon DeBartolo Group.

   Sold during the first six months of the year were 3M and Fifth Third Bancorp, both of which reached our price targets. Less happy were our experiences with Schering-Plough, Duke Energy, Dell and Nicor, all of which we sold following disappointing corporate developments. In the case of American Water Works, we sold at a profit in a cash acquisition offer.

Q: WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF THE YEAR?

A: We are optimistic for the rest of the year, though we have several concerns.
   The high prices of oil and natural gas may become a drag on corporate profitability as the year progresses. We are also watching the bond market closely and are wondering about the effects of rising longer-term rates on housing, mortgage-finance companies and insurance companies with large bond portfolios. Finally, we expect the dollar to stabilize and even strengthen somewhat against the euro and so do not think that a boost to earnings from the weak dollar will persist.

THE PRECEDING INFORMATION IS THE OPINION OF FUND MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

[SIDENOTE]

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER BALANCED VCT PORTFOLIO                  PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 6/30/03

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                              62.3%
U.S. Government Agency Obligations              15.0%
Corporate Bonds                                 22.3%
Foreign Government Bonds                         0.4%

[CHART]

SECTOR DISTRIBUTION
(As a percentage of long-term holdings)

Consumer Staples                       17.0%
Government                             15.4%
Financials                             13.0%
Consumer Discretionary                 12.3%
Health Care                             9.3%
Industrials                             9.3%
Energy                                  8.6%
Information Technology                  8.5%
Materials                               4.6%
Utilities                               1.1%
Telecommunication Services              0.9%

FIVE LARGEST HOLDINGS
(As a percentage of long-term holdings)

  1. Federal Home Loan Mortgage Corp., 6.0%, 1/1/33              5.03%
  2. Pfizer, Inc.                                                3.78
  3. Family Dollar Stores, Inc.                                  3.15
  4. Berkshire Hathaway, Inc. (Class B)                          3.14
  5. Anheuser-Bush Co., Inc.                                     2.96

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                           6/30/03        12/31/02
Net Asset Value per Share                  $ 13.25        $ 12.27

DISTRIBUTIONS PER SHARE                              SHORT-TERM        LONG-TERM
(1/1/03 - 6/30/03)                   DIVIDENDS       CAPITAL GAINS     CAPITAL GAINS
                                     $ 0.130         $    -            $    -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER BALANCED VCT PORTFOLIO at net asset value, compared to that of the Standard & Poor's (S&P) 500 Index, the Lehman Brothers Aggregate Bond Index and the Russell 3000 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

             PIONEER BALANCED     LEHMAN BROTHERS AGGREGATE      S&P 500
             VCT PORTFOLIO*       BOND INDEX+                    INDEX       RUSSELL 3000 INDEX
3/31/1995            $ 10,000                      $ 10,000     $ 10,000              $ 100,000
                     $ 11,847                      $ 11,359     $ 12,533              $  12,550
                     $ 13,536                      $ 11,687     $ 15,406              $  15,288
6/30/97              $ 15,920                      $ 12,827     $ 20,543              $  20,147
                     $ 16,341                      $ 14,042     $ 26,417              $  25,011
6/30/99              $ 16,754                      $ 13,740     $ 31,974              $  30,238
                     $ 17,668                      $ 15,368     $ 29,068              $  27,983
6/30/2001            $ 17,268                      $ 16,675     $ 25,623              $  24,776
                     $ 15,496                      $ 18,513     $ 19,961              $  19,439
6/30/2003            $ 16,905                      $ 19,486     $ 22,307              $  21,909

+ Index comparison begins 2/28/95. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted measure of government and corporate securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-based securities. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Pioneer believes the S&P 500 Index is more representative of the issues in the Portfolio than the Russell 3000 Index and will not provide the Russell 3000 Index in the future. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in any Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of June 30, 2003)

NET ASSET VALUE*

Life-of-Class                    6.76%
(3/1/95)
5 Years                         -0.02%
1 Year                           5.19%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

PIONEER BALANCED VCT PORTFOLIO                  PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 6/30/03

Investor optimism rose quickly during the first six months of 2003, buoyed by the quick ending to major armed conflict in Iraq and by rising expectations that federal monetary policy and fiscal stimulus would combine to lift the economy from its slump. In this improving environment, both the equity and fixed-income portions of Pioneer Balanced VCT Portfolio delivered strong results. In the following interview, Timothy Mulrenan, who is responsible for the equity portion of the portfolio, and Richard Schlanger, who oversees the fixed-income portfolio, discuss the markets and their investment strategies during the past six months.

Q: HOW DID PIONEER BALANCED VCT PORTFOLIO PERFORM DURING THE SIX-MONTH PERIOD?

A: The Portfolio performed very well. For the six months ended June 30, 2003, Pioneer Balanced VCT Portfolio had a total return of 9.10% at net asset value.

Q: HOW WOULD YOU DESCRIBE THE INVESTMENT ENVIRONMENT?

A: After it became apparent in early March that the significant fighting in Iraq would end quickly, market sentiment improved rapidly and investors became willing to allocate funds to riskier sectors in virtually all asset classes in pursuit of greater returns. Optimism rose because of military success in Iraq and the anticipation that the economy would begin to rebound because of the effects of both new tax cuts and the Federal Reserve Board's policies to cut short-term interest rates to stimulate growth.

   In the equity markets, performance was led by stocks from those industries that had been in the most disfavor during the previous three years, including technology, biotechnology, and Internet stocks, as well as small-cap stocks in general.

   In the fixed-income markets, interest rates fell across the spectrum of maturities, with longer-maturity securities posting the strongest total returns. Corporate bonds, especially lower-rated bonds, outperformed government securities as investors anticipated improving credit quality in an economic revival.

Q: WHAT WERE YOUR PRINCIPAL FIXED-INCOME STRATEGIES?

A: We pared back our smaller positions and added to our positions of those securities in which we had the greatest confidence. During a period when many new corporate bonds were issued, we took advantage of this supply and sold some of our shorter-term corporate securities while selectively adding longer-maturity corporates, especially when we saw strong relative values. Within our corporate holdings, we lightened our exposure to banks because we were concerned that the profit margins from their traditional lending business were likely to shrink as the difference between long-term and short-term rates narrowed. We continued to underweight government securities due to supply considerations and an expanding deficit. We reduced our holdings of mortgage-backed securities because of our concerns about prepayment risk, as homeowners refinanced their mortgages.

   The average credit quality of the Portfolio was rated A and the effective duration of the portfolio was 4.26 years, compared with 3.42 years on December 31, 2002. (Ratings apply to underlying securities, not Portfolio shares.)

Q: WHAT WERE YOUR PRINCIPAL EQUITY STRATEGIES?

A: In general, we focused on large-cap, better quality, stable-growth companies, while reducing our exposure to financial stocks and technology stocks because of our concern about the risks in those sectors. We completely avoided the telecommunications and utility industries.

   Progressive Corp., the well-known automobile insurance company, was the single best-performing stock during the six months. Progressive has increased its market share by competing successfully in all three distribution channels for automobile insurance - agents, direct sales and the Internet.

   After we added pharmaceutical company Wyeth to the portfolio in April, the company's stock rallied based on strong drug sales and its decision to use proceeds from its sale of Amgen stock to buy down its debt and improve its balance sheet.

   Defense contractor Northrop Grumman was the portfolio's weakest performer over the six months with a decline of 10%. The rising federal deficit is causing some concern that future defense spending may be curtailed. However, as long as the threat of domestic terrorism continues and global geopolitical risks remain high we believe that public support for defense spending will also remain high.

Q: WHAT IS YOUR OUTLOOK FOR FIXED-INCOME INVESTMENTS?

A: We think the economy will grow, but at a slower pace than in many past recoveries, in part because energy prices remain high. We estimate the national gross domestic product (GDP) will grow at an annualized rate of less than 4% during the second half of 2003. Because of high unemployment and unused industrial capacity, it is possible that the Federal Reserve may lower rates again. However, we believe the Fed is unlikely to raise rates before the second half of 2004.

   With this outlook, we think corporate bonds and mortgages are likely to outperform government securities in the coming months. Longer term, we are concerned about the effects of rising federal deficits and the corporate profit outlook, particularly if revenue-strapped states start raising corporate taxes, which could limit business investment.

Q: WHAT IS YOUR OUTLOOK FOR EQUITY INVESTMENTS?

A: After the strong rally of the first six months of 2003, we think the market may pause and stock prices may remain within a trading range. Many stock prices currently are based on very optimistic expectations for corporate profit growth. Thus far, much of the gains in corporate profitability have been derived from cost cuts rather than revenue gains. We believe that in order for stock prices to go higher, we will need more evidence of a sustained economic recovery than we have seen.

THE PRECEDING INFORMATION IS THE OPINION OF FUND MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

[SIDENOTE]

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 6/30/03

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment in securities)

Convertible Corporate Bonds            50.6%
Corporate Bonds                        43.2%
Convertible Preferred Stocks            3.3%
Temporary Cash Investments              2.9%

[CHART]

MATURITY DISTRIBUTION
(Effective life as a percentage of total debt holdings)

0-1 years          2.9%
1-3 years         16.9%
3-4 years         27.3%
4-6 years         38.9%
6-8 years          8.1%
8+ years           5.9%

FIVE LARGEST HOLDINGS
(As a percentage of total debt holdings)

  1. IVAX Corp., 4.5%, 5/15/08                                            3.45%
  2. Freeport-McMoRan Copper & Gold, Inc., 8.25%, 1/31/06                 2.84
  3. Affymetrix Inc., 4.75%, 2/15/07                                      2.57
  4. Connexant Systems Inc., 4.0%, 2/1/07                                 2.55
  5. Invitrogen Corp., 2.25%, 12/15/06                                    2.30

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                           6/30/03        12/31/02
Net Asset Value per Share                  $ 10.80         $ 9.27

DISTRIBUTIONS PER SHARE                              SHORT-TERM        LONG-TERM
(1/1/03 - 6/30/03)                    DIVIDENDS      CAPITAL GAINS     CAPITAL GAINS
                                      $ 0.40298      $    -            $    -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER HIGH YIELD VCT PORTFOLIO at net asset value, compared to that of Merrill Lynch
(ML) High Yield Master II Index and of the ML Index of Convertible Bonds (Speculative Quality). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

             PIONEER HIGH YIELD VCT    ML HIGH YIELD      ML INDEX OF CONVERTIBLE
             PORTFOLIO*                MASTER II INDEX+   BONDS (SPECULATIVE QUALITY)+
 5/31/2000                 $ 10,000            $ 10,000                       $ 10,000
 6/30/2000                 $ 10,623            $  9,770                       $  8,424
 6/30/2001                 $ 12,387            $ 10,207                       $  7,882
 6/30/2002                 $ 12,211            $ 10,013                       $  7,744
 6/30/2003                 $ 14,804            $ 11,803                       $  9,201

+ Index comparisons begin on 4/30/00. The ML High Yield Master II Index is a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The ML Index of Convertible Bonds (Speculative Quality) is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of June 30, 2003)

NET ASSET VALUE*

Life-of-Class                   12.50%
(5/1/00)
1 Year                          18.44%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

PIONEER HIGH YIELD VCT PORTFOLIO               PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 6/30/03

High-yield bonds profited from a vibrant rally during the six months ended June 30, 2003. In the following interview, manager Margaret Patel outlines the strategy that helped the Portfolio outperform the high-yield market during the six-month period.

Q: HOW DID THE PORTFOLIO PERFORM?

A: During the six months ended June 30, 2003, the Portfolio had a total return based on net asset value of 21.23% for the Portfolio's Class I shares. To compare, the Merrill Lynch High Yield Master II Index returned 17.88%.

Q: WHAT WAS THE ENVIRONMENT LIKE FOR THE HIGH-YIELD MARKET DURING THE PAST SIX
   MONTHS?

A: High-yield bonds enjoyed a strong rally, reflecting a substantial decline in the default rate and sustained, albeit sluggish, economic growth. High-yield bonds significantly outperformed other segments of the bond market and equities as well, rebounding from oversold price levels. Investors became attracted to junk bonds against a backdrop of modest economic growth and historically low interest rates. Yields offered by Treasuries and other higher-quality bond sectors were very low, leading many in the markets to look for opportunities among beaten down high-yield bonds.

Q: WHAT FACTORS HELPED THE PORTFOLIO OUTPERFORM THE MERRILL LYNCH HIGH YIELD
   MASTER II INDEX.

A: The main factor was the strong performance of a number of the Portfolio's investments in convertible securities, which are not part of the Merrill Lynch Index. Both the bond and the stock markets heavily influence these securities. Many of the Portfolio's convertible positions rose in concert with the high-yield bond market, with the rising prices of their underlying equities helping to advance their prices as well.

Q: WHAT WAS YOUR STRATEGY DURING THE PERIOD?

A: It was unchanged. We continued to focus on companies with business positions and liquid resources strong enough to survive in a period of limited economic growth. We also looked to invest in companies that were ready to benefit from the accelerating economic growth that we expect should occur during the second half of 2003. To that end, we added investments in economically sensitive sectors such as basic materials, non-ferrous metals, chemicals, paper and forest products, and packaging. We also maintained a significant allocation to the technology sector, as well as to health care. The steady-growth quality of the Portfolio's health care investments - a sector that we favor due to its positive demographic trends - worked to balance the Portfolio with the economic sensitivity found in other parts.

Q: DID YOU MAINTAIN A SPECIAL FOCUS ON CONVERTIBLE SECURITIES?

A: Yes, they are still an important tool for us. Convertible securities are bonds that are exchangeable for a set number of shares of common stock at a certain price. When we invest in convertible securities, we try to locate those that are selling at discounted prices and offering high yields. Our aim is to invest in convertible securities issued by companies in industries where generic high-yield bonds are not in strong supply, especially smaller companies within rapidly growing industries. Discounted convertible securities are attractive because their prices can appreciate more than regular bonds if the underlying value of the company's stock rises. At the same time, holders of convertible bonds can earn the same attractive yields as those found in the high-yield market. Technology and health care are two sectors where the Portfolio is heavily invested in convertible securities.

Q: WHICH INVESTMENTS PROVED TO BE SOME OF THE TOP PERFORMERS DURING THE FISCAL
   YEAR? WHICH DISAPPOINTED?

A: In such a strong period, many of the Portfolio's holdings enjoyed particularly healthy gains, and very few lost value. Biotechnology holdings such as Imclone and Ligand Pharmaceuticals benefited from a change in investor sentiment brought on by well-publicized drug discoveries and an expectation that the Food and Drug Administration would speed up its approval process. Alpharma and Ivax, two generic pharmaceutical manufacturers, posted improved operating results. Technology was very strong, with the semiconductor and associated industries showing marked improvement, reflecting improving demand. Semiconductor manufacturer Conexant Systems was one Portfolio holding that was part of this trend. In lodging, Meristar Hospitality - which owns and operates upscale, full-service hotels - benefited from an expected turnaround in the travel market. Within basic materials, Freeport-McMoRan rose in response to increasing copper prices. On the down side, our very small stake in DDI, a specialized computer equipment manufacturer, declined due to reduced demand, and we sold the position. PolyOne, a chemical firm, rose but underperformed the market as a whole due to pricing pressures.

Q: WHAT IS YOUR OUTLOOK?

A: We believe it is likely that the economy will continue to grow, with a modest acceleration over the balance of the year and into 2004. With a stronger economy and a continued, gradual decline in default rates, we think that high-yield bonds should provide attractive yields relative to alternatives in more conservative areas of the bond market.

THE PRECEDING INFORMATION IS THE OPINION OF FUND MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

[SIDENOTE]

The Portfolio invests in high-yield bonds, which may be subject to greater price fluctuations than investment-grade bonds.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER STRATEGIC INCOME VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 6/30/03

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

Corporate Bonds                                 51.5%
Foreign Government Bonds                        15.0%
Convertible Corporate Bonds                     14.1%
U.S. Government Agency Obligations              11.3%
Municipal Bonds                                  2.7%
Temporary Cash Investment                        2.5%
Asset-Backed Securities                          1.5%
Supernational Bonds                              0.8%
Sovereign Issues                                 0.6%

[CHART]

QUALITY DISTRIBUTION
(As a percentage of debt holdings)

0-1 years          1.4%
1-3 years         18.8%
3-4 years         19.9%
4-6 years         31.6%
6-8 years         20.0%
8+ years           8.3%

FIVE LARGEST HOLDINGS
(As a percentage of debt holdings)

  1. Government of France, 3.0%, 7/25/09                         2.43%
  2. Government of Canada, 5.25%, 6/1/12                         1.98
  3. Government of Canada, 6.0%, 6/1/11                          1.80
  4. U.S. Treasury Notes, 3.5%, 1/15/11                          1.74
  5. Government of Sweden I/L, 3.5%, 12/1/15                     1.53

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                           6/30/03        12/31/02
Net Asset Value per Share                  $ 10.70         $ 9.67

DISTRIBUTIONS PER SHARE                              SHORT-TERM        LONG-TERM
(1/1/03 - 6/30/03)                    DIVIDENDS      CAPITAL GAINS     CAPITAL GAINS
                                     $ 0.323576      $    -            $   -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER STRATEGIC INCOME VCT PORTFOLIO at net asset value, compared to that of the Lehman Brothers U.S. Universal Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

             PIONEER STRATEGIC           LEHMAN BROTHERS U.S.
             INCOME VCT PORTFOLIO*       UNIVERSAL INDEX+
 7/31/1999                $ 10,000                   $ 10,000
 6/30/1999                $ 10,070                   $ 10,136
                          $ 10,525                   $ 11,234
 6/30/2001                $ 11,251                   $ 12,144
                          $ 12,458                   $ 13,338
 6/30/2003                $ 14,225                   $ 13,999

+ Index comparison begins July 31, 1999. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of June 30, 2003)

NET ASSET VALUE*

Life-of-Class                    9.41%
(7/29/99)
1 Year                          20.76%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

PIONEER STRATEGIC INCOME VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 6/30/03

Healthy returns in most of the sectors the Portfolio invested in led to exceptionally strong performance by Pioneer Strategic Income VCT Portfolio during the six months ended June 30, 2003. In the following interview, Kenneth
J. Taubes discusses the factors that influenced the Portfolio's performance during the period. Mr. Taubes, head of Pioneer's fixed income group, oversees the team responsible for the daily management of the Portfolio.

Q: HOW DID THE PORTFOLIO PERFORM DURING THE SIX MONTHS ENDED JUNE 30, 2003?

A: Performance was excellent. During the six-month period, the Portfolio's Class
   I shares had a total return of 14.19% at net asset value, while the Lehman Brothers U.S. Universal Bond Index returned 4.95%.

   While these returns showed the value of diversification and good security selection, it is important also to note that they occurred during an unusual period in which virtually all classes of bonds in which we invest posted strong performance. The Portfolio's most recent returns may not be sustainable in the future.

Q: WHAT WERE THE PRINCIPAL FACTORS THAT INFLUENCED PERFORMANCE?

A: The Portfolio was ideally positioned to benefit from the strong recoveries in domestic investment-grade and high-yield corporate bonds as well as by the vigorous performance of foreign bonds in both developed and emerging markets.

   In the United States, the investment environment for corporate securities - in which the Portfolio was heavily invested - improved significantly. While falling interest rates tended to support the performance of bonds in general, corporates also benefited from a change in attitudes about the economy and the prospects for an economic recovery. Influenced by declining default rates, investors began to see less risk in corporate debt. In addition, they correctly anticipated that the Federal Reserve would make further cuts in short-term rates, easing the flow of money into the economy. Moreover, evidence began accumulating that the business sector had begun to stabilize. Many corporations had cut their overhead expenses, repaired their balance sheets and refinanced their debt to take advantage of lower interest rates. The weakening of the U.S. dollar on international currency exchanges also tended to help corporations, especially those selling products overseas and those competing domestically against imported goods. Lower-rated corporate bonds, which had performed poorly during the previous two years, had the strongest performance. The Merrill Lynch High Yield Master Index, for example, rose by more than 17% during the six months, while the Merrill Lynch Investment Grade Corporate Index delivered a total return of about 7.5%. By comparison, the 30-year Treasury returned 5.80%, and the five-year Treasury had a return of 3.5%.

   At the end of the fiscal period on June 30, 2003, 46% of Portfolio assets were invested in domestic high-yield bonds, and another 14% were invested in investment-grade corporates.

   Emerging market debt performed as well as domestic high-yield bonds, also contributing to the performance of the Portfolio, which had 14% of assets invested in high-yielding, emerging market debt on June 30, 2003. Many developing nations appeared to stabilize during the period, while their economies benefited from rising prices of commodities such as oil and copper.

   Both emerging market bonds and investment-grade foreign bonds gained as the U.S. dollar declined against most foreign currencies during the period. The Portfolio's holdings in securities denominated in the euro, the Canadian and Australian dollars and the Danish and Swedish kroners also did exceptionally well. On June 30, 2003, 18% of Portfolio assets were invested in international investment-grade debt.

Q: WHY DID THE U.S. DOLLAR CONTINUE TO WEAKEN?

A: A significant change has taken place in the way in which the United States finances its current account and trade deficits with foreign countries. Foreign investors attracted to appreciating U.S. stock prices were responsible for financing a major portion of the deficit during the bull market of the 1990s. However, when U.S. stock prices started to fall, foreign investors looked for alternatives. Fixed-income assets became more attractive than equities, and investors focused on the differences in the yields of different types of securities. Markets in countries such as Australia and Canada offered these investors significantly higher yields than were available in the United States, where money market yields were falling to 40-year lows. As private money migrated out of the United States in search of the best available yields, the value of the U.S. currency continued to fall.

Q: WHAT INDIVIDUAL INVESTMENTS HAD THE MOST INFLUENCE ON PORTFOLIO PERFORMANCE?

A: We had strong performance from several telecommunications company bonds as the industry started to recover from its brutal slump. Bonds of Rogers Cantel, a Canadian wireless company, appreciated, as did the securities of CMS Panhandle, a pipeline company whose bonds were upgraded from high yield to investment grade following a merger announcement. Other individual holdings that supported performance included bonds of Affymetrix, a biotechnology company that produces DNA chip sets that help researchers analyze genetic information, and Veeco Instruments, which produces equipment used in the production of semiconductors.

Q: WHAT IS YOUR INVESTMENT OUTLOOK?

A: The performance of the past six months has been extraordinarily good and is not likely to be repeated. The U.S. dollar may start stabilizing against foreign currencies, while the performance of domestic, high-yield securities may level off. Then, total return may more closely resemble underlying bond yields. In addition, interest rates may be close to their lows, with the possibility that rates may begin to rise once the economy picks up, undermining the performance of high-grade bonds in particular.

   In the absence of any unanticipated events, we think that the domestic economy should strengthen as the effects of the tax cuts and monetary stimulus take hold. Corporate bonds should continue to outperform government securities. We intend to keep emphasizing corporate debt, while reducing our exposure to the possibility of rising interest rates by shortening maturities.

THE PRECEDING INFORMATION IS THE OPINION OF FUND MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

[SIDENOTE]

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

International investing may involve special risks, including differences in accounting and currency as well as economic and political instability.

PIONEER AMERICA INCOME VCT PORTFOLIO            PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 6/30/03

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Government and Agency Obligations               95.5%
Collateralized Mortgage Obligations                   1.6%
Temporary Cash Investment                             2.9%

[CHART]

MATURITY DISTRIBUTION
(Effective life as a percentage of total investment portfolio)

0-1 years         30.2%
1-3 years         42.2%
3-4 years          3.2%
4-6 years         12.8%
6-8 years          1.3%
8+ years          10.3%

FIVE LARGEST HOLDINGS
(As a percentage of debt holdings)

  1. U.S. Treasury Notes, 6.5%, 2/15/10                          10.35%
  2. U.S. Treasury Notes, 6.25%, 8/15/23                          3.95
  3. Federal Home Loan Mortgage Corp., 6.25%, 3/1/33              3.94
  4. U.S. Treasury Bonds, 7.25%, 5/15/16                          3.94
  5. U.S. Treasury Notes, 6.375%, 8/15/27                         2.56

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                           6/30/03        12/31/02
Net Asset Value per Share                  $ 10.59        $ 10.59

DISTRIBUTIONS PER SHARE                              SHORT-TERM        LONG-TERM
(1/1/03 - 6/30/03)                    DIVIDENDS      CAPITAL GAINS     CAPITAL GAINS
                                     $ 0.199672      $     -           $     -

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the change in value of an investment made in PIONEER AMERICA INCOME VCT PORTFOLIO at net asset value, compared to that of the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index and of Lehman Brothers Government Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

               PIONEER AMERICA INCOME      LEHMAN BROTHERS FIXED-RATE MORTGAGE-BACKED          LEHMAN BROTHERS
               VCT PORTFOLIO*              SECURITIES INDEX+                                   GOVERNMENT BOND INDEX+
 3/31/1995                    $ 10,000                                       $ 10,000                        $ 10,000
                              $ 10,574                                       $ 11,098                        $ 11,302
                              $ 10,712                                       $ 11,693                        $ 11,615
 6/30/1997                    $ 11,616                                       $ 12,802                        $ 12,727
                              $ 12,563                                       $ 13,694                        $ 13,981
 6/30/1999                    $ 12,246                                       $ 13,947                        $ 13,667
                              $ 13,686                                       $ 15,505                        $ 15,477
 6/30/2001                    $ 14,573                                       $ 16,779                        $ 16,598
                              $ 16,076                                       $ 18,246                        $ 18,506
 6/30/2003                    $ 16,382                                       $ 18,536                        $ 19,181

+ Index comparisons begin 2/28/95. The Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index is an unmanaged index including 15- and 30-year fixed rate securities backed by pools of the Government National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. The Lehman Brothers Government Bond Index is an unmanaged performance measure of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations of corporate debt guaranteed by the U.S. government. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of June 30, 2003)

NET ASSET VALUE*

Life-of-Class                    6.10%
(3/1/95)
5 Years                          6.44%
1 Year                           7.85%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

PIONEER AMERICA INCOME VCT PORTFOLIO            PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO MANAGEMENT DISCUSSION 6/30/03

A struggling economy, the war in Iraq and concerns about deflation on the part of the Federal Reserve caused market participants to seek the highest quality investments during the first half of the fiscal year for Pioneer America Income VCT Portfolio. As a result, long-term Treasury bonds were among the best performing asset classes. Richard Schlanger, a member of the Pioneer fixed-income team, discusses the factors that had an impact on the fixed-income market and your Portfolio during the six-month period ended June 30, 2003.

Q: HOW DID THE PORTFOLIO PERFORM OVER THE SIX MONTHS ENDED JUNE 30, 2003?

A: For the period, Class I shares of Pioneer America Income VCT Portfolio produced a total return of 1.90% at net asset value. In comparison, the Lehman Brothers Government Bond Fund Index returned 3.63%. The Portfolio's underweighting in Treasury securities and its short duration were mainly responsible for its underperformance relative to the Index. (Expressed in years, duration measures a bond's price sensitivity to changes in interest rates. A shorter duration is usually advantageous when interest rates rise, a longer duration benefits a fund when interest rates decline.) The Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index returned 1.59%. Because we emphasized mortgage-backed securities, we were able to provide shareholders with an attractive level of income while maintaining the highest credit quality of AAA. (Quality ratings apply to underlying portfolio securities, not Portfolio shares).

Q: WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE PERIOD?

A: Uncertainty dominated investor sentiment for most of the period. Global economic growth was weak, and Federal Reserve Chairman Alan Greenspan raised the issue of deflation, which is a reduction in wholesale and consumer prices that usually lasts for several months or years. A deflationary environment could be negative because as prices decline, corporate profits may fall, causing unemployment to rise and a weak economy overall. In this uncertain economic climate, investors sought the relative safety of long-term Treasury securities. The increased demand for Treasuries pushed prices up and yields down to 45-year lows. By mid-June, yields on 5-year Treasuries were just over 2.0%, and yields on 10-year Treasuries were a little over 3.0%. On June 25, 2003, the Fed trimmed the fed funds rate by 0.25%, adding more stimulus to the lackluster economy. (The federal funds rate is the rate of interest that commercial banks charge each other for overnight loans.) Despite the Fed's action, market interest rates rose slightly, as the stock market rallied and investors looked forward to a better economy during the second half of 2003.

   Because mortgage rates are pegged to Treasury indexes, there is a correlation between declines in Treasury yields and mortgage refinancing activity. As yields on Treasury securities fell for most of the period, homeowners refinanced their mortgages in record numbers. The Mortgage Banker Association of America's Refinancing Index rose to about 10,000; in 2002 it was at 6,500. The refinancing boom provided consumers with extra money to spend. As a result, consumer spending was one of the few bright spots in the economy and was largely responsible for the positive, if muted, economic growth over the period.

Q: WHAT STRATEGIES DID YOU USE IN MANAGING THE PORTFOLIO?

A: At 67% of net assets, we maintained the Portfolio's position in mortgage-backed securities issued by the Government National Mortgage Association (GNMA). Like U.S. Treasury securities, GNMAs are backed by the full faith and credit of the U.S. government. (A full faith and credit backing applies to underlying Portfolio securities, not Portfolio shares.) We were reluctant to make a big commitment to long-term Treasury securities because we were concerned that with the growing federal budget deficit Treasury yields are likely to rise and prices decline in the near future. We also disagreed with the Fed about the possibility of deflation. Gold prices rose above $340 an ounce and other commodity prices were at relatively high levels during the six months. In addition, the yield curve remained extremely steep as a result of the Fed's interest-rate cuts. We believe higher commodity prices and the Fed's determination to keep interest rates low over the near term are more indicative of a recovering economy than a deflationary environment. (The yield curve shows the relationship between bond yields and maturity lengths. When the yield curve steepens, or slopes upward, yields on short-term bonds are lower than yields on long-term bonds. An upward slopping yield curve, often referred to as a positive yield curve demonstrates the more typical relationship between bond yields and maturity lengths.)

   The Portfolio's relatively large allocation to mortgage-backed securities held back performance for two main reasons. First, investors preferred Treasury securities in an uncertain economic climate. Second, investors were concerned about the "prepayment risk" that can affect mortgages. Prepayment risk, the risk that income investors receive from mortgage-backed securities, will decline as homeowners "prepay" their mortgages and refinance them at lower rates.

   To mitigate the effects of prepayment risk, we purchased mortgage securities with coupons in the 5.5% to 6.0% range. We sought pools of mortgages grouped either by states, where mortgages tend to be prepaid at a slower pace, or by issuers that were slow to promote refinancing and to originate new mortgages. We also bought low loan-balance mortgages and newly created mortgages, with the expectation that homeowners would be more reluctant to undertake the refinancing process if they had recently refinanced. We also sold some of the Portfolio's higher-coupon mortgages that were prepaying quickly.

Q: WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

A: There is a great deal of stimulus in the economy. Interest rates are at 40-year lows, the Fed has signaled that it will continue its accommodative monetary policy and may trim interest rates again over the next few months, and new tax cuts should put more money in the pockets of consumers. These factors should be positive for the economy over the next several quarters. We believe the Portfolio is positioned to perform well in this environment, as we expect mortgage-backed securities to outperform Treasuries. Our duration of 2.83 years should ease concerns about future performance when and if the Fed raises interest rates. We believe the Portfolio continues to be appropriate for people seeking an AAA-quality investment and relatively high income in a low-interest rate environment.

THE PRECEDING INFORMATION IS THE OPINION OF FUND MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

[SIDENOTE]

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER MONEY MARKET VCT PORTFOLIO              PIONEER VARIABLE CONTRACTS TRUST

PORTFOLIO AND PERFORMANCE UPDATE 6/30/03

Money market yields remained exceptionally low during the first six months of 2003 as the U.S. Federal Reserve held to its accommodative monetary policy in an effort to stimulate economic growth and head off the possibility of deflation. During the six months ended June 30, 2003, Pioneer Money Market VCT Portfolio provided current income consistent with this low-yielding environment, while maintaining a $1 share price. The Portfolio invests exclusively in high-quality money market instruments issued by the U.S. government and domestic corporations and banks. All issues have the highest ratings from the two leading nationally recognized rating organizations: A1 by Standard & Poor's Investors Services and P1 by Moody's Investors Service. (Ratings apply to underlying securities, not Portfolio shares.)

In the following discussion, Andrew D. Feltus reviews the investment environment and the strategies that affected the Portfolio's performance over the six months. Mr. Feltus is a member of Pioneer's fixed income group, which is responsible for the daily management of the Portfolio.

Q: HOW DID THE PORTFOLIO PERFORM?

A: For the six months ended June 30, 2003, the Portfolio returned 0.35%, at net asset value. On June 30, 2003, the seven-day effective yield was 0.54%.

Q: WHAT FACTORS INFLUENCED THE PERFORMANCE?

A: The Portfolio performed in line with its investment objective, but in the extraordinarily low interest-rate environment of the past six months, the Portfolio's absolute returns were low. The Federal Reserve had lowered the key short-term rate, the federal funds rate, by one-half of one percentage point in November 2002, and cut it by an additional one-quarter of one percentage point on June 25. As a result, the benchmark rate ended the period on June 30, 2003 at just 1.00%. Federal Reserve Board Chairman Alan Greenspan had warned openly about the potential threat from deflation, which in theory could disrupt consumers and business' ability to service their debts. Greenspan's comments sent a strong signal to the capital markets that short-term rates were likely to remain at their low levels for the foreseeable future. This caused longer-term fixed income securities to rally, and shortened the difference in yields between short-term and long-term maturities.

   In this environment we kept the Portfolio's maturity longer to protect income as much as possible against the possibility of further rate cuts by the Federal Reserve. On June 30, 2003, the Portfolio's average duration was 70 days, up from 53 days at the start of the period on January 1, 2003. We also continued to look for and find attractively priced corporate issues.

Q: WHAT IS YOUR OUTLOOK FOR THE SECOND HALF OF 2003?

A: We believe the economy is actually beginning to rebound more strongly and we think that the possibility of deflation is minimal. The Federal Reserve actually has lowered short-term rates to below the rate of inflation, which is an abnormality by historical standards. We believe this situation is unsustainable in the long-term.

   With this as a backdrop, we believe interest rates will remain stable in the near term, so we anticipate continuing to keep the Portfolio's duration relatively long for a money fund. However, at some point the Fed is likely to reverse its policy and begin raising rates. We will be alert for signals of any policy change so that we can begin to shorten duration for a rising interest-rate environment.

PRICES AND DISTRIBUTIONS

                                           6/30/03        12/31/02
Net Asset Value per Share                  $ 1.00          $ 1.00

DISTRIBUTIONS PER SHARE                             SHORT-TERM        LONG-TERM
(1/1/03 - 6/30/03)                   DIVIDENDS      CAPITAL GAINS     CAPITAL GAINS
                                     $ 0.0035       $    -            $    -

AVERAGE ANNUAL TOTAL RETURNS
(As of June 30, 2003)

NET ASSET VALUE*

Life-of-Class                    3.98%
(3/1/95)
5 Years                          3.46%
1 Year                           0.89%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

The preceding information is the opinion of fund management. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER EMERGING MARKETS VCT PORTFOLIO         PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/03 (UNAUDITED)

    SHARES                                                          VALUE
             PREFERRED STOCKS - 1.7%
             BANKS - 0.6%
             DIVERSIFIED BANKS - 0.6%
 1,959,800   Banco Itau Holding Financiera                   $    130,553
                                                             ------------
             TOTAL BANKS                                     $    130,553
                                                             ------------
             TELECOMMUNICATION SERVICES - 1.1%
             INTEGRATED TELECOMMUNICATION SERVICES - 0.8%
    14,001   Tele Norte Leste Participacoes (A.D.R.)*        $    163,532
                                                             ------------
             WIRELESS TELECOMMUNICATION SERVICES - 0.3%
     3,500   Telemig Celular Participacoes (A.D.R.)          $     73,570
                                                             ------------
             TOTAL TELECOMMUNICATION SERVICES                $    237,102
                                                             ------------
             TOTAL PREFERRED STOCKS
             (Cost $234,915)                                 $    367,655
                                                             ------------
             COMMON STOCKS - 95.9%
             ENERGY - 9.2%
             INTEGRATED OIL & GAS - 5.1%
    50,900   CNOOC Ltd.                                      $     75,063
    38,100   Gas Authority of India Ltd.*                          90,750
     6,080   Lukoil Holding (A.D.R.)                              480,320
    20,600   Petrobras Brasiliero (A.D.R.)                        365,856
15,479,550   Tupras-Turkiye Petrol Rafinerileri A.S.              102,033
                                                             ------------
                                                             $  1,114,022
                                                             ------------
             OIL & GAS EXPLORATION & PRODUCTION - 1.9%
   431,000   China Petroleum & Chemical                      $    103,354
     5,100   Mol Magyar Olaj                                      111,379
   125,600   PTT Public Co., Ltd.                                 198,536
                                                             ------------
                                                             $    413,269
                                                             ------------
             OIL & GAS REFINING, MARKETING &
             TRANSPORTATION - 2.2%
    15,900   Bharat Petroleum Corp., Ltd.                    $     97,390
    12,800   Hindustan Petroleum                                   96,518
     6,800   Polski Koncern Nafto (G.D.R.)                         66,776
     7,200   S-OIL Corp.                                          123,566
     4,120   TelecomAsia Corp. Public Co., Ltd.                   105,060
                                                             ------------
                                                             $    489,310
                                                             ------------
             TOTAL ENERGY                                    $  2,016,601
                                                             ------------
             MATERIALS - 18.7%
             ALUMINUM - 0.3%
   112,000   Aluminum Corporation of China Ltd.              $     24,991
     2,900   Hindalco Industries Ltd.                              46,610
                                                             ------------
                                                             $     71,601
                                                             ------------
             COMMODITY CHEMICALS - 1.5%
     4,569   Daelim Industrial Co.                           $     79,561
     7,800   Reliance Industries Ltd. (144A)*                     113,490
14,385,600   Ultrapar Participacoes SA                            133,293
                                                             ------------
                                                             $    326,344
                                                             ------------
             CONSTRUCTION MATERIALS - 0.9%
     2,800   Asia Cement Co., Ltd.*                          $     76,183
16,579,000   Akcansa Cimento AS                                    42,660
    12,900   Siam Cement Co., Ltd. (Foreign Shares)                51,514
     2,932   Suez Cement Co. (G.D.R.)                              21,022
                                                             ------------
                                                             $    191,379
                                                             ------------
             DIVERSIFIED CHEMICALS - 0.5%
       200   Israel Chemicals Ltd.                           $        267
     1,100   LG Chemicals, Ltd.*                                   44,203
   148,360   Sinopac Holdings Co.*                                 54,304
                                                             ------------
                                                             $     98,774
                                                             ------------
             DIVERSIFIED METALS & MINING - 1.8%
     1,800   Anglo American Platinum Corp., Ltd.             $     57,179
     6,800   Companhia Vale do Rio Doce (A.D.R.)                  188,700
    26,500   KGHM Polska Miedz SA*                                 97,627
   101,000   Yanzhou Coal Mining (Class H)                         46,950
                                                             ------------
                                                             $    390,456
                                                             ------------
             PAPER PRODUCTS - 0.5%
     5,270   Aracruz Cellulose SA (A.D.R.)                   $    110,986
                                                             ------------
             PRECIOUS METALS & MINERALS - 9.0%
     9,600   Anglo American Plc                              $    146,782
    46,500   Anglo American Plc (A.D.R.)                          718,218
     3,650   Anglogold Ltd.                                       110,792
     9,300   Anglogold Ltd. (A.D.R.)                              296,670
    10,600   Compania de Minas Buenaventura SA                    318,954
    17,500   Gold Fields Ltd. (A.D.R.)                            213,150
    15,400   Gold Fields Ltd.                                     178,998
                                                             ------------
                                                             $  1,983,564
                                                             ------------
             SPECIALTY CHEMICALS - 1.0%
    80,814   Formosa Plastic Corp.                           $    112,709
   101,332   Nan Ya Plastics Corp.                                109,952
                                                             ------------
                                                             $    222,661
                                                             ------------
             STEEL - 3.2%
   100,597   China Steel Corp., Ltd.                         $     69,859
    15,200   Pohang Iron & Steel Co. Ltd. (A.D.R.)                398,088
    28,400   Remgro Ltd.                                          241,884
                                                             ------------
                                                             $    709,831
                                                             ------------
             TOTAL MATERIALS                                 $  4,105,596
                                                             ------------
             CAPITAL GOODS - 2.1%
             BUILDING PRODUCTS - 0.6%
     1,900   Hanil Cement Co., Ltd.*                         $     76,191
     7,600   Daewoo Heavy Industries & Machinery Ltd.*             64,261
                                                             ------------
                                                             $    140,452
                                                             ------------

   The accompanying notes are an integral part of these financial statements.

    SHARES                                                          VALUE
             CONSTRUCTION & ENGINEERING - 0.5%
     4,100   LG Construction Ltd.*                           $     70,879
   903,000   Enka Insaat VE Sanayi AS                              31,034
                                                             ------------
                                                             $    101,913
                                                             ------------
             ELECTRICAL COMPONENTS & EQUIPMENT - 0.7%
    13,700   Bharat Heavy Electricals (Demat Shares)         $     79,495
    42,800   Techtronic Industries Co.                             71,899
                                                             ------------
                                                             $    151,394
                                                             ------------
             INDUSTRIAL CONGLOMERATES - 0.1%
    26,000   China Resources Enterprise Limited              $     22,505
                                                             ------------
             METAL FABRICATORS - 0.2%
     2,590   Korea Zinc Co.*                                 $     46,618
                                                             ------------
             TOTAL CAPITAL GOODS                             $    462,882
                                                             ------------
             COMMERCIAL SERVICES & SUPPLIES - 0.9%
             DATA PROCESSING SERVICES - 0.3%
   129,900   Shinawatra Computer Co., Plc                    $     58,667
                                                             ------------
             DIVERSIFIED COMMERCIAL SERVICES - 0.6%
    22,607   Bidvest Group Ltd.                              $    129,873
                                                             ------------
             TOTAL COMMERCIAL SERVICES &
             SUPPLIES                                        $    188,540
                                                             ------------
             TRANSPORTATION - 1.5%
             MARINE - 1.3%
    98,000   Evergreen Marine Corp.                          $     69,757
     6,373   Hanjin Shipping Co., Ltd.*                            52,393
    34,280   Hyundai Merchant Marine Co.*                          96,426
    17,000   Samsung Heavy Industries Co., Ltd.*                   68,171
                                                             ------------
                                                             $    286,747
                                                             ------------
             RAILROADS - 0.2%
    21,000   Malaysia International Shipping Bhd             $     41,724
                                                             ------------
             TOTAL TRANSPORTATION                            $    328,471
                                                             ------------
             AUTOMOBILES & COMPONENTS - 3.1%
             AUTO PARTS & EQUIPMENT - 0.8%
    34,300   Cycle & Carriage                                $     96,233
     3,300   Hyundai Mobis*                                        84,676
                                                             ------------
                                                             $    180,909
                                                             ------------
             AUTOMOBILE MANUFACTURERS - 2.3%
    14,000   Edaran Otomobile Nasional Bhd                   $     32,974
     8,430   Hyundai Heavy Industries*                            173,611
13,649,000   Koc Holdings AS*                                     119,314
    99,153   PT Astra International*                               42,966
    54,900   Sime Darby Bhd                                        73,682
    13,999   Tata Engineering & Locomotive Co.                     59,696
                                                             ------------
                                                             $    502,243
                                                             ------------
             TOTAL AUTOMOBILES & COMPONENTS                  $    683,152
                                                             ------------
             CONSUMER DURABLES & APPAREL - 1.1%
             HOMEBUILDING - 0.2%
   463,800   Ayala Land, Inc.                                $     52,049
                                                             ------------
             LEISURE PRODUCTS - 0.9%
     3,595   Bajaj Auto Ltd. (Demat Shares)                  $     44,513
    81,000   Berjaya Sports Toto Bhd                               78,868
    12,800   Hero Honda Motors Ltd. (Demat Shares)                 69,924
                                                             ------------
                                                             $    193,305
                                                             ------------
             TOTAL CONSUMER DURABLES & APPAREL               $    245,354
                                                             ------------
             HOTELS, RESTAURANTS & LEISURE - 0.4%
             HOTELS, RESORTS & CRUISE LINES - 0.1%
     5,003   Indian Hotels Co., Ltd.*                        $     27,006
                                                             ------------
             RESTAURANTS - 0.3%
    59,500   Kentucky Fried Chicken Bhd                      $     56,368
                                                             ------------
             TOTAL HOTELS, RESTAURANTS & LEISURE             $     83,374
                                                             ------------
             MEDIA - 0.4%
             BROADCASTING & CABLE TV - 0.2%
     7,900   BEC World Public Co., Ltd.
             (Foreign Shares)                                $     45,068
                                                             ------------
             MOVIES & ENTERTAINMENT - 0.2%
    18,200   Tanjong Plc                                     $     47,895
                                                             ------------
             TOTAL MEDIA                                     $     92,963
                                                             ------------
             RETAILING - 0.5%
             GENERAL MERCHANDISE STORES - 0.5%
   218,800   Global Green Technology Group                   $     34,511
     1,300   LG Home Shopping                                      86,522
                                                             ------------
             TOTAL RETAILING                                 $    121,033
                                                             ------------
             FOOD & DRUG RETAILING - 3.3%
             FOOD DISTRIBUTORS - 0.7%
     9,600   Compania Cervecerias Unidas SA                  $    154,464
                                                             ------------
             FOOD RETAIL - 2.6%
     2,280   CJ Corp.                                        $     99,255
    12,900   Companhia Brasilieira de Destribuicao
             (A.D.R.)                                             197,886
     5,300   Distribucion y Servicio D&A SA                        67,840
   410,800   PT Indofood Sukses Makmur Tbk                         42,325
 5,501,200   Migros Turk T.A.S.                                    54,682
     5,000   Tiger Brands Ltd.                                     44,355
    11,800   Tata Tea Ltd. (Demat Shares)                          57,472
                                                             ------------
                                                             $    563,815
                                                             ------------
             TOTAL FOOD & DRUG RETAILING                     $    718,279
                                                             ------------
             FOOD, BEVERAGE & TOBACCO - 4.5%
             AGRICULTURAL PRODUCTS - 0.2%
    30,000   IOI Corp. Bhd                                   $     45,000
                                                             ------------
             DISTILLERS & VINTNERS - 1.7%
 1,520,000   Andalou Efes Biracilik                          $     30,271
     8,900   Companhia de Bebidas (A.D.R.)                        181,115
    68,500   Grupo Modelo S.A. de C.V.                            156,002
                                                             ------------
                                                             $    367,388
                                                             ------------

   The accompanying notes are an integral part of these financial statements.

    SHARES                                                          VALUE
             SOFT DRINKS - 1.5%
    13,200   Embotelladora Andina SA (A.D.R.)                $    103,620
     2,100   Fomento Economico Mexicano,
             S.A. de C.V.                                          86,520
    17,600   Fraser & Neave Ltd.                                   85,963
   110,000   Sermsuk Public Co., Ltd.                              66,021
                                                             ------------
                                                             $    342,124
                                                             ------------
             TOBACCO - 1.1%
     8,000   British American Tabacco (Malaysia) Bhd         $     82,105
    62,000   PT Gudang Garam Public Co. Ltd.                       76,655
   159,000   PT Hanjaya Mandala Sampoerna Tbk                      79,982
                                                             ------------
                                                             $    238,742
                                                             ------------
             TOTAL FOOD, BEVERAGE & TOBACCO                  $    993,254
                                                             ------------
             HOUSEHOLD & PERSONAL PRODUCTS - 0.6%
             HOUSEHOLD PRODUCTS - 0.6%
     3,300   LG Household & Health Care Ltd.*                $     85,228
15,286,610   Arcelik A.S.                                          53,344
                                                             ------------
             TOTAL HOUSEHOLD & PERSONAL PRODUCTS             $    138,572
                                                             ------------
             HEALTH CARE EQUIPMENT & SERVICES - 1.6%
             HEALTH CARE DISTRIBUTORS - 1.6%
     6,130   Teva Pharmaceutical Industries Ltd.             $    348,981
                                                             ------------
             TOTAL HEALTH CARE EQUIPMENT &
             SERVICES                                        $    348,981
                                                             ------------
             PHARMACEUTICALS & BIOTECHNOLOGY - 1.1%
             BIOTECHNOLOGY - 0.3%
     3,000   Dr. Reddy's Laboratories (A.D.R.)               $     69,930
                                                             ------------
             PHARMACEUTICALS - 0.8%
     1,375   Gideon Richter Sons (G.D.R.)                    $     97,625
     4,460   Ranbaxy Laboratories Ltd.                             75,522
                                                             ------------
                                                             $    173,147
                                                             ------------
             TOTAL PHARMACEUTICALS &
             BIOTECHNOLOGY                                   $    243,077
                                                             ------------
             BANKS - 13.1%
             DIVERSIFIED BANKS - 13.1%
     5,644   Banco Bradesco SA                               $    105,430
     3,203   Banco Santiago                                        65,373
    13,700   Bangkok Bank Ltd. (Foreign Shares)*                   21,981
    79,600   Bank of Baroda*                                      191,658
     2,981   Bank Zachodini                                        51,352
   139,600   Canara Bank Ltd.                                     287,181
   178,964   Chinatrust Financial Holding
             Co., Ltd.                                            144,476
    18,300   Commerce Asset Holdings Bhd                           16,663
     6,300   Commercial International Bank                         38,493
    11,000   Development Bank of Singapore Ltd.                    64,348
   112,600   Kasikornbank*                                        105,052
     1,900   Kookmin Bank                                          57,262
     2,700   Kookmin Bank (A.D.R.)*                                81,675
    52,900   Malayan Banking Bhd                             $    119,721
     9,500   MISR International                                    10,450
   293,000   National Finance Public Co., Ltd.                    105,165
    93,100   Oriental Bank of Commerce                            321,883
     8,000   Overseas-Chinese Banking Corp., Ltd.                  45,435
   195,000   PT Bank Central Asia Tbk                              67,955
 1,343,476   PT Lippo Bank*                                        80,609
    60,250   Public Bank Bhd (Foreign shares)                      47,883
    98,800   Punjab National Bank                                 330,612
    47,600   Siam Commercial Bank Plc
             (Foreign Shares)*                                     40,732
    24,400   Standard Bank Group Ltd.                             106,597
    16,200   State Bank of India                                  134,283
     3,900   State Bank of India (G.D.R.)*                         79,989
20,616,496   Turkiye Is Bankasi (Isbank)*                          65,403
     5,400   Uniao de Bancos Brasileiros S.A.
             (Unibanco)(G.D.R.)(144A)                              90,720
                                                             ------------
             TOTAL BANKS                                     $  2,878,381
                                                             ------------
             DIVERSIFIED FINANCIALS - 5.0%
             DIVERSIFIED FINANCIAL SERVICES - 5.0%
 3,480,000   Alarko Holding A.S.                             $     49,557
   167,000   Bank Mandiri                                          13,800
   357,917   China Development Fianancial*                        136,704
    78,300   FirstRand Ltd.                                        80,758
   122,000   Fubon Group                                           97,784
   111,700   Grupo Financiero Bancomer (Class B)*                  94,379
27,793,666   Haci Omer Sabanci Holding AS                          66,619
   138,500   Kiatnakin Finance Plc (Foreign shares)               109,463
    89,557   Old Mutual Plc                                       131,135
    69,466   RMB Holdings Ltd.                                     98,747
     2,750   Samsung Securities Co., Ltd.                          66,649
    96,000   Sanlam Ltd.                                           89,780
   534,700   SM Prime Holdings                                     59,006
                                                             ------------
             TOTAL DIVERSIFIED FINANCIALS                    $  1,094,381
                                                             ------------
             INSURANCE - 1.3%
             MULTI-LINE INSURANCE - 0.3%
     1,500   Samsung Fire & Marine Insurance*                $     72,959
                                                             ------------
             PROPERTY & CASUALTY INSURANCE - 1.0%
   177,662   Cathay Financial Holdings Co.                   $    217,451
                                                             ------------
             TOTAL INSURANCE                                 $    290,410
                                                             ------------
             SOFTWARE & SERVICES - 0.9%
             APPLICATION SOFTWARE - 0.9%
     3,500   Check Point Software Technologies Ltd.*         $     68,425
     1,150   Infosys Technologies Ltd.                             81,005
     4,900   Satyam Computer Services Ltd.                         48,657
                                                             ------------
             TOTAL SOFTWARE & SERVICES                       $    198,087
                                                             ------------

   The accompanying notes are an integral part of these financial statements.

    SHARES                                                          VALUE
             TECHNOLOGY HARDWARE & EQUIPMENT - 4.7%
             COMMUNICATIONS EQUIPMENT - 1.0%
    10,640   Empresa Nacional De Telecom                     $     54,923
     7,600   Matav Rt (A.D.R.)                                    130,720
     1,000   Samsung Electro Mechanics Co., Ltd.*                  32,859
                                                             ------------
                                                             $    218,502
                                                             ------------
             COMPUTER HARDWARE - 0.3%
    58,400   Compal Electronics                              $     78,407
                                                             ------------
             COMPUTER STORAGE & PERIPHERALS - 0.5%
    54,000   Quanta Computer, Inc.                           $    111,719
                                                             ------------
             ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.6%
    43,000   Asustek Computer, Inc.                          $    108,869
       809   Elbit Systems Ltd.                                    15,731
    28,150   Elec & Eltek International Co., Ltd.                  53,485
     2,350   LG Electronics Inc.*                                  97,974
    91,300   Phoenixtec Power Co., Ltd.                            76,876
       770   Samsung Display Devices                               58,338
   204,000   Varitronix International Ltd.                        155,652
                                                             ------------
                                                             $    566,925
                                                             ------------
             OFFICE ELECTRONICS - 0.3%
     8,100   Baiksan OPC Co.*                                $     65,166
                                                             ------------
             TOTAL TECHNOLOGY HARDWARE &
             EQUIPMENT                                       $  1,040,719
                                                             ------------
             SEMICONDUCTORS - 4.8%
    30,500   Hon Hai Precision Industry                      $    110,757
     1,530   Samsung Electronics Co.                              454,709
   218,000   Taiwan Semiconductor
             Manufacturing Co.*                                   359,549
   215,000   United Microelectronics Corp., Ltd.*                 138,730
                                                             ------------
             TOTAL SEMICONDUCTORS                            $  1,063,745
                                                             ------------
             TELECOMMUNICATION SERVICES - 12.3%
             ALTERNATE CARRIERS - 0.2%
   154,000   Singapore Post Ltd.*                            $     59,475
                                                             ------------
             INTEGRATED TELECOMMUNICATION SERVICES - 8.2%
    20,000   Asia Satellite Telecommunications
             Holdings Ltd.                                   $     32,957
     2,900   Brasil Telecom Participacoes SA*                     108,605
     4,900   Compania de Telephonos de Chile SA
             (A.D.R.)*                                             57,820
    14,000   PT Indosat Indonesian Satellite Corp.                151,620
    10,600   KT Corp.*                                            208,926
    15,400   Mahanagar Telephone Nigam Ltd.                        73,920
    48,000   Mahanagar Telephone (Demat Shares)*                  117,489
     9,740   Telekomunik Indonesia (A.D.R.)                       109,088
    27,900   Telefonos de Mexico SA                               876,618
    18,500   Telekomunikacja Polska SA                             65,067
                                                             ------------
                                                             $  1,802,110
                                                             ------------
             WIRELESS TELECOMMUNICATION SERVICES - 3.9%
    42,700   Advanced Service Co., Ltd.
             (Foreign Shares)                                $     61,913
     8,400   Alumax, Inc.                                         157,500
    12,200   China Mobile Ltd.                                     28,786
     8,500   Mobinil-Egyptian Mobile Services*                     75,796
    19,437   SK Telecom Co., Ltd.*                                366,582
   143,900   United Communication Industry
             Public Co., Ltd.*                                     74,909
    40,900   Venfin Ltd.*                                          91,800
                                                             ------------
                                                             $    857,286
                                                             ------------
             TOTAL TELECOMMUNICATION SERVICES                $  2,718,871
                                                             ------------
             UTILITIES - 4.8%
             ELECTRIC UTILITIES - 4.0%
   126,300   Empresa Nacional de Electricid S.A.*            $     38,174
 1,708,376   Enersis SA*                                          149,116
    88,500   Hongkong Electric Holdings Ltd.                      347,275
     6,400   Korea Electric Power Corp.                           101,264
     8,560   Unified Energy System (G.D.R.)*                      228,470
                                                             ------------
                                                             $    864,299
                                                             ------------
             GAS UTILITIES - 0.6%
   248,000   PetroChina Co., Ltd.                            $     74,734
     3,200   Gazprom (A.D.R.)*                                     60,480
                                                             ------------
                                                             $    135,214
                                                             ------------
             WATER UTILITIES - 0.2%
     5,400   Cia Saneamento Basic de Estado de
             Sao Paulo*                                      $     49,680
                                                             ------------
             TOTAL UTILITIES                                 $  1,049,193
                                                             ------------
             TOTAL COMMON STOCKS
             (Cost $18,230,138)                              $ 21,103,916
                                                             ------------
             RIGHTS/WARRANTS - 0.0%
             TELECOMMUNICATION SERVICES - 0.0%
             INTEGRATED TELECOMMUNICATION SERVICES - 0.0%
    32,210   TelecomAsia Public, Co., Ltd.
             (Foreign Warrants)                              $         --
                                                             ------------
             TOTAL RIGHTS/WARRANTS
             (Cost $9,538)                                   $         --
                                                             ------------

   The accompanying notes are an integral part of these financial statements.

PIONEER EMERGING MARKETS VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

 PRINCIPAL
    AMOUNT                                                          VALUE
              TEMPORARY CASH INVESTMENT - 2.4%
             SECURITY LENDING COLLATERAL - 2.4%
$  537,832   Securities Lending Investment Fund,
             1.21%                                           $    537,832
                                                             ------------
             TOTAL TEMPORARY CASH INVESTMENT
             (Cost $537,832)                                 $    537,832
                                                             ------------
             TOTAL INVESTMENT IN SECURITIES - 100.0%
             (Cost $19,012,423)(a)                           $ 22,009,403
                                                             ============

*    Non-income producing security.
144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2003, the value of these securities amounted to $204,210 or 0.9% of total net assets.

(a) Distributions of investments by country of issue, as a percentage of total equity holdings, is as follows

     South Korea                            15.8%
     India                                  12.1
     South Africa                           12.1
     Taiwan                                  9.3
     Brazil                                  8.8
     Mexico                                  6.4
     Thailand                                4.4
     Russia                                  3.6
     Chile                                   3.2
     Indonesia                               3.1
     Hong Kong                               3.1
     Malaysia                                3.0
     Turkey                                  2.9
     Israel                                  2.0
     Singapore                               1.9
     People's Republic Of China              1.6
     Hungary                                 1.6
     Peru                                    1.5
     Poland                                  1.3
     Other (individually less than 1%)       2.3
                                           -----
                                           100.0%
                                           =====

   The accompanying notes are an integral part of these financial statements.

PIONEER EUROPE VCT PORTFOLIO                    PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/03 (UNAUDITED)

    SHARES                                                          VALUE
             PREFERRED STOCKS - 0.9%
             AUTOMOBILES & COMPONENTS - 0.9%
             AUTOMOBILE MANUFACTURERS - 0.9%
       228   Porsche AG Designs                              $     95,628
                                                             ------------
             TOTAL AUTOMOBILES & COMPONENTS                  $     95,628
                                                             ------------
             TOTAL PREFERRED STOCKS
             (Cost $69,539)                                  $     95,628
                                                             ------------
             COMMON STOCKS - 99.1%
             ENERGY - 12.2%
             INTEGRATED OIL & GAS - 6.1%
    38,782   BP Amoco Plc                                    $    269,080
    12,902   ENI S.p.A.                                           195,929
    33,648   Shell Transport & Trading Co.                        222,474
                                                             ------------
                                                             $    687,483
                                                             ------------
             OIL & GAS REFINING, MARKETING &
             TRANSPORTATION - 6.1%
     8,799   Royal Dutch Petroleum Co.                       $    409,164
     1,779   Total SA                                             269,339
                                                             ------------
                                                             $    678,503
                                                             ------------
             TOTAL ENERGY                                    $  1,365,986
                                                             ------------
             MATERIALS - 4.1%
             COMMODITY CHEMICALS - 0.5%
     1,337   BASF India Ltd.                                 $     57,173
                                                             ------------
             CONSTRUCTION MATERIALS - 0.9%
     6,508   CRH Plc                                         $    102,199
                                                             ------------
             DIVERSIFIED METALS & MINING - 1.8%
     7,241   Rio Tinto Plc                                   $    136,806
     2,277   Sandvik AB                                            59,786
                                                             ------------
                                                             $    196,592
                                                             ------------
             SPECIALTY CHEMICALS - 0.9%
       697   L'Air Liquide SA                                $    103,521
                                                             ------------
             TOTAL MATERIALS                                 $    459,485
                                                             ------------
             CAPITAL GOODS - 4.5%
             AEROSPACE & DEFENSE - 0.5%
     4,567   Smiths Industries                               $     53,070
                                                             ------------
             CONSTRUCTION & ENGINEERING - 2.5%
     5,449   Compagnie de Saint Gobain                       $    214,832
     3,331   Grupo Dragados SA                                     67,178
                                                             ------------
                                                             $    282,010
                                                             ------------
             ELECTRICAL COMPONENTS & EQUIPMENT - 0.5%
     1,180   Schneider Electric SA*                          $     55,577
                                                             ------------
             INDUSTRIAL MACHINERY - 1.0%
    18,077   Scottish Power Plc                              $    108,167
                                                             ------------
             TOTAL CAPITAL GOODS                             $    498,824
                                                             ------------
             COMMERCIAL SERVICES & SUPPLIES - 2.4%
             DIVERSIFIED COMMERCIAL SERVICES - 2.4%
    54,129   Hays Plc                                        $     86,341
     1,700   ISS International Service System AS                   60,812
     6,795   TNT Post Group NV                                    118,198
                                                             ------------
             TOTAL COMMERCIAL SERVICES & SUPPLIES            $    265,351
                                                             ------------
             AUTOMOBILES & COMPONENTS - 2.4%
             AUTO PARTS & EQUIPMENT - 0.6%
     3,067   Continental AG*                                 $     64,323
                                                             ------------
             AUTOMOBILE MANUFACTURERS - 1.8%
     3,138   Bayerische Motoren Werke AG                     $    120,758
     1,637   PSA Peugeot Citroen                                   79,663
                                                             ------------
                                                             $    200,421
                                                             ------------
             TOTAL AUTOMOBILES & COMPONENTS                  $    264,744
                                                             ------------
             HOTELS, RESTAURANTS & LEISURE - 1.6%
             RESTAURANTS - 1.6%
    22,619   Compass Group Plc                               $    121,885
     5,258   Gus Plc*                                              58,449
                                                             ------------
             TOTAL HOTELS, RESTAURANTS & LEISURE             $    180,334
                                                             ------------
             MEDIA - 4.3%
             ADVERTISING - 0.7%
     2,778   Publicis SA                                     $     74,689
                                                             ------------
             BROADCASTING & CABLE TV - 0.6%
    41,320   Granada Plc*                                    $     61,470
                                                             ------------
             MOVIES & ENTERTAINMENT - 0.5%
     6,483   Pearson Plc                                     $     60,715
                                                             ------------
             PUBLISHING - 2.5%
    13,532   Elsevier NV                                     $    159,882
     2,245   VNU NV                                                69,295
     4,429   Wolters Kluwer NV*                                    53,501
                                                             ------------
                                                             $    282,678
                                                             ------------
             TOTAL MEDIA                                     $    479,552
                                                             ------------

   The accompanying notes are an integral part of these financial statements.

    SHARES                                                          VALUE
             RETAILING - 0.6%
             HOME IMPROVEMENT RETAIL - 0.6%
     6,139   Wolsely                                         $     67,988
                                                             ------------
             TOTAL RETAILING                                 $     67,988
                                                             ------------
             FOOD & DRUG RETAILING - 8.0%
             FOOD RETAIL - 8.0%
     2,499   Carrefour Supermarch                            $    122,704
     1,685   Nestle SA (Registered Shares)                        348,354
    64,470   Tesco Plc                                            233,646
    14,858   Tomkins Plc*                                          55,750
     2,503   Unilever NV                                          134,534
                                                             ------------
             TOTAL FOOD & DRUG RETAILING                     $    894,988
                                                             ------------
             FOOD, BEVERAGE & TOBACCO - 3.1%
             DISTILLERS & VINTNERS - 1.0%
    10,077   Diageo Plc                                      $    107,853
                                                             ------------
             TOBACCO - 2.1%
    20,982   British American Tobacco Plc                    $    237,227
                                                             ------------
             TOTAL FOOD, BEVERAGE & TOBACCO                  $    345,080
                                                             ------------
             HEALTH CARE EQUIPMENT & SUPPLIES - 0.6%
             HEALTH CARE EQUIPMENT - 0.6%
     1,743   Celesio AG*                                     $     68,378
                                                             ------------
             TOTAL HEALTH CARE EQUIPMENT &
             SUPPLIES                                        $     68,378
                                                             ------------
             PHARMACEUTICALS & BIOTECHNOLOGY - 13.4%
             BIOTECHNOLOGY - 0.5%
     9,396   Celltech Chiroscience Plc*                      $     54,320
                                                             ------------
             PHARMACEUTICALS - 12.9%
       722   Altana AG                                       $     45,676
     5,008   AstraZeneca Plc                                      201,155
     1,941   Aventis SA                                           106,649
    13,819   GlaxoSmithKline Plc                                  277,761
     8,457   Novartis AG                                          335,290
     2,851   Roche Holdings AG                                    224,061
     1,075   Sanofi-Synthelabo SA*                                 63,073
     3,675   Schering AG                                          179,601
                                                             ------------
                                                             $  1,433,266
                                                             ------------
             TOTAL PHARMACEUTICALS &
             BIOTECHNOLOGY                                   $  1,487,586
                                                             ------------
             BANKS - 15.4%
             DIVERSIFIED BANKS - 15.4%
     5,105   Allied Irish Banks Plc                          $     76,878
    10,816   Banco Bilbao Vizcaya Argentaria, SA                  113,856
    38,826   Barclays Plc                                         287,195
     8,241   BNP Paribas SA                                       419,528
     3,419   CS Group                                              90,157
    32,172   HSBC Holdings Plc                                    380,228
    11,085   Royal Bank of Scotland Group Plc                     310,208
     3,594   Standard Chartered Plc                                43,991
                                                             ------------
             TOTAL BANKS                                     $  1,722,041
                                                             ------------
             DIVERSIFIED FINANCIALS - 8.1%
             DIVERSIFIED FINANCIAL SERVICES - 8.1%
     1,779   Deutsche Bank AG (Registered Shares)            $    115,574
     3,075   Deutsche Boerse AG                                   162,661
     7,615   ING Groep N.V.                                       132,549
     2,213   Societe Generale                                     140,536
     6,237   UBS AG                                               347,615
                                                             ------------
             TOTAL DIVERSIFIED FINANCIALS                    $    898,935
                                                             ------------
             INSURANCE - 1.6%
             LIFE & HEALTH INSURANCE - 0.6%
     7,293   Aegon NV                                        $     73,163
                                                             ------------
             MULTI-LINE INSURANCE - 1.0%
     3,550   AXA SA                                          $     55,176
       452   Zurich Financial Services*                            53,995
                                                             ------------
                                                             $    109,171
                                                             ------------
             TOTAL INSURANCE                                 $    182,334
                                                             ------------
             SOFTWARE & SERVICES - 0.7%
             APPLICATION SOFTWARE - 0.7%
     7,755   Indra Sistemas, SA*                             $     78,957
                                                             ------------
             TOTAL SOFTWARE & SERVICES                       $     78,957
                                                             ------------
             TECHNOLOGY HARDWARE & DEVELOPMENT - 4.9%
             COMMUNICATIONS EQUIPMENT - 3.1%
    20,624   Nokia Oyj                                       $    340,244
                                                             ------------
             ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.8%
     4,187   Siemens                                         $    205,442
                                                             ------------
             TOTAL TECHNOLOGY HARDWARE &
             DEVELOPMENT                                     $    545,686
                                                             ------------

   The accompanying notes are an integral part of these financial statements.

    SHARES                                                          VALUE
             TELECOMMUNICATION SERVICES - 9.3%
             INTEGRATED TELECOMMUNICATION SERVICES - 4.2%
     7,726   British Sky Broadcasting Plc*                   $     85,308
    13,784   Porugal Telecom, SGPS, SA                             98,953
    16,510   Telecom Italia Mobile S.p.A.                          81,864
    13,493   Telecom Italia S.p.A.                                122,787
     7,343   Telefonica SA*                                        85,407
                                                             ------------
                                                             $    474,319
                                                             ------------
             WIRELESS TELECOMMUNICATION SERVICES - 5.1%
   288,925   Vodafone Group Plc                              $    563,544
                                                             ------------
             TOTAL TELECOMMUNICATION SERVICES                $  1,037,863
                                                             ------------
             UTILITIES - 1.9%
             ELECTRIC UTILITIES - 1.9%
     2,486   E.On AG                                         $    127,442
    12,558   National Grid Trans Plc                               85,211
                                                             ------------
             TOTAL UTILITIES                                 $    212,653
                                                             ------------
             TOTAL COMMON STOCKS
             (Cost $10,392,374)                              $ 11,056,765
                                                             ------------
             TOTAL INVESTMENT IN SECURITIES - 100.0%
             (Cost $10,461,913) (a)                          $ 11,152,393
                                                             ============

*    Non-income producing security.

(a) Distributions of investments by country of issue, as a percentage of total equity holdings, is as follows:

     United Kingdom                   33.3%
     France                           15.2
     Netherlands                      11.0
     Switzerland                      10.7
     Germany                           9.7
     Italy                             7.4
     Spain                             4.0
     Finland                           3.5
     Ireland                           2.6
     Denmark                           1.1
     Portugal                          1.0
     Sweden                            0.5
                                     -----
                                     100.0%
                                     =====

   The accompanying notes are an integral part of these financial statements.

PIONEER INTERNATIONAL VALUE VCT PORTFOLIO       PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/03 (UNAUDITED)

    SHARES                                                          VALUE
             PREFERRED STOCKS - 0.9%
             AUTOMOBILES & COMPONENTS - 0.3%
             AUTOMOBILE MANUFACTURERS - 0.3%
       155   Porsche AG Designs                              $     65,010
                                                             ------------
             TOTAL AUTOMOBILES & COMPONENTS                  $     65,010
                                                             ------------
             MEDIA - 0.6%
             PUBLISHING - 0.6%
    18,426   News Corp., Ltd.                                $    113,700
                                                             ------------
             TOTAL MEDIA                                     $    113,700
                                                             ------------
             TOTAL PREFERRED STOCKS
             (Cost $163,280)                                 $    178,710
                                                             ------------
             COMMON STOCKS - 98.5%
             ENERGY - 9.7%
             INTEGRATED OIL & GAS - 7.1%
    52,910   BP Amoco Plc                                    $    367,104
    17,300   ENI S.p.A.                                           262,717
   119,600   Shell Transport & Trading Co.                        790,773
                                                             ------------
                                                             $  1,420,594
                                                             ------------
             OIL & GAS EXPLORATION & PRODUCTION - 0.9%
   162,000   China Petroleum & Chemical                      $     38,848
    32,000   Tokyo Gas Co., Ltd.*                                  92,111
     4,600   Woodside Petroleum, Ltd.*                             38,238
                                                             ------------
                                                             $    169,197
                                                             ------------
             OIL & GAS REFINING, MARKETING &
             TRANSPORTATION - 1.7%
     2,300   Total Fina Elf SA                               $    348,218
                                                             ------------
             TOTAL ENERGY                                    $  1,938,009
                                                             ------------
             MATERIALS - 5.4%
             COMMODITY CHEMICALS - 0.7%
     2,500   BASF India, Ltd.                                $    106,906
     2,200   Reliance Industries, Ltd. (144A)*                     32,010
                                                             ------------
                                                             $    138,916
                                                             ------------
             CONSTRUCTION MATERIALS - 0.7%
     8,200   CRH Plc                                         $    129,808
                                                             ------------
             DIVERSIFIED CHEMICALS - 0.2%
     1,100   LG Chemical, Ltd.*                              $     44,203
                                                             ------------
             DIVERSIFIED METALS & MINING - 1.5%
    10,600   Rio Tinto Plc                                   $    200,268
     4,000   Sandvik AB                                           105,026
                                                             ------------
                                                             $    305,294
                                                             ------------
             PAPER PACKAGING - 0.2%
     6,300   Amcor, Ltd.*                                    $     34,349
                                                             ------------
             SPECIALTY CHEMICALS - 1.3%
       934   L'Air Liquide SA                                $    138,721
     3,430   Shin-Etsu Chemical Co., Ltd.                         117,333
                                                             ------------
                                                             $    256,054
                                                             ------------
             STEEL - 0.8%
    18,302   Broken Hill Proprietary Co., Ltd.               $    106,176
       500   Pohang Iron & Steel Co.*                              51,905
                                                             ------------
                                                             $    158,081
                                                             ------------
             TOTAL MATERIALS                                 $  1,066,705
                                                             ------------
             CAPITAL GOODS - 4.3%
             AEROSPACE & DEFENSE - 0.9%
    14,400   Smith Industries                                $    167,332
                                                             ------------
             CONSTRUCTION & ENGINEERING - 1.8%
     6,000   Compagnie de Saint Gobain                       $    236,556
     3,941   Grupo Dragados SA                                     79,480
    41,000   Singapore Technologies Engineering*                   40,517
                                                             ------------
                                                             $    356,553
                                                             ------------
             ELECTRICAL COMPONENTS & EQUIPMENT - 0.9%
     3,800   Pioneer Corp.*                                  $     85,603
     2,000   Fanuc, Ltd.                                           99,287
                                                             ------------
                                                             $    184,890
                                                             ------------
             INDUSTRIAL MACHINERY - 0.8%
    20,710   Scottish Power Plc                              $    123,922
    41,000   Singapore Telecommunications, Ltd.*                   35,161
                                                             ------------
                                                             $    159,083
                                                             ------------
             TOTAL CAPITAL GOODS                             $    867,858
                                                             ------------
             COMMERCIAL SERVICES & SUPPLIES - 2.6%
             COMMERCIAL PRINTING - 0.4%
     6,900   Dai Nippon Printing Co., Ltd.                   $     73,113
                                                             ------------
             DIVERSIFIED COMMERCIAL SERVICES - 0.9%
    62,270   Hays Plc                                        $     99,327
     4,800   TNT Post Group NV                                     83,495
                                                             ------------
                                                             $    182,822
                                                             ------------
             OFFICE SERVICES & SUPPLIES - 1.3%
     3,500   Canon, Inc.                                     $    160,903
     6,000   Ricoh Co.*                                            98,219
                                                             ------------
                                                             $    259,122
                                                             ------------
             TOTAL COMMERCIAL SERVICES & SUPPLIES            $    515,057
                                                             ------------
             TRANSPORTATION - 0.7%
             RAILROADS - 0.7%
        30   East Japan Railway Co.                          $    133,662
                                                             ------------
             TOTAL TRANSPORTATION                            $    133,662
                                                             ------------
             AUTOMOBILES & COMPONENTS - 4.6%
             AUTO PARTS & EQUIPMENT - 0.4%
     3,840   Continental AG*                                 $     80,535
                                                             ------------

   The accompanying notes are an integral part of these financial statements.

    SHARES                                                          VALUE
             AUTOMOBILE MANUFACTURERS - 3.5%
     3,100   Bayerische Motoren Werke AG                     $    119,296
     4,400   Honda Motor Co., Ltd.                                167,035
     4,860   Hyundai Motor Co., Ltd.*                              62,861
     2,320   PSA Peugeot Citroen                                  112,901
     9,500   Toyota Motor Co.*                                    246,506
                                                             ------------
                                                             $    708,599
                                                             ------------
             TIRES & RUBBER - 0.7%
    10,000   Bridgestone Corp.                               $    135,998
                                                             ------------
             TOTAL AUTOMOBILES & COMPONENTS                  $    925,132
                                                             ------------
             CONSUMER DURABLES & APPAREL - 0.9%
             HOUSEWARES & SPECIALTIES - 0.5%
     3,300   Sony Corp.                                      $     93,062
                                                             ------------
             PHOTOGRAPHIC PRODUCTS - 0.4%
     3,000   Fuji Photo Film Co., Ltd.*                      $     86,855
                                                             ------------
             TOTAL CONSUMER DURABLES & APPAREL               $    179,917
                                                             ------------
             HOTELS, RESTAURANTS & LEISURE - 0.8%
             RESTAURANTS - 0.8%
    30,740   Compass Group Plc                               $    165,646
                                                             ------------
             TOTAL HOTELS, RESTAURANTS & LEISURE             $    165,646
                                                             ------------
             MEDIA - 3.1%
             ADVERTISING - 0.5%
     4,000   Publicis SA                                     $    107,544
                                                             ------------
             BROADCASTING & CABLE TV - 0.5%
     3,020   Societe Television Francaise 1*                 $     93,113
                                                             ------------
             MOVIES & ENTERTAINMENT - 0.5%
    11,330   Pearson Plc                                     $    106,109
                                                             ------------
             PUBLISHING - 1.6%
    30,500   Reed Elsevier Plc                               $    253,840
     4,900   Wolters Kluwer NV*                                    59,191
                                                             ------------
                                                             $    313,031
                                                             ------------
             TOTAL MEDIA                                     $    619,797
                                                             ------------
             RETAILING - 1.0%
             HOME IMPROVEMENT RETAIL - 1.0%
    18,000   Wolseley                                        $    199,346
                                                             ------------
             TOTAL RETAILING                                 $    199,346
                                                             ------------
             FOOD & DRUG RETAILING - 7.4%
             FOOD DISTRIBUTORS - 0.5%
    11,000   Ajinomoto Co., Inc.                             $    105,544
                                                             ------------
             FOOD RETAIL - 6.9%
     2,300   Carrefour Supermarch                            $    112,933
       590   Groupe Danone                                         81,791
     3,000   Ito-Yokado Co., Ltd.*                                 71,962
     2,300   Nestle SA (Registered Shares)                        475,498
    15,600   Tomkins Plc*                                          58,534
   107,300   Tesco Plc                                            388,866
     3,422   Unilever NV                                          183,929
                                                             ------------
                                                             $  1,373,513
                                                             ------------
             TOTAL FOOD & DRUG RETAILING                     $  1,479,057
                                                             ------------
             FOOD, BEVERAGE & TOBACCO - 3.7%
             DISTILLERS & VINTNERS - 1.8%
    25,000   Diageo Plc                                      $    267,572
    10,000   Foster's Group, Ltd.                                  28,268
    10,000   Kirin Brewery Co., Ltd.                               70,418
                                                             ------------
                                                             $    366,258
                                                             ------------
             SOFT DRINKS - 0.2%
    11,200   Coca-Cola Amatil, Ltd.*                         $     42,941
                                                             ------------
             TOBACCO - 1.7%
    29,820   British American Tobacco Plc                    $    337,151
                                                             ------------
             TOTAL FOOD, BEVERAGE & TOBACCO                  $    746,350
                                                             ------------
             HOUSEHOLD & PERSONAL PRODUCTS - 0.7%
             HOUSEHOLD PRODUCTS - 0.2%
     2,400   Kao Corp.                                       $     44,754
                                                             ------------
             PERSONAL PRODUCTS - 0.5%
     1,450   L'Oreal SA                                      $    102,425
                                                             ------------
             TOTAL HOUSEHOLD & PERSONAL PRODUCTS             $    147,179
                                                             ------------
             PHARMACEUTICALS & BIOTECHNOLOGY - 11.4%
             BIOTECHNOLOGY - 0.4%
    12,540   Celltech Chiroscience Plc*                      $     72,496
                                                             ------------
             PHARMACEUTICALS - 11.0%
       900   Altana AG                                       $     56,937
     6,782   AstraZeneca Plc                                      272,411
     4,617   Aventis SA                                           254,480
    18,690   GlaxoSmithKline Plc                                  375,667
    11,800   Novartis                                             467,828
     4,628   Roche Holdings AG                                    363,715
     4,870   Schering AG                                          238,002
     2,000   Takeda Chemical Industries                            73,923
     3,900   Yamanouchi Pharmaceutical Co., Ltd.*                 101,848
                                                             ------------
                                                             $  2,204,811
                                                             ------------
             TOTAL PHARMACEUTICALS & BIOTECHNOLOGY           $  2,277,307
                                                             ------------

   The accompanying notes are an integral part of these financial statements.

    SHARES                                                          VALUE
             BANKS - 13.0%
             DIVERSIFIED BANKS - 13.0%
     7,800   Australia & New Zealand
             Banking Group, Ltd.*                            $     97,466
    16,000   Banco Popular Espanol SA                             168,426
    51,625   Barclays Plc                                         381,868
    10,200   BNP Paribas SA                                       519,256
     4,530   CS Group                                             119,453
     7,575   Development Bank of Singapore, Ltd.                   44,312
     6,300   Hang Seng Bank*                                       66,650
    39,600   HSBC Holdings Plc                                    468,017
        18   Mitsubishi Tokyo Financial Group, Inc.                81,549
    14,920   Royal Bank of Scotland Group Plc                     417,529
     2,900   State Bank of India (G.D.R.)                          59,479
     8,400   United Overseas Bank*                                 59,157
    10,100   Westpac Banking Corp.                                110,202
                                                             ------------
             TOTAL BANKS                                     $  2,593,364
                                                             ------------
             DIVERSIFIED FINANCIALS - 8.1%
             DIVERSIFIED FINANCIALS - 0.4%
        36   Sumitomo Mitsui Financial Group, Inc.           $     78,695
                                                             ------------
             DIVERSIFIED FINANCIAL SERVICES - 7.7%
    14,396   Collins Stewart Tullett Plc*                    $     98,991
     3,180   Deutsche Bank AG                                     206,592
     4,900   Deutsche Boerse AG                                   259,199
     9,500   ING Groep NV                                         165,360
     9,000   Nomura Securites Co., Ltd.                           114,438
     1,919   Societe Generale                                     121,866
     2,300   Swiss Re                                             127,679
     8,100   UBS AG                                               451,448
                                                             ------------
                                                             $  1,545,573
                                                             ------------
             TOTAL DIVERSIFIED FINANCIALS                    $  1,624,268
                                                             ------------
             INSURANCE - 1.0%
             LIFE & HEALTH INSURANCE - 0.4%
     8,090   Aegon NV                                        $     81,158
                                                             ------------
             PROPERTY & CASUALTY INSURANCE - 0.6%
        16   Millea Holdings Inc.*                           $    122,548
                                                             ------------
             TOTAL INSURANCE                                 $    203,706
                                                             ------------
             REAL ESTATE - 0.2%
             REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.2%
     9,000   Sun Hungkai Property                            $     45,472
                                                             ------------
             TOTAL REAL ESTATE                               $     45,472
                                                             ------------
             TECHNOLOGY HARDWARE & EQUIPMENT - 6.3%
             COMMUNICATIONS EQUIPMENT - 2.8%
    26,331   Nokia Oyj                                       $    434,394
    10,856   Hellenic Telecom Organization                        128,390
                                                             ------------
                                                             $    562,784
                                                             ------------
             ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.2%
    25,210   Electrocomponents Plc                           $    135,431
     1,500   Hoya Corp.                                           103,500
     1,100   LG Electronics Inc.*                                  45,860
       400   Samsung Display Devices                               30,306
     6,390   Siemens AG                                           313,536
                                                             ------------
                                                             $    628,633
                                                             ------------
             TECHNOLOGY HARDWARE & EQUIPMENT - 0.3%
       300   Keyence Corp.                                   $     55,067
                                                             ------------
             TOTAL TECHNOLOGY HARDWARE & EQUIPMENT           $  1,246,484
                                                             ------------
             SEMICONDUCTORS - 1.3%
     9,000   Hon Hai Precision Industry                      $     32,682
       600   Rohm Co., Ltd.*                                       65,529
       350   Samsung Electronics                                  104,018
     6,200   Siliconware Precision Industries Co. (A.D.R.)*        19,840
    31,872   Taiwan Semiconductor Manufacturing Co.*               52,567
                                                             ------------
             TOTAL SEMICONDUCTORS                            $    274,636
                                                             ------------
             TELECOMMUNICATION SERVICES - 9.1%
             INTEGRATED TELECOMMUNICATION SERVICES - 4.5%
    14,900   British Sky Broadcasting Plc*                   $    164,522
     2,400   KT Corp.*                                             47,304
        35   Nippon Telegraph & Telephone Corp.                   137,541
    18,850   Portugal Telecom SGPS, SA                            135,321
    32,540   Telecom Italia Mobile S.p.A.                         161,348
     8,630   Telecom Italia S.p.A.                                 78,534
    15,030   Telefonica SA*                                       174,815
                                                             ------------
                                                             $    899,385
                                                             ------------
             WIRELESS TELECOMMUNICATION SERVICES - 4.6%
     2,600   China Mobile (Hong Kong) Ltd. (A.D.R.)          $     30,602
     4,000   Hutchinson Whampoa, Ltd.*                             24,365
     3,600   SK Telecom Co., Ltd.*                                 67,896
   405,741   Vodafone Group Plc                                   791,391
                                                             ------------
                                                             $    914,254
                                                             ------------
             TOTAL TELECOMMUNICATION SERVICES                $  1,813,639
                                                             ------------
             UTILITIES - 3.1%
             ELECTRIC UTILITIES - 2.8%
     5,400   Chubu Electric Power Co., Inc.*                 $     98,669
    12,500   CLP Holdings Ltd.*                                    54,660
     3,333   E.On AG                                              170,863
    34,000   Huaneng Power International*                          38,804
     4,700   Iberdrola SA                                          81,539
    16,100   National Grid Plc                                    109,244
                                                             ------------
                                                             $    553,779
                                                             ------------
             WATER UTILITIES - 0.3%
     3,370   Veolia Environment                              $     69,393
                                                             ------------
             TOTAL UTILITIES                                 $    623,172
                                                             ------------
             TOTAL COMMON STOCKS
             (Cost $18,892,910)                              $ 19,685,763
                                                             ============

   The accompanying notes are an integral part of these financial statements.

 PRINCIPAL
    AMOUNT                                                          VALUE
             TEMPORARY CASH INVESTMENT - 0.6%
             SECURITY LENDING COLLATERAL - 0.6%
$  112,350   Securities Lending Investment Fund,
             1.21%                                           $    112,350
                                                             ------------
             TOTAL TEMPORARY CASH INVESTMENT
             (Cost $112,350)                                 $    112,350
                                                             ------------
             TOTAL INVESTMENT IN SECURITIES - 100.0%
             (Cost $19,168,540)(a)                           $ 19,976,823
                                                             ============

*    Non income producing security.

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2003, the value of these securities amounted to $32,010 or 0.2% of total net assets.

(a) Distributions of investments by country of issue, as a percentage of total equity holdings, is as follows

     United Kingdom                       34.3%
     Japan                                14.7
     France                               11.6
     Switzerland                          10.1
     Germany                               8.1
     Netherlands                           2.9
     Australia                             2.9
     Spain                                 2.5
     Italy                                 2.5
     South Korea                           2.3
     Finland                               2.2
     Hong Kong                             1.0
     Other (individually less than 1%)     4.9
                                         -----
                                         100.0%
                                         =====

   The accompanying notes are an integral part of these financial statements.

PIONEER SMALL CAP VALUE VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/03 (UNAUDITED)

       SHARES                                                                    VALUE
                COMMON STOCKS - 94.3%
                ENERGY - 9.7%
                OIL & GAS DRILLING - 1.9%
        1,475   Atwood Oceanics, Inc.*                                 $        40,046
        9,236   Key Energy Services Inc.*                                       99,010
                                                                       ---------------
                                                                       $       139,056
                                                                       ---------------
                OIL & GAS EQUIPMENT & SERVICES - 3.0%
        5,300   Gulfmark Offshore, Inc.*                               $        89,464
        1,130   Lufkin Industries, Inc.                                         27,515
        5,265   Maverick Tube Corp.*                                           100,825
                                                                       ---------------
                                                                       $       217,804
                                                                       ---------------
                OIL & GAS EXPLORATION & PRODUCTION - 4.2%
        2,025   Penn Virginia Corp.                                    $        87,075
       11,970   Swift Energy Co.*                                              131,670
          516   Tom Brown, Inc.*                                                14,340
        3,694   Unit Corp.*                                                     77,242
                                                                       ---------------
                                                                       $       310,327
                                                                       ---------------
                OIL & GAS REFINING, MARKETING &
                TRANSPORTATION - 0.6%
        1,612   St. Mary Land & Exploration Co.                        $        44,008
                                                                       ---------------
                TOTAL ENERGY                                           $       711,195
                                                                       ---------------
                MATERIALS - 3.9%
                DIVERSIFIED METALS & MINING - 1.7%
        9,164   Massey Energy Co.                                      $       120,507
                                                                       ---------------
                PAPER PRODUCTS - 1.2%
        5,693   Domtar Inc.                                            $        62,908
        5,255   Mercer International, Inc.*                                     23,385
                                                                       ---------------
                                                                       $        86,293
                                                                       ---------------
                SPECIALTY CHEMICALS - 0.4%
        1,450   Great Lakes Chemical Corp.                             $        29,580
                                                                       ---------------
                STEEL - 0.6%
        8,293   Graftech International Ltd.*                           $        45,197
                                                                       ---------------
                TOTAL MATERIALS                                        $       281,577
                                                                       ---------------
                CAPITAL GOODS - 9.3%
                CONSTRUCTION, FARM MACHINERY &
                HEAVY TRUCKS - 1.3%
        6,925   Wabtec Corp.                                           $        96,327
                                                                       ---------------
                CONSTRUCTION & ENGINEERING - 2.3%
        2,270   Granite Construction, Inc.                             $        43,493
        6,875   Insituform Technologies, Inc.*                                 121,550
                                                                       ---------------
                                                                       $       165,043
                                                                       ---------------
                ELECTRICAL COMPONENTS & EQUIPMENT - 0.4%
        4,654   Power-One, Inc.*                                       $        33,276
                                                                       ---------------
                INDUSTRIAL CONGLOMERATES - 2.0%
        6,460   Cornell Companies, Inc.*                               $        97,804
        3,796   N N Ball & Roller, Inc.                                         48,057
                                                                       ---------------
                                                                       $       145,861
                                                                       ---------------
                INDUSTRIAL MACHINERY - 2.3%
        6,362   Joy Global, Inc.*                                      $        93,967
        1,219   NACCO Industries, Inc.                                          71,848
                                                                       ---------------
                                                                       $       165,815
                                                                       ---------------
                TRADING COMPANIES & DISTRIBUTORS - 1.0%
        3,478   Applied Industrial Technologies, Inc.                  $        73,386
                                                                       ---------------
                TOTAL CAPITAL GOODS                                    $       679,708
                                                                       ---------------
                COMMERCIAL SERVICES & SUPPLIES - 7.1%
                COMMERCIAL PRINTING - 1.1%
        3,068   John H. Harland Co.                                    $        80,259
                                                                       ---------------
                DIVERSIFIED COMMERCIAL SERVICES - 5.1%
        5,700   Central Parking Corp.                                  $        70,452
        1,832   FTI Consulting, Inc.*                                           45,733
        6,560   Profit Recovery Group International*                            38,704
        9,705   Rent-Way, Inc.*                                                 45,128
        2,503   Roto Rooter, Inc.                                               95,590
        3,350   Watson Wyatt & Co. Holdings*                                    77,653
                                                                       ---------------
                                                                       $       373,260
                                                                       ---------------
                EMPLOYMENT SERVICES - 0.9%
        6,461   Hall, Kinion & Associates, Inc.*                       $        17,703
        4,045   Korn/Ferry International*                                       32,764
        1,360   Right Management Consultants, Inc.*                             17,204
                                                                       ---------------
                                                                       $        67,671
                                                                       ---------------
                TOTAL COMMERCIAL SERVICES & SUPPLIES                   $       521,190
                                                                       ---------------
                TRANSPORTATION - 3.9%
                MARINE - 1.8%
        7,602   Stelmar Shipping Ltd.*                                 $       127,410
                                                                       ---------------
                RAILROADS - 1.7%
        6,062   Genesee & Wyoming, Inc.*                               $       124,210
                                                                       ---------------
                TRUCKING - 0.4%
        1,693   Dollar Thrifty Automotive GP*                          $        31,405
                                                                       ---------------
                TOTAL TRANSPORTATION                                   $       283,025
                                                                       ---------------
                AUTOMOBILES & COMPONENTS - 0.9%
                AUTO PARTS & EQUIPMENT - 0.9%
        3,695   Federal Signal Corp.                                   $        64,921
                                                                       ---------------
                TOTAL AUTOMOBILES & COMPONENTS                         $        64,921
                                                                       ---------------
                CONSUMER DURABLES & APPAREL - 2.3%
                APPAREL, ACCESSORIES & LUXURY GOODS - 0.5%
        6,868   Charming Shoppes, Inc.*                                $        34,134
                                                                       ---------------
                FOOTWEAR - 1.0%
        5,291   Maxwell Shoe Co., Inc.*                                $        76,190
                                                                       ---------------

   The accompanying notes are an integral part of these financial statements.

       SHARES                                                                    VALUE
                HOUSEWARES & SPECIALTIES - 0.6%
          745   Department 56, Inc.*                                   $        11,421
        4,265   Oneida Ltd.                                                     28,789
                                                                       ---------------
                                                                       $        40,210
                                                                       ---------------
                TEXTILES - 0.2%
        2,545   Quaker Fabric Corp.                                    $        16,797
                                                                       ---------------
                TOTAL CONSUMER DURABLES & APPAREL                      $       167,331
                                                                       ---------------
                HOTELS, RESTAURANTS & LEISURE - 0.8%
                LEISURE FACILITIES - 0.3%
        2,505   Bally Total Fitness Holding Corp.*                     $        22,620
                                                                       ---------------
                RESTAURANTS - 0.5%
          369   O'Charley's Inc.*                                      $         7,945
          731   Rare Hospitality International, Inc.*                           23,889
                                                                       ---------------
                                                                       $        31,834
                                                                       ---------------
                TOTAL HOTELS, RESTAURANTS & LEISURE                    $        54,454
                                                                       ---------------
                MEDIA - 2.9%
                ADVERTISING - 2.3%
        2,666   Equity Marketing, Inc.*                                $        39,457
        3,619   R.H. Donnelley Corp.*                                          131,985
                                                                       ---------------
                                                                       $       171,442
                                                                       ---------------
                PUBLISHING - 0.6%
        3,315   Advanced Marketing Services, Inc.                      $        43,095
                                                                       ---------------
                TOTAL MEDIA                                            $       214,537
                                                                       ---------------
                RETAILING - 7.1%
                APPAREL RETAIL - 0.7%
        2,145   Stage Stores, Inc.*                                    $        50,408
                                                                       ---------------
                CATALOG RETAIL - 1.5%
       10,650   Insight Enterprises, Inc.*                             $       107,139
                                                                       ---------------
                COMPUTER & ELECTRONICS RETAIL - 0.2%
        2,305   Inter-TAN, Inc.*                                       $        18,901
                                                                       ---------------
                GENERAL MERCHANDISE STORES - 0.7%
        1,840   Blyth Industries, Inc.                                 $        50,048
                                                                       ---------------
                SPECIALTY STORES - 4.0%
        3,677   Guitar Center, Inc.*                                   $       106,633
        5,007   Hancock Fabrics, Inc.                                           80,863
        3,698   School Specialty, Inc.*                                        105,245
                                                                       ---------------
                                                                       $       292,741
                                                                       ---------------
                TOTAL RETAILING                                        $       519,237
                                                                       ---------------
                FOOD & DRUG RETAILING - 1.9%
                FOOD RETAIL - 1.6%
        2,958   Fresh Del Monte Produce, Inc.*                         $        75,991
          935   Hain Celestial Group, Inc.*                                     14,951
        2,500   Wild Oats Markets, Inc.*                                        27,250
                                                                       ---------------
                                                                       $       118,192
                                                                       ---------------
                HYPERMARKETS & SUPERCENTERS - 0.3%
        1,100   BJ'S Wholesale Club, Inc.*                             $        16,566
                                                                       ---------------
                TOTAL FOOD & DRUG RETAILING                            $       134,758
                                                                       ---------------
                HOUSEHOLD & PERSONAL PRODUCTS - 1.2%
                HOUSEHOLD PRODUCTS - 1.1%
        7,604   Nu Skin Enterprises, Inc.                              $        79,462
                                                                       ---------------
                PERSONAL PRODUCTS - 0.1%
        1,400   Playtex Products, Inc.*                                $         8,988
                                                                       ---------------
                TOTAL HOUSEHOLD & PERSONAL PRODUCTS                    $        88,450
                                                                       ---------------
                HEALTH CARE EQUIPMENT & SUPPLIES - 8.0%
                HEALTH CARE DISTRIBUTORS - 1.7%
        1,885   Amerigroup Corp.*                                      $        70,122
        3,975   Cross Country Healthcares, Inc.*                                52,430
                                                                       ---------------
                                                                       $       122,552
                                                                       ---------------
                HEALTH CARE EQUIPMENT - 1.4%
        4,110   Haemonetics Corp.*                                     $        76,857
        7,966   Rita Medical Systems, Inc.*                                     27,881
                                                                       ---------------
                                                                       $       104,738
                                                                       ---------------
                HEALTH CARE FACILITIES - 0.6%
          650   Sunrise Senior Living, Inc.*                           $        14,547
        1,233   Triad Hospitals, Inc.*                                          30,603
                                                                       ---------------
                                                                       $        45,150
                                                                       ---------------
                HEALTH CARE SERVICES - 2.3%
        3,302   Pediatrix Medical Group, Inc.*                         $       117,716
        3,550   Quintiles Transnational Corp.*                                  50,375
                                                                       ---------------
                                                                       $       168,091
                                                                       ---------------
                MANAGED HEALTH CARE - 2.0%
        2,865   PacifiCare Health Systems*                             $       141,330
                                                                       ---------------
                TOTAL HEALTH CARE EQUIPMENT & SUPPLIES                 $       581,861
                                                                       ---------------
                PHARMACEUTICALS & BIOTECHNOLOGY - 0.9%
                BIOTECHNOLOGY - 0.9%
        9,955   Kendle International, Inc.*                            $        61,721
                                                                       ---------------
                TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                  $        61,721
                                                                       ---------------
                BANKS - 3.1%
                DIVERSIFIED BANKS - 1.4%
        2,580   BankAtlantic Bancorp, Inc.                             $        30,676
        1,831   Banner Corp.                                                    37,517
        1,550   Provident Financial Services, Inc.                              29,527
                                                                       ---------------
                                                                       $        97,720
                                                                       ---------------
                REGIONAL BANKS - 0.7%
        1,130   Irwin Financial Corp.                                  $        29,267
          705   Whitney Holding Corp.                                           22,539
                                                                       ---------------
                                                                       $        51,806
                                                                       ---------------

   The accompanying notes are an integral part of these financial statements.

       SHARES                                                                    VALUE
                THRIFTS & MORTGAGE FINANCE - 1.0%
        2,800   First Niagara Financial Group, Inc.*                   $        39,088
        1,825   Staten Island Bancorp, Inc.                                     35,551
                                                                       ---------------
                                                                       $        74,639
                                                                       ---------------
                TOTAL BANKS                                            $       224,165
                                                                       ---------------
                DIVERSIFIED FINANCIALS - 3.7%
                CONSUMER FINANCE - 3.1%
        3,550   Advanta Corp.                                          $        34,932
        2,728   Advanta Corp. (Class B)                                         27,444
        2,600   American Capital Strategies                                     64,844
        2,125   IDine Rewards Network*                                          29,197
        9,731   Medallion Financial Corp.                                       68,214
                                                                       ---------------
                                                                       $       224,631
                                                                       ---------------
                SPECIALIZED FINANCE - 0.6%
        1,818   Financial Federal Corp.*                               $        44,359
                                                                       ---------------
                TOTAL DIVERSIFIED FINANCIALS                           $       268,990
                                                                       ---------------
                INSURANCE - 3.7%
                LIFE & HEALTH INSURANCE - 0.5%
        1,956   FBL Financial Group, Inc.                              $        39,413
                                                                       ---------------
                PROPERTY & CASUALTY INSURANCE - 3.2%
        1,951   IPC Holdings Ltd.                                      $        65,358
        2,128   Philadelphia Consolidated Holding Corp.*                        85,971
        1,800   RLI Corp.*                                                      59,220
          749   Stewart Information Services Corp.*                             20,860
                                                                       ---------------
                                                                       $       231,409
                                                                       ---------------
                TOTAL INSURANCE                                        $       270,822
                                                                       ---------------
                REAL ESTATE - 6.9%
                REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.6%
        2,200   American Financial Realty Trust*                       $        32,802
        7,840   Trizec Properties, Inc.                                         89,141
                                                                       ---------------
                                                                       $       121,943
                                                                       ---------------
                REAL ESTATE INVESTMENT TRUSTS - 5.3%
        2,835   Bedford Property Investors, Inc.                       $        80,514
        1,028   Entertainment Properties Trust                                  29,555
        1,749   Pennsylvania Real Estate
                Investment Trust, Inc.                                          52,383
        2,800   Reckson Associates Realty Corp.                                 58,408
        2,746   Universal Health Realty, Inc.                                   74,142
        5,937   Ventas, Inc.                                                    89,946
                                                                       ---------------
                                                                       $       389,948
                                                                       ---------------
                TOTAL REAL ESTATE                                      $       506,891
                                                                       ---------------
                SOFTWARE & SERVICES - 4.9%
                APPLICATION SOFTWARE - 2.3%
        9,274   E.Piphany, Inc.*                                       $        47,390
        7,304   SPSS Inc.*                                                     122,269
                                                                       ---------------
                                                                       $       169,659
                                                                       ---------------
                DATA PROCESSING & OUTSOURCED SERVICES - 1.1%
        3,003   Lightbridge, Inc.*                                     $        26,306
        3,317   Pegusus Systems, Inc.*                                          53,901
                                                                       ---------------
                                                                       $        80,207
                                                                       ---------------
                HOME ENTERTAINMENT SOFTWARE - 0.1%
          725   Plato Learning, Inc.*                                  $         4,169
                                                                       ---------------
                SYSTEMS SOFTWARE - 1.4%
        8,425   Borland Software Corp.*                                $        82,312
        4,945   WatchGuard Technologies, Inc.*                                  22,747
                                                                       ---------------
                                                                       $       105,059
                                                                       ---------------
                TOTAL SOFTWARE & SERVICES                              $       359,094
                                                                       ---------------
                TECHNOLOGY HARDWARE & DEVELOPMENT - 2.9%
                NETWORKING EQUIPMENT - 0.6%
        5,690   Computer Network Tech Corp.*                           $        46,089
                                                                       ---------------
                COMMUNICATIONS EQUIPMENT - 1.1%
       10,975   Remec, Inc.*                                           $        76,386
                                                                       ---------------
                ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.5%
        3,345   LSI Industries, Inc.                                   $        37,130
                                                                       ---------------
                ELECTRONIC MANUFACTURING SERVICES - 0.2%
          437   Photon Dynamics, Inc.*                                 $        12,074
                                                                       ---------------
                TECHNOLOGY DISTRIBUTORS - 0.5%
        1,400   Tech Data Corp.*                                       $        37,394
                                                                       ---------------
                TOTAL TECHNOLOGY HARDWARE & DEVELOPMENT                $       209,073
                                                                       ---------------
                SEMICONDUCTORS - 2.5%
                SEMICONDUCTOR EQUIPMENT - 1.8%
        1,593   Advanced Energy Industries, Inc.*                      $        22,700
        1,053   ATMI, Inc.*                                                     26,293
        3,337   Brooks Automation, Inc.*                                        37,842
        2,520   Photronics, Inc.*                                               43,974
                                                                       ---------------
                                                                       $       130,809
                                                                       ---------------
                SEMICONDUCTORS - 0.7%
        4,995   HI/FN Inc.*                                            $        44,505
          284   Power Integrations, Inc.*                                        6,907
                                                                       ---------------
                                                                       $        51,412
                                                                       ---------------
                TOTAL SEMICONDUCTORS                                   $       182,221
                                                                       ---------------
                TELECOMMUNICATION SERVICES - 0.2%
                WIRELESS TELECOMMUNICATION SERVICES - 0.2%
        1,028   Boston Communications Group, Inc.*                     $        17,610
                                                                       ---------------
                TOTAL TELECOMMUNICATION SERVICES                       $        17,610
                                                                       ---------------

   The accompanying notes are an integral part of these financial statements.

       SHARES                                                                    VALUE
                UTILITIES - 6.5%
                GAS UTILITIES - 6.5%
        2,325   AGL Resources, Inc.                                    $        59,148
        2,920   Cascade Natural Gas Corp.                                       55,772
        7,122   NUI Corp.                                                      110,533
        2,655   People's Energy Corp.                                          113,873
        9,174   Southwestern Energy Co.*                                       137,702
                                                                       ---------------
                                                                       $       477,028
                                                                       ---------------
                TOTAL UTILITIES                                        $       477,028
                                                                       ---------------
                TOTAL COMMON STOCKS
                (Cost $6,314,049)                                      $     6,879,859
                                                                       ---------------
                EXCHANGE TRADED FUNDS - 1.8%
          900   iShares Russell 2000 Value Fund                        $       115,740
          575   Nasdaq-100 Index Traded Stock*                                  17,221
                                                                       ---------------
                                                                       $       132,961
                                                                       ---------------
                TOTAL EXCHANGE TRADED FUNDS
                (Cost $118,545)                                        $       132,961
                                                                       ---------------

PRINCIPAL
   AMOUNT
                TEMPORARY CASH INVESTMENT - 3.9%
                SECURITY LENDING COLLATERAL - 3.9%
$     286,331   Securities Lending Investment Fund, 1.21%              $       286,331
                                                                       ---------------
                TOTAL TEMPORARY CASH INVESTMENT
                (Cost $286,331)                                        $       286,331
                                                                       ---------------
                TOTAL INVESTMENT IN SECURITIES - 100.0%
                (Cost $6,718,925)                                      $     7,299,151
                                                                       ===============

* Non income producing security.

   The accompanying notes are an integral part of these financial statements.

PIONEER SMALL COMPANY VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/03 (UNAUDITED)

       SHARES                                                                    VALUE
                COMMON STOCKS - 88.4%
                ENERGY - 7.3%
                OIL & GAS DRILLING - 2.2%
          900   Atwood Oceanics, Inc.*                                 $        24,435
        3,000   Grant Prideco, Inc.*                                            35,250
        1,500   Key Energy Services, Inc.*                                      16,080
        2,488   Patterson Energy, Inc.*                                         80,611
                                                                       ---------------
                                                                       $       156,376
                                                                       ---------------
                OIL & GAS EQUIPMENT & SERVICES - 0.8%
          700   Gulfmark Offshore, Inc.*                               $        11,816
        1,200   Seacor Smit, Inc.*                                              43,788
                                                                       ---------------
                                                                       $        55,604
                                                                       ---------------
                OIL & GAS EXPLORATION & PRODUCTION - 3.5%
        6,300   Forest Oil Corp.*                                      $       158,256
        1,700   Plains Exploration and Production*                              18,377
        1,778   Spinnaker Exploration Co.*                                      46,584
        1,050   Tom Brown, Inc.*                                                29,180
                                                                       ---------------
                                                                       $       252,397
                                                                       ---------------
                OIL & GAS REFINING, MARKETING &
                TRANSPORTATION - 0.8%
        4,150   Plains Resources, Inc.*                                $        58,723
                                                                       ---------------
                TOTAL ENERGY                                           $       523,100
                                                                       ---------------
                MATERIALS - 5.2%
                COMMODITY CHEMICALS - 0.9%
        4,000   Airgas, Inc.                                           $        67,000
                                                                       ---------------
                MATERIALS - 0.8%
          850   Mega Blocks, Inc.*                                     $        13,168
        2,950   Mega Blocks, Inc. (144A)*                                       45,699
                                                                       ---------------
                                                                       $        58,867
                                                                       ---------------
                PAPER PRODUCTS - 0.8%
        5,150   Wausau-Mosinee Paper Corp.                             $        57,680
                                                                       ---------------
                PRECIOUS METALS & MINERALS - 1.5%
        8,950   Agnico Eagle Mines Ltd.                                $       103,820
                                                                       ---------------
                SPECIALTY CHEMICALS - 1.0%
        6,100   Wellman, Inc.                                          $        68,320
                                                                       ---------------
                STEEL - 0.2%
        3,100   Graftech International Ltd.*                           $        16,895
                                                                       ---------------
                TOTAL MATERIALS                                        $       372,582
                                                                       ---------------
                CAPITAL GOODS - 2.6%
                AEROSPACE & DEFENSE - 0.7%
        7,150   AAR Corp.                                              $        50,479
                                                                       ---------------
                CONSTRUCTION, FARM MACHINERY &
                HEAVY TRUCKS - 1.0%
        4,900   Wabtec Corp.                                           $        68,159
                                                                       ---------------
                ELECTRICAL COMPONENTS & EQUIPMENT - 0.9%
        8,750   Power-One, Inc.*                                       $        62,563
                                                                       ---------------
                TOTAL CAPITAL GOODS                                    $       181,201
                                                                       ---------------
                COMMERCIAL SERVICES & SUPPLIES - 7.6%
                DATA PROCESSING SERVICES - 1.2%
        3,650   TALX Corp.                                             $        82,454
                                                                       ---------------
                COMMERCIAL PRINTING - 2.0%
        5,550   John H. Harland Co.                                    $       145,188
                                                                       ---------------
                DIVERSIFIED COMMERCIAL SERVICES - 2.9%
        2,976   The Brinks Co.                                         $        43,360
        3,450   FTI Consulting Inc.*                                            86,147
        2,600   Regis Corp.                                                     75,530
                                                                       ---------------
                                                                       $       205,037
                                                                       ---------------
                EMPLOYMENT SERVICES - 0.9%
       10,300   The Princeton Review, Inc.*                            $        60,770
                                                                       ---------------
                ENVIRONMENTAL SERVICES - 0.6%
        8,211   Newpark Resources, Inc.*                               $        44,996
                                                                       ---------------
                TOTAL COMMERCIAL SERVICES & SUPPLIES                   $       538,445
                                                                       ---------------
                TRANSPORTATION - 0.5%
                TRUCKING - 0.5%
        2,050   Dollar Thrifty Automotive GP*                          $        38,028
                                                                       ---------------
                TOTAL TRANSPORTATION                                   $        38,028
                                                                       ---------------
                CONSUMER DURABLES & APPAREL - 4.2%
                APPAREL, ACCESSORIES & LUXURY GOODS - 0.9%
       12,500   Charming Shoppes, Inc.*                                $        62,125
                                                                       ---------------
                HOUSEWARES & SPECIALTIES - 1.3%
        4,200   Tupperware Corp.                                       $        60,312
        1,500   Yankee Candle, Co.*                                             34,830
                                                                       ---------------
                                                                       $        95,142
                                                                       ---------------
                LEISURE PRODUCTS - 0.5%
        2,700   The Nautilus Group, Inc.                               $        33,480
                                                                       ---------------
                PHOTOGRAPHIC PRODUCTS - 0.3%
        3,100   Creo Products*                                         $        26,040
                                                                       ---------------
                TEXTILES - 1.2%
       13,561   Unifi, Inc.*                                           $        84,078
                                                                       ---------------
                TOTAL CONSUMER DURABLES & APPAREL                      $       300,865
                                                                       ---------------
                HOTELS, RESTAURANTS & LEISURE - 1.7%
                LEISURE FACILITIES - 0.5%
        4,125   Bally Total Fitness Holding Corp.*                     $        37,249
                                                                       ---------------
                RESTAURANTS - 1.2%
        1,056   Applebee's International Inc.                          $        33,190
        1,400   CEC Entertainment Inc.*                                         51,702
                                                                       ---------------
                                                                       $        84,892
                                                                       ---------------
                TOTAL HOTELS, RESTAURANTS & LEISURE                    $       122,141
                                                                       ---------------

   The accompanying notes are an integral part of these financial statements.

       SHARES                                                                    VALUE
                MEDIA - 2.7%
                MOVIES & ENTERTAINMENT - 1.6%
        7,800   Alliance Atlantis Communications Inc.*                 $       113,334
                                                                       ---------------
                PUBLISHING - 1.1%
        4,250   Journal Register Co.*                                  $        76,883
                                                                       ---------------
                TOTAL MEDIA                                            $       190,217
                                                                       ---------------
                RETAILING - 4.3%
                APPAREL RETAIL - 1.1%
        3,750   Genesco Inc.*                                          $        66,375
          500   Gildan Activewer Inc.*                                          13,160
                                                                       ---------------
                                                                       $        79,535
                                                                       ---------------
                COMPUTER & ELECTRONICS RETAIL - 0.7%
        5,800   Inter-TAN, Inc.*                                       $        47,560
                                                                       ---------------
                GENERAL MERCHANDISE STORES - 1.1%
        3,100   Tuesday Morning Corp.*                                 $        81,530
                                                                       ---------------
                SPECIALTY STORES - 1.4%
        3,550   School Specialty Inc.*                                 $       101,033
                                                                       ---------------
                TOTAL RETAILING                                        $       309,658
                                                                       ---------------
                FOOD & DRUG RETAILING - 1.3%
                FOOD DISTRIBUTORS - 0.9%
        1,539   The J.M. Smucker Co.                                   $        61,391
                                                                       ---------------
                FOOD RETAIL - 0.4%
        1,200   Fresh Del Monte Produce Inc.*                          $        30,828
                                                                       ---------------
                TOTAL FOOD & DRUG RETAILING                            $        92,219
                                                                       ---------------
                FOOD, BEVERAGE & TOBACCO - 1.3%
                AGRICULTURAL PRODUCTS - 1.3%
        3,020   Corn Products International, Inc.                      $        90,691
                                                                       ---------------
                TOTAL FOOD, BEVERAGE & TOBACCO                         $        90,691
                                                                       ---------------
                HOUSEHOLD & PERSONAL PRODUCTS - 1.1%
                HOUSEHOLD PRODUCTS - 1.1%
        7,350   Nu Skin Enterprises Inc.                               $        76,808
                                                                       ---------------
                TOTAL HOUSEHOLD & PERSONAL PRODUCTS                    $        76,808
                                                                       ---------------
                HEALTH CARE EQUIPMENT & SERVICES - 11.0%
                HEALTH CARE DISTRIBUTORS - 2.2%
        6,950   AMN Healthcare Services*                               $        88,265
        5,050   Cross Country Healthcares, Inc.*                                66,610
                                                                       ---------------
                                                                       $       154,875
                                                                       ---------------
                HEALTH CARE EQUIPMENT - 1.6%
        6,100   Haemonetics Corp.*                                     $       114,070
                                                                       ---------------
                HEALTH CARE FACILITIES - 2.3%
        2,200   Lifepoint Hospitals Inc.*                              $        46,068
        3,552   Sunrise Senior Living, Inc.*                                    79,494
          925   Universal Health Services, Inc. (Class B)*                      36,649
                                                                       ---------------
                                                                       $       162,211
                                                                       ---------------
                HEALTH CARE SERVICES - 3.5%
       17,300   Hooper Holmes, Inc.                                    $       111,412
          450   Pediatrix Medical Group, Inc.*                                  16,043
        8,850   Parexel International Corp.*                                   123,458
                                                                       ---------------
                                                                       $       250,913
                                                                       ---------------
                MANAGED HEALTH CARE - 1.4%
        3,675   First Health Group Corp.*                              $       101,430
                                                                       ---------------
                TOTAL HEALTH CARE EQUIPMENT & SERVICES                 $       783,499
                                                                       ---------------
                PHARMACEUTICALS & BIOTECHNOLOGY - 0.3%
                BIOTECHNOLOGY - 0.3%
        2,100   Cubist Pharmaceuticals Inc.*                           $        22,386
                                                                       ---------------
                TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                  $        22,386
                                                                       ---------------
                BANKS - 6.0%
                REGIONAL BANKS - 1.6%
        3,552   Whitney Holding Corp.                                  $       113,557
                                                                       ---------------
                THRIFTS & MORTGAGE FINANCE - 4.4%
        4,500   Commercial Federal Corp.                               $        95,400
        4,496   Staten Island Bancorp Inc.                                      87,582
        3,550   Webster Financial Corp.                                        134,190
                                                                       ---------------
                                                                       $       317,172
                                                                       ---------------
                TOTAL BANKS                                            $       430,729
                                                                       ---------------
                DIVERSIFIED FINANCIALS - 10.0%
                CONSUMER FINANCE - 7.9%
        9,953   Advanta Corp. (Class B)                                $       100,127
        6,487   American Capital Strategies Ltd.                               161,786
       21,772   IDine Rewards Network, Inc.*                                   299,147
                                                                       ---------------
                                                                       $       561,060
                                                                       ---------------
                MULTI-SECTOR HOLDING - 1.2%
        2,300   Leucadia National Corp.                                $        85,376
                                                                       ---------------
                DIVERSIFIED FINANCIAL SERVICES - 0.9%
        1,825   Gabelli Asset Management Inc.*                         $        65,883
                                                                       ---------------
                TOTAL DIVERSIFIED FINANCIALS                           $       712,319
                                                                       ---------------
                INSURANCE - 2.0%
                MULTI-LINE INSURANCE - 0.3%
        1,500   Max Re Capital Ltd.                                    $        22,455
                                                                       ---------------
                PROPERTY & CASUALTY INSURANCE - 1.7%
        1,120   First American Corp.                                   $        29,512
        3,670   Selective Insurance Group, Inc.                                 91,934
                                                                       ---------------
                                                                       $       121,446
                                                                       ---------------
                TOTAL INSURANCE                                        $       143,901
                                                                       ---------------

   The accompanying notes are an integral part of these financial statements.

       SHARES                                                                    VALUE
                REAL ESTATE - 4.6%
                REAL ESTATE INVESTMENT TRUSTS - 4.6%
        1,250   Camden Property Trust                                  $        43,688
        1,800   Colonial Properties Trust                                       63,342
        2,917   Healthcare Realty Trust, Inc.                                   85,031
        5,432   Innkeepers USA Trust                                            36,938
        3,165   Prentiss Properties Trust                                       94,918
                                                                       ---------------
                TOTAL REAL ESTATE                                      $       323,917
                                                                       ---------------
                SOFTWARE & SERVICES - 3.9%
                APPLICATION SOFTWARE - 3.1%
        4,050   American Management Systems, Inc.*                     $        57,834
        1,758   Fair Isaac and Co., Inc.                                        90,449
        1,500   Manhattan Associates, Inc.*                                     38,955
        1,800   Mercury Computer Systems, Inc.*                                 32,688
                                                                       ---------------
                                                                       $       219,926
                                                                       ---------------
                HOME ENTERTAINMENT SOFTWARE - 0.5%
        6,950   Plato Learning, Inc.*                                  $        39,963
                                                                       ---------------
                SYSTEMS SOFTWARE - 0.3%
        2,000   Borland Software Corp*                                 $        19,540
                                                                       ---------------
                TOTAL SOFTWARE & SERVICES                              $       279,429
                                                                       ---------------
                TECHNOLOGY HARDWARE & EQUIPMENT - 2.4%
                COMMUNICATIONS EQUIPMENT - 0.7%
        1,700   Avocent Corp.*                                         $        50,881
                                                                       ---------------
                ELECTRONIC MANUFACTURER SERVICES - 0.8%
        4,900   Plexus Corp.*                                          $        56,497
                                                                       ---------------
                TECHNOLOGY DISTRIBUTORS - 0.9%
        2,300   Tech Data Corp.*                                       $        61,433
                                                                       ---------------
                TOTAL TECHNOLOGY HARDWARE & EQUIPMENT                  $       168,811
                                                                       ---------------
                SEMICONDUCTORS - 3.7%
                SEMICONDUCTOR EQUIPMENT - 2.6%
        1,476   ATMI, Inc.*                                            $        36,856
          648   Cymer, Inc.*                                                    20,742
        1,801   DuPont Photomasks, Inc.*                                        33,913
        3,296   Photronics, Inc.*                                               57,515
        1,201   Varian Semiconductor Equipment Associates, Inc.*                35,742
                                                                       ---------------
                                                                       $       184,768
                                                                       ---------------
                SEMICONDUCTORS - 1.1%
        3,100   Power Integrations, Inc.*                              $        75,392
                                                                       ---------------
                TOTAL SEMICONDUCTORS                                   $       260,160
                                                                       ---------------
                TELECOMMUNICATION SERVICES - 1.5%
                INTEGRATED TELECOMMUNICATION SERVICES - 1.5%
        6,150   Aeroflex Inc.*                                         $        47,601
        5,609   CT Communications Inc.                                          60,297
                                                                       ---------------
                TOTAL TELECOMMUNICATION SERVICES                       $       107,898
                                                                       ---------------
                UTILITIES - 2.9%
                ELECTRIC UTILITIES - 1.9%
        7,164   Unisource Energy Corp.                                 $       134,683
                                                                       ---------------
                GAS UTILITIES - 1.0%
        1,700   People's Energy Corp.                                  $        72,900
                                                                       ---------------
                TOTAL UTILITIES                                        $       207,583
                                                                       ---------------
                CAPITAL GOODS - 0.3%
                METAL FABRICATORS - 0.3%
          600   Kennametal, Inc.*                                      $        20,304
                                                                       ---------------
                TOTAL CAPITAL GOODS                                    $        20,304
                                                                       ---------------
                TOTAL COMMON STOCKS
                (Cost $6,333,945)                                      $     6,296,981
                                                                       ---------------
                EXCHANGE TRADED FUND - 1.7%
        1,400   Russell 2000 Index Fund, iShares*                      $       124,460
                                                                       ---------------
                TOTAL EXCHANGE TRADED FUND
                (Cost $109,809)                                        $       124,460
                                                                       ---------------

PRINCIPAL
   AMOUNT
                TEMPORARY CASH INVESTMENT - 9.9%
                SECURITY LENDING COLLATERAL - 9.9%
$     705,418   Securities Lending Investment Fund, 1.21%              $       705,418
                                                                       ---------------
                TOTAL TEMPORARY CASH INVESTMENT
                (Cost $705,418)                                        $       705,418
                                                                       ---------------
                TOTAL INVESTMENT IN SECURITIES - 100%
                (Cost $7,149,172)                                      $     7,126,769
                                                                       ===============

*  Non-income producing security

   The accompanying notes are an integral part of these financial statements.

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/03 (UNAUDITED)

       SHARES                                                                    VALUE
                COMMON STOCKS - 90.5%
                ENERGY - 8.2%
                INTEGRATED OIL & GAS - 0.9%
       64,350   Occidental Petroleum Corp.                             $     2,158,943
                                                                       ---------------
                OIL & GAS DRILLING - 3.2%
       72,925   ENSCO International, Inc.                              $     1,961,683
       47,400   Nabors Industries, Inc.*                                     1,874,670
       81,600   Transocean Offshore Inc.*                                    1,792,752
       51,475   Weatherford International, Inc.*                             2,156,803
                                                                       ---------------
                                                                       $     7,785,908
                                                                       ---------------
                OIL & GAS EXPLORATION & PRODUCTION - 2.3%
       42,661   Devon Energy Corp.                                     $     2,278,097
      124,375   Pioneer Natural Resources Co.*                               3,246,188
                                                                       ---------------
                                                                       $     5,524,285
                                                                       ---------------
                OIL & GAS REFINING, MARKETING &
                TRANSPORTATION - 1.8%
       60,075   Sun Company, Inc.                                      $     2,267,231
       55,775   Valero Energy Corp.                                          2,026,306
                                                                       ---------------
                                                                       $     4,293,537
                                                                       ---------------
                TOTAL ENERGY                                           $    19,762,673
                                                                       ---------------
                MATERIALS - 6.9%
                COMMODITY CHEMICALS - 1.0%
       60,075   Air Products & Chemicals, Inc.                         $     2,499,120
                                                                       ---------------
                DIVERSIFIED CHEMICALS - 0.7%
       34,350   PPG Industries, Inc.                                   $     1,742,919
                                                                       ---------------
                DIVERSIFIED METALS & MINING - 3.5%
      188,750   Freeport-McMoRan
                Copper & Gold, Inc. (Class B)                          $     4,624,375
       98,675   Phelps Dodge Corp.*                                          3,783,200
                                                                       ---------------
                                                                       $     8,407,575
                                                                       ---------------
                PAPER PRODUCTS - 0.6%
       38,575   Bowater, Inc.                                          $     1,444,634
                                                                       ---------------
                PRECIOUS METALS & MINERALS - 1.1%
       77,375   Newmont Mining Corp.                                   $     2,511,593
                                                                       ---------------
                TOTAL MATERIALS                                        $    16,605,841
                                                                       ---------------
                CAPITAL GOODS - 7.5%
                AEROSPACE & DEFENSE - 0.7%
       23,725   General Dynamics Corp.                                 $     1,720,063
                                                                       ---------------
                ELECTRICAL COMPONENT & EQUIPMENT - 3.2%
      112,325   American Power Conversion Corp.*                       $     1,751,147
       85,825   Cooper Industries, Inc.                                      3,544,573
      188,800   Symbol Technologies, Inc.                                    2,456,288
                                                                       ---------------
                                                                       $     7,752,008
                                                                       ---------------
                INDUSTRIAL CONGLOMERATES - 2.3%
       38,600   American Standard Companies, Inc.*                     $     2,853,698
       38,650   ITT Industries, Inc.                                         2,530,029
                                                                       ---------------
                                                                       $     5,383,727
                                                                       ---------------
                INDUSTRIAL MACHINERY - 1.3%
       25,700   Deere & Co.                                            $     1,174,490
       42,900   Ingersoll-Rand Co.                                           2,030,028
                                                                       ---------------
                                                                       $     3,204,518
                                                                       ---------------
                TOTAL CAPITAL GOODS                                    $    18,060,316
                                                                       ---------------
                COMMERCIAL SERVICES & SUPPLIES - 5.2%
                DATA PROCESSING SERVICES - 1.5%
       68,600   Amdocs Ltd.*                                           $     1,646,400
       77,250   Equifax, Inc.*                                               2,008,500
                                                                       ---------------
                                                                       $     3,654,900
                                                                       ---------------
                COMMERCIAL PRINTING - 2.0%
       42,500   R.R. Donnelly & Sons Co., Inc.                         $     1,110,950
      146,000   John H. Harland Co.                                          3,819,360
                                                                       ---------------
                                                                       $     4,930,310
                                                                       ---------------
                DIVERSIFIED COMMERCIAL SERVICES - 0.5%
       26,000   H & R Block, Inc.                                      $     1,124,500
                                                                       ---------------
                ENVIRONMENTAL SERVICES - 1.2%
      124,425   Republic Services, Inc.*                               $     2,820,715
                                                                       ---------------
                TOTAL COMMERCIAL SERVICES & SUPPLIES                   $    12,530,425
                                                                       ---------------
                TRANSPORTATION - 1.7%
                AIRLINES - 0.7%
       94,400   Southwest Airlines Co.                                 $     1,623,680
                                                                       ---------------
                RAILROADS - 1.0%
       51,450   Canadian National Railway Co.                          $     2,482,977
                                                                       ---------------
                TOTAL TRANSPORTATION                                   $     4,106,657
                                                                       ---------------
                AUTOMOBILES & COMPONENTS - 0.4%
                AUTOMOBILE MANUFACTURERS - 0.4%
       25,725   Cummins, Inc.                                          $       923,270
                                                                       ---------------
                TOTAL AUTOMOBILES & COMPONENTS                         $       923,270
                                                                       ---------------
                CONSUMER DURABLES & APPAREL - 2.0%
                APPAREL, ACCESSORIES & LUXURY GOODS - 1.0%
      159,200   The Limited Brands, Inc.                               $     2,467,600
                                                                       ---------------
                LEISURE PRODUCTS - 1.0%
      124,450   Mattel, Inc.                                           $     2,354,594
                                                                       ---------------
                TOTAL CONSUMER DURABLES & APPAREL                      $     4,822,194
                                                                       ---------------
                HOTELS, RESTAURANTS & LEISURE - 3.3%
                RESTAURANTS - 3.3%
       98,675   Outback Steakhouse, Inc.                               $     3,848,325
      141,575   Tricon Global Restaurants, Inc*                              4,184,957
                                                                       ---------------
                                                                       $     8,033,282
                                                                       ---------------
                TOTAL HOTELS, RESTAURANTS & LEISURE                    $     8,033,282
                                                                       ---------------

   The accompanying notes are an integral part of these financial statements.

       SHARES                                                                    VALUE
                MEDIA - 2.7%
                ADVERTISING - 1.6%
      188,775   The Interpublic Group of Companies, Inc.               $     2,525,810
       17,375   Omnicom Group                                                1,245,788
                                                                       ---------------
                                                                       $     3,771,598
                                                                       ---------------
                MOVIES & ENTERTAINMENT - 1.1%
      111,550   Regal Entertainment Group                              $     2,630,349
                                                                       ---------------
                TOTAL MEDIA                                            $     6,401,947
                                                                       ---------------
                RETAILING - 3.5%
                GENERAL MERCHANDISE STORES - 0.7%
       51,900   Sears, Roebuck and Co.                                 $     1,745,916
                                                                       ---------------
                SPECIALTY STORES - 2.8%
      133,725   Blockbuster, Inc.                                      $     2,253,266
      343,200   Foot Locker, Inc.                                            4,547,400
                                                                       ---------------
                                                                       $     6,800,666
                                                                       ---------------
                TOTAL RETAILING                                        $     8,546,582
                                                                       ---------------
                FOOD & DRUG RETAILING - 4.9%
                DRUG RETAIL - 1.8%
      154,750   CVS Corp.                                              $     4,337,643
                                                                       ---------------
                FOOD RETAIL - 2.2%
       68,600   Albertson's, Inc.                                      $     1,317,120
      126,500   ConAgra, Inc.                                                2,985,400
       64,475   Kroger Co.*                                                  1,075,443
                                                                       ---------------
                                                                       $     5,377,963
                                                                       ---------------
                HYPERMARKETS & SUPERCENTERS - 0.9%
      145,850   BJ'S Wholesale Club, Inc.*                             $     2,196,501
                                                                       ---------------
                TOTAL FOOD & DRUG RETAILING                            $    11,912,107
                                                                       ---------------
                HEALTH CARE EQUIPMENT & SERVICES - 8.4%
                HEALTH CARE EQUIPMENT - 3.2%
      137,300   Apogent Technologies Inc.*                             $     2,746,000
       72,925   Becton, Dickinson & Co.                                      2,833,136
       95,175   Sybron Dental Specialities*                                  2,246,130
                                                                       ---------------
                                                                       $     7,825,266
                                                                       ---------------
                HEALTH CARE FACILITIES - 3.6%
      172,075   Manor Care, Inc.*                                      $     4,303,596
      171,600   Triad Hospitals, Inc.*                                       4,259,112
                                                                       ---------------
                                                                       $     8,562,708
                                                                       ---------------
                MANAGED HEALTH CARE - 1.6%
       34,300   CIGNA Corp.                                            $     1,610,042
       27,475   Wellpoint Health Networks Inc.*                              2,316,143
                                                                       ---------------
                                                                       $     3,926,185
                                                                       ---------------
                TOTAL HEALTH CARE EQUIPMENT &
                SERVICES                                               $    20,314,159
                                                                       ---------------
                PHARMACEUTICALS & BIOTECHNOLOGY - 2.4%
                PHARMACEUTICALS - 2.4%
      167,375   IVAX Corp.*                                            $     2,987,644
       77,250   Mylan Laboratories, Inc.                                     2,685,983
                                                                       ---------------
                TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                  $     5,673,627
                                                                       ---------------
                BANKS - 9.0%
                DIVERSIFIED BANKS - 1.0%
       77,272   Charter One Financial, Inc.                            $     2,409,341
                                                                       ---------------
                REGIONAL BANKS - 4.9%
       63,925   Boston Private Financial Holdings, Inc.                $     1,347,539
       85,800   KeyCorp                                                      2,168,166
       42,925   Marshall & Ilsley Corp.                                      1,312,647
       38,575   North Fork Bancorporation, Inc.                              1,313,865
       64,350   SouthTrust Corp.                                             1,750,320
       55,825   TCF Financial Corp.                                          2,224,068
       34,300   Zions Bancorporation                                         1,735,923
                                                                       ---------------
                                                                       $    11,852,528
                                                                       ---------------
                THRIFTS & MORTGAGE FINANCE - 3.1%
       34,300   Countrywide Financial Corp.                            $     2,386,251
       47,600   GreenPoint Financial Corp.                                   2,424,744
       94,450   The PMI Group, Inc.                                          2,535,038
                                                                       ---------------
                                                                       $     7,346,033
                                                                       ---------------
                TOTAL BANKS                                            $    21,607,902
                                                                       ---------------
                DIVERSIFIED FINANCIALS - 3.0%
                CONSUMER FINANCE - 1.4%
        8,584   White Mountains Insurance Group, Ltd.                  $     3,390,680
                                                                       ---------------
                INVESTMENT BANKING & BROKERAGE - 1.6%
       68,650   A.G. Edwards, Inc.                                     $     2,347,830
       85,800   Investment Technology Group, Inc.*                           1,595,880
                                                                       ---------------
                                                                       $     3,943,710
                                                                       ---------------
                TOTAL DIVERSIFIED FINANCIALS                           $     7,334,390
                                                                       ---------------
                INSURANCE - 5.7%
                INSURANCE BROKERS - 1.6%
       77,200   Platinum Underwriter Holdings, Ltd.                    $     2,095,208
       60,100   Willis Group Holdings Ltd.                                   1,848,075
                                                                       ---------------
                                                                       $     3,943,283
                                                                       ---------------
                LIFE & HEALTH INSURANCE - 1.0%
       55,750   Jefferson - Pilot Corp.                                $     2,311,395
                                                                       ---------------
                PROPERTY & CASUALTY INSURANCE - 3.1%
       38,575   Ambac Financial Group, Inc.                            $     2,555,594
       77,225   Renaissancere Holdings, Ltd.                                 3,515,282
       17,250   XL Capital Ltd.                                              1,431,750
                                                                       ---------------
                                                                       $     7,502,626
                                                                       ---------------
                TOTAL INSURANCE                                        $    13,757,304
                                                                       ---------------

   The accompanying notes are an integral part of these financial statements.

       SHARES                                                                    VALUE
                SOFTWARE & SERVICES - 5.6%
                APPLICATION SOFTWARE - 1.6%
      116,125   Autodesk, Inc.                                         $     1,876,580
      128,700   Mentor Graphics Corp.*                                       1,863,576
                                                                       ---------------
                                                                       $     3,740,156
                                                                       ---------------
                DATA PROCESSING & OUTSOURCED SERVICES - 4.0%
      142,200   The BISYS Group, Inc.*                                 $     2,612,214
      257,475   CSG Systems International, Inc.*                             3,638,122
      130,429   SunGard Data Systems, Inc.*                                  3,379,415
                                                                       ---------------
                                                                       $     9,629,751
                                                                       ---------------
                TOTAL SOFTWARE & SERVICES                              $    13,369,907
                                                                       ---------------
                TECHNOLOGY HARDWARE & EQUIPMENT - 3.7%
                COMMUNICATIONS EQUIPMENT - 0.6%
      240,511   Tellabs, Inc.*                                         $     1,580,157
                                                                       ---------------
                COMPUTER HARDWARE - 1.1%
      103,000   NCR Corp.*                                             $     2,638,860
                                                                       ---------------
                COMPUTER STORAGE & PERIPHERALS - 0.7%
       16,275   Quantum Corp - DLT & Storage Systems*                  $        65,914
       60,100   Storage Technology Corp.*                                    1,546,974
                                                                       ---------------
                                                                       $     1,612,888
                                                                       ---------------
                ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.3%
       51,500   W.W. Grainger, Inc.                                    $     2,408,140
       25,700   Waters Corp.*                                                  748,641
                                                                       ---------------
                                                                       $     3,156,781
                                                                       ---------------
                TOTAL TECHNOLOGY HARDWARE & EQUIPMENT                  $     8,988,686
                                                                       ---------------
                TELECOMMUNICATION SERVICES - 2.9%
                INTEGRATED TELECOMMUNICATION SERVICES - 2.9%
       51,275   Alltel Corp.                                           $     2,472,481
       89,200   Telephone and Data Systems, Inc.                             4,433,240
                                                                       ---------------
                TOTAL TELECOMMUNICATION SERVICES                       $     6,905,721
                                                                       ---------------
                UTILITIES - 3.5%
                ELECTRIC UTILITIES - 2.3%
       51,475   Constellation Energy Group                             $     1,765,593
       34,350   DTE Energy Co.                                               1,327,284
       47,225   Entergy Corp.                                                2,492,526
                                                                       ---------------
                                                                       $     5,585,403
                                                                       ---------------
                GAS UTILITIES - 1.2%
       77,225   KeySpan Energy Corp.                                   $     2,737,626
                                                                       ---------------
                TOTAL UTILITIES                                        $     8,323,029
                                                                       ---------------
                TOTAL COMMON STOCKS
                (Cost $196,023,916)                                    $   217,980,019
                                                                       ===============

PRINCIPAL
   AMOUNT                                                                        VALUE
                TEMOPORARY CASH INVESTMENTS - 9.5%
                REPURCHASE AGREEMENT - 5.4%
$  13,000,000   Bear Stearns & Co., Inc.,
                1.08%, dated 6/30/03,
                repurchase price of $13,000,000
                plus accrued interest on
                7/1/03 collateralized by $11,959,000
                U.S. Treasury Notes,
                2.125%, 10/31/04                                       $    13,000,000
                                                                       ---------------
                SECURITY LENDING COLLATERAL - 4.1%
$   9,906,929   Securities Lending Investment Fund,
                1.21%                                                  $     9,906,929
                                                                       ---------------
                TOTAL TEMPORARY CASH INVESTMENTS
                (Cost $22,906,929)                                     $    22,906,929
                                                                       ---------------
                TOTAL INVESTMENT IN SECURITIES - 100%
                (Cost $218,930,845)                                    $   240,886,948
                                                                       ===============

* Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/03 (UNAUDITED)

       SHARES                                                                    VALUE
                COMMON STOCKS - 95.0%
                ENERGY - 2.6%
                INTEGRATED OIL & GAS - 2.6%
        9,500   Exxon Mobil Corp.                                      $       341,145
        7,100   Occidental Petroleum Corp.                                     238,205
        6,300   Royal Dutch Petroleum Co.*                                     293,706
                                                                       ---------------
                TOTAL ENERGY                                           $       873,056
                                                                       ---------------
                CAPITAL GOODS - 6.4%
                AEROSPACE & DEFENSE - 1.3%
        5,100   Northrop Grumman Corp.                                 $       440,079
                                                                       ---------------
                ELECTRICAL COMPONENTS & EQUIPMENT - 4.0%
       47,100   General Electric Co.                                   $     1,350,828
                                                                       ---------------
                INDUSTRIAL MACHINERY - 1.1%
        8,000   SPX Corp.*                                             $       352,480
                                                                       ---------------
                TOTAL CAPITAL GOODS                                    $     2,143,387
                                                                       ---------------
                COMMERCIAL SERVICES & SUPPLIES - 1.0%
                DIVERSIFIED COMMERCIAL SERVICES - 1.0%
        7,400   H & R Block, Inc.                                      $       320,050
                                                                       ---------------
                TOTAL COMMERCIAL SERVICES & SUPPLIES                   $       320,050
                                                                       ---------------
                TRANSPORTATION - 1.4%
                TRUCKING - 1.4%
        7,200   United Parcel Service                                  $       458,640
                                                                       ---------------
                TOTAL TRANSPORTATION                                   $       458,640
                                                                       ---------------
                MEDIA - 2.8%
                ADVERTISING - 1.3%
        6,200   Omnicom Group                                          $       444,540
                                                                       ---------------
                BROADCASTING & CABLE TV - 1.0%
        7,600   Clear Channel Communications, Inc.*                    $       322,164
                                                                       ---------------
                PUBLISHING - 0.5%
        2,900   McGraw-Hill Co., Inc.                                  $       179,800
                                                                       ---------------
                TOTAL MEDIA                                            $       946,504
                                                                       ---------------
                RETAILING - 5.3%
                DEPARTMENT STORES - 0.7%
        4,900   Kohl's Corp.*                                          $       251,762
                                                                       ---------------
                GENERAL MERCHANDISE STORES - 1.4%
        6,200   Family Dollar Stores, Inc.                             $       236,530
        6,100   Target Corp.                                                   230,824
                                                                       ---------------
                                                                       $       467,354
                                                                       ---------------
                HOME IMPROVEMENT RETAIL - 2.5%
       10,000   Home Depot, Inc.                                       $       331,200
       11,800   Lowe's Companies, Inc.                                         506,810
                                                                       ---------------
                                                                       $       838,010
                                                                       ---------------
                SPECIALTY STORES - 0.7%
        5,800   Michaels Stores, Inc.*                                 $       220,748
                                                                       ---------------
                TOTAL RETAILING                                        $     1,777,874
                                                                       ---------------
                FOOD & DRUG RETAILING - 5.0%
                FOOD RETAIL - 0.4%
        4,400   Kraft Foods, Inc.                                      $       143,220
                                                                       ---------------
                HYPERMARKETS & SUPERCENTERS - 4.6%
       28,400   Wal-Mart Stores, Inc.                                  $     1,524,228
                                                                       ---------------
                TOTAL FOOD & DRUG RETAILING                            $     1,667,448
                                                                       ---------------
                FOOD, BEVERAGE & TOBACCO - 1.6%
                SOFT DRINKS - 1.6%
       12,100   PepsiCo, Inc.                                          $       538,450
                                                                       ---------------
                TOTAL FOOD, BEVERAGE & TOBACCO                         $       538,450
                                                                       ---------------
                HOUSEHOLD & PERSONAL PRODUCTS - 8.2%
                HOUSEHOLD PRODUCTS - 4.0%
        4,000   Estee Lauder Co.                                       $       134,120
       13,500   Procter & Gamble Co.                                         1,203,930
                                                                       ---------------
                                                                       $     1,338,050
                                                                       ---------------
                PERSONAL PRODUCTS - 4.2%
       16,464   Gillette Co.                                           $       524,543
       17,100   Kimberly-Clark Corp.                                           891,594
                                                                       ---------------
                                                                       $     1,416,137
                                                                       ---------------
                TOTAL HOUSEHOLD & PERSONAL PRODUCTS                    $     2,754,187
                                                                       ---------------
                HEALTH CARE EQUIPMENT & SUPPLIES - 12.1%
                HEALTH CARE DISTRIBUTORS - 8.8%
       21,300   Biovail Corp., International*                          $     1,002,378
       16,300   Johnson & Johnson Co.                                          842,710
       24,400   Wyeth, Inc.                                                  1,111,420
                                                                       ---------------
                                                                       $     2,956,508
                                                                       ---------------
                HEALTH CARE EQUIPMENT - 0.9%
        6,200   Medtronic, Inc.*                                       $       297,414
                                                                       ---------------
                HEALTH CARE FACILITIES - 1.2%
       13,000   HCA, Inc.                                              $       416,520
                                                                       ---------------
                MANAGED HEALTH CARE - 1.2%
        4,600   Wellpoint Health Networks, Inc.*                       $       387,780
                                                                       ---------------
                TOTAL HEALTH CARE EQUIPMENT & SUPPLIES                 $     4,058,222
                                                                       ---------------
                PHARMACEUTICALS & BIOTECHNOLOGY - 14.4%
                BIOTECHNOLOGY - 3.7%
       12,758   Amgen, Inc.*                                           $       854,531
       10,900   IDEC Pharmaceuticals Corp.*                                    370,600
                                                                       ---------------
                                                                       $     1,225,131
                                                                       ---------------
                PHARMACEUTICALS - 10.7%
        3,000   Eli Lilly & Co.                                        $       206,910
       15,650   Mylan Laboratories, Inc.                                       544,151
       80,421   Pfizer, Inc.                                                 2,746,377
        5,700   Sepracor, Inc.*                                                102,771
                                                                       ---------------
                                                                       $     3,600,209
                                                                       ---------------
                TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                  $     4,825,340
                                                                       ---------------

   The accompanying notes are an integral part of these financial statements.

       SHARES                                                                    VALUE
                BANKS - 0.8%
                THRIFTS & MORTGAGE FINANCE - 0.8%
        4,000   Federal National Mortgage Association                  $       269,760
                                                                       ---------------
                TOTAL BANKS                                            $       269,760
                                                                       ---------------
                DIVERSIFIED FINANCIALS - 3.1%
                CONSUMER FINANCE - 1.0%
        7,700   American Express Co.                                   $       321,937
                                                                       ---------------
                OTHER DIVERSIFIED FINANCIAL SERVICES - 2.1%
       16,473   Citigroup, Inc.                                        $       705,044
                                                                       ---------------
                TOTAL DIVERSIFIED FINANCIALS                           $     1,026,981
                                                                       ---------------
                INSURANCE - 1.6%
                MULTI-LINE INSURANCE - 1.6%
        9,800   American International Group, Inc.                     $       540,764
                                                                       ---------------
                TOTAL INSURANCE                                        $       540,764
                                                                       ---------------
                SOFTWARE & SERVICES - 10.1%
                APPLICATION SOFTWARE - 7.9%
       13,400   Cadence Design System, Inc.*                           $       161,604
       86,400   Microsoft Corp.                                              2,212,704
       21,500   Oracle Corp.*                                                  258,430
                                                                       ---------------
                                                                       $     2,632,738
                                                                       ---------------
                DATA PROCESSING & OUTSOURCED SERVICES - 1.9%
        9,942   Automatic Data Processing, Inc.                        $       336,636
        7,000   First Data Corp.                                               290,080
                                                                       ---------------
                                                                       $       626,716
                                                                       ---------------
                HOME ENTERTAINMENT SOFTWARE - 0.3%
        1,600   Electronic Arts, Inc.*                                 $       118,384
                                                                       ---------------
                TOTAL SOFTWARE & SERVICES                              $     3,377,838
                                                                       ---------------
                TECHNOLOGY HARDWARE & DEVELOPMENT - 10.7%
                COMMUNICATIONS EQUIPMENT - 6.0%
       47,000   Cisco Systems, Inc.*                                   $       779,730
       12,000   L-3 Communications Holdings, Inc.*                             521,880
       26,744   Nokia Corp. (A.D.R.)                                           439,404
        7,600   Qualcomm, Inc.                                                 271,700
                                                                       ---------------
                                                                       $     2,012,714
                                                                       ---------------
                COMPUTER HARDWARE - 3.6%
       13,800   Dell Computer Corp.*                                   $       441,048
       19,800   Hewlett-Packard Co.                                            421,740
        4,000   IBM Corp.*                                                     330,000
                                                                       ---------------
                                                                       $     1,192,788
                                                                       ---------------
                COMPUTER STORAGE & PERIPHERALS - 0.5%
       17,000   EMC Corp.*                                             $       177,990
                                                                       ---------------
                ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.6%
       20,100   Flextronics International, Ltd.*                       $       208,839
                                                                       ---------------
                TOTAL TECHNOLOGY HARDWARE & DEVELOPMENT                $     3,592,331
                                                                       ---------------
                SEMICONDUCTORS - 7.9%
                SEMICONDUCTOR EQUIPMENT - 1.2%
       13,000   Applied Materials, Inc.*                               $       206,180
        4,200   KLA-Tencor Corp.*                                              195,258
                                                                       ---------------
                                                                       $       401,438
                                                                       ---------------
                SEMICONDUCTORS - 6.7%
       87,300   Applied Micro Circuits Corp.*                          $       528,165
       58,600   Intel Corp.                                                  1,217,942
       26,800   Micron Technology, Inc.*                                       311,684
       10,100   Texas Instruments, Inc.                                        177,761
                                                                       ---------------
                                                                       $     2,235,552
                                                                       ---------------
                TOTAL SEMICONDUCTORS                                   $     2,636,990
                                                                       ---------------
                TOTAL COMMON STOCKS
                (Cost $34,292,097)                                     $    31,807,821
                                                                       ---------------
                EXCHANGE TRADED FUND - 5.0%
       55,700   Nasdaq-100 Index Traded Stock*                         $     1,668,215
                                                                       ---------------
                TOTAL EXCHANGE TRADED FUND
                (Cost $1,699,676)                                      $     1,668,215
                                                                       ---------------
                TOTAL INVESTMENT IN SECURITIES - 100.0%
                (Cost $35,991,773)                                     $    33,476,037
                                                                       ===============

* Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

PIONEER REAL ESTATE SHARES VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/03 (UNAUDITED)

       SHARES                                                                    VALUE
                COMMON STOCKS - 92.7%
                HOTELS, RESTAURANTS & LEISURE - 3.0%
                HOTELS, RESORTS & CRUISE LINES - 3.0%
       66,000   Starwood Hotels & Resorts                              $     1,886,940
                                                                       ---------------
                TOTAL HOTELS, RESTAURANTS & LEISURE                    $     1,886,940
                                                                       ---------------
                REAL ESTATE - 89.7%
                REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.5%
       11,500   American Financial Realty Trust*                       $       171,465
       61,000   Catellus Development Corp.*                                  1,342,000
                                                                       ---------------
                                                                       $     1,513,465
                                                                       ---------------
                REAL ESTATE INVESTMENT TRUSTS - 87.2%
       13,600   Alexandria Real Estate Equities, Inc.                  $       612,000
       37,500   AMB Property Corp.                                           1,056,375
       62,000   Apartment Investment & Management Co.                        2,145,200
       62,215   Archstone Communities Trust                                  1,493,160
       56,000   Arden Realty Group, Inc.                                     1,453,200
       32,500   AvalonBay Communities, Inc.*                                 1,385,800
       45,000   Boston Properties, Inc.                                      1,971,000
       31,200   Brandywine Realty Trust                                        768,144
       34,000   Camden Property Trust                                        1,188,300
       39,000   Carramerica Realty Corp.                                     1,084,590
       33,800   CBL & Associates Properties                                  1,453,400
       28,800   Chelsea Property Group, Inc.                                 1,160,928
       57,000   Duke Realty Investments, Inc.                                1,570,350
      149,157   Equity Office Properties Trust                               4,028,731
       95,000   Equity Residential Property Trust                            2,465,250
        7,600   Essex Property Trust, Inc.                                     435,100
       31,000   Federal Realty Investment Trust                                992,000
        2,000   First Industrial Realty Trust, Inc.                             63,200
       38,500   General Growth Properties, Inc.                              2,403,940
       19,500   Home Properties of NY, Inc.                                    687,180
      125,790   Host Marriott Corp.*                                         1,150,979
       51,000   Innkeepers USA Trust                                           346,800
       38,000   Liberty Property Trust                                       1,314,800
       28,200   Manufactured Home Communities, Inc.                            990,102
       12,100   MeriStar Hospitality Corp.                                      62,194
       36,400   Mills Corp.                                                  1,221,220
       31,300   Pan Pacific Retail Properties, Inc.                          1,231,655
       44,000   Prentiss Properties Trust                                    1,319,560
       88,000   ProLogis Trust                                               2,402,400
       29,000   PS Business Parks, Inc.*                                     1,023,700
       43,700   Public Storage, Inc.                                         1,480,119
        1,615   Public Storage, Inc. (Depository Shares)                        45,866
       16,000   Regency Centers Corp.*                                         559,680
       31,000   Shurgard Storage Centers, Inc.                               1,025,480
       85,000   Simon DeBartolo Group, Inc.                                  3,317,550
       31,000   SL Green Realty Corp.                                        1,081,590
       34,900   Taubman Centers, Inc.                                          668,683
       34,000   The Macerich Co.                                             1,194,420
       74,500   Trizec Properties Inc.                                         847,065
       48,000   United Dominion Realty Trust                                   826,560
       54,000   Vornado Realty Trust                                   $     2,354,400
       26,000   Western Resources, Inc.                                      1,089,400
                                                                       ---------------
                `                                                      $    53,972,071
                                                                       ---------------
                TOTAL REAL ESTATE                                      $    55,485,536
                                                                       ---------------
                TOTAL COMMON STOCKS
                (Cost $50,393,499)                                     $    57,372,476
                                                                       ---------------

PRINCIPAL
AMOUNT
                TEMPORARY CASH INVESTMENTS - 7.3%
                SECURITIES LENDING COLLATERAL - 7.3%
$   4,500,325   Securities Lending Investment Fund,
                1.21%                                                  $     4,500,325
                                                                       ---------------
                TOTAL TEMPORARY CASH INVESTMENTS
                (Cost $4,500,325)                                      $     4,500,325
                                                                       ---------------
                TOTAL INVESTMENT IN SECURITIES - 100.0%
                (Cost $54,893,824)                                     $    61,872,801
                                                                       ===============

* Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/03 (UNAUDITED)

       SHARES                                                                    VALUE
                COMMON STOCKS - 96.5%
                ENERGY - 7.3%
                INTEGRATED OIL & GAS - 6.4%
       73,500   ChevronTexaco Corp.                                    $     5,306,700
       20,290   ConocoPhillips                                               1,111,892
       98,000   Exxon Mobil Corp.                                            3,519,180
       28,800   Royal Dutch Petroleum Co.*                                   1,342,656
       21,800   Shell Transport & Trading Co. (A.D.R.)                         868,730
                                                                       ---------------
                                                                       $    12,149,158
                                                                       ---------------
                OIL & GAS DRILLING - 0.9%
       34,500   Smith International, Inc.*                             $     1,267,530
       21,100   Transocean Offshore, Inc.*                                     463,567
                                                                       ---------------
                                                                       $     1,731,097
                                                                       ---------------
                TOTAL ENERGY                                           $    13,880,255
                                                                       ---------------
                MATERIALS - 5.8%
                ALUMINUM - 0.8%
       54,900   Alcoa, Inc.                                            $     1,399,950
                                                                       ---------------
                COMMODITY CHEMICALS - 1.3%
       19,000   Air Products & Chemicals, Inc.                         $       790,400
        9,900   Dow Chemical Co.                                               306,504
       31,800   E.I. du Pont de Nemours and Co.                              1,324,152
                                                                       ---------------
                                                                       $     2,421,056
                                                                       ---------------
                DIVERSIFIED CHEMICALS - 0.4%
       15,200   PPG Industries, Inc.                                   $       771,248
                                                                       ---------------
                DIVERSIFIED METALS & MINING - 1.9%
       28,900   Phelps Dodge Corp.*                                    $     1,108,026
      134,800   Rio Tinto Plc                                                2,546,810
                                                                       ---------------
                                                                       $     3,654,836
                                                                       ---------------
                PAPER PRODUCTS - 0.7%
       55,100   Meadwestvaco Corp.                                     $     1,360,970
                                                                       ---------------
                PRECIOUS METALS & MINERALS - 0.7%
       41,900   Newmont Mining Corp.                                   $     1,360,074
                                                                       ---------------
                TOTAL MATERIALS                                        $    10,968,134
                                                                       ---------------
                CAPITAL GOODS - 7.1%
                AEROSPACE & DEFENSE - 2.3%
       19,600   Boeing Co.                                             $       672,672
       32,000   General Dynamics Corp.                                       2,320,000
       28,400   Lockheed Martin Corp.                                        1,350,988
                                                                       ---------------
                                                                       $     4,343,660
                                                                       ---------------
                ELECTRICAL COMPONENTS & EQUIPMENT - 0.6%
       15,200   Emerson Electric Co.                                   $       776,720
       11,400   General Electric Co.                                           326,952
                                                                       ---------------
                                                                       $     1,103,672
                                                                       ---------------
                INDUSTRIAL CONGLOMERATES - 2.4%
       17,000   Illinois Tool Works, Inc.                              $     1,119,450
       18,700   Johnson Controls, Inc.                                       1,600,720
       25,800   United Technologies Corp.                                    1,827,414
                                                                       ---------------
                                                                       $     4,547,584
                                                                       ---------------
                INDUSTRIAL MACHINERY - 1.8%
       27,700   Caterpillar, Inc.                                      $     1,541,782
       41,300   Deere & Co.                                                  1,887,410
                                                                       ---------------
                                                                       $     3,429,192
                                                                       ---------------
                TOTAL CAPITAL GOODS                                    $    13,424,108
                                                                       ---------------
                COMMERCIAL SERVICES & SUPPLIES - 1.6%
                EMPLOYMENT SERVICES - 0.7%
       68,600   Robert Half International, Inc.*                       $     1,299,284
                                                                       ---------------
                OFFICE SERVICES & SUPPLIES - 0.9%
       38,700   Canon, Inc. (A.D.R.)*                                  $     1,766,655
                                                                       ---------------
                TOTAL COMMERCIAL SERVICES & SUPPLIES                   $     3,065,939
                                                                       ---------------
                TRANSPORTATION - 3.6%
                AIRLINES - 1.0%
      113,200   Southwest Airlines Co.                                 $     1,947,040
                                                                       ---------------
                RAILROADS - 2.1%
       33,100   Burlington Northern, Inc.                              $       941,364
      120,200   Norfolk Southern Corp.                                       2,307,840
       13,100   Union Pacific Corp.                                            760,062
                                                                       ---------------
                                                                       $     4,009,266
                                                                       ---------------
                TRUCKING - 0.5%
       13,900   United Parcel Service                                  $       885,430
                                                                       ---------------
                TOTAL TRANSPORTATION                                   $     6,841,736
                                                                       ---------------
                AUTOMOBILES & COMPONENTS - 0.9%
                AUTOMOBILE MANUFACTURERS - 0.9%
       25,550   PACCAR, Inc.                                           $     1,722,581
                                                                       ---------------
                TOTAL AUTOMOBILES & COMPONENTS                         $     1,722,581
                                                                       ---------------
                CONSUMER DURABLES & APPAREL - 0.6%
                PHOTOGRAPHIC PRODUCTS - 0.6%
       40,900   Eastman Kodak Co.                                      $     1,118,615
                                                                       ---------------
                TOTAL CONSUMER DURABLES & APPAREL                      $     1,118,615
                                                                       ---------------
                MEDIA - 6.0%
                ADVERTISING - 1.1%
       29,200   Omnicom Group                                          $     2,093,640
                                                                       ---------------
                PUBLISHING - 4.9%
       14,500   Dow Jones & Co., Inc.                                  $       623,935
        7,800   Elsevier NV                                                     92,158
       33,200   Gannett Co.                                                  2,550,092
      106,300   John Wiley & Sons, Inc.                                      2,785,060
       52,100   McGraw-Hill Co., Inc.                                        3,230,200
                                                                       ---------------
                                                                       $     9,281,445
                                                                       ---------------
                TOTAL MEDIA                                            $    11,375,085
                                                                       ---------------

   The accompanying notes are an integral part of these financial statements.

       SHARES                                                                    VALUE
                RETAILING - 3.6%
                DEPARTMENT STORES - 0.4%
       31,400   May Department Stores Co.                              $       698,964
                                                                       ---------------
                GENERAL MERCHANDISE STORES - 2.3%
       23,900   Family Dollar Stores, Inc.                             $       911,785
       89,900   Target Corp.                                                 3,401,816
                                                                       ---------------
                                                                       $     4,313,601
                                                                       ---------------
                HOME IMPROVEMENT RETAIL - 0.7%
       32,500   Lowe's Companies, Inc.                                 $     1,395,875
                                                                       ---------------
                SPECIALTY STORES - 0.2%
       13,400   Barnes & Noble, Inc.*                                  $       308,870
                                                                       ---------------
                TOTAL RETAILING                                        $     6,717,310
                                                                       ---------------
                FOOD & DRUG RETAILING - 3.3%
                DRUG RETAIL - 1.5%
       92,600   Walgreen Co.                                           $     2,787,260
                                                                       ---------------
                FOOD DISTRIBUTORS - 0.9%
       56,100   Sysco Corp.                                            $     1,685,244
                                                                       ---------------
                HYPERMARKETS & SUPERCENTERS - 0.9%
       32,800   Wal-Mart Stores, Inc.                                  $     1,760,376
                                                                       ---------------
                TOTAL FOOD & DRUG RETAILING                            $     6,232,880
                                                                       ---------------
                FOOD, BEVERAGE & TOBACCO - 5.0%
                PACKAGED FOODS & MEATS - 4.0%
       57,700   Campbell Soup Co.                                      $     1,413,650
       18,553   Del Monte Foods Co.*                                           164,009
       30,100   General Mills, Inc.                                          1,427,041
       48,800   H.J. Heinz Co., Inc.                                         1,609,424
       18,500   Hershey Foods Corp.                                          1,288,710
       83,100   Sara Lee Corp.                                               1,563,111
                                                                       ---------------
                                                                       $     7,465,945
                                                                       ---------------
                SOFT DRINKS - 1.0%
       43,600   PepsiCo, Inc.                                          $     1,940,200
                                                                       ---------------
                TOTAL FOOD, BEVERAGE & TOBACCO                         $     9,406,145
                                                                       ---------------
                HOUSEHOLD & PERSONAL PRODUCTS - 2.7%
                HOUSEHOLD PRODUCTS - 2.7%
       44,000   Colgate-Palmolive Co.                                  $     2,549,800
       29,100   Procter & Gamble Co.                                         2,595,138
                                                                       ---------------
                TOTAL HOUSEHOLD & PERSONAL PRODUCTS                    $     5,144,938
                                                                       ---------------
                HEALTH CARE EQUIPMENT & SUPPLIES - 4.2%
                HEALTH CARE DISTRIBUTORS - 2.6%
       39,400   Abbott Laboratories                                    $     1,724,144
       62,100   Johnson & Johnson Co.                                        3,210,570
                                                                       ---------------
                                                                       $     4,934,714
                                                                       ---------------
                HEALTH CARE EQUIPMENT - 1.0%
       48,200   Becton, Dickinson & Co.                                $     1,872,570
                                                                       ---------------
                MANAGED HEALTH CARE - 0.6%
       11,600   United Healthcare Group, Inc.                          $       582,900
        6,200   Wellpoint Health Networks Inc.*                                522,660
                                                                       ---------------
                                                                       $     1,105,560
                                                                       ---------------
                TOTAL HEALTH CARE EQUIPMENT & SUPPLIES                 $     7,912,844
                                                                       ---------------
                PHARMACEUTICALS & BIOTECHNOLOGY - 6.4%
                PHARMACEUTICALS - 6.4%
       29,400   Eli Lilly & Co.                                        $     2,027,718
       45,500   Merck & Co., Inc.                                            2,755,025
       37,600   Novartis AG (A.D.R.)                                         1,496,856
       51,100   Pfizer, Inc.                                                 1,745,065
       12,500   Roche Holdings AG (A.D.R.)*                                    965,234
      162,800   Schering-Plough Corp.                                        3,028,080
                                                                       ---------------
                TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                  $    12,017,978
                                                                       ---------------
                BANKS - 5.9%
                DIVERSIFIED BANKS - 1.4%
       13,900   Bank of America Corp.                                  $     1,098,517
       30,300   Wells Fargo & Co.                                            1,527,120
                                                                       ---------------
                                                                       $     2,625,637
                                                                       ---------------
                REGIONAL BANKS - 3.8%
       23,300   First Tennessee National Corp.                         $     1,023,103
       12,800   Huntington Bancshares, Inc.                                    249,856
       93,700   National City Corp.                                          3,064,927
       34,900   SunTrust Banks, Inc.                                         2,070,966
       15,900   Zions Bancorporation                                           804,699
                                                                       ---------------
                                                                       $     7,213,551
                                                                       ---------------
                THRIFTS & MORTGAGE FINANCE - 0.7%
       32,600   Washington Mutual, Inc.                                $     1,346,380
                                                                       ---------------
                TOTAL BANKS                                            $    11,185,568
                                                                       ---------------
                DIVERSIFIED FINANCIALS - 6.1%
                ASSET MANAGEMENT & CUSTODY BANKS - 4.0%
       77,600   The Bank of New York Co., Inc.                         $     2,231,000
       30,400   Federated Investors, Inc.                                      833,568
       51,200   State Street Corp.                                           2,017,280
       67,200   T. Rowe Price Associates, Inc.                               2,536,800
                                                                       ---------------
                                                                       $     7,618,648
                                                                       ---------------
                CONSUMER FINANCE - 0.7%
       31,400   American Express Co.                                   $     1,312,834
                                                                       ---------------
                INVESTMENT BANKING & BROKERAGE - 1.4%
       40,700   Merrill Lynch & Co., Inc.                              $     1,899,876
       16,400   Morgan Stanley, Dean Witter & Co.                              701,100
                                                                       ---------------
                                                                       $     2,600,976
                                                                       ---------------
                TOTAL DIVERSIFIED FINANCIALS                           $    11,532,458
                                                                       ---------------

   The accompanying notes are an integral part of these financial statements.

       SHARES                                                                    VALUE
                INSURANCE - 4.1%
                INSURANCE BROKERS - 1.2%
       45,400   Marsh & McLennan Co., Inc.                             $     2,318,578
                                                                       ---------------
                MULTI-LINE INSURANCE - 0.9%
       30,600   American International Group, Inc.                     $     1,688,508
                                                                       ---------------
                PROPERTY & CASUALTY INSURANCE - 2.0%
       37,900   Chubb Corp.                                            $     2,274,000
       22,700   Safeco Corp.                                                   800,856
       18,900   St. Paul Companies, Inc.                                       690,039
                                                                       ---------------
                                                                       $     3,764,895
                                                                       ---------------
                TOTAL INSURANCE                                        $     7,771,981
                                                                       ---------------
                SOFTWARE & SERVICES - 6.3%
                APPLICATION SOFTWARE - 3.5%
       29,500   Adobe Systems, Inc.                                    $       946,065
       33,200   BMC Software, Inc.*                                            542,156
       98,300   Microsoft Corp.                                              2,517,463
       10,700   Symantec Corp.*                                                469,302
       34,100   Synopsys, Inc.*                                              2,109,085
                                                                       ---------------
                                                                       $     6,584,071
                                                                       ---------------
                DATA PROCESSING & OUTSOURCED SERVICES - 2.7%
       32,300   Automatic Data Processing, Inc.                        $     1,093,678
       36,000   Computer Sciences Corp.*                                     1,372,320
       17,900   DST Systems, Inc.*                                             680,200
       35,100   Electronic Data Systems Corp.                                  752,895
       20,950   Fiserv, Inc.*                                                  746,030
       14,600   SunGard Data Systems, Inc.*                                    378,286
                                                                       ---------------
                                                                       $     5,023,409
                                                                       ---------------
                HOME ENTERTAINMENT SOFTWARE - 0.1%
        3,600   Electronic Arts, Inc.*                                 $       266,364
                                                                       ---------------
                TOTAL SOFTWARE & SERVICES                              $    11,873,844
                                                                       ---------------
                TECHNOLOGY HARDWARE & DEVLOPMENT - 6.4%
                COMMUNICATIONS EQUIPMENT - 2.4%
       36,200   Cisco Systems, Inc.*                                   $       600,558
      162,400   Motorola, Inc.                                               1,531,432
      105,500   Nokia Corp. (A.D.R.)                                         1,733,365
       17,600   Qualcomm, Inc.                                                 629,200
                                                                       ---------------
                                                                       $     4,494,555
                                                                       ---------------
                COMPUTER HARDWARE - 3.8%
       50,100   Dell Computer Corp.*                                   $     1,601,196
       18,800   Diebold, Inc.                                                  813,100
       52,700   IBM Corp.*                                                   4,347,750
      107,200   Sun Microsystems, Inc.*                                        493,120
                                                                       ---------------
                                                                       $     7,255,166
                                                                       ---------------
                ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.2%
       24,800   Veeco Instruments, Inc.*                               $       422,344
                                                                       ---------------
                TOTAL TECHNOLOGY
                HARDWARE & DEVELOPMENT                                 $    12,172,065
                                                                       ---------------
                SEMICONDUCTORS - 4.1%
                SEMICONDUCTOR EQUIPMENT - 1.5%
       98,700   Applied Materials, Inc.*                               $     1,565,382
       31,500   Novellus Systems, Inc.*                                      1,153,562
                                                                       ---------------
                                                                       $     2,718,944
                                                                       ---------------
                SEMICONDUCTORS - 2.6%
       58,500   Altera Corp.*                                          $       959,400
      104,000   Intel Corp.                                                  2,161,535
      105,800   Texas Instruments, Inc.                                      1,862,080
                                                                       ---------------
                                                                       $     4,983,015
                                                                       ---------------
                TOTAL SEMICONDUCTORS                                   $     7,701,959
                                                                       ---------------
                TELECOMMUNICATION SERVICES - 3.7%
                INTEGRATED TELECOMMUNICATION SERVICES - 3.7%
       15,500   Alltel Corp.                                           $       747,410
       96,000   BellSouth Corp.                                              2,556,480
      145,300   SBC Communications, Inc.                                     3,712,415
                                                                       ---------------
                TOTAL TELECOMMUNICATION SERVICES                       $     7,016,305
                                                                       ---------------
                UTILITIES - 1.8%
                ELECTRIC UTILITIES - 1.1%
       22,100   American Electric Power Co., Inc.                      $       659,243
       16,000   Consolidated Edison, Inc.                                      692,480
       22,400   Southern Co.                                                   697,984
                                                                       ---------------
                                                                       $     2,049,707
                                                                       ---------------
                GAS UTILITIES - 0.7%
       18,500   KeySpan Energy Corp.                                   $       655,825
       25,500   Vectren Corp.                                                  638,774
                                                                       ---------------
                                                                       $     1,294,599
                                                                       ---------------
                TOTAL UTILITIES                                        $     3,344,306
                                                                       ---------------
                TOTAL COMMON STOCKS
                (Cost $191,811,311)                                    $   182,427,034
                                                                       ===============

   The accompanying notes are an integral part of these financial statements.

PRINCIPAL
   AMOUNT                                                                        VALUE
                TEMPORARY CASH INVESTMENTS - 3.5%
                REPURCHASE AGREEMENT - 2.9%
$   5,500,000   Bear Stearns & Co., Inc.,
                1.08%, dated 6/30/03, repurchase
                price of $5,500,000 plus accrued
                interest on 7/1/03 collateralized by
                $5,455,000 U.S. Treasury Bonds,
                3.625%, 3/31/04                                        $     5,500,000
                                                                       ---------------
                SECURITY LENDING COLLATERAL - 0.6%
    1,199,885   Securities Lending Investment Fund,
                1.21%                                                  $     1,199,885
                                                                       ---------------
                TOTAL TEMPORARY CASH
                INVESTMENTS
                (Cost $6,699,885)                                      $     6,699,885
                                                                       ---------------
                TOTAL INVESTMENT IN
                SECURITIES - 100.0%
                (Cost $198,511,196)                                    $   189,126,919
                                                                       ===============

* Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/03 (UNAUDITED)

       SHARES                                                                    VALUE
                CONVERTIBLE PREFERRED STOCKS - 2.6%
                TRANSPORTATION - 0.8%
                RAILROADS - 0.8%
       29,347   Union Pacific Capital Trust, 6.25%,
                4/1/28 (144A)                                          $     1,471,018
                                                                       ---------------
                TOTAL TRANSPORTATION                                   $     1,471,018
                                                                       ---------------
                AUTOMOBILES & COMPONENTS - 0.7%
                AUTOMOBILE MANUFACTURERS - 0.7%
        2,600   General Motors, 5.25%, 3/6/32                          $        57,850
       25,600   Ford Capital Trust, 6.5%, 1/15/32                            1,108,736
                                                                       ---------------
                TOTAL AUTOMOBILES & COMPONENTS                         $     1,166,586
                                                                       ---------------
                SOFTWARE & SERVICES - 1.1%
                DATA PROCESSING & OUTSOURCED SERVICES - 1.1%
       94,700   Electronic Data, 7.625%, 8/17/04                       $     2,071,563
                                                                       ---------------
                TOTAL SOFTWARE & SERVICES                              $     2,071,563
                                                                       ---------------
                TOTAL CONVERTIBLE PREFERRED STOCKS
                (Cost $7,228,993)                                      $     4,709,167
                                                                       ---------------

PRINCIPAL
AMOUNT
                CONVERTIBLE CORPORATE BONDS - 0.4%
                RETAILING - 0.1%
                APPAREL RETAIL - 0.1%
$     200,000   Gap Inc., 5.75%, 3/15/09                               $       268,750
                                                                       ---------------
                TOTAL RETAILING                                        $       268,750
                                                                       ---------------
                TECHNOLOGY HARDWARE & EQUIPMENT - 0.3%
                ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.3%
      480,000   Veeco Instruments, 4.125%, 12/21/08                    $       439,200
                                                                       ---------------
                TOTAL TECHNOLOGY HARDWARE & EQUIPMENT                  $       439,200
                                                                       ---------------
                TOTAL CONVERTIBLE CORPORATE BONDS
                (Cost $696,442)                                        $       707,950
                                                                       ---------------
       SHARES
                COMMON STOCKS - 91.6%
                ENERGY - 10.4%
                INTEGRATED OIL & GAS - 10.4%
       98,300   ChevronTexaco Corp.                                    $     7,097,260
      111,865   CononcoPhillips, Inc.                                        6,130,202
      161,066   Exxon Mobil Corp.                                            5,783,880
                                                                       ---------------
                TOTAL ENERGY                                           $    19,011,342
                                                                       ---------------
                MATERIALS - 3.9%
                COMMODITY CHEMICALS - 2.2%
       50,300   Air Products & Chemicals, Inc.                         $     2,092,480
       25,000   Dow Chemical Co.                                               774,000
       27,341   E.I. du Pont de Nemours and Co.                              1,138,479
                                                                       ---------------
                                                                       $     4,004,959
                                                                       ---------------
                DIVERSIFIED CHEMICALS - 0.7%
       25,300   PPG Industries, Inc.                                   $     1,283,722
                                                                       ---------------
                PAPER PRODUCTS - 0.4%
       25,800   Meadwestvaco Corp.                                     $       637,260
                                                                       ---------------

       SHARES                                                                    VALUE
                STEEL - 0.6%
       19,600   Nucor Corp.                                            $       957,460
       20,050   Roanoke Electric Steel Corp.                                   150,175
                                                                       ---------------
                                                                       $     1,107,635
                                                                       ---------------
                TOTAL MATERIALS                                        $     7,033,576
                                                                       ---------------
                CAPITAL GOODS - 7.8%
                AEROSPACE & DEFENSE - 2.7%
       51,600   Boeing Co.                                             $     1,770,912
       43,200   General Dynamics Corp.                                       3,132,000
                                                                       ---------------
                                                                       $     4,902,912
                                                                       ---------------
                ELECTRICAL COMPONENTS & EQUIPMENT - 1.2%
       43,900   Emerson Electric Co.                                   $     2,243,290
                                                                       ---------------
                INDUSTRIAL CONGLOMERATES - 2.6%
       10,300   Illinois Tool Works, Inc.                              $       678,255
       27,900   Johnson Controls, Inc.                                       2,388,240
       22,200   United Technologies Corp.                                    1,572,426
                                                                       ---------------
                                                                       $     4,638,921
                                                                       ---------------
                INDUSTRIAL MACHINERY - 1.3%
       25,000   Deere & Co.                                            $     1,142,500
       22,000   Gorman-Rupp Co.                                                528,000
       37,200   The Timken Co.                                                 651,372
                                                                       ---------------
                                                                       $     2,321,872
                                                                       ---------------
                TOTAL CAPITAL GOODS                                    $    14,106,995
                                                                       ---------------
                TRANSPORTATION - 1.6%
                RAILROADS - 1.6%
       26,500   Burlington Northern, Inc.                              $       753,660
       42,500   Norfolk Southern Corp.                                         816,000
       56,800   Philadelphia Suburban Corp.                                  1,384,784
                                                                       ---------------
                TOTAL TRANSPORTATION                                   $     2,954,444
                                                                       ---------------
                AUTOMOBILES & COMPONENTS - 4.1%
                AUTOMOBILE MANUFACTURERS - 4.1%
      110,450   PACCAR, Inc.                                           $     7,446,539
                                                                       ---------------
                TOTAL AUTOMOBILES & COMPONENTS                         $     7,446,539
                                                                       ---------------
                CONSUMER DURABLES & APPAREL - 0.4%
                PHOTOGRAPHIC PRODUCTS - 0.4%
       27,800   Eastman Kodak Co.                                      $       760,330
                                                                       ---------------
                TOTAL CONSUMER DURABLES & APPAREL                      $       760,330
                                                                       ---------------
                MEDIA - 4.2%
                MOVIES & ENTERTAINMENT - 2.0%
      132,400   Cedar Fair, L.P.                                       $     3,707,200
                                                                       ---------------
                PUBLISHING - 2.2%
       40,500   McGraw-Hill Co., Inc.                                  $     2,511,000
       29,900   Tribune Co.                                                  1,444,170
                                                                       ---------------
                                                                       $     3,955,170
                                                                       ---------------
                TOTAL MEDIA                                            $     7,662,370
                                                                       ---------------

   The accompanying notes are an integral part of these financial statements.

       SHARES                                                                    VALUE
                RETAILING - 1.5%
                DEPARTMENT STORES - 0.8%
       62,825   May Department Stores Co.                              $     1,398,485
                                                                       ---------------
                GENERAL MERCHANDISE STORES - 0.7%
       40,300   Sears, Roebuck and Co.                                 $     1,355,692
                                                                       ---------------
                TOTAL RETAILING                                        $     2,754,177
                                                                       ---------------
                FOOD, BEVERAGE & TOBACCO - 6.5%
                PACKAGED FOODS & MEATS - 4.7%
      147,500   Campbell Soup Co.                                      $     3,613,750
       22,200   General Mills, Inc.                                          1,052,502
       64,100   H.J. Heinz Co., Inc.                                         2,114,018
       96,900   Sara Lee Corp.                                               1,822,689
                                                                       ---------------
                                                                       $     8,602,959
                                                                       ---------------
                SOFT DRINKS - 1.8%
       12,900   The Coca-Cola Co.                                      $       598,689
       58,600   PepsiCo, Inc.                                                2,607,700
                                                                       ---------------
                                                                       $     3,206,389
                                                                       ---------------
                TOTAL FOOD, BEVERAGE & TOBACCO                         $    11,809,348
                                                                       ---------------
                HOUSEHOLD & PERSONAL PRODUCTS - 1.2%
                HOUSEHOLD PRODUCTS - 1.2%
       39,200   Colgate-Palmolive Co.                                  $     2,271,640
                                                                       ---------------
                TOTAL HOUSEHOLD & PERSONAL PRODUCTS                    $     2,271,640
                                                                       ---------------
                HEALTH CARE EQUIPMENT & SERVICES - 4.4%
                HEALTH CARE DISTRIBUTORS & SERVICES - 3.6%
       88,900   Abbott Laboratories                                    $     3,890,264
       50,600   Johnson & Johnson Co.                                        2,616,020
                                                                       ---------------
                                                                       $     6,506,284
                                                                       ---------------
                HEALTH CARE EQUIPMENT - 0.8%
       38,200   Becton, Dickinson & Co.                                $     1,484,070
                                                                       ---------------
                TOTAL HEALTH CARE EQUIPMENT & SERVICES                 $     7,990,354
                                                                       ---------------
                PHARMACEUTICALS & BIOTECHNOLOGY - 2.6%
                PHARMACEUTICALS - 2.6%
       27,900   Eli Lilly & Co.                                        $     1,924,263
       47,300   Merck & Co., Inc.                                            2,864,015
                                                                       ---------------
                TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                  $     4,788,278
                                                                       ---------------
                BANKS - 11.0%
                DIVERSIFIED BANKS - 4.1%
      154,900   Charter One Financial, Inc.                            $     4,829,782
       53,700   Wells Fargo & Co.                                            2,706,480
                                                                       ---------------
                                                                       $     7,536,262
                                                                       ---------------
                REGIONAL BANKS - 6.3%
       62,200   First Tennessee National Corp.                         $     2,731,202
       87,300   National City Corp.                                          2,855,583
       75,200   SouthTrust Corp.                                             2,045,440
       63,000   SunTrust Banks, Inc.                                         3,738,420
                                                                       ---------------
                                                                       $    11,370,645
                                                                       ---------------
                THRIFTS & MORTGAGE FINANCE - 0.6%
       24,800   Washington Mutual, Inc.                                $     1,024,240
                                                                       ---------------
                TOTAL BANKS                                            $    19,931,147
                                                                       ---------------
                DIVERSIFIED FINANCIALS - 5.7%
                ASSET MANAGEMENT & CUSTODY BANKS - 2.4%
       26,800   Eaton Vance Corp.                                      $       846,880
       93,700   T. Rowe Price Associates, Inc.                               3,537,175
                                                                       ---------------
                                                                       $     4,384,055
                                                                       ---------------
                INVESTMENT BANKING & BROKERAGE - 1.6%
       43,100   A.G. Edwards, Inc.                                     $     1,474,020
       32,500   Merrill Lynch & Co., Inc.                                    1,517,100
                                                                       ---------------
                                                                       $     2,991,120
                                                                       ---------------
                OTHER DIVERSIFIED FINANCE SERVICES - 1.7%
       83,800   Alliance Capital Management L.P.                       $     3,058,700
                                                                       ---------------
                TOTAL DIVERSIFIED FINANCIALS                           $    10,433,875
                                                                       ---------------
                INSURANCE - 3.3%
                PROPERTY & CASUALTY INSURANCE - 3.3%
       51,600   Chubb Corp.                                            $     3,096,000
       26,800   Safeco Corp.                                                   945,504
       53,900   St. Paul Companies, Inc.                                     1,967,889
                                                                       ---------------
                TOTAL INSURANCE                                        $     6,009,393
                                                                       ---------------
                REAL ESTATE - 2.0%
                REAL ESTATE INVESTMENT TRUSTS - 2.0%
       62,000   Equity Office Properties Trust                         $     1,674,620
       51,600   Simon DeBartolo Group, Inc.                                  2,013,948
                                                                       ---------------
                TOTAL REAL ESTATE                                      $     3,688,568
                                                                       ---------------
                SOFTWARE & SERVICES - 0.4%
                APPLICATION SOFTWARE - 0.4%
       31,000   Microsoft Corp.                                        $       793,910
                                                                       ---------------
                TOTAL SOFTWARE & SERVICES                              $       793,910
                                                                       ---------------
                TECHNOLOGY HARDWARE & EQUIPMENT - 1.3%
                COMPUTER HARDWARE - 1.3%
       44,300   Diebold, Inc.                                          $     1,915,975
        6,200   IBM Corp. *                                                    511,500
                                                                       ---------------
                TOTAL TECHNOLOGY HARDWARE &
                EQUIPMENT                                              $     2,427,475
                                                                       ---------------
                TELECOMMUNICATION SERVICES - 4.8%
                INTEGRATED TELECOMMUNICATION SERVICES - 4.8%
       36,100   Alltel Corp.                                           $     1,740,742
       98,500   BellSouth Corp.                                              2,623,055
      169,800   SBC Communications, Inc.                                     4,338,390
                                                                       ---------------
                TOTAL TELECOMMUNICATION SERVICES                       $     8,702,187
                                                                       ---------------


   The accompanying notes are an integral part of these financial statements.

       SHARES                                                                    VALUE
                UTILITIES - 14.4%
                ELECTRIC UTILITIES - 9.3%
       55,800   American Electric Power Co., Inc.                      $     1,664,514
      143,500   Constellation Energy Group                                   4,922,050
       41,300   Consolidated Edison, Inc.                                    1,787,464
       33,000   FPL Group, Inc.                                              2,206,050
       90,900   Great Plains Energy, Inc.                                    2,625,192
       64,000   NSTAR                                                        2,915,200
       23,700   Southern Co.                                                   738,492
                                                                       ---------------
                                                                       $    16,858,962
                                                                       ---------------
                GAS UTILITIES - 4.8%
      105,900   KeySpan Energy Corp.                                   $     3,754,155
      105,900   Questar Corp.                                                3,544,473
       61,100   Vectren Corp.                                                1,530,554
                                                                       ---------------
                                                                       $     8,829,182
                                                                       ---------------
                MULTI-UTILITIES & UNREGULATED POWER - 0.3%
       25,800   Consol Energy Inc.                                     $       586,692
                                                                       ---------------
                TOTAL UTILITIES                                        $    26,274,836
                                                                       ---------------
                TOTAL COMMON STOCKS
                (Cost $150,869,607)                                    $   166,850,784
                                                                       ---------------

PRINCIPAL
AMOUNT                                                                           VALUE
                TEMPORARY CASH INVESTMENTS - 5.4%
                REPURCHASE AGREEMENT - 3.7%
$   6,800,000   Bear Stearns & Co., Inc., 1.08%,
                dated 6/30/03, repurchase price of
                $6,800,000 plus accrued interest
                on 7/1/03 collateralized by $6,481,000
                U.S. Treasury Bonds, 11.875%, 11/15/03                 $     6,800,000
                                                                       ---------------
                SECURITY LENDING COLLATERAL - 1.7%
$   3,166,730   Securities Lending Investment Fund, 1.21%              $     3,166,730
                                                                       ---------------
                TOTAL TEMPORARY CASH INVESTMENTS
                (Cost $9,966,730)                                      $     9,966,730
                                                                       ---------------
                TOTAL INVESTMENT IN SECURITIES - 100%
                (Cost $168,761,773)                                    $   182,234,631
                                                                       ===============

*    Non-income producing security.
144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2003, the value of these securities amounted to $1,471,018 or 0.8% of total net assets.

   The accompanying notes are an integral part of these financial statements.

PIONEER BALANCED VCT PORTFOLIO                  PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/03 (UNAUDITED)

SHARES                                                                                               VALUE
                               COMMON STOCKS - 62.3%
                               ENERGY - 6.4%
                               INTEGRATED OIL & GAS - 0.8%
        8,600                  Exxon Mobil Corp.                                           $       308,826
                                                                                           ---------------
                               OIL & GAS DRILLING - 4.0%
        9,000                  Encana Corp.                                                $       345,330
       28,100                  ENSCO International, Inc.                                           755,890
       25,800                  Varco International Inc.*                                           505,680
                                                                                           ---------------
                                                                                           $     1,606,900
                                                                                           ---------------
                               OIL & GAS EXPLRATION & PRODUCTION - 1.6%
       11,692                  Devon Energy Corp.                                          $       624,353
                                                                                           ---------------
                               TOTAL ENERGY                                                $     2,540,079
                                                                                           ---------------
                               MATERIALS - 2.9%
                               PRECIOUS METALS & MINERALS - 2.9%
       35,000                  Newmont Mining Corp.                                        $     1,136,100
                                                                                           ---------------
                               TOTAL MATERIALS                                             $     1,136,100
                                                                                           ---------------
                               CAPITAL GOODS - 3.2%
                               AEROSPACE & DEFENSE - 2.6%
       11,800                  Northrop Grumman Corp.                                      $     1,018,222
                                                                                           ---------------
                               ELECTRICAL COMPONENTS & EQUIPMENT - 0.6%
       10,800                  Molex, Inc.                                                 $       250,333
                                                                                           ---------------
                               TOTAL CAPITAL GOODS                                         $     1,268,555
                                                                                           ---------------
                               COMMERCIAL SERVICES & SUPPLIES - 0.5%
                               DIVERSIFIED COMMERCIAL SERVICES - 0.5%
        5,000                  Cintas Corp.                                                $       177,200
                                                                                           ---------------
                               TOTAL COMMERCIAL SERVICES & SUPPLIES                        $       177,200
                                                                                           ---------------
                               TRANSPORTATION - 1.0%
                               TRUCKING - 1.0%
        6,000                  United Parcel Service                                       $       382,200
                                                                                           ---------------
                               TOTAL TRANSPORTATION                                        $       382,200
                                                                                           ---------------
                               CONSUMER DURABLES & APPAREL - 0.5%
                               LEISURE PRODUCTS - 0.5%
        5,100                  Harley -Davidson, Inc.                                      $       203,286
                                                                                           ---------------
                               TOTAL CONSUMER DURABLES & APPAREL                           $       203,286
                                                                                           ---------------
                               MEDIA - 2.0%
                               BROADCASTING & CABLE TV - 0.7%
        9,300                  Comcast Corp. (Special)*                                    $       268,119
                                                                                           ---------------
                               MOVIES & ENTERTAINMENT - 0.9%
        8,140                  Viacom, Inc. (Class B Non-voting)*                          $       355,392
                                                                                           ---------------
                               PUBLISHING - 0.4%
        3,000                  McGraw-Hill Co., Inc.                                       $       186,000
                                                                                           ---------------
                               TOTAL MEDIA                                                 $       809,511
                                                                                           ---------------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                                               VALUE
                               RETAILING - 3.2%
                               GENERAL MERCHANDISE STORES - 3.2%
       32,900                  Family Dollar Stores, Inc.                                  $     1,255,135
                                                                                           ---------------
                               TOTAL RETAILING                                             $     1,255,135
                                                                                           ---------------
                               FOOD & DRUG RETAILING - 6.6%
                               DRUG RETAIL - 0.6%
        8,000                  CVS Corp.                                                   $       224,240
                                                                                           ---------------
                               FOOD DISTRIBUTORS - 1.9%
       12,000                  Cardinal Health, Inc.                                       $       771,600
                                                                                           ---------------
                               FOOD RETAIL - 2.8%
       19,600                  Wm. Wrigley Jr. Co.                                         $     1,102,108
                                                                                           ---------------
                               HYPERMARKETS & SUPERCENTERS - 1.3%
       10,000                  Wal-Mart Stores, Inc.                                       $       536,700
                                                                                           ---------------
                               TOTAL FOOD & DRUG RETAILING                                 $     2,634,648
                                                                                           ---------------
                               FOOD, BEVERAGE & TOBACCO - 5.0%
                               DISTILLERS & VINTNERS - 3.0%
       23,100                  Anheuser-Busch Companies, Inc.                              $     1,179,255
                                                                                           ---------------
                               SOFT DRINKS - 2.0%
       12,300                  The Coca-Cola Co.                                           $       570,843
        5,600                  PepsiCo, Inc.                                                       249,200
                                                                                           ---------------
                                                                                           $       820,043
                                                                                           ---------------
                               TOTAL FOOD, BEVERAGE & TOBACCO                              $     1,999,298
                                                                                           ---------------
                               HOUSEHOLD & PERSONAL PRODUCTS - 6.4%
                               HOUSEHOLD PRODUCTS - 1.6%
       19,100                  Estee Lauder Co.                                            $       640,423
                                                                                           ---------------
                               PERSONAL PRODUCTS - 4.8%
       34,900                  Gillette Co.                                                $     1,111,914
       15,600                  Kimberly-Clark Corp.                                                813,384
                                                                                           ---------------
                                                                                           $     1,925,298
                                                                                           ---------------
                               TOTAL HOUSEHOLD & PERSONAL PRODUCTS                         $     2,565,721
                                                                                           ---------------
                               HEALTH CARE EQUIPMENT & SERVICES - 2.8%
                               HEALTH CARE DISTRIBUTORS - 2.8%
       24,900                  Wyeth, Inc.                                                 $     1,134,195
                                                                                           ---------------
                               TOTAL HEALTH CARE EQUIPMENT & SERVICES                      $     1,134,195
                                                                                           ---------------
                               PHARMACEUTICALS & BIOTECHNOLOGY - 5.2%
                               BIOTECHNOLOGY - 0.5%
        2,716                  Amgen, Inc.*                                                $       181,918
                                                                                           ---------------
                               PHARMACEUTICALS - 4.7%
        6,400                  Merck & Co., Inc.                                           $       387,520
       44,088                  Pfizer, Inc.                                                      1,505,605
                                                                                           ---------------
                                                                                           $     1,893,125
                                                                                           ---------------
                               TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                       $     2,075,043
                                                                                           ---------------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                                               VALUE
                               DIVERSIFIED FINANCIALS - 1.3%
                               CONSUMER FINANCE - 1.3%
       12,000                  American Express Co.                                        $       501,720
                                                                                           ---------------
                               TOTAL DIVERSIFIED FINANCIALS                                $       501,720
                                                                                           ---------------
                               INSURANCE - 6.1%
                               PROPERTY & CASUALTY INSURANCE - 6.1%
          515                  Berkshire Hathaway Inc. (Class B)*                          $     1,251,450
       16,100                  Progressive Corp.*                                                1,176,910
                                                                                           ---------------
                               TOTAL INSURANCE                                             $     2,428,360
                                                                                           ---------------
                               SOFTWARE & SERVICES - 6.3%
                               APPLICATION SOFTWARE - 3.8%
       24,900                  Microsoft Corp.                                             $       637,689
       20,400                  Symantec Corp.*                                                     894,744
                                                                                           ---------------
                                                                                           $     1,532,433
                                                                                           ---------------
                               DATA PROCESSING & OUTSOURCED SERVICES - 2.5%
       23,600                  First Data Corp.                                            $       977,984
                                                                                           ---------------
                               TOTAL SOFTWARE & SERVICES                                   $     2,510,417
                                                                                           ---------------
                               TECHNOLOGY HARDWARE & EQUIPMENT - 2.4%
                               COMPUTER HARDWARE - 2.4%
       45,122                  Hewlett-Packard Co.                                         $       961,099
                                                                                           ---------------
                               TOTAL TECHNOLOGY HARDWARE & EQUIPMENT                       $       961,099
                                                                                           ---------------
                               SEMICONDUCTORS - 0.6%
       11,800                  Intel Corp.                                                 $       245,251
                                                                                           ---------------
                               TOTAL SEMICONDUCTORS                                        $       245,251
                                                                                           ---------------
                               TOTAL COMMON STOCKS
                               (Cost $23,177,132)                                          $    24,827,818
                                                                                           ---------------

    PRINCIPAL   S&P/MOODY'S
       AMOUNT   RATINGS
                               CORPORATE BONDS - 22.3%
                               MISCELLANEOUS - 0.3%
$     100,000   BBB-/Baa2      Capital One Bank, 4.875%, 5/15/08                           $       102,051
                                                                                           ---------------
                               TOTAL MISCELLANEOUS                                         $       102,051
                                                                                           ---------------
                               ENERGY - 1.7%
                               INTEGRATED OIL & GAS - 0.7%
       30,000   BBB/Baa2       Occidental Petroleum, 7.65%, 2/15/06                        $        33,897
       40,000   BBB/Baa2       Occidental Petroleum, 6.75%, 1/15/12                                 47,567
      125,000   BBB+/Baa1      Marthon Oil Corp., 6.125%, 3/15/12                                  140,153
       40,000   A-/A3          Philips Petroleum Co., 8.75%, 5/25/10                                52,062
                                                                                           ---------------
                                                                                           $       273,679
                                                                                           ---------------
                               OIL & GAS EQUIPMENT AND SERVICES - 0.3%
      100,000   BBB/Baa3       Seacor Smit Inc., 5.875%, 10/1/12                           $       107,244
                                                                                           ---------------
                               OIL & GAS REFINING, MARKETING & TRANSPORTATION - 0.7%
      250,000   BBB/Baa2       Valero Energy Corp., 6.875%, 4/15/12                        $       283,393
                                                                                           ---------------
                               TOTAL ENERGY                                                $       664,316
                                                                                           ---------------

   The accompanying notes are an integral part of these financial statements.

    PRINCIPAL   S&P/MOODY'S
       AMOUNT   RATINGS                                                                              VALUE
                               MATERIALS - 1.7%
                               ALUMINUM - 0.2%
$      60,000   A+/A1          Aloca Inc., 7.375%, 8/1/10                                  $        72,694
                                                                                           ---------------
                               DIVERSIFIED METALS & MINING - 0.4%
      125,000   BBB-/Baa3      Inco Ltd., 7.2%, 9/15/32                                    $       137,770
                                                                                           ---------------
                               METAL & GLASS CONTAINERS - 0.1%
       40,000   BBB-/Baa3      Tenneco Packaging, 8.125%, 6/15/17                          $        51,614
                                                                                           ---------------
                               PAPER PRODUCTS - 0.5%
      200,000   BBB-/Baa3      Abitibi-Consolidated, Inc., 6.95%, 4/1/08                   $       210,496
                                                                                           ---------------
                               SPECIALTY CHEMICALS - 0.5%
      100,000   BBB-/Baa3      Polyone Corp., 8.875%, 5/1/12                               $        89,000
      100,000   BBB+/BAA1      Ferro Corp., 9.125%, 1/1/09                                         117,469
                                                                                           ---------------
                                                                                           $       206,469
                                                                                           ---------------
                               TOTAL MATERIALS                                             $       679,043
                                                                                           ---------------
                               CAPITAL GOODS - 1.1%
                               AEROSPACE & DEFENSE - 0.1%
       25,000   B/B3           K&F Industries, 9.625%, 12/15/10                            $        27,750
                                                                                           ---------------
                               ELECTRICAL COMPONENTS & EQUIPMENT - 0.2%
       75,000   BBB-/Ba1       Thomas & Betts, 7.25%, 6/1/13                               $        75,000
                                                                                           ---------------
                               INDUSTRIAL CONGLOMERATES - 0.2%
       55,000   AAA/Aaa        General Electric Capital Corp., 6.125%, 2/22/11             $        62,716
       30,000   AAA/Aaa        General Electric Capital Corp., 6.75%, 3/15/32                       35,087
                                                                                           ---------------
                                                                                           $        97,803
                                                                                           ---------------
                               INDUSTRIAL MACHINERY - 0.6%
       60,000   A+/A2          Caterpillar Inc., 7.25%, 9/15/09                            $        73,100
      150,000   BBB-/Baa3      Timken Co., 5.75%, 2/15/10                                          157,921
                                                                                           ---------------
                                                                                           $       231,021
                                                                                           ---------------
                               TOTAL CAPITAL GOODS                                         $       431,574
                                                                                           ---------------
                               COMMERCIAL SERVICES & SUPPLIES - 0.4%
                               ENVIRONMENTAL SERVICES - 0.4%
      150,000   BB/BA3         Allied Waste, 8.875%, 1/1/09                                $       156,938
                                                                                           ---------------
                               TOTAL COMMERCIAL SERVICES & SUPPLIES                        $       156,938
                                                                                           ---------------
                               AUTOMOBILES & COMPONENTS - 1.6%
                               AUTOMOBILE MANUFACTURERS - 1.6%
      400,000   BBB/A3         General Motors Acceptance Corp., 7.2%, 1/15/11              $       403,170
      175,000   BBB+/A2        Ford Motor Credit Co., 5.8%, 1/12/09                                173,925
       50,000   BBB+/A2        Ford Motor Credit Co., 9.14%, 12/30/14                               53,168
                                                                                           ---------------
                               TOTAL AUTOMOBILES & COMPONENTS                              $       630,263
                                                                                           ---------------
                               HOTELS, RESTAURANTS & LEISURE - 1.5%
                               CASINOS & GAMING - 0.3%
       25,000   B+/B1          Turning Stone, 9.125%, 12/15/10                             $        26,656
       75,000   BBB-/Ba1       Park Place Entertainment, 7.0%, 4/15/13 (144A)                       80,250
                                                                                           ---------------
                                                                                           $       106,906
                                                                                           ---------------

   The accompanying notes are an integral part of these financial statements.

    PRINCIPAL   S&P/MOODY'S
       AMOUNT   RATINGS                                                                              VALUE
                               HOTELS, RESORTS & CRUISE LINES - 1.2%
$     200,000   BBB-/Ba1       Hilton Hotels, 7.625%, 12/1/12                              $       219,000
      250,000   BBB-/Ba1       Starwood Hotels & Resorts, 7.875%, 5/1/12                           273,750
                                                                                           ---------------
                                                                                           $       492,750
                                                                                           ---------------
                               TOTAL HOTELS, RESTAURANTS & LEISURE                         $       599,656
                                                                                           ---------------
                               MEDIA - 3.1%
                               BROADCASTING & CABLE TV - 1.7%
      250,000   BBB/Baa3       Comcast Cable Corp., 7.125%, 6/15/13                        $       292,094
      100,000   BB+/Ba1        British Sky Broadcasting, 8.2%, 7/15/09                             118,500
      240,000   BBB            Cox Communications, 7.125%, 10/1/12                                 286,592
                                                                                           ---------------
                                                                                           $       697,186
                                                                                           ---------------
                               MOVIES & ENTERTAINMENT - 0.9%
      300,000   BBB+/Baa1      AOL Time Warner, Inc., 6.875%, 5/1/12                       $       342,485
                                                                                           ---------------
                               PUBLISHING - 0.5%
      170,000   BBB-/Baa3      News America Inc., 7.3%, 4/30/28                            $       193,044
                                                                                           ---------------
                               TOTAL MEDIA                                                 $     1,232,715
                                                                                           ---------------
                               RETAILING - 0.3%
                               DEPARTMENT STORES - 0.2%
      100,000   BBB-/Ba3       J.C. Penney, Inc., 8.0%, 3/1/10                             $       104,750
                                                                                           ---------------
                               SPECIALTY STORES - 0.1%
       25,000   BBB-/Baa3      Toys "R" Us, Inc., 7.875%, 4/15/13                          $        26,893
                                                                                           ---------------
                               TOTAL RETAILING                                             $       131,643
                                                                                           ---------------
                               HEALTH CARE EQUIPMENT & SERVICES - 1.3%
                               HEALTH CARE DISTRIBUTORS - 0.3%
      100,000   BB-/B2         Biovail Corp., 7.875%, 4/1/10                               $       106,000
                                                                                           ---------------
                               HEALTH CARE EQUIPMENT - 0.3%
      100,000   BBB/Baa3       Beckman Industries, Inc., 7.45%, 3/4/08                     $       117,959
                                                                                           ---------------
                               HEALTH CARE FACILITIES - 0.5%
      200,000   BBB-/Ba1       HCA Inc., 6.3%, 10/1/12                                     $       204,472
                                                                                           ---------------
                               HEALTH CARE SUPPLIES - 0.2%
      100,000   BBB-/Ba1       Bausch & Lomb, 7.125%, 8/1/28                               $        95,875
                                                                                           ---------------
                               TOTAL HEALTH CARE EQUIPMENT & SERVICES                      $       524,306
                                                                                           ---------------
                               PHARMACEUTICALS & BIOTECHNOLOGY - 0.1%
                               PHARMACEUTICALS - 0.1%
       40,000   AA-/A1         Pharmacia Corp., 6.6%, 12/1/28                              $        48,556
                                                                                           ---------------
                               TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                       $        48,556
                                                                                           ---------------
                               BANKS - 0.6%
                               BANKS - 0.2%
       50,000   A/A1           First Union National Bank, 7.8%, 8/18/10                    $        62,038
                                                                                           ---------------
                               DIVERSIFIED BANKS - 0.2%
       75,000   A+/Aa2         National Westminster, 7.375%, 10/1/09                       $        91,970
                                                                                           ---------------
                               THRIFTS & MORTGAGE FINANCE - 0.2%
      100,000   BBB-/Baa3      Sovereign Bank, 5.125%, 3/15/13                             $       103,273
                                                                                           ---------------
                               TOTAL BANKS                                                 $       257,281
                                                                                           ---------------

   The accompanying notes are an integral part of these financial statements.

    PRINCIPAL   S&P/MOODY'S
       AMOUNT   RATINGS                                                                              VALUE
                               DIVERSIFIED FINANCIALS - 2.7%
                               CONSUMER FINANCE - 1.7%
$       5,000   BBB-/Baa2      Capital One Bank, 6.875%, 2/1/06                            $         5,365
      400,000   A-/A2          Household Financial, 6.5%, 11/15/08                                 459,932
      200,000   BBB+/Baa1      MBNA America Bank NA, 5.375%, 1/15/08                               216,232
                                                                                           ---------------
                                                                                           $       681,529
                                                                                           ---------------
                               DIVERSIFIED FINANCIAL SERVICES - 0.7%
      100,000   A-Baa3         Brascan Corp., 5.75%, 3/1/10                                $       106,438
      100,000   BBB-/Baa2      PF Export REC, 6.436%, 6/ 1/15 (144A)                               101,250
       50,000   BBB/Baa1       Norfolk Southern Corp., 7.35%, 5/15/07                               58,262
                                                                                           ---------------
                                                                                           $       265,950
                                                                                           ---------------
                               SPECIALIZED FINANCE - 0.3%
      100,000   B/B2           MDP Acquistitions, 9.625%, 10/1/12                          $       110,500
                                                                                           ---------------
                               TOTAL DIVERSIFIED FINANCIALS                                $     1,057,979
                                                                                           ---------------
                               INSURANCE - 0.6%
                               LIFE & HEALTH INSURANCE - 0.2%
      100,000   BBB/Baa3       Provident Co., 7.0%, 7/15/18                                $       100,000
                                                                                           ---------------
                               PROPERTY & CASUALTY INSURANCE - 0.4%
      150,000   BBB+/Baa2      Berkely, 5.875%, 2/15/13                                    $       159,530
                                                                                           ---------------
                               TOTAL INSURANCE                                             $       259,530
                                                                                           ---------------
                               REAL ESTATE - 1.1%
                               REAL ESTATE INVESTMENT TRUSTS - 1.1%
      150,000   BBB-/Baa3      Hospitality Properties Trust, 6.75%, 2/15/13                $       159,078
      175,000   BBB-/Ba1       Health Care REIT, Inc., 7.5%, 8/15/07                               186,984
      100,000   BBB-/Baa3      Colonial Realty LP, 6.15%, 4/15/13                                  105,866
                                                                                           ---------------
                               TOTAL REAL ESTATE                                           $       451,928
                                                                                           ---------------
                               TECHNOLOGY HARDWARE & EQUIPMENT - 1.6%
                               COMMUNICATIONS EQUIPMENT - 0.4%
      150,000   BB+/Ba3        Rogers Wireless, 9.625%, 5/1/11                             $       172,500
                                                                                           ---------------
                               COMPUTER HARDWARE - 1.0%
      250,000   BBB-/Baa3      NCR Corp., 7.125%, 6/15/09                                  $       274,627
      100,000   BB+/Ba1        Unisys Corp., 6.875%, 3/15/10                                       104,000
                                                                                           ---------------
                                                                                           $       378,627
                                                                                           ---------------
                               TECHNOLOGY DISTRIBUTORS - 0.2%
      100,000   BBB-/Baa3      Arrow Electronic Inc., 6.875%, 7/1/13                       $        99,038
                                                                                           ---------------
                               TOTAL TECHNOLOGY HARDWARE & EQUIPMENT                       $       650,165
                                                                                           ---------------
                               TELECOMMUNICATION SERVICES - 0.2%
                               INTEGRATED TELECOMMUNICATION SERVICES - 0.2%
       55,000   A+/A2          Verizon Global, 7.75%, 12/1/30                              $        69,656
                                                                                           ---------------
                               TOTAL TELECOMMUNICATION SERVICES                            $        69,656
                                                                                           ---------------

   The accompanying notes are an integral part of these financial statements.

    PRINCIPAL   S&P/MOODY'S
       AMOUNT   RATINGS                                                                              VALUE
                               UTILITIES - 2.3%
                               ELECTRIC UTILITIES - 2.3%
$     100,000   BBB+/Baa1      Constellation Energy, 7.0%, 4/1/12                          $       116,483
      175,000   BB/Ba2         CMS Panhandle, 6.5%, 7/15/09                                        193,375
      250,000   BBB+/Baa1      Dominion Resources, 5.125%, 12/15/09                                269,453
       50,000   BBB-/Baa2      First Energy Corp., 7.38%, 11/15/31                                  56,002
      250,000   BBB+/Baa1      Oncor Electric Delivery, 6.375%, 1/15/15 (144A)                     283,606
                                                                                           ---------------
                               TOTAL UTILITIES                                             $       918,919
                                                                                           ---------------
                               TOTAL CORPORATE BONDS
                               (Cost $8,223,498)                                           $     8,866,519
                                                                                           ---------------
                               U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 15.0%
                               GOVERNMENT - 15.0%
    1,931,663   NA/Aaa         Federal Home Loan Mortgage Corp., 6.0%, 1/1/33              $     2,002,825
       80,574   NA/Aaa         Federal Home Loan Mortgage Corp., 6.5%, 5/1/09                       85,183
      361,419   NA/Aaa         Federal National Mortgage Association, 5.5%, 2/1/17                 375,491
      110,000   NA/Aaa         Federal National Mortgage Association, 6.125%, 3/15/12              129,728
      175,835   NA/Aaa         Federal National Mortgage Association, 6.5%, 10/1/32                183,366
       31,278   NA/Aaa         Federal National Mortgage Association, 6.5%, 10/1/32                 32,618
      151,288   NA/Aaa         Federal National Mortgage Association, 6.5%, 4/1/29                 159,716
      312,204   NA/Aaa         Federal National Mortgage Association, 6.5%, 7/1/32                 325,575
       51,326   NA/Aaa         Federal National Mortgage Association, 6.5%, 8/1/13                  54,189
      103,788   NA/Aaa         Federal National Mortgage Association, 6.5%, 9/1/32                 109,660
       72,337   NA/Aaa         Federal National Mortgage Association, 6.5%, 8/1/14                  76,354
       10,000   AAA/Aaa        Federal National Mortgage Association, 7.125%, 6/15/10               12,361
      150,000   AAA/Aaa        Freddie Mac, 5.75%, 1/15/12                                         172,585
       78,200   AAA/Aaa        Government National Mortgage Association II, 7.5%, 9/2/29            82,644
      175,482   AAA/Aaa        Government National Mortgage Association, 6.5%, 10/15/28            184,538
      498,657   AAA/Aaa        Government National Mortgage Association, 6.5%, 2/15/29             524,255
       45,000   AAA/Aaa        TSY INFL IX Notes, 3.375%, 1/15/07                                   56,209
      470,000   AAA/Aaa        U.S Treasury Notes, 4.0%, 11/15/12                                  489,075
      500,000   AAA/Aaa        U.S. Treasury Notes, 5.625%, 5/15/08                                573,203
      300,000   AAA/Aaa        US Treasury Notes, 4.75%, 11/15/08                                  332,566
                                                                                           ---------------
                                                                                           $     5,962,141
                                                                                           ---------------
                               TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                               (Cost $5,779,677)                                           $     5,962,141
                                                                                           ---------------
                               FOREIGN GOVERNMENT BONDS - 0.4%
      150,000                  Republic of Chile, 5.5%, 1/15/13                            $       158,700
                                                                                           ---------------
                               TOTAL FOREIGN GOVERNMENT BONDS
                               (Cost $150,000)                                             $       158,700
                                                                                           ---------------
                               TOTAL INVESTMENT IN SECURITIES - 100.0%
                               (Cost $37,330,306)                                          $    39,815,178
                                                                                           ===============

*     Non-income producing security
144A Sescurity is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2003, the value of these securities amounted to $465,106 or 1.1% of total net assets.

   The accompanying notes are an integral part of these financial statements.

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/03 (UNAUDITED)

    PRINCIPAL   S&P/MOODY'S
       AMOUNT   RATINGS                                                                              VALUE
                               CONVERTIBLE PREFERRED STOCKS - 3.3%
                               CAPITAL GOODS - 2.3%
                               CONSTRUCTION & FARM MACHINERY & HIGHWAY TRUCKS - 2.3%
$      25,000   B+/Ba2         Cummins Capital Trust I, 7.0%, 6/15/31                      $     1,325,000
                                                                                           ---------------
                               TOTAL AUTOMOBILE & COMPONENTS                               $     1,325,000
                                                                                           ---------------
                               DIVERSIFIED FINANCIALS - 1.0%
       15,000   B/B2           Nuevo Energy, 5.75%, 12/15/26                               $       562,500
                                                                                           ---------------
                               TOTAL DIVERSIFIED FINANCIALS                                $       562,500
                                                                                           ---------------
                               TOTAL CONVERTIBLE PREFERRED STOCKS
                               (Cost $1,705,317)                                           $     1,887,500
                                                                                           ---------------
                               CONVERTIBLE CORPORATE BONDS - 50.6%
                               ENERGY - 1.4%
                               OIL & GAS DRILLING - 0.6%
$     300,000   BB/Ba2         Pride International Inc., 3.25%, 5/1/33 (144A)              $       328,500
                                                                                           ---------------
                               OIL & GAS EXPLORATION & PRODUCTION - 0.8%
      500,000   A+/A1          Schlumberg Ltd., 2.125%, 6/1/23                             $       481,875
                                                                                           ---------------
                               TOTAL ENERGY                                                $       810,375
                                                                                           ---------------
                               MATERIALS - 3.9%
                               DIVERSIFIED METALS & MINING - 3.0%
      900,000   BB+/Ba1        Freeport McMoRan Copper & Gold, Inc., 8.25%, 1/31/06        $     1,598,625
      100,000   B-/NR          Inco Ltd., 3.5%, 3/14/52                                            104,000
                                                                                           ---------------
                                                                                           $     1,702,625
                                                                                           ---------------
                               SPECIALTY CHEMICALS - 0.9%
    1,000,000   BBB/Baa3       RPM International Inc., 1.389%, 5/13/33 (144A)              $       526,250
                                                                                           ---------------
                               TOTAL MATERIALS                                             $     2,228,875
                                                                                           ---------------
                               CAPITAL GOODS - 5.6%
                               AEROSPACE & DEFENSE - 0.7%
      400,000   NR/NR          EDO Corp., 5.25%, 4/15/07                                   $       402,000
                                                                                           ---------------
                               ELETRICAL COMPONENTS & EQUIPMENT - 2.0%
    1,300,000   B+/Ba3         SCI Systems Inc., 3.0%, 3/15/07                             $     1,140,750
                                                                                           ---------------
                               INDUSTRIAL CONGLOMERATES - 2.0%
    1,100,000   BB+/Ba2        Corning Inc., 3.5%, 11/1/08                                 $     1,181,125
                                                                                           ---------------
                               INDUSTRIAL MACHINERY - 0.9%
      500,000   B/NR           Lennox International, 6.25%, 6/1/09                         $       543,750
                                                                                           ---------------
                               TOTAL CAPITAL GOODS                                         $     3,267,625
                                                                                           ---------------
                               COMMERCIAL SERVICES & SUPPLIES - 1.8%
                               DATA PROCESSING SERVICES - 1.8%
    1,000,000   NR/NR          Checkfree Holdings Corp., 6.5%, 12/1/06                     $     1,017,500
                                                                                           ---------------
                               TOTAL COMMERCIAL SERVICES & SUPPLIES                        $     1,017,500
                                                                                           ---------------
                               HEALTH CARE EQUIPMENT & SERVICES - 0.7%
      400,000   B-/B3          Community Health Systems, 4.25%, 10/15/08                   $       399,500
                                                                                           ---------------
                               TOTAL HEALTH CARE EQUIPMENT & SERVICES                      $       399,500
                                                                                           ---------------

   The accompanying notes are an integral part of these financial statements.

    PRINCIPAL   S&P/MOODY'S
       AMOUNT   RATINGS                                                                              VALUE
                               PHARMACEUTICALS & BIOTECHNOLOGY - 19.5%
                               BIOTECHNOLOGY - 9.7%
$   1,600,000   NR/NR          Affymetrix Inc., 4.75%, 2/15/07                             $     1,446,000
      500,000   NR/NR          Affymetrix Inc., 5.0%, 10/1/06                                      497,500
      700,000   NR/NR          CV Therapeutics, 4.75%, 3/7/07                                      661,500
      900,000   NR/NR          Enzon Inc., 4.5%, 7/1/08                                            738,000
      400,000   B-/NR          FEI Co., 5.5%, 8/15/08                                              397,500
      700,000   CCC/NR         Human Genome Sciences, 3.75%, 3/15/07                               577,500
    1,400,000   NR/NR          Invitrogen Corp., 2.25%, 12/15/06                                 1,295,000
                                                                                           ---------------
                                                                                           $     5,613,000
                                                                                           ---------------
                               PHARMACEUTICALS - 9.8%
      100,000   B+/B3          Alpharma Inc., 5.75%, 4/1/05                                $       104,125
    1,100,000   B/Caal         Alpharma Inc., 3.0%, 6/1/06                                       1,285,625
      300,000   NR/NR          Cubist Pharmaceuticals, 5.5%, 11/1/08                               225,000
    2,000,000   NR/NR          Ivax Corp., 4.5%, 5/15/08                                         1,940,000
      300,000   NR/NR          Ligand Pharmaceuticals, 6.0%, 11/16/07                              690,750
    1,150,000   CCC+/NR        Sepracor Inc., 5.0%, 2/15/07                                      1,014,875
      500,000   NR/NR          Vertex Pharmaceutical Inc., 5.0%, 9/19/07                           418,125
                                                                                           ---------------
                                                                                           $     5,678,500
                                                                                           ---------------
                               TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                       $    11,291,500
                                                                                           ---------------
                               INSURANCE - 0.3%
                               PROPERTY & CASUALTY INSURANCE - 0.3%
      200,000   BB/Baa3        Ohio Casualty Corp., 5.0%, 3/19/22                          $       200,750
                                                                                           ---------------
                               TOTAL INSURANCE                                             $       200,750
                                                                                           ---------------
                               SOFTWARE & SERVICES - 1.5%
                               APPLICATION SOFTWARE - 1.5%
      200,000   NR/NR          Mentor Graphics, 6.875%, 6/15/07                            $       221,000
      670,000   NR/NR          Mercury Interactive Corp., 0.0%, 5/1/08 (144A)                      667,488
                                                                                           ---------------
                               TOTAL SOFTWARE & SERVICES                                   $       888,488
                                                                                           ---------------
                               TECHNOLOGY HARDWARE & EQUIPMENT -15.9%
                               COMMUNICATIONS EQUIPMENT - 1.7%
    1,000,000   B-/NR          Adaptec Inc., 3.0%, 3/5/07 (144A)                           $       962,500
                                                                                           ---------------
                               COMPUTER STORAGE & PERIPHERALS - 2.6%
      200,000   NR/NR          Eletronics For Imaging, 1.5%, 6/1/23                        $       206,250
      700,000   NR/B2          Maxtor Corp., 6.8%, 4/30/10 (144A)                                  805,000
      500,000   B+/B2          Quantum Corp., 7.0%, 8/1/04                                         503,750
                                                                                           ---------------
                                                                                           $     1,515,000
                                                                                           ---------------
                               ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.3%
      300,000   NR/NR          Flir Systems, 3.0%, 6/1/23 (144A)                           $       304,500
      500,000   NR/NR          Veeco Intruments, 4.125%, 12/21/08                                  457,500
                                                                                           ---------------
                                                                                           $       762,000
                                                                                           ---------------
                               SEMICONDUCTOR EQUIPMENT - 4.9%
      700,000   B-/NR          Advanced Energy Industries, Inc., 5.25%, 11/15/06           $       630,000
      200,000   NR/NR          Axcelis Technologies, 4.25%, 1/15/07                                177,250
      700,000   NR/NR          Brooks Automation, Inc., 4.75%, 6/1/08                              591,500
      200,000   B-/NR          Cymer Inc., 3.5%, 2/15/09                                           201,500
    1,900,000   NR/NR          Emcore Corp., 5.0%, 5/15/06                                       1,230,250
                                                                                           ---------------
                                                                                           $     2,830,500
                                                                                           ---------------

   The accompanying notes are an integral part of these financial statements.

    PRINCIPAL   S&P/MOODY'S
       AMOUNT   RATINGS                                                                              VALUE
                               SEMICONDUCTORS - 5.4%
$   1,825,000   CCC+/NR        Conexant Systems Inc., 4.0%, 2/1/07                         $     1,432,625
       49,000   B-/B3          Cypress Semiconductor, 3.75%, 7/1/05                                 49,061
      300,000   B/B2           International Rectifier Corp., 4.25%, 7/15/07                       292,125
      400,000   B-/NR          Nvidia Corp., 4.75%, 10/15/07                                       397,000
    1,155,000   NR/NR          Triquint Semiconductor, 4.0%, 3/1/07                                955,763
                                                                                           ---------------
                                                                                           $     3,126,574
                                                                                           ---------------
                               TOTAL TECHNOLOGY HARDWARE & EQUIPMENT                       $     9,196,574
                                                                                           ---------------
                               TOTAL CONVERTIBLE CORPORATE BONDS
                               (Cost $26,180,148)                                          $    29,301,187
                                                                                           ---------------
                               CORPORATE BONDS - 43.2%
                               ENERGY - 2.7%
                               OIL & GAS EQUIPMENT & SERVICES - 0.9%
      200,000   BB-/Ba3        Grant Prideco Escrow, 9.0%, 12/15/09                        $       222,000
      235,000   BB/Ba2         Key Energy, 6.375%, 5/1/13                                          238,525
      100,000   B+/B3          Transmontaigne, 9.125%, 6/1/10 (144A)                               105,375
                                                                                           ---------------
                                                                                           $       565,900
                                                                                           ---------------
                               OIL & GAS EXPLORATION & PRODUCTION - 0.2%
      100,000   B/B2           Nuevo Energy Co., 9.375%, 10/1/10                           $       107,750
                                                                                           ---------------
                               OIL & GAS REFINING, MARKETING & TRANSPORTATION - 1.6%
      500,000   B/B3           Tesoro Escrow Co., 9.625%, 4/1/12                           $       457,500
      500,000   B/B3           Tesoro Petroleum Corp., 9.625%, 11/1/08                             462,500
                                                                                           ---------------
                                                                                           $       920,000
                                                                                           ---------------
                               TOTAL ENERGY                                                $     1,593,650
                                                                                           ---------------
                               MATERIALS - 9.4%
                               CONSTRUCTION MATERIALS - 1.0%
      525,000   BB-/B1         Texas Industries Inc., 10.25%, 6/15/11                      $       548,625
                                                                                           ---------------
                               METAL & GLASS CONTAINERS - 4.8%
      586,000   BB/Ba3         Ball Corp., 6.875%, 12/15/12                                $       621,160
    2,000,000   B+/B1          Crown Holdings, 9.5%, 3/1/11 (144A)                               2,160,000
                                                                                           ---------------
                                                                                           $     2,781,160
                                                                                           ---------------
                               PAPER PACKAGING - 1.0%
      600,000   B+/B2          Fibermark Inc., 10.75%, 4/15/11                             $       600,000
                                                                                           ---------------
                               SPECIALTY CHEMICALS - 2.6%
    1,000,000   BB+/Ba2        Nova Chemical Corp., 7.4%, 4/1/09                           $     1,065,000
      500,000   BB-/B2         Polyone Corp., 8.875%, 5/1/12                                       445,000
                                                                                           ---------------
                                                                                           $     1,510,000
                                                                                           ---------------
                               TOTAL MATERIALS                                             $     5,439,785
                                                                                           ---------------
                               CAPITAL GOODS - 7.0%
                               BUILDING PRODUCTS - 1.5%
      850,000   B/B2           NCI Building Systems, Inc., 9.25%, 5/1/09                   $       909,500
                                                                                           ---------------
                               ELECTRICAL COMPONENT & EQUIPMENT - 1.0%
      500,000   BB-/Ba2        Sanmina Corp., 10.375%, 1/15/10                             $       557,500
                                                                                           ---------------

   The accompanying notes are an integral part of these financial statements.

    PRINCIPAL   S&P/MOODY'S
       AMOUNT   RATINGS                                                                              VALUE
                               INDUSTRIAL MACHINERY - 4.5%
$     700,000   B+/B2          Intermet Corp. 9.75%, 6/15/09                               $       672,000
      900,000   B+/B2          JLG Industries Inc., 8.375%, 6/15/12                                819,000
      500,000   B+/B2          Manitowoc Company Inc., 10.5%, 8/1/12                               555,000
      517,000   BB+/Ba3        SPX Corp., 7.5%, 1/1/13                                             559,653
                                                                                           ---------------
                                                                                           $     2,605,653
                                                                                           ---------------
                               TOTAL CAPITAL GOODS                                         $     4,072,653
                                                                                           ---------------
                               COMMERCIAL SERVICES & SUPPLIES - 2.2%
                               DIVERSIFIED COMMERCIAL SERVICES - 2.2%
    1,400,000   B-/B3          Wesco Distribution Inc., 9.125%, 6/1/08                     $     1,305,500
                                                                                           ---------------
                               TOTAL COMMERCIAL SERVICES & SUPPLIES                        $     1,305,500
                                                                                           ---------------
                               TRANSPORTATION - 1.0%
                               AIR FREIGHT & COURIERS - 1.0%
      500,000   BB-/Ba3        Petroleum Helicopters, 9.375%, 5/1/09                       $       560,625
                                                                                           ---------------
                               TOTAL TRANSPORTATION                                        $       560,625
                                                                                           ---------------
                               AUTOMOBILES & COMPONENTS - 1.6%
                               AUTO PARTS & EQUIPMENT - 1.6%
      500,000   BB+/Ba2        Cummins Capital Trust I, 7.125%, 3/1/28                     $       447,500
      500,000   B/B1           RJ Tower Corp., 12.0%, 6/1/13                                       480,000
                                                                                           ---------------
                               TOTAL AUTOMOBILES & COMPONENTS                              $       927,500
                                                                                           ---------------
                               CONSUMER DURABLES & APPAREL - 0.8%
                               HOMEBUILDING - 0.8%
      400,000   BB/Ba2         Beazer Homes USA, 8.375%, 4/15/12                           $       443,000
                                                                                           ---------------
                               TOTAL CONSUMER DURABLES & APPAREL                           $       443,000
                                                                                           ---------------
                               MEDIA - 3.6%
                               ADVERTISING - 3.6%
    2,000,000   BB+/Baa3       Interpublic Group Inc., 7.875%, 10/15/05                    $     2,110,000
                                                                                           ---------------
                               TOTAL MEDIA                                                 $     2,110,000
                                                                                           ---------------
                               RETAILING - 2.3%
                               DEPARTMENT STORES - 2.3%
    1,500,000   BB+/Ba3        J.C. Penney Co. Inc., 7.625%, 3/1/97                        $     1,342,500
                                                                                           ---------------
                               TOTAL RETAILING                                             $     1,342,500
                                                                                           ---------------
                               PHARMACEUTICALS & BIOTECHNOLOGY - 0.4%
                               PHARMACEUTICALS - 0.4%
      204,000   B/Caa1         Alpharma Inc., 8.625%, 5/1/11 (144A)                        $       214,200
                                                                                           ---------------
                               TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                       $       214,200
                                                                                           ---------------
                               REAL ESTATE - 8.6%
                               REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.0%
      510,000   B+/Ba3         LNR Property Corp., 5.5%, 3/1/23                            $       578,213
                                                                                           ---------------
                               REAL ESTATE INVESTMENT TRUSTS - 7.6%
      750,000   B-/B3          BF Saul Real Estate Investment Trust, 9.75%, 4/1/08         $       750,000
    1,300,000   B-/Ba3         Crescent Real Estate, 9.25%, 4/15/09                              1,401,790
      750,000   BB-/Ba3        Forest City Enterprises, 7.625%, 6/1/15                             786,506
    1,500,000   B-/B2          Meristar Hospitality, 9.12%, 1/15/11                              1,470,000
                                                                                           ---------------
                                                                                           $     4,408,296
                                                                                           ---------------
                               TOTAL REAL ESTATE                                           $     4,986,509
                                                                                           ---------------

   The accompanying notes are an integral part of these financial statements.

    PRINCIPAL   S&P/MOODY'S
       AMOUNT   RATINGS                                                                              VALUE
                               TECHNOLOGY HARDWARE & EQUIPMENT - 3.6%
                               ELETRONIC EQUIPMENT & INSTRUMENTS - 3.6%
$     750,000   BBB-/Baa3      Arrow Eletronics Inc., 6.875%, 6/1/18                       $       725,829
      300,000   BB-/Ba2        Ingram Micro Inc., 9.875%, 8/15/08                                  324,000
    1,000,000   BB-/Ba3        L-3 Communication Corp., 6.125%, 7/15/13                          1,010,000
                                                                                           ---------------
                               TOTAL TECHNOLOGY HARDWARE & EQUIPMENT                       $     2,059,829
                                                                                           ---------------
                               TOTAL CORPORATE BONDS
                               (Cost $23,860,211)                                          $    25,055,751
                                                                                           ---------------
                               TEMPORARY CASH INVESTMENT - 2.9%
                               SECURITY LENDING COLLATERAL - 2.9%
    1,691,338                  Securities Lending Investment Fund, 1.21%                   $     1,691,338
                                                                                           ---------------
                               TOTAL TEMPORARY CASH INVESTMENT
                               (Cost $1,691,338)                                           $     1,691,338
                                                                                           ---------------
                               TOTAL INVESTMENT IN SECURITIES - 100%
                               (Cost $53,437,014)                                          $    57,935,776
                                                                                           ---------------

144A Security is exempt from registration under Rule 144A of the Securities act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2003, the value of these securities amounted to $6,073,813 or 10.3% of total net assets.

   The accompanying notes are an integral part of these financial statements.

PIONEER STRATEGIC INCOME VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/03 (UNAUDITED)

    PRINCIPAL
       AMOUNT   S&P/MOODY'S
      USD ($)   RATINGS                                                                              VALUE
                               CONVERTIBLE CORPORATE BONDS - 14.1%
                               MATERIALS - 0.6%
                               DIVERSIFIED METALS & MINING - 0.6%
$     118,000   BBB-/Baa3      Inco Ltd., 7.75%, 3/15/16                                   $       119,180
                                                                                           ---------------
                               TOTAL MATERIALS                                             $       119,180
                                                                                           ---------------
                               AUTOMOBILES & COMPONENTS - 0.6%
                               AUTO PARTS & EQUIPMENT - 0.6%
      115,000   B/B3           Tower Automotive Inc., 5.0%, 8/1/04                         $       110,975
                                                                                           ---------------
                               TOTAL AUTOMOBILES & COMPONENTS                              $       110,975
                                                                                           ---------------
                               CONSUMER DURABLES & APPAREL - 0.9%
                               LEISURE PRODUCTS - 0.9%
      200,000   BBB-/NR        Aristocrat Leisure, Ltd., 5.0%, 5/31/06                     $       176,050
                                                                                           ---------------
                               TOTAL CONSUMER DURABLES & APPAREL                           $       176,050
                                                                                           ---------------
                               FOOD, BEVERAGE & TOBACCO - 0.8%
                               AGRICULTURAL PRODUCTS - 0.8%
      130,000   NR/NR          Royal Numico NV, 1.5%, 9/22/04                              $       160,028
                                                                                           ---------------
                               TOTAL FOOD, BEVERAGE & TOBACCO                              $       160,028
                                                                                           ---------------
                               PHARMACEUTICALS & BIOTECHNOLOGY - 3.3%
                               BIOTECHNOLOGY - 3.3%
      175,000   NR/NR          Affymetrix Inc., 5.0%, 10/1/06                              $       174,125
      150,000   NR/NR          CV Therapeutics, 4.75%, 3/7/07                                      141,750
       90,000   CCC/NR         Human Genome, 3.75%, 3/15/07                                         74,250
      100,000   NR/NR          Invitrogen Corp., 2.25%, 12/15/06                                    92,500
      170,000   NR/NR          Vertex Pharmaceuticals Inc., 5.0%, 9/19/07                          142,163
                                                                                           ---------------
                               TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                       $       624,788
                                                                                           ---------------
                               SOFTWARE & SERVICES - 0.8%
                               DATA PROCESSING & OUTSOURCED SERVICES - 0.8%
      160,000   NR/NR          Checkfree Holdings Corp., 6.5%, 12/1/06                     $       162,800
                                                                                           ---------------
                               TOTAL SOFTWARE & SERVICES                                   $       162,800
                                                                                           ---------------
                               TECHNOLOGY HARDWARE & EQUIPMENT - 2.7%
                               COMMUNICATIONS EQUIPMENT - 0.5%
      110,000   B+/Ba3         Commscope Inc., 4.0%, 12/15/06                              $        99,550
                                                                                           ---------------
                               COMPUTER STORAGE & PERIPHERALS - 0.6%
      110,000   B+/B2          Quantum Corp., 7.0%, 8/1/04                                 $       110,825
                                                                                           ---------------
                               ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.9%
      185,000   NR/NR          Veeco Instruments, 4.125%, 12/21/08                         $       169,275
                                                                                           ---------------
                               ELECTRONIC MANUFACTURING SERVICES - 0.7%
      150,000   B+/Ba3         SCI Systems Inc., 3.0%, 3/15/07                             $       131,625
                                                                                           ---------------
                               TOTAL TECHNOLOGY HARDWARE & EQUIPMENT                       $       511,275
                                                                                           ---------------

   The accompanying notes are an integral part of these financial statements.

    PRINCIPAL
       AMOUNT   S&P/MOODY'S
      USD ($)   RATINGS                                                                              VALUE
                               SEMICONDUCTORS - 4.4%
                               SEMICONDUCTOR EQUIPMENT - 3.6%
$     175,000   B-/NR          Advanced Energy Industries, Inc., 5.25%, 11/15/06           $       157,500
      100,000   NR/NR          Axcelis Technology, 4.25%, 1/15/07                                   88,625
      170,000   NR/NR          Brooks Automation, 4.75%, 6/1/08                                    143,650
      140,000   NR/NR          Emcore Corp., 5.0%, 5/15/06                                          90,650
       50,000   B-/NR          FEI Company, 5.5%, 8/15/08                                           49,688
      170,000   B/NR           LAM Research (LRCX), 4.0%, 6/1/06                                   165,112
                                                                                           ---------------
                                                                                           $       695,225
                                                                                           ---------------
                               SEMICONDUCTORS - 0.8%
      130,000   CCC+/NR        Conexant Systems Inc., 4.0%, 2/1/07                         $       102,050
       70,000   NR/NR          Triquint Semiconductor, 4.0%, 3/1/07                                 57,924
                                                                                           ---------------
                                                                                           $       159,974
                                                                                           ---------------
                               TOTAL SEMICONDUCTORS                                        $       855,199
                                                                                           ---------------
                               TOTAL CONVERTIBLE CORPORATE BONDS
                               (Cost $2,493,482)                                           $     2,720,295
                                                                                           ---------------

                               ASSET BACKED SECURITIES - 1.5%
                               BANKS - 1.3%
                               DIVERSIFIED BANKS - 1.3%
DKK   826,637   AA-/Aa2        Nykredit, 5.0%, 10/1/19                                     $       130,249
DKK   696,655   AA/Aa2         Nykredit, 5.0%, 10/1/35                                             105,615
DKK    48,997   AA-/Aa2        Nykredit, 6.0%, 10/1/32                                               7,781
                                                                                           ---------------
                               TOTAL BANKS                                                 $       243,645
                                                                                           ---------------
                               DIVERSIFIED FINANCIALS - 0.2%
                               CONSUMER FINANCE - 0.2%
DKK   217,539   AA+/Aa1        RealKredit Danmark, 7.0%, 10/1/32                           $        35,203
                                                                                           ---------------
                               TOTAL DIVERSIFIED FINANCIALS                                $        35,203
                                                                                           ---------------
                               TOTAL ASSET BACKED SECURITIES
                               (Cost $221,047)                                             $       278,848
                                                                                           ---------------
                               CORPORATE BONDS - 51.5%
                               ENERGY - 3.3%
                               OIL & GAS DRILLING - 0.9%
  275,000,000   BBB-/Baa2      Petroleos Mexicanos, 7.375%, 8/13/07                        $       173,657
                                                                                           ---------------
                               OIL & GAS EQUIPMENT & SERVICES - 1.2%
      150,000   BB/Ba2         Key Energy Services Inc., 6.375%, 5/1/13                    $       152,250
       76,000   B+/B3          Transmontaigne Inc., 9.125%, 6/1/10                                  80,085
                                                                                           ---------------
                                                                                           $       232,335
                                                                                           ---------------
                               OIL & GAS EXPLORATION & PRODUCTION - 0.8%
       80,000   B/B2           Compton Petroleum Corp., 9.9%, 5/15/09                      $        88,000
       50,000   B/B2           Nuevo Energy Co., 9.375%, 10/1/10                                    53,875
       13,000   B/B2           Nuevo Energy Co., 9.5%, 6/1/08                                       13,634
                                                                                           ---------------
                                                                                           $       155,509
                                                                                           ---------------
                               OIL & GAS REFINING MARKETING & TRANSPORTATION - 0.4%
       75,000   B/B3           Tesoro Petroleum Corp., 9.625%, 11/1/08                     $        69,375
                                                                                           ---------------
                               TOTAL ENERGY                                                $       630,876
                                                                                           ---------------

   The accompanying notes are an integral part of these financial statements.

    PRINCIPAL
       AMOUNT   S&P/MOODY'S
      USD ($)   RATINGS                                                                              VALUE
                               MATERIALS - 12.4%
                               COMMODITY CHEMICALS - 2.0%
$     100,000   BB/Ba3         Arco Chemical Co., 9.8%, 2/1/20                             $        88,000
       25,000   BB/Ba3         Lyondell Petrochemical Co., 9.875%, 5/1/07                           24,500
      105,000   BBB-/Ba1       Methanex Corp., 7.75%, 8/15/05                                      110,250
       75,000   BB+/Ba2        Nova Chemicals Corp., 7.0%, 5/15/06                                  79,125
       75,000   BB+/Ba2        Nova Chemicals Corp., 7.4%, 4/1/09                                   79,875
                                                                                           ---------------
                                                                                           $       381,750
                                                                                           ---------------
                               DIVERSIFIED CHEMICALS - 0.7%
EURO  130,000   B-/Caa1        Huntsman ICI Chemicals LLC, 10.125%, 7/1/09                 $       139,089
                                                                                           ---------------
                               DIVERSIFIED METALS & MINING - 2.3%
      140,000   B-/B2          Freeport-McMoran Copper & Gold Inc., 7.5%, 11/15/06         $       156,450
      100,000   BBB/Ba1        Kennametal Inc., 7.2%, 6/15/12                                      109,444
      150,000   BBB-/Baa3      Phelps Dodge Corp., 8.75%, 6/1/11                                   176,358
                                                                                           ---------------
                                                                                           $       442,252
                                                                                           ---------------
                               FERTILIZERS & AGRICULTURAL CHEMICALS - 0.3%
       45,000   B+/Ba3         Scott's Corp., 8.625%, 1/15/09                              $        48,150
                                                                                           ---------------
                               METAL & GLASS CONTAINERS - 1.8%
       75,000   BB/Ba3         Ball Corp., 6.875%, 12/15/12                                $        79,500
      100,000   B+/B1          Crown Euro Holdings SA, 10.25%, 3/1/11 (144A)                       121,948
      130,000   B+/B2          Greif Brothers Corp., 8.875%, 8/1/12                                139,750
                                                                                           ---------------
                                                                                           $       341,198
                                                                                           ---------------
                               PAPER PACKAGING - 1.6%
      150,000   B/B3           Constar International, 11.0%, 12/1/12                       $       162,000
       80,000   B+/B2          Graphic Pack, 8.625%, 2/15/12                                        81,600
       10,000   B/B2           Stone Container Corp., 9.75%, 2/1/11                                 10,950
       50,000   B/B2           Stone Container Corp., 8.375%, 7/1/12                                53,625
                                                                                           ---------------
                                                                                           $       308,175
                                                                                           ---------------
                               PAPER PRODUCTS - 0.5%
      100,000   B+/B2          FiberMark Inc., 10.75%, 4/15/11                             $       100,000
                                                                                           ---------------
                               PRECIOUS METALS & MINERALS - 0.4%
       75,000   A-/A2          Codelco Inc., 6.375%, 11/30/12 (144A)                       $        82,601
                                                                                           ---------------
                               SPECIALTY CHEMICALS - 2.8%
      100,000   BBB-/Baa3      Ferro Corp., 7.125%, 4/1/28                                 $        92,941
      150,000   BB-/B2         Polyone Corp., 8.875%, 5/1/12                                       133,500
      140,000   BB/Ba2         Rhodia SA, 8.0%, 6/1/10                                             169,921
      135,000   B-/B3          United Industries Co., 9.875%, 4/1/09 (144A)                        142,425
                                                                                           ---------------
                                                                                           $       538,787
                                                                                           ---------------
                               TOTAL MATERIALS                                             $     2,382,002
                                                                                           ---------------
                               CAPITAL GOODS - 5.6%
                               AEROSPACE & DEFENSE - 1.3%
      100,000   CCC+/Caa2      Hexcel Corp., 9.75%, 1/15/09                                $        99,500
      150,000   BB-/Ba3        L-3 Communications Corp., 6.125%, 7/15/13                           151,500
                                                                                           ---------------
                                                                                           $       251,000
                                                                                           ---------------

                               BUILDING PRODUCTS - 0.5%
       90,000   B/B2           NCI Building Systems, Inc., 9.25%, 5/1/09                   $        96,300
                                                                                           ---------------

   The accompanying notes are an integral part of these financial statements.

    PRINCIPAL
       AMOUNT   S&P/MOODY'S
      USD ($)   RATINGS                                                                              VALUE
                               CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS - 0.8%
$      75,000   BB+/Ba2        Cummins Inc., 7.125%, 3/1/28                                $        67,125
       80,000   B+/B3          NMHG Holding Co., 10.0%, 5/15/09                                     88,000
                                                                                           ---------------
                                                                                           $       155,125
                                                                                           ---------------
                               INDUSTRIAL MACHINERY - 3.0%
      175,000   B+/B2          JLG Industries Inc., 8.375%, 6/15/12                        $       159,250
      125,000   B+/B2          Manitowoc Co., Inc., 10.5%, 8/1/12 (144A)                           138,750
      125,000   BB+/Ba3        SPX Corp., 7.5%, 1/1/13                                             135,313
      125,000   BBB-/Baa3      Timken Co., 5.75%, 2/15/10                                          131,601
                                                                                           ---------------
                                                                                           $       564,914
                                                                                           ---------------
                               TOTAL CAPITAL GOODS                                         $     1,067,339
                                                                                           ---------------
                               COMMERCIAL SERVICES & SUPPLIES - 0.7%
                               ENVIRONMENTAL SERVICES - 0.4%
       75,000   B-/B3          IESI Corp., 10.25%, 6/15/12                                 $        79,500
                                                                                           ---------------
                               OFFICE SERVICES & SUPPLIES - 0.3%
       50,000   BB-/B1         Moore North American Finance, 7.875%, 1/15/11               $        52,125
                                                                                           ---------------
                               TOTAL COMMERCIAL SERVICES & SUPPLIES                        $       131,625
                                                                                           ---------------
                               TRANSPORTATION - 1.8%
                               AIR FREIGHT & COURIERS - 0.8%
      130,000   BB-/B1         Petroleum Helicopter, 9.375%, 5/1/09                        $       145,763
                                                                                           ---------------
                               AIRLINES - 0.2%
       50,000   B-/Caa1        Northwest Airlines, Inc., 8.52%, 4/7/04                     $        39,500
                                                                                           ---------------
                               TRANSPORTATION - 0.8%
      150,000   B+/B1          TFM SA De CV, 11.75%, 6/15/09                               $       153,000
                                                                                           ---------------
                               TOTAL TRANSPORTATION                                        $       338,263
                                                                                           ---------------
                               AUTOMOBILES & COMPONENTS - 1.3%
                               AUTO PARTS & EQUIPMENT - 0.7%
      140,000   B+/B2          Intermet Corp., 9.75%, 6/15/09                              $       134,400
                                                                                           ---------------
                               AUTOMOBILE MANUFACTURERS - 0.6%
       35,000   BBB/A3         Ford Motor Credit Co., 5.8%, 1/12/09                        $        34,785
       75,000   BBB/A2         General Motors Acceptance Corp., 8.0%, 11/1/31                       73,587
                                                                                           ---------------
                                                                                           $       108,372
                                                                                           ---------------
                               TOTAL AUTOMOBILES & COMPONENTS                              $       242,772
                                                                                           ---------------
                               CONSUMER DURABLES & APPAREL - 0.6%
                               HOMEBUILDING - 0.6%
      100,000   BB/Ba2         Beazer Homes USA, 8.375%, 4/15/12                           $       110,750
                                                                                           ---------------
                               TOTAL CONSUMER DURABLES & APPAREL                           $       110,750
                                                                                           ---------------
                               HOTELS, RESTAURANTS & LEISURE - 2.5%
                               HOTELS, RESORTS & CRUISE LINES - 1.8%
      100,000   BBB-/Ba1       Hilton Hotels, 7.625%, 12/01/12                             $       109,500
      125,000   B/B2           John Q Hamons Hotels, 8.875%, 5/15/12                               131,250
      100,000   BB+/Ba1        Starwood Hotels & Resorts, 7.875%, 5/1/12                           109,500
                                                                                           ---------------
                                                                                           $       350,250
                                                                                           ---------------

   The accompanying notes are an integral part of these financial statements.

    PRINCIPAL
       AMOUNT   S&P/MOODY'S
      USD ($)   RATINGS                                                                              VALUE
                               LEISURE FACILITIES - 0.7%
$     125,000   B/B2           Premier Parks, Inc., 9.75%, 6/15/07                         $       123,750
                                                                                           ---------------
                               TOTAL HOTELS, RESTAURANTS & LEISURE                         $       474,000
                                                                                           ---------------
                               MEDIA - 1.6%
                               BROADCASTING & CABLE TV - 0.3%
       50,000   BB+/Ba1        British Sky Broadcasting, 8.2%, 7/15/09                     $        59,250
                                                                                           ---------------
                               MOVIES & ENTERTAINMENT - 0.4%
       75,000   BBB+/Baa1      AOL Time Warner, Inc., 6.875%, 5/1/12                       $        85,621
                                                                                           ---------------
                               PUBLISHING - 0.9%
       80,000   BBB-/Baa3      News America Holdings, 8.5%, 2/23/25                        $        99,886
       75,000   NR/B2          Quebecor Media Inc., 13.75%, 7/15/11                                 62,250
                                                                                           ---------------
                                                                                           $       162,136
                                                                                           ---------------
                               TOTAL MEDIA                                                 $       307,007
                                                                                           ---------------
                               RETAILING - 2.4%
                               DEPARTMENT STORES - 0.4%
       90,000   BB+/Ba3        JC Penney Co., 7.625%, 3/1/97                               $        80,550
                                                                                           ---------------
                               DISTRIBUTORS - 0.5%
      105,000   B-/B3          Wesco Distribution Inc., 9.125%, 6/1/08                     $        97,913
                                                                                           ---------------
                               GENERAL MERCHANDISE STORES - 0.6%
      100,000   B+/B2          Central Garden & Pet Co., 9.125%, 2/1/13                    $       106,500
                                                                                           ---------------
                               SPECIALTY STORES - 0.9%
      170,000   B+/B2          Grupo Elektra SA, 12.0%, 4/1/08 (144A)                      $       170,850
                                                                                           ---------------
                               TOTAL RETAILING                                             $       455,813
                                                                                           ---------------
                               FOOD, BEVERAGE & TOBACCO - 0.9%
                               SOFT DRINKS - 0.9%
      160,000   BBB/Baa3       CIA Brasileira de Bebida, 10.5%, 12/15/11                   $       177,600
                                                                                           ---------------
                               TOTAL FOOD, BEVERAGE & TOBACCO                              $       177,600
                                                                                           ---------------
                               HEALTH CARE EQUIPMENT & SERVICES - 2.1%
                               HEALTH CARE DISTRIBUTORS - 1.1%
       60,000   BB+/Ba2        Omnicare Inc., 6.125%, 6/1/13                               $        61,200
      125,000   B+/B3          Pacificare Health Systems, 10.75%, 6/1/09                           143,438
                                                                                           ---------------
                                                                                           $       204,638
                                                                                           ---------------
                               HEALTH CARE EQUIPMENT - 0.3%
       40,000   BBB/Baa3       Beckman Instruments, Inc., 7.05%, 6/1/26                    $        46,567
                                                                                           ---------------
                               HEALTH CARE FACILITIES - 0.7%
       35,000   BBB-/Ba1       Columbia HCA Healthcare Corp., 7.25%, 5/20/08               $        38,609
      100,000   BBB-/Ba1       HCA Inc., 6.3%, 10/1/12                                             102,236
                                                                                           ---------------
                                                                                           $       140,845
                                                                                           ---------------
                               TOTAL HEALTH CARE EQUIPMENT & SERVICES                      $       392,050
                                                                                           ---------------
                               PHARMACEUTICALS & BIOTECHNOLOGY - 0.8%
                               PHARMACEUTICALS - 0.8%
      150,000   B+/B3          Alpharma Inc., 8.625%, 5/1/11                               $       157,500
                                                                                           ---------------
                               TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                       $       157,500
                                                                                           ---------------

   The accompanying notes are an integral part of these financial statements.

    PRINCIPAL
       AMOUNT   S&P/MOODY'S
      USD ($)   RATINGS                                                                              VALUE
                               BANKS - 0.1%
                               DIVERSIFIED BANKS - 0.1%
$      15,000   BBB/A2         Skandinaviska Enskilda Bank, 8.125%, 9/6/49 (144A)          $        17,284
                                                                                           ---------------
                               TOTAL BANKS                                                 $        17,284
                                                                                           ---------------
                               DIVERSIFIED FINANCIALS - 1.8%
                               CONSUMER FINANCE - 0.4%
       70,000   BBB-/Baa2      Capital One Bank, 6.875%, 2/1/06                            $        75,113
                                                                                           ---------------
                               DIVERSIFIED FINANCIAL SERVICES - 0.9%
      175,000   BBB-/Baa2      PF Export REC Master Trust, 6.436%, 6/1/15                  $       177,188
                                                                                           ---------------
                               SPECIALIZED FINANCE - 0.5%
       80,000   BBB-/Baa3      GATX Financial Corp., 8.875%, 6/1/09                        $        85,957
                                                                                           ---------------
                               TOTAL DIVERSIFIED FINANCIALS                                $       338,258
                                                                                           ---------------
                               INSURANCE - 1.0%
                               MULTI-LINE INSURANCE - 1.0%
      210,000   BB-/B1         Allmerica Financial Corp., 7.625%, 10/15/25                 $       186,900
                                                                                           ---------------
                               TOTAL INSURANCE                                             $       186,900
                                                                                           ---------------
                               REAL ESTATE - 4.4%
                               REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.0%
      185,000   BB-/Ba3        Forest City Enterprises, 8.5%, 3/15/08                      $       194,019
                                                                                           ---------------
                               REAL ESTATE INVESTMENT TRUSTS - 3.4%
      140,000   B-/B3          BF Saul Real Estate Investment Trust, 9.75%, 4/1/08         $       140,000
       15,000   BBB-/Baa3      Colonial Realty Senior Note, 7.0%, 7/14/07                           16,697
      155,000   B+/Ba3         Crescent Real Estate, 9.25%, 4/15/09                                167,137
       90,000   BBB-/Ba1       Health Care Real Estate Investment
                                 Trust, Inc., 7.5%, 8/15/07                                         96,163
       40,000   BBB-/Ba1       Health Care Real Estate Investment
                                 Trust, Inc., 8.0%, 9/12/12                                         43,028
       30,000   BBB/Baa2       Mack-Cali Realty Corp., 7.25%, 3/15/09                               35,199
      150,000   B-/B1          Meristar Hospitality Operation
                                 Finance Corp., 10.5%, 6/15/09 (144A)                              153,375
                                                                                           ---------------
                                                                                           $       651,599
                                                                                           ---------------
                               TOTAL REAL ESTATE                                           $       845,618
                                                                                           ---------------
                               TECHNOLOGY HARDWARE & EQUIPMENT - 3.5%
                               COMMUNICATIONS EQUIPMENT - 0.4%
      100,000   B-/Caa1        Lucent Technologies Inc., 5.5%, 11/15/08                    $        84,250
                                                                                           ---------------
                               ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.6%
      120,000   B-/Ba3         Vestel Electronics Finance, 11.5%, 5/14/07 (144A)           $       118,500
                                                                                           ---------------
                               ELECTRONIC MANUFACTURING SERVICES - 0.3%
       50,000   BB-/Ba2        Sanmina-Sci Corp., 10.375%, 1/15/10                         $        55,750
                                                                                           ---------------
                               OFFICE ELECTRONICS - 0.5%
      120,000   B-/B3          Xerox Corp., 8.0%, 2/1/27                                   $       101,400
                                                                                           ---------------
                               TECHNOLOGY DISTRIBUTORS - 1.7%
      200,000   BBB-/Baa3      Arrow Electronics Inc., 6.875%, 7/1/13                      $       198,077
      110,000   BB-/Ba2        Ingram Micro Inc., 9.875%, 8/15/08 (144A)                           118,800
                                                                                           ---------------
                                                                                           $       316,877
                                                                                           ---------------
                               TOTAL TECHNOLOGY HARDWARE & EQUIPMENT                       $       676,777
                                                                                           ---------------

   The accompanying notes are an integral part of these financial statements.

    PRINCIPAL
       AMOUNT   S&P/MOODY'S
      USD ($)   RATINGS                                                                              VALUE
                               SEMICONDUCTORS - 0.1%
$      20,000   B/B2           Fairchild Semiconductor, 10.5%, 2/1/09                      $        22,500
                                                                                           ---------------
                               TOTAL SEMICONDUCTORS                                        $        22,500
                                                                                           ---------------
                               TELECOMMUNICATION SERVICES - 2.7%
                               INTEGRATED TELECOMMUNICATIONS SERVICES - 0.6%
       25,000   BB-/Ba3        PTC International Finance II, 10.875%, 5/1/08               $        32,177
       75,000   B-/B3          TSI Telecommunication Services, 12.75%, 2/1/09                       74,250
                                                                                           ---------------
                                                                                           $       106,427
                                                                                           ---------------
                               WIRELESS TELECOMMUNICATIONS SERVICES - 2.1%
       75,000   B+/Ba3         Mobile Telesystems Finance, 10.95%, 12/21/04                $        79,500
      105,000   BB-/B1         PTC International Finance, 11.25%, 12/1/09                          134,870
      240,000   BB+/Ba3        Rogers Cantel, Inc., 10.5%, 6/1/06                                  189,435
                                                                                           ---------------
                                                                                           $       403,805
                                                                                           ---------------
                               TOTAL TELECOMMUNICATION SERVICES                            $       510,232
                                                                                           ---------------
                               UTILITIES - 1.9%
                               ELECTRIC UTILITIES - 1.6%
      150,000   BBB/Ba2        CMS Panhandle, 6.5%, 7/15/09                                $       165,750
       25,000   BBB-/Baa3      Great Lakes Power Inc., 8.3%, 3/1/05                                 26,874
       50,000   BBB+/Baa1      Public Services Co. of Colorado, 7.875%, 10/1/12 (144A)              62,947
       50,000   BBB-/Baa3      Xcel Energy Inc., 7.0%, 12/1/10                                      57,182
                                                                                           ---------------
                                                                                           $       312,753
                                                                                           ---------------
                               MULTI-UTILITIES & UNREGULATED POWER - 0.3%
       50,000   B+/B1          Northwest Pipeline Corp., 8.125%, 3/1/10                    $        53,750
                                                                                           ---------------
                               TOTAL UTILITIES                                             $       366,503
                                                                                           ---------------
                               TOTAL CORPORATE BONDS
                               (Cost $9,104,123)                                           $     9,831,669
                                                                                           ---------------

                               U.S. GOVERNMENT AGENCY OBLIGATIONS - 11.3%

                               GOVERNMENT - 11.3%
       85,451   AAA/Aaa        Federal Home Loan Mortgage, 6.0%, 1/1/33 to 2/1/33          $        88,599
       99,283   AAA/Aaa        Federal National Mortgage Association, 6.0%,
                                 12/1/31 to 11/1/32                                                103,217
      300,000   AAA/Aaa        Federal National Mortgage Association, 6.375%, 8/15/07              211,964
       75,046   AAA/Aaa        Federal National Mortgage Association, 6.5%,
                                 7/1/31 to 2/1/32                                                   78,262
        7,527   AAA/Aaa        Federal National Mortgage Association, 7.0%, 9/1/29                   7,931
        1,039   AAA/Aaa        Federal National Mortgage Association, 7.5%, 6/1/30                   1,104
      100,000   AAA/Aaa        Government National Mortgage Association, 5.0%, TBA                 102,406
      175,000   AAA/Aaa        Government National Mortgage Association, 6.5%, TBA                 183,750
       74,592   AAA/Aaa        Government National Mortgage Association, 5.5%, 4/15/33              77,832
      219,531   AAA/Aaa        Government National Mortgage Association, 6.0%, 3/15/33             230,234
      409,202   AAA/Aaa        Government National Mortgage Association, 6.5%,
                                 3/15/29 to 3/15/32                                                429,856
       78,757   AAA/Aaa        Government National Mortgage Association, 7.0%,
                                 5/15/23 to 3/15/31                                                 83,438
       65,000   AAA/Aaa        U.S. Treasury Bond, 3.0%, 7/15/12                                    73,290
      115,000   AAA/Aaa        U.S. Treasury Bond, 5.75%, 8/15/10                                  134,608
       25,000   AAA/Aaa        U.S. Treasury Bond, 6.25%, 5/15/30                                   31,123
      270,000   AAA/Aaa        U.S. Treasury Notes, 3.5%, 1/15/11                          $       324,490
                                                                                           ---------------
                               TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                               (Cost $2,050,376)                                           $     2,162,104
                                                                                           ---------------

   The accompanying notes are an integral part of these financial statements.

    PRINCIPAL
       AMOUNT   S&P/MOODY'S
      USD ($)   RATINGS                                                                              VALUE
                               FOREIGN GOVERNMENT BONDS - 15.0%
$     150,000   AAA/Aaa        Australian Government I/L, 4.0%, 8/20/15                    $       141,619
  210,000,000   B+/B2          Banco Nac De Desen Econo, 8.0%, 4/28/10                             102,296
      475,000   AAA/Aaa        Government of Canada, 5.25%, 6/1/12                                 370,721
      410,000   AAA/Aaa        Government of Canada, 6.0%, 6/1/11                                  335,667
      100,000   BB-/B1         Federal Republic of Brazil, 11.0%, 1/11/12                           99,500
EURO  343,000   AAA/Aaa        Government of France, 3.0%, 7/25/09                                 454,603
    1,930,000   TSY/Tsy        Government of Sweden, 3.5%, 12/1/15                                 286,392
      850,000   TSY/Aaa        Government of Sweden, 8.0%, 8/15/07                                 124,842
      332,000   AA/Aa2         Province of Ontario, 5.5%, 4/23/13                                  225,776
      150,000   A-/Baa1        Republic of Chile, 5.5%, 1/15/13                                    158,700
      205,000   BB/Ba2         Republic of Columbia, 11.375%, 1/31/08                              265,440
       50,000   BBB/Baa2       Republic of South Africa, 5.25%, 5/16/13                             55,423
      145,000   BB/Ba2         Russia Regs., 5.0%, 3/31/30                                         140,650
      180,000   BBB-/Baa3      United Mexican States, 8.25%, 2/24/09                               121,115
                                                                                           ---------------
                               TOTAL FOREIGN GOVERNMENT BONDS
                               (Cost $2,297,720)                                           $     2,882,744
                                                                                           ---------------
                               SUPERNATIONAL BONDS - 0.8%
                               INSURANCE - 0.9%
NZD   258,000   AAA/Aaa        International Finance Corp., 6.75%, 7/15/09                 $       161,128
                                                                                           ---------------
                               TOTAL INSURANCE                                             $       161,128
                                                                                           ---------------
                               TOTAL SUPERNATIONAL BONDS
                               (Cost $113,297)                                             $       161,128
                                                                                           ---------------
                               SOVEREIGN ISSUES - 0.6%
                               GOVERNMENT
       75,000   BB-/Ba2        Dominican Republic, 9.04%, 1/23/13                          $        67,875
       50,000   BB-/Ba3        Republic of Peru, 9.875%, 2/6/15                                     54,875
                                                                                           ---------------
                               TOTAL GOVERNMENT                                            $       122,750
                                                                                           ---------------
                               TOTAL SOVEREIGN ISSUES
                               (Cost $126,415)                                             $       122,750
                                                                                           ---------------
                               RIGHTS/WARRANTS - 0.0%
                               MATERIALS - 0.0%
                               PAPER PRODUCTS - 0.0%
           25                  Asia Pulp & Paper, 3/15/05 (144A)*                          $            --
                                                                                           ---------------
                               TOTAL MATERIALS                                             $            --
                                                                                           ---------------
                               TOTAL RIGHTS/WARRANTS
                               (Cost $0)                                                   $            --
                                                                                           ---------------
                               MUNICIPAL BONDS - 2.7%
                               GOVERNMENT - 2.7%
      200,000   A/A2           California State Municipal Bond, 5.25%, 2/1/28              $       204,550
      140,000   BB-/Caa2       Chicago Illinois O' Hare International Airport, 6.45%, 5/1/1         98,028
      175,000   B/Caa2         New Jersey Economic Development Authority, 7.0%, 11/15/30           145,665
      100,000   NR/NR          Wayne Charter County, 6.75%, 12/1/15                                 72,730
                                                                                           ---------------
                               TOTAL GOVERNMENT                                            $       520,973
                                                                                           ---------------
                               TOTAL MUNICIPAL BONDS
                               (Cost $509,830)                                             $       520,973
                                                                                           ---------------

   The accompanying notes are an integral part of these financial statements.

    PRINCIPAL
       AMOUNT   S&P/MOODY'S
      USD ($)   RATINGS                                                                              VALUE
                               TEMPORARY CASH INVESTMENTS - 2.5%

                               SECURITIES LENDING COLLATERAL - 2.5%
$     477,740                  Securities Lending Investment Fund, 1.21%                   $       477,740
                                                                                           ---------------
                               TOTAL TEMPORARY CASH INVESTMENT                             $       477,740
                                                                                           ---------------
                               (Cost $477,740)                                             $       477,740
                                                                                           ---------------
  507,973,023                  TOTAL INVESTMENT IN SECURITIES - 100%
                               (Cost $17,394,030)                                          $    19,158,251
                                                                                           ===============

*      Non-income producing security.
(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2003, the value of these securities amounted to $1,127,480 or 6.0% of total net assets.
Note: The Porfolio's investments in mortgage-backed securites of the Government Mortgage Association (GNMA) and the Federal National Mortgage Association
       (FNMA) are interests in separate pools of mortgages. All separate investments in the issuer which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.
Note:  Principal amounts are denominated in U.S. dollars unless otherwise noted.
DKK    Danish Kroner
NZD    New Zealand Dollar
EURO   Euro
TBA (To Be Assigned) Securities are purchased on a forward commitment basis with an Approximate (generally plus or minus 2.5%) principal amount and no definite Maturity date period. The actual principal amount and maturity date will be Determined upon settlement when the specific mortgage pools are assigned.

The accompanying notes are an integral part of these financial statements.

PIONEER AMERICA INCOME VCT PORTFOLIO            PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/03 (UNAUDITED)

    PRINCIPAL
       AMOUNT                                                              VALUE
                U.S. GOVERNMENT
                AND AGENCY OBLIGATIONS - 95.5%
$     550,000   Federal Farm Credit Bank,
                6.5%, 9/29/06                                    $       628,381
      100,000   Federal Farm Credit Bank,
                5.88%, 9/8/08                                            115,206
      200,000   Federal Farm Credit Bank,
                Medium Term Note,
                6.38%, 11/27/06                                          228,514
      400,000   Federal Home Loan Bank,
                4.53%, 10/30/06                                          432,610
      850,000   Federal Home Loan Bank,
                5.875%, 11/15/07                                         970,183
      300,000   Federal Home Loan Bank,
                5.89%, 6/30/08                                           345,811
    5,453,695   Federal Home Loan Mortgage Corp.,
                6.0%, 5/25/12 to 3/1/33                                5,654,991
    2,819,762   Federal Home Loan Mortgage Corp.,
                6.5%, 1/1/29 to 7/1/32                                 2,934,721
      140,000   Federal Home Loan Mortgage Corp.,
                6.7%, 1/5/07                                             161,965
      510,236   Federal Home Loan Mortgage Corp.,
                7.0%, 9/1/27 to 4/1/32                                   535,947
      183,950   Federal Home Loan Mortgage Corp.,
                7.5%, 8/1/31                                             195,501
      250,000   Federal National Mortgage Association,
                3.25%, 3/17/08                                           253,391
    1,485,665   Federal National Mortgage Association,
                5.5%, 3/1/18 to 2/1/33                                 1,547,613
    4,167,017   Federal National Mortgage Association,
                6.0%, 12/1/31 to 6/1/33                                4,332,052
    4,220,979   Federal National Mortgage Association,
                6.5%, 7/1/21 to 8/1/32                                 4,403,045
    1,056,156   Federal National Mortgage Association,
                7.0%, 9/1/18 to 1/1/32                                 1,114,450
       85,041   Federal National Mortgage Association,
                7.5%, 2/1/31                                              90,353
      498,908   Government National Mortgage
                Association,
                5.5%, 4/15/33                                            520,579
    4,426,498   Government National Mortgage
                Association,
                6.0%, 10/15/31 to 2/15/33                              4,647,104
    6,900,621   Government National Mortgage
                Association,
                6.5%, 4/15/17 to 7/15/32                               7,253,918
    2,421,582   Government National Mortgage
                Association,
                7.0%, 12/15/25 to 2/15/32                              2,559,149
$     370,491   Government National Mortgage
                Association,
                7.5%, 10/15/22 to 1/15/32                        $       394,093
      294,704   Government National Mortgage
                Association I,
                6.0%, 2/15/29                                            309,070
    1,195,029   Government National Mortgage
                Association I,
                6.5%, 5/15/29 to 5/15/32                               1,255,351
      324,083   Government National Mortgage
                Association I,
                7.0%, 11/15/30 to 12/15/30                               342,417
      114,048   Government National Mortgage
                Association I,
                7.5%, 1/15/31                                            121,174
      458,677   Government National Mortgage
                Association II,
                6.5%, 8/20/28 to 9/20/31                                 479,697
      335,877   Government National Mortgage
                Association II,
                7.0%, 2/20/29                                            353,541
       28,210   Government National Mortgage
                Association II,
                7.5%, 8/20/27                                             29,845
        8,700   Government National Mortgage
                Association II, 8.0%, 8/20/25                              9,350
      195,369   Government National Mortgage
                Association, REMIC Series 1997-8PM,
                7.0%, 4/16/26                                            197,642
      950,000   Tennesse Valley Authority,
                6.375%, 6/15/05                                        1,039,319
       12,000   Tennesse Valley Authority,
                6.75%, 6/1/28                                            325,320
    1,700,000   U.S. Treasury Bonds,
                7.25%, 5/15/16                                         2,260,867
    1,175,000   U.S. Treasury Bonds,
                6.375%, 8/15/27                                        1,471,917
    4,900,000   U.S. Treasury Notes,
                6.5%, 2/15/10                                          5,944,504
      600,000   U.S. Treasury Notes,
                3.5%, 1/15/11                                            721,089
    1,850,000   U.S. Treasury Notes,
                6.25%, 8/15/23                                         2,266,106
                                                                 ---------------
                TOTAL U.S. GOVERNMENT
                AND AGENCY OBLIGATIONS
                (Cost $54,214,489)                               $    56,446,786
                                                                 ---------------

   The accompanying notes are an integral part of these financial statements.

    PRINCIPAL
       AMOUNT                                                              VALUE
                COLLATERALIZED MORTGAGE
                OBLIGATIONS - 1.6%
                GOVERNMENT - 1.6%
$     250,000   Freddie Mac,
                3.2%, 5/21/08                                    $       253,695
      300,000   Freddie Mac,
                5.25%, 11/15/12                                          316,369
      244,476   Freddie Mac,
                6.0%, 4/15/25                                            245,768
      153,197   Fannie Mae,
                5.0%, 8/25/22                                            154,371
                                                                 ---------------
                TOTAL COLLATERALIZED MORTGAGE
                OBLIGATIONS - 1.6%
                (Cost $943,986)                                  $       970,203
                                                                 ---------------
                TEMPORARY CASH INVESTMENT - 2.9%
                REPURCHASE AGREEMENT - 2.9%
    1,700,000   Bear Stearns & Co., Inc.,
                1.08% dated 6/30/03, repurchase
                price of $1.700,000 plus accrued
                interest on 7/1/03,
                collateralized by $1,644,000
                U.S. Treasury Bond,
                11.875%, 11/15/03                                $     1,700,000
                                                                 ---------------
                TOTAL TEMPORARY
                CASH INVESTMENT - 2.9%
                (Cost $1,700,000)                                $     1,700,000
                                                                 ---------------
                TOTAL INVESTMENTS IN
                SECURITIES - 100%
                (Cost $56,858,475)                               $    59,116,989
                                                                 ===============

   The accompanying notes are an integral part of these financial statements.

PIONEER MONEY MARKET VCT PORTFOLIO              PIONEER VARIABLE CONTRACTS TRUST

SCHEDULE OF INVESTMENTS 6/30/03 (UNAUDITED)

    PRINCIPAL
       AMOUNT                                                              VALUE
                CORPORATE BONDS - 54.7%
                ENERGY - 1.1%
                OIL & GAS DRILLING - 1.1%
$     500,000   Paine Webber Group Inc.,
                6.45%, 12/1/03                                   $       510,808
                                                                 ---------------
                TOTAL ENERGY                                     $       510,808
                                                                 ---------------
                CAPITAL GOODS - 3.6%
                CONSTRUCTION & FARM MACHINERY &
                HEAVY TRUCKS - 0.9%
      400,000   PACCAR Financial Corp.,
                7.38%, 7/15/03                                   $       400,931
                                                                 ---------------
                INDUSTRIAL CONGLOMERATES - 2.7%
      450,000   General Electric Capital Corp.,
                5.625%, 9/8/03                                   $       453,510
      800,000   General Electric Capital Corp.,
                Floating Rate, 7/28/03                                   800,017
                                                                 ---------------
                                                                 $     1,253,527
                                                                 ---------------
                TOTAL CAPITAL GOODS                              $     1,654,458
                                                                 ---------------
                COMMERCIAL SERVICES & SUPPLIES - 0.4%
                OFFICE SERVICES & SUPPLIES - 0.4%
      170,000   Pitney Bowes Inc.,
                5.5%, 4/15/04                                    $       175,567
                                                                 ---------------
                TOTAL COMMERCIAL SERVICES &
                SUPPLIES                                         $       175,567
                                                                 ---------------
                FOOD & DRUG RETAILING - 4.5%
                HYPERMARKETS & SUPERCENTERS - 4.5%
    1,500,000   Wal-Mart Stores Inc.,
                7.5%, 5/15/04                                    $     1,582,954
      500,000   Wal-Mart Stores Inc.,
                4.375%, 8/1/03                                           501,298
                                                                 ---------------
                TOTAL FOOD & DRUG RETAILING                      $     2,084,252
                                                                 ---------------
                HOUSEHOLD & PERSONAL PRODUCTS - 3.8%
                HOUSEHOLD PRODUCTS - 3.8%
      735,000   Procter & Gamble,
                8.0%, 11/15/03                                   $       752,612
    1,000,000   Procter & Gamble,
                5.25%, 9/15/03                                         1,007,928
                                                                 ---------------
                TOTAL HOUSEHOLD & PERSONAL PRODUCTS              $     1,760,540
                                                                 ---------------
                BANKS - 9.1%
                DIVERSIFIED BANKS - 9.1%
    1,137,000   Abbey National Treasury,
                5.5%, 2/2/04                                     $     1,164,650
    1,000,000   Abbey National Treasury,
                Floating Rate, 4/2/04                                    999,924
      202,000   Bank of America,
                5.75%, 3/1/04                                            207,953
      500,000   Wells Fargo Co.,
                7.2%, 4/1/04                                             522,066
$   1,000,000   Wells Fargo Co.,
                4.25%, 8/15/03                                   $     1,003,649
      250,000   Wells Fargo Co.,
                7.25%, 7/14/03                                           250,518
                                                                 ---------------
                TOTAL BANKS                                      $     4,148,760
                                                                 ---------------
                DIVERSIFIED FINANCIALS - 22.7%
                DIVERSIFIED CAPITAL MARKETS - 2.8%
    1,250,000   Chase Manhattan JP Morgan,
                5.69%, 2/10/04                                   $     1,282,145
                                                                 ---------------
                INVESTMENT BANKING & BROKERAGE - 1.1%
      500,000   Merrill Lynch, Floating Rate,
                2/11/04                                          $       500,000
                                                                 ---------------
                DIVERSIFIED FINANCIAL SERVICES - 23.8%
      850,000   American Express Credit,
                Floating Rate, 11/10/03                          $       850,342
      400,000   American General Finance Corp.,
                Floating Rate, 3/8/04                                    401,032
    1,000,000   Associates Corp.,
                Floating Rate, 6/25/04                                 1,000,000
      400,000   Bank of America,
                Floating Rate, 8/18/03                                   400,001
      500,000   Bank One Corp,
                Floating Rate, 5/12/04                                   500,939
    1,000,000   Bank One Corp,
                Floating Rate, 5/7/04                                  1,002,758
    1,000,000   GE Capital Corp.
                Floating Rate, 11/7/03                                 1,000,530
      950,000   J P Morgan & Co., Inc.,
                5.75%, 2/25/04                                           976,705
      750,000   Merrill Lynch,
                Floating Rate, 8/13/03                                   750,180
    1,000,000   Merrill Lynch,
                Floating Rate, 8/15/03                                 1,000,397
    2,000,000   PACCAR Financial Corp.,
                1.38%, 2/17/04                                         2,001,313
    1,000,000   Salomon Inc.,
                6.625%, 11/15/03                                       1,019,531
                                                                 ---------------
                                                                 $    10,903,728
                                                                 ---------------
                TOTAL DIVERSIFIED FINANCIALS                     $    12,685,873
                                                                 ---------------
                INSURANCE - 4.5%
                MULTI-LINE INSURANCE - 4.5%
    1,000,000   American General Finance,
                5.75%, 11/1/03                                   $     1,014,932
    1,000,000   American General Finance,
                5.82%, 4/16/04                                         1,034,181
                                                                 ---------------
                TOTAL INSURANCE                                  $     2,049,113
                                                                 ---------------
                TOTAL CORPORATE BONDS
                (Cost $25,069,372)                               $    25,069,371
                                                                 ---------------

   The accompanying notes are an integral part of these financial statements.

    PRINCIPAL
       AMOUNT                                                              VALUE
                U.S. GOVERNMENT AGENCY
                OBLIGATIONS - 15.9%
                GOVERNMENT - 15.9%
    1,500,000   Federal Home Loan Mortgage Corp,
                5.75%, 7/15/03                                   $     1,502,528
    1,500,000   Federal Home Loan Bank,
                1.02%, 7/16/04                                         1,500,000
    1,000,000   Federal Home Loan Bank,
                1.18%, 4/8/04                                            998,744
    2,000,000   Federal Home Loan Bank,
                1.4%, 5/10/04                                          2,000,000
      300,000   Freddie Mac,
                6.55%, 8/15/03                                           301,871
      959,000   Federal National Mortgage
                Association,
                4.0%, 8/15/03                                            962,111
                                                                 ---------------
                                                                 $     7,265,254
                                                                 ---------------
                TOTAL U.S. GOVERNMENT
                AGENCY OBLIGATIONS
                (Cost $7,265,254)                                $     7,265,254
                                                                 ---------------
                TEMPORARY CASH INVESTMENTS - 29.4%
                COMMERCIAL PAPER - 29.4%
    2,000,000   Coca Cola Co.,
                1.02%, 7/7/03                                    $     1,999,660
    2,000,000   EI DuPont,
                0.91%, 7/17/03                                         1,999,191
    2,000,000   National Rural Utilities,
                1.15%, 7/10/03                                         1,999,425
    1,100,000   Schering Corp.,
                1.03%, 7/9/03                                          1,099,748
    1,000,000   Schering Corp.,
                1.22%, 7/11/03                                           999,661
    1,500,000   Verizon Communications,
                0.95%, 7/22/03                                         1,499,169
    3,900,000   JP Morgan Chase,
                1.0%, 7/1/03                                           3,900,000
                                                                 ---------------
                TOTAL TEMPORARY
                CASH INVESTMENTS
                (Cost $13,496,854)                               $    13,496,854
                                                                 ---------------
                TOTAL INVESTMENT IN SECURITIES
                (Cost $45,831,479)                               $    45,831,479
                                                                 ===============

   The accompanying notes are an integral part of these financial statements.

PIONEER EMERGING MARKETS VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                                          SIX MONTHS
                                                                             ENDED
                                                                            6/30/03          YEAR ENDED       YEAR ENDED
CLASS I                                                                   (UNAUDITED)         12/31/02         12/31/01
Net asset value, beginning of period                                     $      11.03       $      11.23     $      12.10
                                                                         ------------       ------------     ------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                          $       0.14       $       0.06     $       0.15
   Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                            1.57              (0.19)           (1.02)
                                                                         ------------       ------------     ------------
    Net increase (decrease) from investment operations                   $       1.71       $      (0.13)    $      (0.87)
Distributions to shareowners:
   Net income                                                                   (0.06)             (0.07)              --
   Net realized gain                                                               --                 --               --
                                                                         ------------       ------------     ------------
Net increase (decrease) in net asset value                               $       1.65       $      (0.20)    $      (0.87)
                                                                         ------------       ------------     ------------
Net asset value, end of period                                           $      12.68       $      11.03     $      11.23
                                                                         ============       ============     ============
Total return*                                                                   15.46%             (1.20)%          (7.19)%
Ratio of net expenses to average net assets+                                     1.75%**            1.75%            1.66%
Ratio of net investment income (loss) to average net assets+                     2.27%**            0.63%            1.30%
Portfolio turnover rate                                                           119%**             124%             175%
Net assets, end of period (in thousands)                                 $      5,962       $      5,886     $      6,896
Ratios with no waiver of management fees and assumption
   of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                  2.89%**            2.88%            3.83%
   Net investment income (loss)                                                  1.13%**           (0.50)%          (0.87)%
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                                  1.75%**            1.75%            1.66%
   Net investment income (loss)                                                  2.27%**            0.63%            1.30%


                                                                                                             10/30/98
                                                                          YEAR ENDED       YEAR ENDED           TO
CLASS I                                                                    12/31/00         12/31/99         12/31/98
Net asset value, beginning of period                                     $      18.75     $      10.49     $      10.00
                                                                         ------------     ------------     ------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                          $      (0.12)    $      (0.03)    $       0.00(a)
   Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                           (6.20)            8.29             0.49
                                                                         ------------     ------------     ------------
    Net increase (decrease) from investment operations                   $      (6.32)    $       8.26     $       0.49
Distributions to shareowners:
   Net income                                                                      --               --               --
   Net realized gain                                                            (0.33)              --               --
                                                                         ------------     ------------     ------------
Net increase (decrease) in net asset value                               $      (6.65)    $       8.26     $       0.49
                                                                         ------------     ------------     ------------
Net asset value, end of period                                           $      12.10     $      18.75     $      10.49
                                                                         ============     ============     ============
Total return*                                                                  (34.20)%          78.74%            4.90%
Ratio of net expenses to average net assets+                                     1.79%            1.88%            1.75%**
Ratio of net investment income (loss) to average net assets+                    (0.59)%          (0.74)%          (0.01)%**
Portfolio turnover rate                                                           156%             144%              60%**
Net assets, end of period (in thousands)                                 $      9,446     $      9,679     $        133
Ratios with no waiver of management fees and assumption
   of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                  2.45%            6.56%          104.83%**
   Net investment income (loss)                                                 (1.25)%          (5.42)%        (103.09)%**
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                                  1.75%            1.75%            1.75%**
   Net investment income (loss)                                                 (0.55)%          (0.61)%          (0.01)%**

(a)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER EUROPE VCT PORTFOLIO                    PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                                          SIX MONTHS
                                                                             ENDED
                                                                            6/30/03          YEAR ENDED       YEAR ENDED
CLASS I                                                                   (UNAUDITED)         12/31/02         12/31/01
Net asset value, beginning of period                                     $       6.82       $       8.42     $      11.07
                                                                         ------------       ------------     ------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                          $       0.09       $       0.05     $       0.01
   Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                            0.53              (1.65)           (2.51)
                                                                         ------------       ------------     ------------
    Net increase (decrease) from investment operations                   $       0.62       $      (1.60)    $      (2.50)
Distributions to shareowners:
   Net investment income                                                        (0.03)                --            (0.15)
   Net realized gain                                                                                                   --
                                                                         ------------       ------------     ------------
Net increase (decrease) in net asset value                               $       0.59       $      (1.60)    $      (2.65)
                                                                         ------------       ------------     ------------
Net asset value, end of period                                           $       7.41       $       6.82     $       8.42
                                                                         ============       ============     ============
Total return*                                                                    9.11%            (19.00)%         (22.66)%
Ratio of net expenses to average net assets+                                     1.50%**            1.50%            1.50%
Ratio of net investment income (loss) to average net assets+                     2.43%**            0.68%            0.25%
Portfolio turnover rate                                                            60%**              94%              73%
Net assets, end of period (in thousands)                                 $      8,396       $      8,696     $     12,417
Ratios with no waiver of management fees and assumption of
   expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                  2.69%**            2.21%            1.99%
   Net investment income (loss)                                                  1.24%**            0.03%           (0.24)%
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                                  1.50%**            1.50%            1.50%
   Net investment income (loss)                                                  2.43%**            0.68%            0.25%

                                                                                                             10/30/98
                                                                          YEAR ENDED       YEAR ENDED           TO
CLASS I                                                                    12/31/00         12/31/99         12/31/98
Net asset value, beginning of period                                     $      13.61     $      10.60     $      10.00
                                                                         ------------     ------------     ------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                          $      (0.06)    $       0.05     $         --
   Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                           (2.45)            2.97             0.60
                                                                         ------------     ------------     ------------
    Net increase (decrease) from investment operations                   $      (2.51)    $       3.02     $       0.60
Distributions to shareowners:
   Net investment income                                                        (0.02)              --               --
   Net realized gain                                                            (0.01)           (0.01)              --
                                                                         ------------     ------------     ------------
Net increase (decrease) in net asset value                               $      (2.54)    $       3.01     $       0.60
                                                                         ------------     ------------     ------------
Net asset value, end of period                                           $      11.07     $      13.61     $      10.60
                                                                         ============     ============     ============
Total return*                                                                  (18.46)%          28.47%            6.00%
Ratio of net expenses to average net assets+                                     1.48%            1.53%            1.50%
Ratio of net investment income (loss) to average net assets+                    (0.28)%           0.56%            0.00%
Portfolio turnover rate                                                            92%              60%               6%
Net assets, end of period (in thousands)                                 $     18,474     $     12,735     $      1,620
Ratios with no waiver of management fees and assumption of
   expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                  1.55%            2.58%           16.56%
   Net investment income (loss)                                                 (0.35)%          (0.49)%         (15.06)%
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                                  1.48%            1.50%            1.50%
   Net investment income (loss)                                                 (0.28)%           0.60%            0.00%

PIONEER INTERNATIONAL VALUE VCT PORTFOLIO       PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                                          SIX MONTHS
                                                                            ENDED
                                                                            6/30/03          YEAR ENDED       YEAR ENDED
CLASS I                                                                   (UNAUDITED)         12/31/02         12/31/01
Net asset value, beginning of period                                     $       7.79       $       9.00     $      11.83
                                                                         ------------       ------------     ------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                          $       0.11       $       0.03     $       0.02
   Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                            0.38              (1.23)           (2.83)
                                                                         ------------       ------------     ------------
   Net increase (decrease) from investment operations                    $       0.49       $      (1.20)    $      (2.81)
Distributions to shareowners:
   Net investment income                                                        (0.06)             (0.01)           (0.02)
   Net realized gain                                                               --                 --               --
                                                                         ------------       ------------     ------------
Net increase (decrease) in net asset value                               $       0.43       $      (1.21)    $      (2.83)
                                                                         ------------       ------------     ------------
Net asset value, end of period                                           $       8.22       $       7.79     $       9.00
                                                                         ============       ============     ============
Total return*                                                                    6.28%            (13.31)%         (23.74)%
Ratio of net expenses to average net assets+                                     1.57%**            1.46%            1.38%
Ratio of net investment income (loss) to average net assets+                     1.59%**            0.62%            0.21%
Portfolio turnover rate                                                           140%**              31%              39%
Net assets, end of period (in thousands)                                 $     19,977       $     21,271     $     32,083
Ratios with no waiver of management fees and assumption of
   expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                  1.57%**            1.46%            1.38%
   Net investment income                                                         1.59%**            0.62%            0.21%
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                                  1.57%**            1.46%            1.38%
   Net investment income                                                         1.59%**            0.62%            0.21%

                                                                          YEAR ENDED       YEAR ENDED       YEAR ENDED
CLASS I                                                                    12/31/00         12/31/99         12/31/98
Net asset value, beginning of period                                     $      15.38     $      10.79     $      12.23
                                                                         ------------     ------------     ------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                          $       0.01     $       0.07     $       0.09
   Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                           (3.45)            4.67            (0.45)
                                                                         ------------     ------------     ------------
   Net increase (decrease) from investment operations                    $      (3.44)    $       4.74     $      (0.36)
Distributions to shareowners:
   Net investment income                                                        (0.11)           (0.15)           (0.19)
   Net realized gain                                                               --               --            (0.89)
                                                                         ------------     ------------     ------------
Net increase (decrease) in net asset value                               $      (3.55)    $       4.59     $      (1.44)
                                                                         ------------     ------------     ------------
Net asset value, end of period                                           $      11.83     $      15.38     $      10.79
                                                                         ============     ============     ============
Total return*                                                                  (22.50)%          44.38%           (3.32)%
Ratio of net expenses to average net assets+                                     1.25%            1.22%            1.44%
Ratio of net investment income (loss) to average net assets+                     0.10%            0.01%            1.00%
Portfolio turnover rate                                                            55%              90%             113%
Net assets, end of period (in thousands)                                 $     48,380     $     69,192     $     51,525
Ratios with no waiver of management fees and assumption of
   expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                  1.25%            1.22%            1.47%
   Net investment income                                                         0.10%            0.01%            0.97%
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                                  1.25%            1.22%            1.43%
   Net investment income                                                         0.10%            0.01%            1.01%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER SMALL CAP VALUE VCT PORTFOLIO           PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                                          SIX MONTHS
                                                                             ENDED                               11/8/01
                                                                            6/30/03          YEAR ENDED             TO
CLASS I                                                                   (UNAUDITED)         12/31/02          12/31/01(a)
Net asset value, beginning of period                                     $       9.23       $      10.87       $      10.00
                                                                         ------------       ------------       ------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                          $       0.01       $      (0.01)      $       0.01
   Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                            1.12              (1.63)              0.86
                                                                         ------------       ------------       ------------
    Net increase (decrease) from investment operations                   $       1.13       $      (1.64)      $       0.87
Distributions to shareowners
   Net investment income                                                           --               0.00(c)              --
   Net realized gain                                                               --               0.00(c)              --
                                                                         ------------       ------------       ------------
Net increase (decrease) in net asset value                               $       1.13       $      (1.64)      $       0.87
                                                                         ------------       ------------       ------------
Net asset value, end of period                                           $      10.36       $       9.23       $      10.87
                                                                         ============       ============       ============
Total return*                                                                   12.24%            (15.08)%             8.70%
Ratio of net expenses to average net assets+                                     1.25%**            1.25%              1.21%**
Ratio of net investment income (loss) to average net assets+                     0.16%**           (0.05)%             0.86%**
Portfolio turnover rate                                                           151%**              50%                 0%**
Net assets, end of period (in thousands)                                 $      7,925       $      6,603       $        504
Ratios with no waiver of management fees and assumption of expenses by PIM:
   Net expenses                                                                  2.58%**            2.76%             77.48%**
   Net investment income (loss)                                                 (1.17)%**          (1.56)%           (75.41)%**
Ratios with waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                  1.25%**            1.25%              1.21%
   Net investment income (loss)                                                  0.16%**           (0.05)%             0.86%

PIONEER SMALL COMPANY VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                                          SIX MONTHS
                                                                             ENDED                               1/19/01
                                                                            6/30/03          YEAR ENDED             TO
CLASS I                                                                   (UNAUDITED)         12/31/02          12/31/01(b)
Net asset value, beginning of period                                     $       9.13       $      10.97       $      10.00
                                                                         ------------       ------------       ------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                          $       0.01       $       0.00(c)    $       0.02
   Net realized and unrealized gain (loss) on investments,
    futures contracts and foreign currency transactions                          0.64              (1.84)              0.95
                                                                         ------------       ------------       ------------
    Net increase (decrease) from investment operations                   $       0.65       $      (1.84)      $       0.97
Distribution to shareowners

   Net investment income                                                 $       0.00(c)              --                 --
                                                                         ------------       ------------       ------------
Net increase (decrease) in net asset value                               $       0.65       $      (1.84)      $       0.97
                                                                         ------------       ------------       ------------
Net asset value, end of period                                           $       9.78       $       9.13       $      10.97
                                                                         ============       ============       ============
Total return*                                                                    7.12%            (16.75)%             9.70%
Ratio of net expenses to average net assets+                                     1.25%**            1.25%              1.24%**
Ratio of net investment income (loss) to average net assets+                     0.22%**            0.07%              0.30%**
Portfolio turnover rate                                                            54%**              53%                72%**
Net assets, end of period (in thousands)                                 $      3,305       $      3,441       $      2,375
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                  2.53%**            2.68%              7.49%**
   Net investment income (loss)                                                 (1.06)%**          (1.36)%            (5.95)%**

(a) Shares of Pioneer Small Cap Value VCT Portfolio were first publicly offered on November 8, 2001.
(b) Shares of Pioneer Small Company VCT Portfolio were first publicly offered on January 19, 2001.
(c)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER MID CAP VALUE VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                                          SIX MONTHS
                                                                             ENDED
                                                                            6/30/03          YEAR ENDED       YEAR ENDED
CLASS I                                                                   (UNAUDITED)         12/31/02         12/31/01
Net asset value, beginning of period                                     $      14.94       $      17.35     $      17.79
                                                                         ------------       ------------     ------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                          $       0.05       $       0.07     $       0.07
   Net realized and unrealized gain (loss) on investments                        1.92              (1.97)            1.06
                                                                         ------------       ------------     ------------
   Net increase (decrease) from investment operations                    $       1.97       $      (1.90)    $       1.13
Distributions to shareowners:
   Net investment income                                                        (0.06)             (0.05)           (0.10)
   Net realized gain                                                               --              (0.46)           (1.47)
                                                                         ------------       ------------     ------------
Net increase (decrease) in net asset value                               $       1.91       $      (2.41)    $      (0.44)
                                                                         ------------       ------------     ------------
Net asset value, end of period                                           $      16.85       $      14.94     $      17.35
                                                                         ============       ============     ============
Total return*                                                                   13.16%            (11.21)%           6.49%
Ratio of net expenses to average net assets+                                     0.75%**            0.80%            0.79%
Ratio of net investment income (loss) to average net assets+                     0.57%**            0.46%            0.45%
Portfolio turnover rate                                                            58%**              68%              95%
Net assets, end of period (in thousands)                                 $    130,478       $    120,687     $    128,340
Ratio with no waiver of management fees and assumption of
   expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                  0.75%**            0.80%            0.79%
   Net investment income (loss)                                                  0.57%**            0.46%            0.45%
Ratio with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                                  0.75%**            0.80%            0.79%
   Net investment income (loss)                                                  0.57%**            0.46%            0.45%

                                                                          YEAR ENDED       YEAR ENDED       YEAR ENDED
CLASS I                                                                    12/31/00         12/31/99         12/31/98
Net asset value, beginning of period                                     $      16.26     $      14.49     $      16.15
                                                                         ------------     ------------     ------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                          $       0.13     $       0.13     $       0.12
   Net realized and unrealized gain (loss) on investments                        2.62             1.77            (0.65)
                                                                         ------------     ------------     ------------
   Net increase (decrease) from investment operations                    $       2.75     $       1.90     $      (0.53)
Distributions to shareowners:
   Net investment income                                                        (0.13)           (0.13)           (0.10)
   Net realized gain                                                            (1.09)              --            (1.03)
                                                                         ------------     ------------     ------------
Net increase (decrease) in net asset value                               $       1.53     $       1.77     $      (1.66)
                                                                         ------------     ------------     ------------
Net asset value, end of period                                           $      17.79     $      16.26     $      14.49
                                                                         ============     ============     ============
Total return*                                                                   18.00%           13.13%           (4.02)%
Ratio of net expenses to average net assets+                                     0.77%            0.76%            0.74%
Ratio of net investment income (loss) to average net assets+                     0.63%            0.77%            0.90%
Portfolio turnover rate                                                            85%              91%              81%
Net assets, end of period (in thousands)                                 $    111,466     $    120,526     $    113,359
Ratio with no waiver of management fees and assumption of
   expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                  0.77%            0.76%            0.74%
   Net investment income (loss)                                                  0.63%            0.77%            0.90%
Ratio with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                                  0.77%            0.76%            0.74%
   Net investment income (loss)                                                  0.63%            0.77%            0.90%

PIONEER GROWTH SHARES VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                                          SIX MONTHS
                                                                             ENDED
                                                                            6/30/03          YEAR ENDED       YEAR ENDED
CLASS I                                                                   (UNAUDITED)         12/31/02         12/31/01
Net asset value, beginning of period                                     $       9.75       $      14.95     $      18.39
                                                                         ------------       ------------     ------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                          $       0.00       $       0.00     $       0.01
   Net realized and unrealized gain (loss) on investments                        1.26              (5.19)           (3.45)
                                                                         ------------       ------------     ------------
    Net increase (decrease) from investment operations                   $       1.26       $      (5.19)    $      (3.44)
Distributions to shareowners:
   Net investment income                                                        (0.00)(a)          (0.01)              --
   Net realized gain                                                               --                 --               --
                                                                         ------------       ------------     ------------
Net increase (decrease) in net asset value                               $       1.26       $      (5.20)    $      (3.44)
                                                                         ------------       ------------     ------------
Net asset value, end of period                                           $      11.01       $       9.75     $      14.95
                                                                         ============       ============     ============
Total return*                                                                   12.94%            (34.71)%         (18.71)%
Ratio of net expenses to average net assets+                                     1.10%**            0.97%            0.85%
Ratio of net investment income (loss) to average net assets+                     0.00%**            0.01%            0.07%
Portfolio turnover rate                                                            33%**              86%             111%
Net assets, end of period (in thousands)                                 $     35,227       $     34,746     $     72,456
Ratios with no waiver of management fees and assumption of
   expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                  1.10%**            0.97%            0.85%
   Net investment income (loss)                                                  0.00%**            0.01%            0.07%
Ratios with waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                  1.10%**            0.97%            0.85%
   Net investment income (loss)                                                  0.00%**            0.01%            0.07%

                                                                          YEAR ENDED       YEAR ENDED       YEAR ENDED
CLASS I                                                                    12/31/00         12/31/99         12/31/98
Net asset value, beginning of period                                     $      21.92     $      20.34     $      15.34
                                                                         ------------     ------------     ------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                          $      (0.03)    $      (0.02)    $       0.00(a)
   Net realized and unrealized gain (loss) on investments                       (1.91)            1.64             5.00
                                                                         ------------     ------------     ------------
    Net increase (decrease) from investment operations                   $      (1.94)    $       1.62     $       5.00
Distributions to shareowners:
   Net investment income                                                           --            (0.01)           (0.00)(a)
   Net realized gain                                                            (1.59)           (0.03)              --
                                                                         ------------     ------------     ------------
Net increase (decrease) in net asset value                               $      (3.53)    $       1.58     $       5.00
                                                                         ------------     ------------     ------------
Net asset value, end of period                                           $      18.39     $      21.92     $      20.34
                                                                         ============     ============     ============
Total return*                                                                   (7.88)%           7.93%           32.60%
Ratio of net expenses to average net assets+                                     0.73%            0.76%            0.88%
Ratio of net investment income (loss) to average net assets+                    (0.11%)          (0.08%)           0.08%
Portfolio turnover rate                                                            95%              47%              28%
Net assets, end of period (in thousands)                                 $    105,855     $    162,730     $     85,670
Ratios with no waiver of management fees and assumption of
   expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                  0.73%            0.76%            0.92%
   Net investment income (loss)                                                 (0.11%)          (0.08%)          (0.04)%
Ratios with waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                  0.73%            0.76%            0.88%
   Net investment income (loss)                                                 (0.11%)          (0.08%)          (0.08)%

(a)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER REAL ESTATE SHARES VCT PORTFOLIO        PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                                          SIX MONTHS
                                                                             ENDED
                                                                            6/30/03          YEAR ENDED       YEAR ENDED
CLASS I                                                                   (UNAUDITED)         12/31/02         12/31/01
Net asset value, beginning of period                                     $      14.47       $      14.77     $      14.42
                                                                         ------------       ------------     ------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                          $       0.48       $       1.10     $       0.68
   Net realized and unrealized gain (loss) on investments                        1.27              (0.71)             0.4
                                                                         ------------       ------------     ------------
    Net increase (decrease) from investment operations                   $       1.75       $       0.39     $       1.08
Distributions to shareowners:
   Net investment income                                                        (0.36)             (0.69)           (0.56)
   Net realized gain                                                               --                 --               --
   Tax return of capital                                                           --                 --            (0.17)
                                                                         ------------       ------------     ------------
Net increase (decrease) in net asset value                               $       1.39       $      (0.30)    $       0.35
                                                                         ------------       ------------     ------------
Net asset value, end of period                                           $      15.86       $      14.47     $      14.77
                                                                         ============       ============     ============
Total return*                                                                   12.27%             (2.53)%           7.80%
Ratio of net expenses to average net assets+                                     0.90%**            1.07%            1.16%
Ratio of net investment income (loss) to average net assets+                     5.27%**            4.76%            4.71%
Portfolio turnover rate                                                            14%**              29%              34%
Net assets, end of period (in thousands)                                 $     28,899       $     29,873     $     33,026
Ratios with no waiver of management fees and assumption of
   expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                  0.90%**            1.07%            1.16%
   Net investment income (loss)                                                  5.27%**            4.76%            4.71%
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                                  0.90%**            1.07%            1.16%
   Net investment income (loss)                                                  5.27%**            4.76%            4.71%

                                                                          YEAR ENDED       YEAR ENDED       YEAR ENDED
CLASS I                                                                    12/31/00         12/31/99         12/31/98
Net asset value, beginning of period                                     $      11.73     $      13.07     $      16.90
                                                                         ------------     ------------     ------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                          $       0.71     $       0.66     $       0.60
   Net realized and unrealized gain (loss) on investments                        2.67            (1.20)           (3.72)
                                                                         ------------     ------------     ------------
    Net increase (decrease) from investment operations                   $       3.38     $      (0.54)    $      (3.12)
Distributions to shareowners:
   Net investment income                                                        (0.59)           (0.60)           (0.56)
   Net realized gain                                                               --            (0.12)           (0.15)
   Tax return of capital                                                        (0.10)           (0.08)              --
                                                                         ------------     ------------     ------------
Net increase (decrease) in net asset value                               $       2.69     $      (1.34)    $      (3.83)
                                                                         ------------     ------------     ------------
Net asset value, end of period                                           $      14.42     $      11.73     $      13.07
                                                                         ============     ============     ============
Total return*                                                                   29.51%           (4.17)%         (18.74)%
Ratio of net expenses to average net assets+                                     1.10%            1.15%            1.19%
Ratio of net investment income (loss) to average net assets+                     5.02%            5.07%            4.06%
Portfolio turnover rate                                                            31%              54%              18%
Net assets, end of period (in thousands)                                 $     32,982     $     28,318     $     35,579
Ratios with no waiver of management fees and assumption of
   expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                  1.10%            1.30%            1.20%
   Net investment income (loss)                                                  5.02%            4.92%            4.05%
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                                  1.10%            1.14%            1.19%
   Net investment income (loss)                                                  5.02%            5.08%            4.06%

PIONEER FUND VCT PORTFOLIO                      PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                                          SIX MONTHS
                                                                             ENDED
                                                                            6/30/03          YEAR ENDED       YEAR ENDED
CLASS I                                                                   (UNAUDITED)         12/31/02         12/31/01
Net asset value, beginning of period                                     $      15.28       $      19.08     $      22.67
                                                                         ------------       ------------     ------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                          $       0.10       $       0.19     $       0.17
   Net realized and unrealized gain (loss) on investments                        0.99              (3.81)           (2.57)
                                                                         ------------       ------------     ------------
    Net increase (decrease) from investment operations                   $       1.09       $      (3.62)    $      (2.40)
Distributions to shareowners:
   Net investment income                                                        (0.09)             (0.18)           (0.17)
   Net realized gain                                                               --                 --            (1.02)
                                                                         ------------       ------------     ------------
Net increase (decrease) in net asset value                               $       1.00       $      (3.80)    $      (3.59)
                                                                         ------------       ------------     ------------
Net asset value, end of period                                           $      16.28       $      15.28     $      19.08
                                                                         ============       ============     ============
Total return*                                                                    7.16%             19.03%          (10.85)%
Ratio of net expenses to average net assets+                                     0.81%**            0.80%            0.74%
Ratio of net investment income (loss) to average net assets+                     1.26%**            1.09%            0.83%
Portfolio turnover rate                                                            14%**              11%             7.0%
Net assets, end of period (in thousands)                                 $    138,967       $    141,892     $    199,160
Ratios with no waiver of management fees and
   assumption of expenses by PIM and no reduction for
   fees paid indirectly:
   Net expenses                                                                  0.81%**            0.80%            0.74%
   Net investment income (loss)                                                  1.26%**            1.09%            0.83%
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                                  0.81%**            0.80%            0.74%
   Net investment income (loss)                                                  1.26%**            1.09%            0.83%

                                                                          YEAR ENDED       YEAR ENDED       YEAR ENDED
CLASS I                                                                    12/31/00         12/31/99         12/31/98
Net asset value, beginning of period                                     $      22.70     $      19.76     $      15.80
                                                                         ------------     ------------     ------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                          $       0.18     $       0.16     $       0.15
   Net realized and unrealized gain (loss) on investments                        0.10             2.97             3.96
                                                                         ------------     ------------     ------------
    Net increase (decrease) from investment operations                   $       0.28     $       3.13     $       4.11
Distributions to shareowners:
   Net investment income                                                        (0.18)           (0.17)           (0.15)
   Net realized gain                                                            (0.13)           (0.02)              --
                                                                         ------------     ------------     ------------
Net increase (decrease) in net asset value                               $      (0.03)    $       2.94     $       3.96
                                                                         ------------     ------------     ------------
Net asset value, end of period                                           $      22.67     $      22.70     $      19.76
                                                                         ============     ============     ============
Total return*                                                                    1.22%           15.91%           26.12%
Ratio of net expenses to average net assets+                                     0.69%            0.70%            0.86%
Ratio of net investment income (loss) to average net assets+                     0.78%            0.82%            0.97%
Portfolio turnover rate                                                            37%               8%               4%
Net assets, end of period (in thousands)                                 $    222,107     $    204,927     $     89,860
Ratios with no waiver of management fees and
   assumption of expenses by PIM and no reduction for
   fees paid indirectly:
   Net expenses                                                                  0.69%            0.70%            0.87%
   Net investment income (loss)                                                  0.78%            0.82%            0.96%
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                                  0.69%            0.70%            0.86%
   Net investment income (loss)                                                  0.78%            0.82%            0.97%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY INCOME VCT PORTFOLIO             PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                                          SIX MONTHS
                                                                             ENDED
                                                                            6/30/03          YEAR ENDED       YEAR ENDED
CLASS I                                                                   (UNAUDITED)         12/31/02         12/31/01
Net asset value, beginning of period                                     $      15.11       $      18.40     $      21.28
                                                                         ------------       ------------     ------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                          $       0.19       $       0.42     $       0.40
   Net realized and unrealized gain (loss) on investments                        1.03              (3.30)           (1.86)
                                                                         ------------       ------------     ------------
    Net increase (decrease) from investment operations                   $       1.22       $      (2.88)    $      (1.46)
Distributions to shareowners:
   Net investment income                                                        (0.18)             (0.41)           (0.36)
   Net realized gain                                                               --                 --            (1.06)
                                                                         ------------       ------------     ------------
Net increase (decrease) in net asset value                               $       1.04       $      (3.29)    $      (2.88)
                                                                         ------------       ------------     ------------
Net asset value, end of period                                           $      16.15       $      15.11     $      18.40
                                                                         ============       ============     ============
Total return*                                                                    8.16%            (15.82)%          (6.97)%
Ratio of net expenses to average net assets+                                     0.72%**            0.80%            0.75%
Ratio of net investment income (loss) to average net assets+                     2.18%**            2.48%            2.07%
Portfolio turnover rate                                                            14%**              12%              13%
Net assets, end of period (in thousands)                                 $    139,905       $    133,258     $    164,019
Ratios with no waiver of management fees and assumption
   of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                  0.72%**            0.80%            0.75%
   Net investment income (loss)                                                  2.18%**            2.48%            2.07%
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                                  0.72%**            0.80%            0.75%
   Net investment income (loss)                                                  2.18%**            2.48%            2.07%

                                                                          YEAR ENDED       YEAR ENDED       YEAR ENDED
CLASS I                                                                    12/31/00         12/31/99         12/31/98
Net asset value, beginning of period                                     $      20.72     $      21.44     $      18.14
                                                                         ------------     ------------     ------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                          $       0.51     $       0.42     $       0.39
   Net realized and unrealized gain (loss) on investments                        2.28            (0.15)            3.52
                                                                         ------------     ------------     ------------
    Net increase (decrease) from investment operations                   $       2.79     $       0.27     $       3.91
Distributions to shareowners:
   Net investment income                                                        (0.49)           (0.41)           (0.39)
   Net realized gain                                                            (1.74)           (0.58)           (0.22)
                                                                         ------------     ------------     ------------
Net increase (decrease) in net asset value                               $       0.56     $      (0.72)    $       3.30
                                                                         ------------     ------------     ------------
Net asset value, end of period                                           $      21.28     $      20.72     $      21.44
                                                                         ============     ============     ============
Total return*                                                                   14.85%            1.21%           21.80%
Ratio of net expenses to average net assets+                                     0.71%            0.70%            0.71%
Ratio of net investment income (loss) to average net assets+                     2.40%            1.97%            2.04%
Portfolio turnover rate                                                            13%              23%              19%
Net assets, end of period (in thousands)                                 $    181,920     $    226,379     $    203,976
Ratios with no waiver of management fees and assumption
   of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                  0.71%            0.70%            0.71%
   Net investment income (loss)                                                  2.40%            1.97%            2.04%
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                                  0.71%            0.70%            0.71%
   Net investment income (loss)                                                  2.40%            1.97%            2.04%

PIONEER BALANCED VCT PORTFOLIO                  PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                                          SIX MONTHS
                                                                             ENDED
                                                                            6/30/03          YEAR ENDED       YEAR ENDED
CLASS I                                                                   (UNAUDITED)         12/31/02        12/31/01(b)
Net asset value, beginning of period                                     $      12.27       $      13.91     $      14.60
                                                                         ------------       ------------     ------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                          $       0.13       $       0.21     $       0.34
   Net realized and unrealized gain (loss) on investments                        0.98              (1.63)           (0.67)
                                                                         ------------       ------------     ------------
    Net increase (decrease) from investment operations                   $       1.11       $      (1.42)    $      (0.33)
Distributions to shareowners:
   Net investment income                                                        (0.13)             (0.22)           (0.36)
   Net realized gain                                                               --                 --               --
                                                                         ------------       ------------     ------------
Net increase (decrease) in net asset value                               $       0.98       $      (1.64)    $      (0.69)
                                                                         ------------       ------------     ------------
Net asset value, end of period                                           $      13.25       $      12.27     $      13.91
                                                                         ============       ============     ============
Total return*                                                                    9.10%            (10.27)%          (2.26)%
Ratio of net expenses to average net assets+                                     0.95%**            0.95%            0.84%
Ratio of net investment income (loss) to average net assets+                     1.98%**            1.62%            2.42%
Portfolio turnover rate                                                            34%**             179%             136%
Net assets, end of period (in thousands)                                 $     41,011       $     42,849     $     56,890
Ratios with no waiver of management fees and assumption of
   expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                  0.95%**            0.95%            0.84%
   Net investment income (loss)                                                  1.98%**            1.62%            2.42%
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                                  0.95%**            0.95%            0.84%
   Net investment income (loss)                                                  1.98%**            1.62%            2.42%

                                                                          YEAR ENDED       YEAR ENDED       YEAR ENDED
CLASS I                                                                    12/31/00         12/31/99         12/31/98
Net asset value, beginning of period                                     $      14.31     $      14.47     $      14.99
                                                                         ------------     ------------     ------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                          $       0.48     $       0.51     $       0.42
   Net realized and unrealized gain (loss) on investments                        0.29            (0.16)            0.00(a)
                                                                         ------------     ------------     ------------
    Net increase (decrease) from investment operations                   $       0.77     $       0.35     $       0.42
Distributions to shareowners:
   Net investment income                                                        (0.48)           (0.51)           (0.42)
   Net realized gain                                                               --               --            (0.52)
                                                                         ------------     ------------     ------------
Net increase (decrease) in net asset value                               $       0.29     $      (0.16)    $      (0.52)
                                                                         ------------     ------------     ------------
Net asset value, end of period                                           $      14.60     $      14.31     $      14.47
                                                                         ============     ============     ============
Total return*                                                                    5.45%            2.53%            2.64%
Ratio of net expenses to average net assets+                                     0.82%            0.78%            0.80%
Ratio of net investment income (loss) to average net assets+                     3.21%            3.58%            2.93%
Portfolio turnover rate                                                            15%              59%             104%
Net assets, end of period (in thousands)                                 $     59,545     $     72,669     $     66,930
Ratios with no waiver of management fees and assumption of
   expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                  0.82%            0.78%            0.80%
   Net investment income (loss)                                                  3.21%            3.58%            2.93%
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                                  0.82%            0.77%            0.80%
   Net investment income (loss)                                                  3.21%            3.59%            2.93%

(a)  Amount rounds to less than one cent per share.
(b) The Portfolio began accreting discounts and amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income by $0.00, increase net realized and unrealized gain (loss) by $0.00 (both amounts round to less than one cent per share) and resulted in no change in the ratio of net investment income to average net assets assuming waiver of management fees by PIM and reduction for fees paid indirectly. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER HIGH YIELD VCT PORTFOLIO                PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                                           SIX MONTHS
                                                                              ENDED                                     5/1/00
                                                                             6/30/03       YEAR ENDED    YEAR ENDED       TO
CLASS I                                                                    (UNAUDITED)      12/31/02      12/31/01     12/31/00
Net asset value, beginning of period                                        $     9.27     $    10.33    $     9.82   $    10.00
                                                                            ----------     ----------    ----------   ----------
Increase (decrease) from investment operations:
   Net investment income (loss)                                             $     0.40     $     0.92    $     0.95   $     0.61
   Net realized and unrealized gain (loss) on investments                         1.53          (1.06)         0.62        (0.18)
                                                                            ----------     ----------    ----------   ----------
    Net increase (decrease) from investment operations                      $     1.93     $    (0.14)   $     1.57   $     0.43
Distributions to shareowners:
   Net investment income                                                         (0.40)         (0.92)        (0.95)       (0.61)
   Net realized gain                                                                --             --         (0.11)          --
                                                                            ----------     ----------    ----------   ----------
Net increase (decrease) in net asset value                                  $     1.53     $    (1.06)   $     0.51   $    (0.18)
                                                                            ----------     ----------    ----------   ----------
Net asset value, end of period                                              $    10.80     $     9.27    $    10.33   $     9.82
                                                                            ==========     ==========    ==========   ==========
Total return*                                                                    21.23%         (1.42)%       16.60%        4.12%
Ratio of net expenses to average net assets+                                      0.94%**        1.02%         1.15%        1.25%**
Ratio of net investment income (loss) to average net assets+                      8.07%**        9.39%         9.15%        9.18%**
Portfolio turnover rate                                                             47%**          42%           36%          33%**
Net assets, end of period (in thousands)                                    $   56,208     $   41,111    $   32,331   $    6,849
Ratios with no waiver of management fees and assumption
   of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                   0.94%**        1.02%         1.28%        2.35%**
   Net investment income (loss)                                                   8.07%**        9.39%         9.02%        8.08%**

PIONEER STRATEGIC INCOME VCT PORTFOLIO          PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                                SIX MONTHS
                                                                   ENDED                                                7/29/99
                                                                  6/30/03      YEAR ENDED   YEAR ENDED   YEAR ENDED       TO
CLASS I                                                         (UNAUDITED)     12/31/02     12/31/01     12/31/00     12/31/99
Net asset value, beginning of period                            $     9.67     $     9.33   $     9.43   $     9.75   $    10.00
                                                                ----------     ----------   ----------   ----------   ----------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $     0.32     $     0.65   $     0.67   $     0.73   $     0.28
   Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                 1.03           0.32        (0.04)       (0.32)       (0.21)
                                                                ----------     ----------   ----------   ----------   ----------
    Net increase (decrease) from investment operations          $     1.35     $     0.97   $     0.63   $     0.41   $     0.07
Distributions to shareowners:
   Net investment income                                             (0.32)         (0.63)       (0.67)       (0.73)       (0.28)
   Tax return of capital                                                --             --        (0.06)          --        (0.04)
                                                                ----------     ----------   ----------   ----------   ----------
Net increase (decrease) in net asset value                      $     1.03     $     0.34   $    (0.10)  $    (0.32)  $    (0.25)
                                                                ----------     ----------   ----------   ----------   ----------
Net asset value, end of period                                  $    10.70     $     9.67   $     9.33   $     9.43   $     9.75
                                                                ==========     ==========   ==========   ==========   ==========
Total return*                                                        14.19%         10.72%        6.90%        4.51%        0.70%
Ratio of net expenses to average net assets+                          1.24%**        1.25%        1.25%        1.30%        1.54%**
Ratio of net investment income (loss) to average net assets+          6.57%**        6.75%        7.16%        7.53%        6.46%**
Portfolio turnover rate                                                 55%**          50%          55%          54%          49%**
Net assets, end of period (in thousands)                        $   18,360     $   14,692   $    7,479   $    3,265   $    1,244
Ratios with no waiver of management fees and assumption of
   expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                       1.26%**        1.62%        2.44%        2.97%        8.68%**
   Net investment income (loss)                                       6.55%**        6.38%        5.97%        5.86%       (0.68)%**
Ratios with waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                       1.24%**        1.25%        1.25%        1.25%        1.25%**
   Net investment income (loss)                                       6.57%**        6.75%        7.16%        7.58%        6.75%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER AMERICA INCOME VCT PORTFOLIO            PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                                         SIX MONTHS
                                                                            ENDED
                                                                           6/30/03           YEAR ENDED       YEAR ENDED
CLASS I                                                                  (UNAUDITED)          12/31/02        12/31/01(a)
Net asset value, beginning of period                                     $      10.59       $      10.06     $       9.97
                                                                         ------------       ------------     ------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                          $       0.19       $       0.46     $       0.52
   Net realized and unrealized gain (loss) on investments                        0.01               0.56             0.12
                                                                         ------------       ------------     ------------
    Net increase (decrease) from investment operations                   $       0.20       $       1.02     $       0.64
Distributions to shareowners:
   Net investment income                                                        (0.20)             (0.49)           (0.55)
   Net realized gain                                                               --                 --               --
                                                                         ------------       ------------     ------------
Net increase (decrease) in net asset value                               $       0.00       $       0.53     $       0.09
                                                                         ------------       ------------     ------------
Net asset value, end of period                                           $      10.59       $      10.59     $      10.06
                                                                         ============       ============     ============
Total return*                                                                    1.90%             10.32%            6.48%
Ratio of net expenses to average net assets+                                     0.81%**            0.81%           83.00%
Ratio of net investment income (loss) to average net assets+                     3.81%**            4.39%            5.19%
Portfolio turnover rate                                                            46%**              54%              71%
Net assets, end of period (in thousands)                                 $     59,303       $     69,551     $     37,381
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                  0.81%**            0.81%            0.85%
   Net investment income (loss)                                                  3.81%**            4.39%            5.17%
Ratios assuming waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                                  0.81%**            0.81%            0.82%
   Net investment income (loss)                                                  3.81%**            4.39%            5.20%

                                                                          YEAR ENDED       YEAR ENDED       YEAR ENDED
CLASS I                                                                    12/31/00         12/31/99         12/31/98
Net asset value, beginning of period                                     $       9.47     $      10.29     $      10.04
                                                                         ------------     ------------     ------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                          $       0.58     $       0.56     $       0.55
   Net realized and unrealized gain (loss) on investments                        0.50            (0.81)            0.25
                                                                         ------------     ------------     ------------
    Net increase (decrease) from investment operations                   $       1.08     $      (0.25)    $       0.80
Distributions to shareowners:
   Net investment income                                                        (0.58)           (0.55)           (0.55)
   Net realized gain                                                               --            (0.01)              --
                                                                         ------------     ------------     ------------
Net increase (decrease) in net asset value                               $       0.50     $      (0.82)    $       0.25
                                                                         ------------     ------------     ------------
Net asset value, end of period                                           $       9.97     $       9.47     $      10.29
                                                                         ============     ============     ============
Total return*                                                                   11.76%           (2.52)%           8.15%
Ratio of net expenses to average net assets+                                     0.84%            0.81%            0.94%
Ratio of net investment income (loss) to average net assets+                     6.00%            5.64%            5.35%
Portfolio turnover rate                                                            55%              41%              36%
Net assets, end of period (in thousands)                                 $     25,791     $     29,779     $     28,822
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                  0.84%            0.81%            0.94%
   Net investment income (loss)                                                  6.00%            5.64%            5.35%
Ratios assuming waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                                  0.81%            0.79%            0.93%
   Net investment income (loss)                                                  6.03%            5.66%            5.36%

PIONEER MONEY MARKET VCT PORTFOLIO              PIONEER VARIABLE CONTRACTS TRUST

FINANCIAL HIGHLIGHTS

                                                                          SIX MONTHS
                                                                             ENDED
                                                                            6/30/03          YEAR ENDED       YEAR ENDED
CLASS I                                                                   (UNAUDITED)         12/31/02         12/31/01
Net asset value, beginning of period                                     $      1.000       $       1.00     $       1.00
                                                                         ------------       ------------     ------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                          $      0.004       $       0.01     $       0.03
                                                                         ------------       ------------     ------------
Distributions to shareowners:
   Net investment income                                                       (0.004)             (0.01)           (0.03)
                                                                         ------------       ------------     ------------
Net asset value, end of period                                           $      1.000       $       1.00     $       1.00
                                                                         ============       ============     ============
Total return*                                                                    0.35%              1.19%            3.39%
Ratio of net expenses to average net assets+                                     0.70%**            0.78%            0.78%
Ratio of net investment income (loss) to average net assets+                     0.72%**            1.11%            3.16%
Net assets, end of period (in thousands)                                 $     44,952       $     59,521     $     49,545
Ratios assuming no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                  0.70%**            0.78%            0.78%
   Net investment income (loss)                                                  0.72%**            1.11%            3.16%
Ratios assuming waiver of fees and assumption of expenses
   by PIM and reduction for fees paid indirectly:
   Net expenses                                                                  0.70%**            0.78%            0.78%
   Net investment income (loss)                                                  0.72%**            1.11%            3.16%

                                                                          YEAR ENDED       YEAR ENDED       YEAR ENDED
CLASS I                                                                    12/31/00         12/31/99         12/31/98
Net asset value, beginning of period                                     $       1.00     $       1.00     $       1.00
                                                                         ------------     ------------     ------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                          $       0.06     $       0.04     $       0.05
                                                                         ------------     ------------     ------------
Distributions to shareowners:
   Net investment income                                                        (0.06)           (0.04)           (0.05)
                                                                         ------------     ------------     ------------
Net asset value, end of period                                           $       1.00     $       1.00     $       1.00
                                                                         ============     ============     ============
Total return*                                                                    5.71%            4.38%            4.68%
Ratio of net expenses to average net assets+                                     0.76%            0.79%            0.92%
Ratio of net investment income (loss) to average net assets+                     5.58%            4.34%            4.55%
Net assets, end of period (in thousands)                                 $     36,979     $     37,347     $     21,497
Ratios assuming no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                  0.76%            0.79%            0.97%
   Net investment income (loss)                                                  5.58%            4.34%            4.50%
Ratios assuming waiver of fees and assumption of expenses
   by PIM and reduction for fees paid indirectly:
   Net expenses                                                                  0.75%            0.78%            0.92%
   Net investment income (loss)                                                  5.59%            4.35%            4.55%

(a) The Portfolio began accreting discounts and amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income by $0.00, increase net realized and unrealized gain (loss) by $0.00 (both amounts round to less than one cent per share) and to decrease the ratio of net investment income to average net assets assuming waiver of management fees by PIM and reduction for fees paid indirectly from 5.38% to 5.17%. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER VARIABLE CONTRACTS TRUST                PIONEER VARIABLE CONTRACTS TRUST

BALANCE SHEETS 6/30/03 (UNAUDITED)

                                                                      PIONEER
                                                                      EMERGING           PIONEER
                                                                      MARKETS             EUROPE
                                                                   VCT PORTFOLIO      VCT PORTFOLIO
ASSETS:
  Investment in securities, at value, (including securities
   loaned of $515,563,$0, $106,762, $269,768, $681,618,
   $9,531,429, $0, respectively) (cost $19,012,423,
   $10,461,913, $19,168,540, $6,718,925, $7,149,170,
   $218,930,845,$35,991,773, respectively)                        $    22,009,403    $    11,152,393
  Cash                                                                  1,042,128             85,311
  Cash held as collateral for futures contracts                                 -                  -
  Foreign currencies, at value                                            101,114             18,722
  Receivables -
   Investment securities sold                                             195,605
   Fund shares sold                                                        39,244             55,267
   Variation margin                                                             -                  -
   Dividends, interest and foreign taxes withheld                          87,630             45,555
   Forward foreign currency settlement contracts, net                           -                  -
   Forward foreign currency portfolio hedge contracts, open-net                 -                  -
   Due from Pioneer Investment Management, Inc.                               585                316
  Other                                                                     3,185                  -
                                                                  ---------------    ---------------
      Total assets                                                $    23,478,894    $    11,357,564
                                                                  ---------------    ---------------

LIABILITIES:
  Payables -
   Investment securities purchased                                $        78,930    $             -
   Fund shares repurchased                                                  5,570              5,724
   Dividends                                                                  703                  -
   Upon return of securities loaned                                       537,832                  -
   Variation margin                                                             -                  -
   Forward foreign currency settlement contracts, net                           1                  -
   Forward foreign currency portfolio hedge contracts, net                      -                  -
  Due to bank                                                                   -                  -
  Due to affiliates                                                        13,706              3,981
  Accrued expenses                                                         47,369             20,779
  Other                                                                         -                908
                                                                  ---------------    ---------------
      Total liabilities                                           $       684,111    $        31,392
                                                                  ---------------    ---------------

NET ASSETS:
  Paid-in capital                                                 $    29,165,366    $    19,712,250
  Accumulated net investment income (loss)                                141,444            115,354
  Accumulated undistributed net realized gain (loss)                   (9,510,316)        (9,197,836)
  Net unrealized gain (loss) on:
   Investments                                                          2,996,980            690,480
   Futures contracts                                                            -                  -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                      1,309              5,924
                                                                  ---------------    ---------------
      Total net assets                                            $    22,794,783    $    11,326,172
                                                                  ---------------    ---------------

NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
  Net assets                                                      $     5,962,006    $     8,396,372
  Shares outstanding                                                      470,226          1,132,632
                                                                  ---------------    ---------------
  Net asset value per share                                       $         12.68    $          7.41
  CLASS II:
  (Unlimited number of shares authorized)
  Net assets                                                      $    16,832,777    $     2,929,800
  Shares outstanding                                                    1,334,649            401,611
                                                                  ---------------    ---------------
  Net asset value per share                                       $         12.61    $          7.30

   The accompanying notes are an integral part of these financial statements.

                                                                      PIONEER             PIONEER           PIONEER
                                                                   INTERNATIONAL        SMALL CAP            SMALL
                                                                       VALUE              VALUE             COMPANY
                                                                   VCT PORTFOLIO      VCT PORTFOLIO      VCT PORTFOLIO
ASSETS:
  Investment in securities, at value, (including securities
   loaned of $515,563,$0, $106,762, $269,768, $681,618,
   $9,531,429, $0, respectively) (cost $19,012,423,
   $10,461,913, $19,168,540, $6,718,925, $7,149,170,
   $218,930,845,$35,991,773, respectively)                        $    19,976,823    $     7,299,151    $     7,126,769
  Cash                                                                    961,426            937,579            832,915
  Cash held as collateral for futures contracts                           111,323                  -             15,000
  Foreign currencies, at value                                                  -                                     -
  Receivables -
   Investment securities sold                                             229,982             44,880             14,227
   Fund shares sold                                                           371             35,160             55,778
   Variation margin                                                             -                  -                  -
   Dividends, interest and foreign taxes withheld                          95,922              9,069              6,374
   Forward foreign currency settlement contracts, net                           -                  -                  -
   Forward foreign currency portfolio hedge contracts, open-net                 -                  -                  -
   Due from Pioneer Investment Management, Inc.                                 -                417              3,226
  Other                                                                       359                  -                345
                                                                  ---------------    ---------------    ---------------
      Total assets                                                $    21,376,206    $     8,326,673    $     8,054,634
                                                                  ---------------    ---------------    ---------------

LIABILITIES:
  Payables -
   Investment securities purchased                                $     1,190,332    $             -    $             -
   Fund shares repurchased                                                 10,736              9,512             12,514
   Dividends                                                                    -                  -                  -
   Upon return of securities loaned                                       112,350            286,331            705,418
   Variation margin                                                             -                  -                675
   Forward foreign currency settlement contracts, net                       1,795                  -                  -
   Forward foreign currency portfolio hedge contracts, net                      -                  -                  -
  Due to bank                                                                   -                  -                  -
  Due to affiliates                                                        21,490              5,381              5,339
  Accrued expenses                                                         25,466             23,939             17,106
  Other                                                                     6,311                  -                  -
                                                                  ---------------    ---------------    ---------------
      Total liabilities                                           $     1,368,480    $       325,163    $       741,052
                                                                  ---------------    ---------------    ---------------

NET ASSETS:
  Paid-in capital                                                 $    36,366,366    $     8,550,135    $     8,139,290
  Accumulated net investment income (loss)                                161,718              5,607              3,396
  Accumulated undistributed net realized gain (loss)                  (17,348,667)        (1,134,458)          (802,546)
  Net unrealized gain (loss) on:
   Investments                                                            808,283            580,226            (22,401)
   Futures contracts                                                            -                  -             (4,157)
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                     20,026                  -                  -
                                                                  ---------------    ---------------    ---------------
      Total net assets                                            $    20,007,726    $     8,001,510    $     7,313,582
                                                                  ---------------    ---------------    ---------------

NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
  Net assets                                                      $    19,976,530    $     7,925,270    $     3,305,452
  Shares outstanding                                                    2,430,707            764,834            337,918
                                                                  ---------------    ---------------    ---------------
  Net asset value per share                                       $          8.22    $         10.36    $          9.78
  CLASS II:
  (Unlimited number of shares authorized)
  Net assets                                                      $        31,196    $        76,240    $     4,008,130
  Shares outstanding                                                        3,799              7,364            412,688
                                                                  ---------------    ---------------    ---------------
  Net asset value per share                                       $          8.21    $         10.35    $          9.71

                                                                      PIONEER            PIONEER
                                                                      MID CAP             GROWTH
                                                                       VALUE              SHARES
                                                                   VCT PORTFOLIO      VCT PORTFOLIO
ASSETS:
  Investment in securities, at value, (including securities
   loaned of $515,563,$0, $106,762, $269,768, $681,618,
   $9,531,429, $0, respectively) (cost $19,012,423,
   $10,461,913, $19,168,540, $6,718,925, $7,149,170,
   $218,930,845,$35,991,773, respectively)                        $   240,886,948    $    33,476,037
  Cash                                                                     89,471          2,206,390
  Cash held as collateral for futures contracts                                 -             30,000
  Foreign currencies, at value                                                  -                  -
  Receivables -
   Investment securities sold                                           2,969,246                  -
   Fund shares sold                                                     1,353,876            144,546
   Variation margin                                                             -                  -
   Dividends, interest and foreign taxes withheld                         215,997             25,956
   Forward foreign currency settlement contracts, net                           -                  -
   Forward foreign currency portfolio hedge contracts, open-net                 -                  -
   Due from Pioneer Investment Management, Inc.                                 -                  -
  Other                                                                       475                915
                                                                  ---------------    ---------------
      Total assets                                                $   245,516,013    $    35,883,844
                                                                  ---------------    ---------------

LIABILITIES:
  Payables -
   Investment securities purchased                                $     7,186,652    $             -
   Fund shares repurchased                                                234,144                530
   Dividends                                                                    -                  -
   Upon return of securities loaned                                     9,906,929                  -
   Variation margin                                                             -                  -
   Forward foreign currency settlement contracts, net                           -                  -
   Forward foreign currency portfolio hedge contracts, net                      -                  -
  Due to bank                                                                                      -
  Due to affiliates                                                       153,938             25,262
  Accrued expenses                                                         57,922             22,264
  Other                                                                        17                  -
                                                                  ---------------    ---------------
      Total liabilities                                           $    17,539,602    $        48,056
                                                                  ---------------    ---------------

NET ASSETS:
  Paid-in capital                                                 $   212,299,019    $    78,754,183
  Accumulated net investment income (loss)                                492,137             (1,182)
  Accumulated undistributed net realized gain (loss)                   (6,770,848)       (40,401,477)
  Net unrealized gain (loss) on:
   Investments                                                         21,956,103         (2,515,736)
   Futures contracts                                                            -                  -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                          -                  -
                                                                  ---------------    ---------------
      Total net assets                                            $   227,976,411    $    35,835,788
                                                                  ---------------    ---------------

NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
  Net assets                                                      $   130,478,221    $    35,226,564
  Shares outstanding                                                    7,744,185          3,198,205
                                                                  ---------------    ---------------
  Net asset value per share                                       $         16.85    $         11.01
  CLASS II:
  (Unlimited number of shares authorized)
  Net assets                                                      $    97,498,190    $       609,224
  Shares outstanding                                                    5,822,220             55,762
                                                                  ---------------    ---------------
  Net asset value per share                                       $         16.75    $         10.93

   The accompanying notes are an integral part of these financial statements.

                                                                      PIONEER
                                                                    REAL ESTATE          PIONEER
                                                                       SHARES              FUND
                                                                   VCT PORTFOLIO      VCT PORTFOLIO
ASSETS:
  Investment in securities, at value, (including securities
   loaned of $4,306,657$1,172,397, $3,039,048, $0, $1,656,195,
   $467,095, $0, $0, respectively) (cost $54,893,824,
   $198,511,196, $168,761,773, $37,330,306, $53,437,014,
   $17,394,030,$56,858,475, $45,831,479, respectively)            $    61,872,801    $   189,126,919
  Cash                                                                  1,749,210             52,168
  Cash held as collateral for futures contracts                                 -                  -
  Foreign currencies, at value                                                  -                  -
  Receivables -
   Investment securities sold                                             273,309                  -
   Fund shares sold                                                        85,364            296,685
   Variation margin                                                             -                  -
   Interest and Dividends, net of taxes withheld                          378,499            214,001
   Forward foreign currency settlement contracts, net                           -                  -
   Forward foreign currency portfolio hedge contracts, open-net                 -                  -
  Due from Pioneer Investment Management, Inc.                                  -                  -
  Other                                                                       415                548
                                                                  ---------------    ---------------
      Total assets                                                $    64,359,598    $   189,690,321
                                                                  ---------------    ---------------

LIABILITIES:
   Payables -
   Investment securities purchased                                $             -    $             -
   Fund shares repurchased                                                 60,623             72,937
   Dividends                                                                    -                  -
   Upon return for securities loaned                                    4,500,325          1,199,885
   Variation margin                                                             -                  -
   Forward foreign currency settlement contracts, net                           -                  -
   Forward foreign currency portfolio hedge contracts,                          -                  -
  Due to bank                                                                                      -
  Due to affiliates                                                        51,690            134,053
  Accrued expenses                                                         35,387             56,712
  Other -                                                                       -              2,156
                                                                  ---------------    ---------------
      Total liabilities                                           $     4,648,025    $     1,465,743
                                                                  ---------------    ---------------

NET ASSETS:
  Paid-in capital                                                 $    56,923,798    $   230,257,508
  Accumulated undistributed/(distributions in excess of)
   net investment income                                                  166,693             76,286
  Accumulated undistributed net realized gain (loss)                   (4,357,895)       (32,724,939)
  Net unrealized gain (loss) on:
   Investments                                                          6,978,977         (9,384,277)
   Futures contracts                                                            -                  -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                          -                  -
                                                                  ---------------    ---------------
   Total net assets                                               $    59,711,573    $   188,224,578
                                                                  ---------------    ---------------

NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
  Net assets                                                      $    28,899,714    $   138,967,353
  Shares outstanding                                                    1,822,079          8,533,545
                                                                  ---------------    ---------------
  Net asset value per share                                       $         15.86    $         16.28
  CLASS II:
  (Unlimited number of shares authorized)
  Net assets                                                      $    30,811,859    $    49,257,225
   Shares outstanding                                                   1,944,844          3,030,826
                                                                  ---------------    ---------------
   Net asset value per share                                      $         15.84    $         16.25

   The accompanying notes are an integral part of these financial statements.

                                                                      PIONEER                               PIONEER
                                                                       EQUITY            PIONEER              HIGH
                                                                       INCOME            BALANCED            YIELD
                                                                   VCT PORTFOLIO      VCT PORTFOLIO      VCT PORTFOLIO
ASSETS:
  Investment in securities, at value, (including securities
   loaned of $4,306,657$1,172,397, $3,039,048, $0, $1,656,195,
   $467,095, $0, $0, respectively) (cost $54,893,824,
   $198,511,196, $168,761,773, $37,330,306, $53,437,014,
   $17,394,030,$56,858,475, $45,831,479, respectively)            $   182,234,631    $    39,815,178    $    57,935,776
  Cash                                                                     83,530          1,264,718          1,555,939
  Cash held as collateral for futures contracts                                 -                  -                  -
  Foreign currencies, at value                                                  -
  Receivables -
   Investment securities sold                                                   -                  -             51,031
   Fund shares sold                                                       513,540                 44            151,926
   Variation margin                                                             -                  -                  -
   Interest and Dividends, net of taxes withheld                          314,067            206,852            830,778
   Forward foreign currency settlement contracts, net                           -                  -                  -
   Forward foreign currency portfolio hedge contracts, open-net                 -                  -                  -
  Due from Pioneer Investment Management, Inc.                                  -                  -                  -
  Other                                                                       493                437                356
                                                                  ---------------    ---------------    ---------------
      Total assets                                                $   183,146,261    $    41,287,229    $    60,525,806
                                                                  ---------------    ---------------    ---------------

LIABILITIES:
   Payables -
   Investment securities purchased                                $             -    $        83,711    $             -
   Fund shares repurchased                                                143,403             82,495             23,163
   Dividends                                                                    -                  -                104
   Upon return for securities loaned                                    3,166,730                  -          1,691,338
   Variation margin                                                             -                                     -
   Forward foreign currency settlement contracts, net                           -                  -                  -
   Forward foreign currency portfolio hedge contracts,                          -                  -                  -
  Due to bank                                                                                      -                  -
  Due to affiliates                                                       114,964             26,770             36,205
  Accrued expenses                                                         66,809             31,879             28,109
  Other -                                                                       -                  -                  -
                                                                  ---------------    ---------------    ---------------
      Total liabilities                                           $     3,491,906    $       224,855    $     1,778,919
                                                                  ---------------    ---------------    ---------------

NET ASSETS:
  Paid-in capital                                                 $   180,837,354    $    45,306,819    $    55,393,940
  Accumulated undistributed/(distributions in excess of)
   net investment income                                                1,250,792             21,302               (503)
  Accumulated undistributed net realized gain (loss)                  (15,906,649)        (6,750,619)        (1,145,312)
  Net unrealized gain (loss) on:
   Investments                                                         13,472,858          2,484,872          4,498,762
   Futures contracts                                                            -                  -                  -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                          -                  -                  -
                                                                  ---------------    ---------------    ---------------
   Total net assets                                               $   179,654,355    $    41,062,374    $    58,746,887
                                                                  ---------------    ---------------    ---------------

NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
  Net assets                                                      $   139,904,568    $    41,011,274    $    56,208,316
  Shares outstanding                                                    8,661,488          3,096,009          5,205,858
                                                                  ---------------    ---------------    ---------------
  Net asset value per share                                       $         16.15    $         13.25    $         10.80
  CLASS II:
  (Unlimited number of shares authorized)
  Net assets                                                      $    39,749,787    $        51,100    $     2,538,571
   Shares outstanding                                                   2,450,165              3,859            235,114
                                                                  ---------------    ---------------    ---------------
   Net asset value per share                                      $         16.22    $         13.24    $         10.80

                                                                      PIONEER           PIONEER            PIONEER
                                                                     STRATEGIC          AMERICA             MONEY
                                                                       INCOME            INCOME             MARKET
                                                                   VCT PORTFOLIO     VCT PORTFOLIO      VCT PORTFOLIO
ASSETS:
  Investment in securities, at value, (including securities
   loaned of $4,306,657$1,172,397, $3,039,048, $0, $1,656,195,
   $467,095, $0, $0, respectively) (cost $54,893,824,
   $198,511,196, $168,761,773, $37,330,306, $53,437,014,
   $17,394,030,$56,858,475, $45,831,479, respectively)            $    19,158,251   $    59,116,989    $    45,831,479
  Cash                                                                    228,746                 -                  -
  Cash held as collateral for futures contracts                                 -            20,142              5,608
  Foreign currencies, at value                                            204,448                 -                  -
  Receivables -
   Investment securities sold                                              92,600                 -                  -
   Fund shares sold                                                        78,896           103,915                  -
   Variation margin                                                             -                 -                  -
   Interest and Dividends, net of taxes withheld                          314,998           462,116            320,187
   Forward foreign currency settlement contracts, net                                             -                  -
   Forward foreign currency portfolio hedge contracts, open-net            16,325                 -                  -
  Due from Pioneer Investment Management, Inc.                                  -                 -                  -
  Other                                                                       491               828                838
                                                                  ---------------   ---------------    ---------------
      Total assets                                                $    20,094,755   $    59,703,990    $    46,158,112
                                                                  ---------------   ---------------    ---------------

LIABILITIES:
   Payables -
   Investment securities purchased                                $       812,437   $             -    $       851,729
   Fund shares repurchased                                                 38,196            73,352            303,566
   Dividends                                                                3,024                 -                  -
   Upon return for securities loaned                                      477,740                 -                  -
   Variation margin                                                             -                 -                  -
   Forward foreign currency settlement contracts, net                           -                 -                  -
   Forward foreign currency portfolio hedge contracts,                          -                 -                  -
  Due to bank                                                                   -                 -                  -
  Due to affiliates                                                        13,856            29,695             23,271
  Accrued expenses                                                         15,556            24,878             27,146
  Other -                                                                       -                 -                  -
                                                                  ---------------   ---------------    ---------------
      Total liabilities                                           $     1,360,809   $       127,925    $     1,205,712
                                                                  ---------------   ---------------    ---------------

NET ASSETS:
  Paid-in capital                                                 $    16,666,969   $    57,667,425    $    44,956,113
  Accumulated undistributed/(distributions in excess of)
   net investment income                                                   65,701          (176,208)                 -
  Accumulated undistributed net realized gain (loss)                      219,177          (173,666)            (3,713)
  Net unrealized gain (loss) on:
   Investments                                                          1,764,221         2,258,514                  -
   Futures contracts                                                            -                 -                  -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                     17,878                 -                  -
                                                                  ---------------   ---------------    ---------------
   Total net assets                                               $    18,733,946   $    59,576,065    $    44,952,400
                                                                  ---------------   ---------------    ---------------

NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
  Net assets                                                      $    18,360,299   $    59,302,693    $    44,952,400
  Shares outstanding                                                    1,716,031         5,600,495         44,960,070
                                                                  ---------------   ---------------    ---------------
  Net asset value per share                                       $         10.70   $         10.59    $          1.00
  CLASS II:
  (Unlimited number of shares authorized)
  Net assets                                                      $       373,647   $       273,372    $             -
   Shares outstanding                                                      34,940            25,819                  -
                                                                  ---------------   ---------------    ---------------
   Net asset value per share                                      $         10.69   $         10.59    $             -

   The accompanying notes are an integral part of these financial statements.

PIONEER VARIABLE CONTRACTS TRUST                PIONEER VARIABLE CONTRACTS TRUST

STATEMENTS OF OPERATIONS (UNAUDITED)

                                                                        PIONEER           PIONEER
                                                                  EMERGING MARKETS         EUROPE
                                                                    VCT PORTFOLIO      VCT PORTFOLIO

                                                                     SIX MONTHS          SIX MONTHS
                                                                        ENDED              ENDED
                                                                       6/30/03            6/30/03
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $42,979, $33,388,
   $53,771, $19, $33, $2,533, $895, and $0, respectively)        $          323,221   $       201,429
  Interest (net of foreign taxes withheld of $0, $0, $149,
   $0, $0, $0, $0 and $0, respectively)                                       3,683               401
  Income on securities loaned, net                                            1,115                 -
  Other                                                                       2,264                 -
                                                                 ------------------   ---------------
      Total investment income                                    $          330,283   $       201,830
                                                                 ------------------   ---------------

EXPENSES:
  Management fees                                                $           94,837   $        51,171
  Transfer agent fees                                                         1,506             1,362
  Distribution fees (Class II)                                               13,787             2,743
  Administrative fees                                                        18,596            18,596
  Custodian fees                                                             74,502            38,620
  Professional fees                                                          29,410            11,266
  Printing                                                                   10,396            11,947
  Fees and expenses of nonaffiliated trustees                                     -               349
  Miscellaneous                                                               4,475             4,754
                                                                 ------------------   ---------------
     Total expenses                                              $          247,509   $       140,808
     Less management fees waived and expenses assumed
      by Pioneer Investment Management, Inc.                                (89,444)          (60,633)
     Less fees paid indirectly                                                    -                 -
                                                                 ------------------   ---------------
     Net expenses                                                $          158,065   $        80,175
                                                                 ------------------   ---------------
      Net investment income (loss)                               $          172,218   $       121,655
                                                                 ------------------   ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                                   $         (149,989)  $      (299,270)
   Futures contracts                                                              -             4,777
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                      (19,762)            3,081
                                                                 ------------------   ---------------
                                                                 $         (169,751)  $      (291,412)
                                                                 ------------------   ---------------
  Change in net unrealized gain or loss from:
   Investments                                                   $        2,804,284   $     1,102,207
   Futures contracts                                                              -                 -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                        1,039               851
                                                                 ------------------   ---------------
                                                                 $        2,805,323   $     1,103,058
                                                                 ------------------   ---------------
  Net gain (loss) on investments, futures contracts
   and foreign currency transactions                             $        2,635,572   $       811,646
                                                                 ==================   ===============
  Net increase (decrease) in net assets resulting
   from operations                                               $        2,807,790   $       933,301
                                                                 ==================   ===============

   The accompanying notes are an integral part of these financial statements.

                                                                         PIONEER               PIONEER            PIONEER
                                                                   INTERNATIONAL VALUE     SMALL CAP VALUE     SMALL COMPANY
                                                                      VCT PORTFOLIO         VCT PORTFOLIO      VCT PORTFOLIO

                                                                        SIX MONTHS            SIX MONTHS         SIX MONTHS
                                                                          ENDED                 ENDED              ENDED
                                                                         6/30/03               6/30/03            6/30/03
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $42,979, $33,388,
   $53,771, $19, $33, $2,533, $895, and $0, respectively)         $             316,108   $          46,457   $        44,245
  Interest (net of foreign taxes withheld of $0, $0, $149,
   $0, $0, $0, $0 and $0, respectively)                                           1,646               2,818               659
  Income on securities loaned, net                                                5,232                 470             2,734
  Other                                                                               -                   -             1,011
                                                                  ---------------------   -----------------   ---------------
      Total investment income                                     $             322,986   $          49,745   $        48,649
                                                                  ---------------------   -----------------   ---------------

EXPENSES:
  Management fees                                                 $              98,439   $          26,513   $        24,497
  Transfer agent fees                                                               672                 724             1,877
  Distribution fees (Class II)                                                        -                  14             4,221
  Administrative fees                                                            18,596              18,632            18,509
  Custodian fees                                                                 17,602              13,588            10,284
  Professional fees                                                              13,194              12,183            11,286
  Printing                                                                        7,125              14,529            11,987
  Fees and expenses of nonaffiliated trustees                                       134                 361               361
  Miscellaneous                                                                   4,905               4,666             4,666
                                                                  ---------------------   -----------------   ---------------
     Total expenses                                               $             160,667   $          91,210   $        87,688
     Less management fees waived and expenses assumed
      by Pioneer Investment Management, Inc.                                          -             (47,071)          (41,820)
     Less fees paid indirectly                                                        -                   -                 -
                                                                  ---------------------   -----------------   ---------------
     Net expenses                                                 $             160,667   $          44,139   $        45,868
                                                                  ---------------------   -----------------   ---------------
      Net investment income (loss)                                $             162,319   $           5,606   $         2,781
                                                                  ---------------------   -----------------   ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                                    $          (1,186,441)  $        (433,779)  $      (386,861)
   Futures contracts                                                                  -               4,001             9,783
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                          (24,771)                  -               202
                                                                  ---------------------   -----------------   ---------------
                                                                  $          (1,211,212)  $        (429,778)  $      (376,876)
                                                                  ---------------------   -----------------   ---------------
  Change in net unrealized gain or loss from:
   Investments                                                    $           2,213,647   $       1,327,215   $       854,107
   Futures contracts                                                                  -               4,882             5,607
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                           11,609                                    (3)
                                                                  ---------------------   -----------------   ---------------
                                                                  $           2,225,256   $       1,332,097   $       859,711
                                                                  ---------------------   -----------------   ---------------
  Net gain (loss) on investments, futures contracts
   and foreign currency transactions                              $           1,014,044   $         902,319   $       482,835
                                                                  =====================   =================   ===============
  Net increase (decrease) in net assets resulting
   from operations                                                $           1,176,363   $         907,925   $       485,616
                                                                  =====================   =================   ===============

                                                                      PIONEER           PIONEER              PIONEER
                                                                   MID CAP VALUE     GROWTH SHARES     REAL ESTATE SHARES
                                                                   VCT PORTFOLIO     VCT PORTFOLIO        VCT PORTFOLIO

                                                                     SIX MONTHS        SIX MONTHS          SIX MONTHS
                                                                       ENDED             ENDED                ENDED
                                                                      6/30/03           6/30/03              6/30/03
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $42,979, $33,388,
   $53,771, $19, $33, $2,533, $895, and $0, respectively)         $     1,276,197   $       181,544   $          1,677,652
  Interest (net of foreign taxes withheld of $0, $0, $149,
   $0, $0, $0, $0 and $0, respectively)                                    55,449                 -                  3,017
  Income on securities loaned, net                                          2,656             3,221                    933
  Other                                                                     6,884                 -                      -
                                                                  ---------------   ---------------   --------------------
      Total investment income                                     $     1,341,186   $       184,765   $          1,681,602
                                                                  ---------------   ---------------   --------------------

EXPENSES:
  Management fees                                                 $       617,142   $       118,144   $            226,520
  Transfer agent fees                                                       1,040             1,157                  1,253
  Distribution fees (Class II)                                             89,519               321                 36,101
  Administrative fees                                                      25,334            18,477                 18,596
  Custodian fees                                                           30,377            11,247                 13,830
  Professional fees                                                        12,099            10,302                 13,980
  Printing                                                                 65,084            20,595                 27,396
  Fees and expenses of nonaffiliated trustees                               1,519               334                    794
  Miscellaneous                                                             6,540             5,192                  5,188
                                                                  ---------------   ---------------   --------------------
     Total expenses                                               $       848,654   $       185,769   $            343,658
     Less management fees waived and expenses assumed
      by Pioneer Investment Management, Inc.                                    -                 -                      -
     Less fees paid indirectly                                                  -                 -                      -
                                                                  ---------------   ---------------   --------------------
     Net expenses                                                 $       848,654   $       185,769   $            343,658
                                                                  ---------------   ---------------   --------------------
      Net investment income (loss)                                $       492,532   $        (1,004)  $          1,337,944
                                                                  ---------------   ---------------   --------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                                    $    (4,354,264)  $    (2,700,019)  $         (1,197,543)
   Futures contracts                                                            -                 -                      -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                          -                 -                      -
                                                                  ---------------   ---------------   --------------------
                                                                  $    (4,354,264)  $    (2,700,019)  $         (1,197,543)
                                                                  ---------------   ---------------   --------------------
  Change in net unrealized gain or loss from:
   Investments                                                    $    28,891,828   $     6,806,446   $          6,194,967
   Futures contracts                                                            -                 -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                          -                 -                      -
                                                                  ---------------   ---------------   --------------------
                                                                  $    28,891,828   $     6,806,446   $          6,194,967
                                                                  ---------------   ---------------   --------------------
  Net gain (loss) on investments, futures contracts
   and foreign currency transactions                              $    24,537,564   $     4,106,427   $          4,997,424
                                                                  ===============   ===============   ====================
  Net increase (decrease) in net assets resulting
   from operations                                                $    25,030,096   $     4,105,423   $          6,335,368
                                                                  ===============   ===============   ====================

   The accompanying notes are an integral part of these financial statements.

                                                               PIONEER            PIONEER
                                                                 FUND          EQUITY INCOME
                                                            VCT PORTFOLIO      VCT PORTFOLIO

                                                              SIX MONTHS         SIX MONTHS
                                                                ENDED              ENDED
                                                               6/30/03            6/30/03
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of
   $25,486, $0, $0, $0, $0 $0 and $0, respectively)        $     1,738,249    $     2,628,343
  Interest (net of foreign taxes withheld of $0, $0, $0,
   $0, $0, $0 and $0, respectively)                                 45,195             70,465
  Income on securities loaned, net                                   2,208              1,297
  Other                                                              2,341                  -
                                                           ---------------    ---------------
      Total investment income                              $     1,787,993    $     2,700,105
                                                           ---------------    ---------------

EXPENSES:
  Management fees                                          $       563,542    $       520,165
  Transfer agent fees                                                1,902              1,022
  Distribution fees (Class II)                                      49,648             39,191
  Administrative fees                                               43,872             32,049
  Custodian fees                                                    19,008             20,059
  Professional fees                                                 12,604             11,081
  Printing                                                          52,235             76,718
  Fees and expenses of nonaffiliated trustees                        1,597              1,389
  Miscellaneous                                                      6,740              6,444
                                                           ---------------    ---------------
     Total expenses                                        $       751,148    $       708,118
     Less management fees waived and expenses assumed
      by Pioneer Investment Management, Inc.                             -                  -
     Less fees paid indirectly                                           -                  -
                                                           ---------------    ---------------
     Net expenses                                          $       751,148    $       708,118
                                                           ---------------    ---------------
        Net investment income (loss)                       $     1,036,845    $     1,991,987
                                                           ---------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                             $    (7,122,124)   $    (1,143,505)
   Futures contracts                                                     -                  -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                (870)                 -
                                                           ---------------    ---------------
                                                           $    (7,122,994)   $    (1,143,505)
                                                           ---------------    ---------------
  Change in net unrealized gain or loss from:
   Investments                                             $    18,438,612    $    12,277,967
   Futures contracts                                                     -                  -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                   -                  -
                                                           ---------------    ---------------
                                                           $    18,438,612    $    12,277,967
                                                           ---------------    ---------------
  Net gain (loss) on investments, futures contracts
   and foreign currency transactions                       $    11,315,618    $    11,134,462
                                                           ===============    ===============
  Net increase (decrease) in net assets resulting
   from operations                                         $    12,352,463    $    13,126,449
                                                           ===============    ===============

   The accompanying notes are an integral part of these financial statements.

                                                               PIONEER            PIONEER              PIONEER
                                                               BALANCED          HIGH YIELD       STRATEGIC INCOME
                                                            VCT PORTFOLIO      VCT PORTFOLIO        VCT PORTFOLIO

                                                              SIX MONTHS         SIX MONTHS          SIX MONTHS
                                                                ENDED              ENDED                ENDED
                                                               6/30/03            6/30/03              6/30/03
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of
   $25,486, $0, $0, $0, $0 $0 and $0, respectively)        $       125,953    $        97,589    $              303
  Interest (net of foreign taxes withheld of $0, $0, $0,
   $0, $0, $0 and $0, respectively)                                455,229          2,099,294               644,542
  Income on securities loaned, net                                       -              7,752                 1,059
  Other                                                                  -                  -                     -
                                                           ---------------    ---------------    ------------------
      Total investment income                              $       581,182    $     2,204,635    $          645,904
                                                           ---------------    ---------------    ------------------

EXPENSES:
  Management fees                                          $       132,207    $       159,309    $           53,748
  Transfer agent fees                                                  669                496                   599
  Distribution fees (Class II)                                           4                292                    21
  Administrative fees                                               18,596             18,596                18,596
  Custodian fees                                                    14,615              9,744                 9,381
  Professional fees                                                 12,811             13,628                12,935
  Printing                                                          11,024             21,783                 4,100
  Fees and expenses of nonaffiliated trustees                          382                487                   361
  Miscellaneous                                                      5,163              4,985                 4,680
                                                           ---------------    ---------------    ------------------
     Total expenses                                        $       195,471    $       229,320    $          104,421
     Less management fees waived and expenses assumed
      by Pioneer Investment Management, Inc.                             -                  -                (2,197)
     Less fees paid indirectly                                           -                  -                     -
                                                           ---------------    ---------------    ------------------
     Net expenses                                          $       195,471    $       229,320    $          102,224
                                                           ---------------    ---------------    ------------------
        Net investment income (loss)                       $       385,711    $     1,975,315    $          543,680
                                                           ---------------    ---------------    ------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                             $      (126,155)   $      (454,133)   $          371,983
   Futures contracts                                                     -                  -                     -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                   -                  -               (74,178)
                                                           ---------------    ---------------    ------------------
                                                           $      (126,155)   $      (454,133)   $          297,805
                                                           ---------------    ---------------    ------------------
  Change in net unrealized gain or loss from:
   Investments                                             $     3,231,769    $     7,989,826    $        1,342,209
   Futures contracts                                                     -                  -                     -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                   -                  -                40,842
                                                           ---------------    ---------------    ------------------
                                                           $     3,231,769    $     7,989,826    $        1,383,051
                                                           ---------------    ---------------    ------------------
  Net gain (loss) on investments, futures contracts
   and foreign currency transactions                       $     3,105,614    $     7,535,693    $        1,680,856
                                                           ===============    ===============    ==================
  Net increase (decrease) in net assets resulting
   from operations                                         $     3,491,325    $     9,511,008    $        2,224,536
                                                           ===============    ===============    ==================

                                                                PIONEER            PIONEER
                                                            AMERICA INCOME       MONEY MARKET
                                                             VCT PORTFOLIO      VCT PORTFOLIO

                                                              SIX MONTHS          SIX MONTHS
                                                                 ENDED              ENDED
                                                                6/30/03            6/30/03
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of
   $25,486, $0, $0, $0, $0 $0 and $0, respectively)        $              -    $             -
  Interest (net of foreign taxes withheld of $0, $0, $0,
   $0, $0, $0 and $0, respectively)                               1,428,504            374,963
  Income on securities loaned, net                                        -                  -
  Other                                                                   -                  -
                                                           ----------------    ---------------
      Total investment income                              $      1,428,504    $       374,963
                                                           ----------------    ---------------

EXPENSES:
  Management fees                                          $        179,423    $       132,448
  Transfer agent fees                                                   800                742
  Distribution fees (Class II)                                           12                  -
  Administrative fees                                                18,596             18,596
  Custodian fees                                                     11,898             13,719
  Professional fees                                                  12,879             10,486
  Printing                                                           20,387              5,048
  Fees and expenses of nonaffiliated trustees                           796                  -
  Miscellaneous                                                       5,024              4,697
                                                           ----------------    ---------------
     Total expenses                                        $        249,815    $       185,736
     Less management fees waived and expenses assumed
      by Pioneer Investment Management, Inc.                              -                  -
     Less fees paid indirectly                                            -                  -
                                                           ----------------    ---------------
     Net expenses                                          $        249,815    $       185,736
                                                           ----------------    ---------------
        Net investment income (loss)                       $      1,178,689    $       189,227
                                                           ----------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                             $        221,154    $         1,700
   Futures contracts                                                      -                  -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                    -                  -
                                                           ----------------    ---------------
                                                           $        221,154    $         1,700
                                                           ----------------    ---------------
  Change in net unrealized gain or loss from:
   Investments                                             $       (179,850)   $             -
   Futures contracts                                                      -                  -
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                    -                  -
                                                           ----------------    ---------------
                                                           $       (179,850)   $             -
                                                           ----------------    ---------------
  Net gain (loss) on investments, futures contracts
   and foreign currency transactions                       $         41,304    $         1,700
                                                           ================    ===============
  Net increase (decrease) in net assets resulting
   from operations                                         $      1,219,993    $       190,927
                                                           ================    ===============

   The accompanying notes are an integral part of these financial statements.

PIONEER VARIABLE CONTRACTS TRUST                PIONEER VARIABLE CONTRACTS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                       PIONEER EMERGING
                                                            MARKETS                       PIONEER EUROPE
                                                         VCT PORTFOLIO                     VCT PORTFOLIO

                                                  SIX MONTHS                       SIX MONTHS
                                                    ENDED             YEAR            ENDED             YEAR
                                                   6/30/03           ENDED           6/30/03           ENDED
                                                 (UNAUDITED)        12/31/02       (UNAUDITED)        12/31/02
FROM OPERATIONS:
Net investment income (loss)                    $     172,218    $      72,830    $     121,655    $      77,491
Net realized gain (loss) on investments              (169,751)        (878,970)        (291,412)      (3,024,509)
Change in net unrealized gain or loss
   on investments, futures contracts and
   foreign currency transactions                    2,805,323          220,065        1,103,058          488,028
                                                -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets
       resulting from operations                $   2,807,790    $    (586,075)   $     933,301    $  (2,458,990)
                                                -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                      $     (25,890)   $     (59,364)   $     (36,322)   $           -
   Class II                                           (60,429)         (40,352)          (9,367)               -
Net realized gain
   Class I                                                  -                -                -                -
   Class II                                                 -                -                -                -
Tax return of capital
   Class I                                                  -                -                -                -
   Class II                                                 -                -                -                -
                                                -------------    -------------    -------------    -------------
     Total distributions to shareowners         $     (86,319)   $     (99,716)   $     (45,689)   $           -
                                                -------------    -------------    -------------    -------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                $   9,240,468    $  10,385,105    $   3,444,853    $  23,204,325
Reinvestment of distributions                          85,767           99,013           45,689                -
Cost of shares repurchased                         (3,991,243)      (9,817,734)      (3,576,830)     (23,035,621)
                                                -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets
       resulting from fund share transactions   $   5,334,992    $     666,384    $     (86,288)   $     168,704
                                                -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets      $   8,056,463    $     (19,407)   $     801,324    $  (2,290,286)
                                                -------------    -------------    -------------    -------------

NET ASSETS:
Beginning of period                             $  14,738,320    $  14,757,727    $  10,524,848    $  12,815,134
                                                -------------    -------------    -------------    -------------
End of period                                   $  22,794,783    $  14,738,320    $  11,326,172    $  10,524,848
                                                =============    =============    =============    =============
Accumulated undistributed/(distributions in
   excess of) net investment income             $     141,444    $      55,545    $     115,354    $      39,388
                                                =============    =============    =============    =============

   The accompanying notes are an integral part of these financial statements.

                                                            PIONEER                           PIONEER
                                                         INTERNATIONAL                    SMALL CAP VALUE
                                                      VALUE VCT PORTFOLIO                  VCT PORTFOLIO

                                                 SIX MONTHS                        SIX MONTHS
                                                    ENDED             YEAR            ENDED             YEAR
                                                   6/30/03           ENDED           6/30/03           ENDED
                                                 (UNAUDITED)        12/31/02       (UNAUDITED)        12/31/02
FROM OPERATIONS:
Net investment income (loss)                    $     162,319    $     169,644    $       5,606    $      (2,200)
Net realized gain (loss) on investments            (1,211,212)      (6,311,159)        (429,778)        (704,976)
Change in net unrealized gain or loss
   on investments, futures contracts and
   foreign currency transactions                    2,225,256        2,383,686        1,332,097         (768,908)
                                                -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets
       resulting from operations                $   1,176,363    $  (3,757,829)   $     907,925    $  (1,476,084)
                                                -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                      $    (146,246)   $     (43,705)   $           -    $        (188)
   Class II                                                (4)               -                -                -
Net realized gain
   Class I                                                  -                -                -              (62)
   Class II                                                 -                -                -                -
Tax return of capital
   Class I                                                  -                -                -                -
   Class II                                                 -                -                -                -
                                                -------------    -------------    -------------    -------------
     Total distributions to shareowners         $    (146,250)   $     (43,705)   $           -    $        (250)
                                                -------------    -------------    -------------    -------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                $   3,114,377    $   6,017,712    $  14,800,238    $  11,382,894
Reinvestment of distributions                         146,247           43,705                -              247
Cost of shares repurchased                         (5,554,332)     (13,071,764)     (14,309,864)      (3,807,810)
                                                -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets
       resulting from fund share transactions   $  (2,293,708)   $  (7,010,347)   $     490,374    $   7,575,331
                                                -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets      $  (1,263,595)   $ (10,811,881)   $   1,398,299    $   6,098,997
                                                -------------    -------------    -------------    -------------

NET ASSETS:
Beginning of period                             $  21,271,321    $  32,083,202    $   6,603,211    $     504,214
                                                -------------    -------------    -------------    -------------
End of period                                   $  20,007,726    $  21,271,321    $   8,001,510    $   6,603,211
                                                =============    =============    =============    =============
Accumulated undistributed/(distributions in
   excess of) net investment income             $     161,718    $     145,649    $       5,607    $           1
                                                =============    =============    =============    =============

                                                            PIONEER
                                                         SMALL COMPANY
                                                         VCT PORTFOLIO

                                                 SIX MONTHS
                                                    ENDED             YEAR
                                                   6/30/03           ENDED
                                                 (UNAUDITED)        12/31/02
FROM OPERATIONS:
Net investment income (loss)                    $       2,781    $      (2,253)
Net realized gain (loss) on investments              (376,876)        (290,679)
Change in net unrealized gain or loss
   on investments, futures contracts and
   foreign currency transactions                      859,711       (1,085,816)
                                                -------------    -------------
     Net increase (decrease) in net assets
       resulting from operations                $     485,616    $  (1,378,748)
                                                -------------    -------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                      $           -    $      (1,223)
   Class II                                                 -             (819)
Net realized gain
   Class I                                                  -                -
   Class II                                                 -                -
Tax return of capital
   Class I                                                  -                -
   Class II                                                 -                -
                                                -------------    -------------
     Total distributions to shareowners         $           -    $      (2,042)
                                                -------------    -------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                $   2,085,411    $   6,456,212
Reinvestment of distributions                               -            2,009
Cost of shares repurchased                         (2,116,879)      (1,530,967)
                                                -------------    -------------
     Net increase (decrease) in net assets
       resulting from fund share transactions   $     (31,468)   $   4,927,254
                                                -------------    -------------
     Net increase (decrease) in net assets      $     454,148    $   3,546,464
                                                -------------    -------------

NET ASSETS:
Beginning of period                             $   6,859,434    $   3,312,970
                                                -------------    -------------
End of period                                   $   7,313,582    $   6,859,434
                                                =============    =============
Accumulated undistributed/(distributions in
   excess of) net investment income             $       3,396    $         615
                                                =============    =============

   The accompanying notes are an integral part of these financial statements.

                                                     PIONEER MID CAP VALUE             PIONEER GROWTH SHARES
                                                         VCT PORTFOLIO                     VCT PORTFOLIO

                                                  SIX MONTHS                        SIX MONTHS
                                                    ENDED             YEAR            ENDED             YEAR
                                                   6/30/03           ENDED           6/30/03           ENDED
                                                 (UNAUDITED)        12/31/02       (UNAUDITED)        12/31/02
FROM OPERATIONS:
Net investment income (loss)                    $     492,532    $     692,951    $      (1,004)   $       4,320
Net realized gain (loss) on investments            (4,354,264)        (604,669)      (2,700,019)     (21,487,880)
Change in net unrealized gain or loss
   on investments, futures contracts and
   foreign currency transactions                   28,891,828      (24,313,838)       6,806,446       (2,222,350)
                                                -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets
       resulting from operations                $  25,030,096    $ (24,225,556)   $   4,105,423    $ (23,705,910)
                                                -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                      $    (438,494)   $    (418,823)   $      (4,477)   $     (55,371)
   Class II                                          (236,135)        (123,345)               -                -
Net realized gain
   Class I                                                  -       (3,695,361)               -                -
   Class II                                                 -       (1,420,452)               -                -
Tax return of capital
   Class I                                                  -                -                -                -
   Class II                                                 -                -                -                -
                                                -------------    -------------    -------------    -------------
     Total distributions to shareowners         $    (674,629)   $  (5,657,981)   $      (4,477)   $     (55,371)
                                                -------------    -------------    -------------    -------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                $  47,077,487    $ 113,623,860    $   1,252,189    $   1,191,751
Reinvestment of distributions                         674,612        5,657,981            4,477           55,371
Cost of shares repurchased                        (25,856,388)     (46,207,577)      (4,530,390)     (15,591,853)
                                                -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets
       resulting from fund share transactions   $  21,895,711    $  73,074,264    $  (3,273,724)   $ (14,344,731)
                                                -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets      $  46,251,178    $  43,190,727    $     827,222    $ (38,106,012)
                                                -------------    -------------    -------------    -------------

NET ASSETS:
Beginning of period                             $ 181,725,233    $ 138,534,506    $  35,008,566    $  73,114,578
                                                -------------    -------------    -------------    -------------
End of period                                   $ 227,976,411    $ 181,725,233    $  35,835,788    $  35,008,566
                                                =============    =============    =============    =============
Accumulated undistributed/(distributions in
   excess of) net investment income (loss)      $     492,137    $     674,234    $      (1,182)   $       4,299
                                                =============    =============    =============    =============

   The accompanying notes are an integral part of these financial statements.

                                                  PIONEER REAL ESTATE SHARES               PIONEER FUND
                                                         VCT PORTFOLIO                     VCT PORTFOLIO

                                                 SIX MONTHS                        SIX MONTHS
                                                    ENDED             YEAR            ENDED             YEAR
                                                   6/30/03           ENDED           6/30/03           ENDED
                                                 (UNAUDITED)        12/31/02       (UNAUDITED)        12/31/02
FROM OPERATIONS:
Net investment income (loss)                    $   1,337,944    $   2,492,943    $   1,036,845    $   2,080,084
Net realized gain (loss) on investments            (1,197,543)       1,113,384       (7,122,994)     (18,575,951)
Change in net unrealized gain or loss
   on investments, futures contracts and
   foreign currency transactions                    6,194,967       (3,941,737)      18,438,612      (27,945,273)
                                                -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets
       resulting from operations                $   6,335,368    $    (335,410)   $  12,352,463    $ (44,441,140)
                                                -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                      $    (659,124)   $  (1,521,318)   $    (776,256)   $  (1,805,575)
   Class II                                          (650,123)      (1,232,076)        (195,191)        (263,066)
Net realized gain
   Class I                                                  -                -                -                -
   Class II                                                 -                -                -                -
Tax return of capital
   Class I                                                  -                -                -                -
   Class II                                                 -                -                -                -
                                                -------------    -------------    -------------    -------------
     Total distributions to shareowners         $  (1,309,247)   $  (2,753,394)   $    (971,447)   $  (2,068,641)
                                                -------------    -------------    -------------    -------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                $   2,596,538    $  39,665,104    $  21,145,375    $  54,299,089
Reinvestment of distributions                       1,309,247        2,753,394          971,450        2,068,642
Cost of shares repurchased                        (11,078,117)     (22,469,623)     (23,383,484)     (43,581,678)
                                                -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets
       resulting from fund share transactions   $  (7,172,332)   $  19,948,875    $  (1,266,659)   $  12,786,053
                                                -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets      $  (2,146,211)   $  16,860,071    $  10,114,357    $  33,723,728
                                                -------------    -------------    -------------    -------------

NET ASSETS:
Beginning of period                             $  61,857,784    $  44,997,713    $ 178,110,221    $ 211,833,949
                                                -------------    -------------    -------------    -------------
End of period                                   $  59,711,573    $  61,857,784    $ 188,224,578    $ 178,110,221
                                                =============    =============    =============    =============
Accumulated undistributed/(distributions in
   excess of) net investment income (loss)      $     166,693    $     137,996    $      76,286    $      10,888
                                                =============    =============    =============    =============

                                                     PIONEER EQUITY INCOME
                                                         VCT PORTFOLIO

                                                  SIX MONTHS
                                                    ENDED             YEAR
                                                   6/30/03           ENDED
                                                 (UNAUDITED)        12/31/02
FROM OPERATIONS:
Net investment income (loss)                    $   1,991,987    $   4,268,983
Net realized gain (loss) on investments            (1,143,505)      (8,261,714)
Change in net unrealized gain or loss
   on investments, futures contracts and
   foreign currency transactions                   12,277,967      (27,486,806)
                                                -------------    -------------
     Net increase (decrease) in net assets
       resulting from operations                $  13,126,449    $ (31,479,537)
                                                -------------    -------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                      $  (1,538,543)   $  (3,650,009)
   Class II                                          (351,917)        (551,010)
Net realized gain
   Class I                                                  -                -
   Class II                                                 -                -
Tax return of capital
   Class I                                                  -                -
   Class II                                                 -                -
                                                -------------    -------------
     Total distributions to shareowners         $  (1,890,460)   $  (4,201,019)
                                                -------------    -------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                $  24,000,663    $  49,351,660
Reinvestment of distributions                       1,890,691        4,201,019
Cost of shares repurchased                        (17,814,481)     (39,497,483)
                                                -------------    -------------
     Net increase (decrease) in net assets
       resulting from fund share transactions   $   8,076,873    $  14,055,196
                                                -------------    -------------
     Net increase (decrease) in net assets      $  19,312,862    $ (21,625,360)
                                                -------------    -------------

NET ASSETS:
Beginning of period                             $ 160,341,493    $ 181,966,853
                                                -------------    -------------
End of period                                   $ 179,654,355    $ 160,341,493
                                                =============    =============
Accumulated undistributed/(distributions in
   excess of) net investment income (loss)      $   1,250,792    $   1,149,345
                                                =============    =============

   The accompanying notes are an integral part of these financial statements.

                                                       PIONEER BALANCED
                                                         VCT PORTFOLIO

                                                  SIX MONTHS
                                                    ENDED             YEAR
                                                   6/30/03           ENDED
                                                 (UNAUDITED)        12/31/02
FROM OPERATIONS:
Net investment income (loss)                    $     385,711    $     807,085
Net realized gain (loss) on investments              (126,155)      (5,427,861)
Change in net unrealized gain or loss
   on investments, futures contracts and
   foreign currency transactions                    3,231,769       (1,161,669)
                                                -------------    -------------
     Net increase (decrease) in net assets
       resulting from operations                $   3,491,325    $  (5,782,445)
                                                -------------    -------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                      $    (414,411)   $    (838,807)
   Class II                                              (158)               -
Net realized gain
   Class I                                                  -                -
   Class II                                                 -                -
Tax return of capital
   Class I                                                  -                -
   Class II                                                 -                -
                                                -------------    -------------
     Total distributions to shareowners         $    (414,569)   $    (838,807)
                                                -------------    -------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                $     165,153    $   2,188,541
Reinvestment of distributions                         414,567          838,807
Cost of shares repurchased                         (5,442,731)     (10,447,197)
                                                -------------    -------------
     Net increase (decrease) in net assets
       resulting from fund share transactions   $  (4,863,011)   $  (7,419,849)
                                                -------------    -------------
     Net increase (decrease) in net assets      $  (1,786,255)   $ (14,041,101)
                                                -------------    -------------

NET ASSETS:
Beginning of period                             $  42,848,629    $  56,889,730
                                                -------------    -------------
End of period                                   $  41,062,374    $  42,848,629
                                                =============    =============
Accumulated undistributed/(distributions
   in excess of) net investment income          $      22,717    $      50,160
                                                =============    =============

   The accompanying notes are an integral part of these financial statements.

                                                   PIONEER STRATEGIC INCOME           PIONEER AMERICA INCOME
                                                         VCT PORTFOLIO                     VCT PORTFOLIO

                                                  SIX MONTHS                        SIX MONTHS
                                                    ENDED             YEAR            ENDED             YEAR
                                                   6/30/03           ENDED           6/30/03           ENDED
                                                 (UNAUDITED)        12/31/02       (UNAUDITED)        12/31/02
FROM OPERATIONS:
Net investment income (loss)                    $     543,680    $     713,959    $   1,178,689    $   2,203,726
Net realized gain (loss) on investments               297,805          138,737          221,154          144,048
Change in net unrealized gain or loss
   on investments, futures contracts and
   foreign currency transactions                    1,383,051          332,245         (179,850)       2,378,668
                                                -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets
       resulting from operations                $   2,224,536    $   1,184,941    $   1,219,993    $   4,726,442
                                                -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                      $    (530,696)   $    (692,603)   $  (1,242,443)   $  (2,315,833)
   Class II                                              (616)               -             (218)               -
Net realized gain
   Class I                                                  -                -                -                -
   Class II                                                 -                -                -                -
Tax return of capital
   Class I                                                  -                -                -                -
   Class II                                                 -                -                -                -
                                                -------------    -------------    -------------    -------------
     Total distributions to shareowners         $    (531,312)   $    (692,603)   $  (1,242,661)   $  (2,315,833)
                                                -------------    -------------    -------------    -------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                $  20,833,658    $  10,603,630    $  68,813,472    $  43,606,478
Reinvestment of distributions                         514,597          660,491        1,242,658        2,315,834
Cost of shares repurchased                        (18,999,907)      (4,543,210)     (80,008,176)     (16,163,107)
                                                -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets
       resulting from fund share transactions   $   2,348,348    $   6,720,911    $  (9,952,046)   $  29,759,205
                                                -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets      $   4,041,572    $   7,213,249    $  (9,974,714)   $  32,169,814
                                                -------------    -------------    -------------    -------------

NET ASSETS:
Beginning of period                             $  14,692,374    $   7,479,125    $  69,550,779    $  37,380,965
                                                -------------    -------------    -------------    -------------
End of period                                   $  18,733,946    $  14,692,374    $  59,576,065    $  69,550,779
                                                =============    =============    =============    =============
Accumulated undistributed/(distributions
   in excess of) net investment income          $      65,701    $      53,333    $    (176,208)   $    (112,236)
                                                =============    =============    =============    =============

                                                     PIONEER MONEY MARKET
                                                         VCT PORTFOLIO

                                                  SIX MONTHS
                                                    ENDED             YEAR
                                                   6/30/03           ENDED
                                                 (UNAUDITED)        12/31/02
FROM OPERATIONS:
Net investment income (loss)                    $     189,227    $     631,097
Net realized gain (loss) on investments                 1,700           (5,413)
Change in net unrealized gain or loss
   on investments, futures contracts and
   foreign currency transactions                            -                -
                                                -------------    -------------
     Net increase (decrease) in net assets
       resulting from operations                $     190,927    $     625,684
                                                -------------    -------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I                                      $    (189,227)   $    (631,097)
   Class II                                                 -                -
Net realized gain
   Class I                                                  -          (41,701)
   Class II                                                 -                -
Tax return of capital
   Class I                                                  -                -
   Class II                                                 -                -
                                                -------------    -------------
     Total distributions to shareowners         $    (189,227)   $    (672,798)
                                                -------------    -------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                $  12,464,894    $  65,817,777
Reinvestment of distributions                         189,225          672,789
Cost of shares repurchased                        (27,224,112)     (56,467,574)
                                                -------------    -------------
     Net increase (decrease) in net assets
       resulting from fund share transactions   $ (14,569,993)   $  10,022,992
                                                -------------    -------------
     Net increase (decrease) in net assets      $ (14,568,293)   $   9,975,878
                                                -------------    -------------

NET ASSETS:
Beginning of period                             $  59,520,693    $  49,544,815
                                                -------------    -------------
End of period                                   $  44,952,400    $  59,520,693
                                                =============    =============
Accumulated undistributed/(distributions
   in excess of) net investment income          $           -    $           -
                                                =============    =============

   The accompanying notes are an integral part of these financial statements.

PIONEER VARIABLE CONTRACTS TRUST

NOTES TO FINANCIAL STATEMENTS 6/30/03 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Pioneer Variable Contracts Trust (the Trust) is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of sixteen separate portfolios (collectively, the Portfolios, individually the Portfolio) as follows:

PORTFOLIOS:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio) Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio) Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio)
   Pioneer Value VCT Portfolio (Value Portfolio)(Class II only)

Portfolio shares may be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of Emerging Markets Portfolio, Europe Portfolio and International Value Portfolio is to seek long-term capital growth. Small Company Portfolio and Small Cap Value Portfolio seeks capital appreciation. Mid-Cap Value Portfolio and Growth Shares Portfolio seek capital appreciation. Real Estate Shares Portfolio pursues long-term capital growth, with current income as a secondary objective. Fund Portfolio seeks reasonable income and growth of capital. Equity Income Portfolio seeks current income and long-term capital growth. Balanced Portfolio's investment objectives are capital growth and current income. High Yield Portfolio seeks to maximize total return through a combination of income and capital appreciation. Strategic Income Portfolio seeks to produce a high level of current income. America Income Portfolio seeks a high level of current income as consistent with preservation of capital. Money Market Portfolio invests for current income consistent with preserving capital and providing liquidity.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America and require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION
   Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded, are determined as of such times.

   Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Temporary cash investments and securities held by Money Market Portfolio are valued at amortized cost.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

   Because the Real Estate Shares Portfolio may invest a substantial portion of its assets in Real Estate Investment Trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

   Emerging Markets and International Value Portfolios' investments in emerging markets or countries with limited or developing markets may subject the Portfolios to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Portfolios' investments and income generated by these investments, as well as the Portfolios' ability to repatriate such amounts.

   The High Yield Portfolio invests in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

   Small capitalization stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies.

B. FUTURES CONTRACTS
   The Portfolios may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolios are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolios, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolios. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of June 30, 2003, open contracts are shown at the bottom of this page.

C. FOREIGN CURRENCY TRANSLATION
   The books and records of the Portfolios are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

                                                NUMBER OF
                                                CONTRACTS        SETTLEMENT                        UNREALIZED
PORTFOLIO                        TYPE          LONG/(SHORT)        MONTH         MARKET VALUE     GAIN/(LOSS)
-------------------------------------------------------------------------------------------------------------
Small Company Portfolio      Russell 2000           1              Sep-03         $  224,200        (4,157)

D. FORWARD FOREIGN CURRENCY CONTRACTS
   Certain Portfolios are authorized to enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolios' financial statements. The Portfolios record realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see
   Note 8).

E. TAXES
   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Portfolios may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the six months ended June 30, 2003, no such taxes were paid.

   In determining the daily net asset value, the Portfolios estimate the reserve for such taxes, if any, associated with investments in certain countries. Any estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. Any estimated reserve for repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding period of such investments and the related tax rates and other such factors. As of June 30, 2003, the Portfolios had no reserves related to capital gains taxes or taxes on the repatriation of foreign currencies.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   A portion of the dividend income recorded by the Real Estate Shares Portfolio is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital, are recorded by the Trust as a reduction of the cost basis of the securities held.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2002, certain Portfolios had capital loss carryforwards as follows:

                                                                      YEARS OF
PORTFOLIO                                               AMOUNT       EXPIRATION
-----------------------------------------------------------------------------------
Emerging Markets Portfolio                       $   8,383,090    2008 through 2010
Europe Portfolio                                     7,099,420    2008 through 2010
International Value Portfolio                       14,831,969    2007 through 2010
Small Cap Value Portfolio                              508,261          2010
Small Company Portfolio                                328,260    2009 through 2010
Mid Cap Value Portfolio                                879,730          2010
Growth Shares Portfolio                             33,198,313    2008 through 2010
Real Estate Shares Portfolio                         2,857,774    2007 through 2008
Fund Portfolio                                      20,927,218    2009 through 2010
Balanced Portfolio                                   3,686,550    2006 through 2010
Equity Income Portfolio                             12,735,231    2009 through 2010
High Yield Portfolio                                   631,431    2009 through 2010
Strategic Income Portfolio                              77,621    2007 through 2010
America Income Portfolio                               382,424    2008 through 2010
Money Market Portfolio                                   5,413          2010

   The following Portfolios elected to defer capital and/or currency losses recognized between November 1, 2002 and December 31, 2002 to their fiscal year ending December 31, 2003

                                                    CAPITAL         CURRENCY
PORTFOLIO                                           LOSSES           LOSSES
-----------------------------------------------------------------------------
Emerging Markets Portfolio                       $   218,701        $       -
Europe Portfolio                                     280,725            6,336
International Value Portfolio                      1,289,601              399
Small Cap Value Portfolio                             79,212                -
Small Company Portfolio                               70,671               36
Mid Cap Value Portfolio                                    -                -
Growth Shares Portfolio                            3,753,201                -
Real Estate Shares Portfolio                               -                -
Fund Portfolio                                     4,582,695                -
Equity Income Portfolio                            2,027,913                -
Balanced Portfolio                                 2,859,248                -
High Yield Portfolio                                  59,748                -
Strategic Income Portfolio                                 -           25,962
America Income Portfolio                               4,502                -

   The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2002 and the distributions paid during the year ended December 31, 2002 on a tax basis as of December 31, 2002. The tax character of current year distributions will be determined at the end of the current fiscal year. These amounts do not include the capital loss carryforwards detailed above.

                                             PIONEER                         PIONEER
                                             EMERGING        PIONEER      INTERNATIONAL
                                             MARKETS          EUROPE          VALUE
                                          VCT PORTFOLIO   VCT PORTFOLIO   VCT PORTFOLIO
                                              2002            2002            2002
---------------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                            $     99,716    $          -    $     43,705
Long-Term capital gain                                -               -               -
                                           --------------------------------------------
                                                 99,716    $          -    $     43,705
Return of Capital                                     -               -               -
                                           --------------------------------------------
  Total distributions                      $     99,716    $          -    $     43,705
                                           --------------------------------------------
DISTRIBUTABLE EARNINGS
  (ACCUMULATED LOSSES):
Undistributed ordinary income              $     86,208    $     45,638    $    146,048
Undistributed long-term gain                          -               -               -
Unrealized appreciation (depreciation)         (576,471)     (1,932,847)     (1,412,832)
                                           --------------------------------------------
  Total                                    $   (490,263)   $ (1,887,209)   $ (1,266,784)
                                           --------------------------------------------

                                             PIONEER         PIONEER         PIONEER         PIONEER
                                            SMALL CAP         SMALL          MID CAP         GROWTH
                                              VALUE          COMPANY          VALUE          SHARES
                                          VCT PORTFOLIO   VCT PORTFOLIO   VCT PORTFOLIO   VCT PORTFOLIO
                                              2002            2002            2002            2002
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                            $        188    $      2,042    $    944,511   $      55,371
Long-Term capital gain                               62               -       4,173,470               -
                                           ------------------------------------------------------------
                                           $        250    $      2,042    $  5,117,981   $      55,371
Return of Capital                                     -               -               -               -
                                           ------------------------------------------------------------
  Total distributions                      $        250    $      2,042    $  5,117,981   $      55,371
                                           ------------------------------------------------------------
DISTRIBUTABLE EARNINGS
  (ACCUMULATED LOSSES):
Undistributed ordinary income              $          -    $          -    $    674,234   $       4,299
Undistributed long-term gain                          -               -               -               -
Unrealized appreciation (depreciation)         (864,578)       (912,357)     (8,472,579)    (10,072,126)
                                           ------------------------------------------------------------
  Total                                    $   (864,578)   $   (912,357)   $ (7,798,345)  $ (10,067,827)
                                           ============================================================

                                             PIONEER                         PIONEER
                                           REAL ESTATE        PIONEER         EQUITY         PIONEER
                                              SHARES           FUND           INCOME         BALANCED
                                          VCT PORTFOLIO    VCT PORTFOLIO   VCT PORTFOLIO   VCT PORTFOLIO
                                              2002             2002            2002            2002
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                            $  2,753,394*   $   2,068,641    $  4,201,019   $     838,807
Long-Term capital gain                                -                -               -               -
                                           -------------------------------------------------------------
                                           $  2,753,394*   $   2,068,641    $  4,201,019   $     838,807
Return of Capital                                     -                -               -               -
                                           -------------------------------------------------------------
  Total distributions                      $  2,753,394    $   2,068,641    $  4,201,019   $     838,807
                                           -------------------------------------------------------------
DISTRIBUTABLE EARNINGS
  (ACCUMULATED LOSSES):
Undistributed ordinary income              $          -    $      10,888    $          -   $      28,790
Undistributed long-term gain                          -                -               -               -
Unrealized appreciation (depreciation)          481,432      (27,914,921)      2,344,156        (804,193)
                                           -------------------------------------------------------------
  Total                                    $    481,432    $ (27,904,033)   $  2,344,156   $    (775,403)
                                           =============================================================

* Included in the Portfolio's distribution from ordinary income is $677,466 in excess of investment company taxable income, which in accordance with U.S. tax law.

                                             PIONEER         PIONEER         PIONEER        PIONEER
                                              HIGH           STRATEGIC       AMERICA         MONEY
                                              YIELD           INCOME         INCOME          MARKET
                                          VCT PORTFOLIO   VCT PORTFOLIO   VCT PORTFOLIO   VCT PORTFOLIO
                                              2002             2002           2002            2002
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                            $  3,536,672    $    692,603    $  2,315,833   $     672,798
Long-Term capital gain                                -               -               -               -
                                           ------------------------------------------------------------
                                           $  3,536,672    $    692,603    $  2,315,833   $     672,798
Return of Capital                                     -               -               -               -
                                           ------------------------------------------------------------
  Total distributions                      $  3,536,672    $    692,603    $  2,315,833   $     672,798
                                           ------------------------------------------------------------
DISTRIBUTABLE EARNINGS
  (ACCUMULATED LOSSES):
Undistributed ordinary income              $          -    $     60,267    $        626   $           -
Undistributed long-term gain                          -               -               -               -
Unrealized appreciation (depreciation)       (3,491,064)        428,028       2,317,608               -
                                           ------------------------------------------------------------
  Total                                    $ (3,491,064)   $    488,295    $  2,318,234   $           -
                                           ============================================================

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts.

F. PORTFOLIO SHARES
   The Portfolios record sales and repurchases of their shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $30,371 in commissions on the sale of trust shares for the six months ended June 30, 2003. The High Yield, Strategic Income, America Income and Money Market Portfolios declare as daily dividends substantially all of their respective net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G. SECURITY LENDING
   The Portfolios lend securities in their portfolios to certain broker-dealers or other institutional investors, with the Portfolios' custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the loaned securities that may occur during the term of the loan will be for account of the Portfolio. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and cash collateral at period end are disclosed on the balance sheet. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

H. REPURCHASE AGREEMENTS
   With respect to repurchase agreements entered into by the Portfolios, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian, or subcustodians. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT
PIM manages the Portfolios, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rates:

                                                  MANAGEMENT FEE AS A PERCENTAGE
                                                   OF EACH PORTFOLIO'S AVERAGE
PORTFOLIO                                                DAILY NET ASSETS
--------------------------------------------------------------------------------
Emerging Markets Portfolio                                    1.15%
Europe Portfolio                                              1.00%
International Value Portfolio                                 1.00%
Small Cap Value Portfolio                                     0.75%
Small Company Portfolio                                       0.75%
Mid Cap Value Portfolio                                       0.65%
Growth Shares Portfolio                                       0.70%
Real Estate Shares Portfolio                                  0.80%
Fund Portfolio                                                0.65%
Equity Income Portfolio                                       0.65%
Balanced Portfolio                                            0.65%
High Yield Portfolio                                          0.65%
Strategic Income Portfolio                                    0.65%
America Income Portfolio                                      0.55%
Money Market Portfolio                                        0.50%

PIM has agreed not to impose a portion of its management fees and to assume other operating expenses for certain Portfolios to the extent necessary to limit expenses of Class I shares (Class II shares in the case of High Yield and Value Portfolios) to the following percentages of the Portfolios' average daily net assets attributable to Class I shares:

                                                     EXPENSE LIMITATION AS A
                                                  PERCENTAGE OF EACH PORTFOLIO'S
PORTFOLIO                                            AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
Emerging Markets Portfolio                                    1.75%
Europe Portfolio                                              1.50%
Small Cap Value Portfolio                                     1.25%
Small Company Portfolio                                       1.25%
High Yield Portfolio                                          1.30%
Strategic Income Portfolio                                    1.25%

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolios. At June 30, 2003, the following amounts were payable to PIM related to management fees, administrative fees and certain other services:

PORTFOLIO                                                      AMOUNT
-----------------------------------------------------------------------
Emerging Markets Portfolio                                   $    9,955
Europe Portfolio                                                  2,971
International Value Portfolio                                    21,490
Small Cap Value Portfolio                                         2,971
Small Company Portfolio                                           2,971
Mid Cap Value Portfolio                                         133,523
Growth Shares Portfolio                                          24,956
Real Estate Shares Portfolio                                     44,763
Fund Portfolio                                                  122,320
Equity Income Portfolio                                         106,200
Balanced Portfolio                                               26,742
High Yield Portfolio                                             35,182
Strategic Income Portfolio                                       13,716
America Income Portfolio                                         29,576
Money Market Portfolio                                           23,152

3. TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. The following amounts in transfer agent fees payable to PIMSS were included in due to affiliates at June 30, 2003:

PORTFOLIO                                                      AMOUNT
-----------------------------------------------------------------------
Emerging Markets Portfolio                                   $      238
Europe Portfolio                                                    366
International Value Portfolio                                         -
Small Cap Value Portfolio                                         2,396
Small Company Portfolio                                           1,517
Mid Cap Value Portfolio                                             118
Growth Shares Portfolio                                             238
Real Estate Shares Portfolio                                        250
Fund Portfolio                                                      929
Equity Income Portfolio                                             258
Balanced Portfolio                                                   28
High Yield Portfolio                                                857
Strategic Income Portfolio                                          119
America Income Portfolio                                            119
Money Market Portfolio                                              119

4. DISTRIBUTION PLANS
The Portfolios have adopted plans of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plans, each Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. The following amounts of distribution fees payable to PFD are included in due to affiliates at June 30, 2003:

PORTFOLIO                                                      AMOUNT
-----------------------------------------------------------------------
Emerging Markets Portfolio                                   $    3,513
Europe Portfolio                                                    644
Small Cap Value Portfolio                                            14
Small Company Portfolio                                             851
Mid Cap Value Portfolio                                          20,297
Growth Shares Portfolio                                              68
Real Estate Shares Portfolio                                      6,677
Fund Portfolio                                                   10,804
Equity Income Portfolio                                           8,506
High Yield Portfolio                                                166
Strategic Income Portfolio                                           21

5. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION
At June 30, 2003, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

                                                                                         NET
                                                        GROSS           GROSS        APPRECIATION/
PORTFOLIO                            TAX COST       APPRECIATION    DEPRECIATION    (DEPRECIATION)
--------------------------------------------------------------------------------------------------
Emerging Markets Portfolio         $  19,781,860    $  2,474,239    $   (246,696)   $   2,227,543
Europe Portfolio                      11,988,192         873,988      (1,709,787)        (835,799)
International Value Portfolio         19,184,426       1,435,505        (643,108)         792,397
Small Cap Value Portfolio              6,841,013         639,783        (181,645)         458,138
Small Company Portfolio                7,185,029         469,659        (527,919)         (58,260)
Mid Cap Value Portfolio              220,467,699      25,533,413      (5,114,164       20,419,249
Growth Shares Portfolio               36,741,717       1,325,885      (4,591,565)      (3,265,680)
Real Estate Shares Portfolio          55,196,402       7,766,689      (1,090,290)       6,676,399
Fund Portfolio                       198,603,228      17,275,820     (26,752,129)      (9,476,309)
Equity Income Portfolio              167,612,508      24,201,527      (9,579,404)      14,622,123
Balanced Portfolio                    37,387,602       3,052,430        (624,854)       2,427,576
High Yield Portfolio                  53,437,014       5,090,758        (591,996)       4,498,762
Strategic Income Portfolio            17,395,037       1,860,130         (96,916)       1,763,214
America Income Portfolio              56,979,231       2,147,876         (10,118)       2,137,758
Money Market Portfolio                45,831,479               -               -                -

6. PORTFOLIO TRANSACTIONS
The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2003, were as follows:

PORTFOLIO                                            PURCHASES                          SALES
-------------------------------------------------------------------------------------------------
Emerging Markets Portfolio                         $  13,792,191                    $   9,382,229
Europe Portfolio                                       3,022,009                        2,997,126
International Value Portfolio                         13,428,329                       16,093,870
Small Company Portfolio                                1,598,032                        1,904,362
Small Cap Value Portfolio                              4,801,013                        4,580,487
Mid Cap Value Portfolio                               74,022,147                       52,711,595
Growth Shares Portfolio                                5,273,886                       10,546,670
Real Estate Shares Portfolio                           4,055,653                       10,827,733
Fund Portfolio                                        13,158,575                       11,786,732
Equity Income Portfolio                               20,956,502                       12,849,080
Balanced Portfolio                                     6,723,245                       11,557,749
High Yield Portfolio                                  18,411,758                       11,476,102
Strategic Income Portfolio                             5,909,159                        3,433,726
America Income Portfolio                                       -                                -
Money Market Portfolio                               554,257,600                      563,192,275

The cost of purchases and the proceeds from sales of long-term U.S. Government obligations for the six months ended June 30, 2003, were as follows:

PORTFOLIO                                            PURCHASES                          SALES
-------------------------------------------------------------------------------------------------
Balanced Portfolio                                 $           -                    $     679,094
Strategic Income Portfolio                               909,550                        1,043,975
America Income Portfolio                              14,587,138                       23,848,786
Money Market Portfolio                                10,636,614                       14,385,000

7. CAPITAL SHARES
At June 30, 2003, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                               '03 SHARES        '03 AMOUNT        '02 SHARES        '02 AMOUNT
---------------------------------------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO
CLASS I:
Shares sold                                        77,327    $      857,644           379,032    $    4,494,546
Reinvestment of distributions                       2,017            25,338             4,888            58,661
Shares repurchased                               (142,700)       (1,585,220)         (464,371)       (5,189,233)
                                           --------------------------------------------------------------------
  Net increase (decrease)                         (63,356)   $     (702,238)          (80,451)         (636,026)
                                           ====================================================================
CLASS II:
Shares sold                                       732,118    $    8,382,824           496,055    $    5,890,559
Reinvestment of distributions                       4,838            60,429             3,374            40,352
Shares repurchased                               (208,659)       (2,406,023)         (395,832)       (4,628,501)
                                           --------------------------------------------------------------------
  Net increase (decrease)                         528,297    $    6,037,230           103,597    $    1,302,410
                                           ====================================================================
EUROPE PORTFOLIO
CLASS I:
Shares sold                                        26,943    $      195,686           933,302    $    7,424,556
Reinvestment of distributions                       4,817            36,322                 -                 -
Shares repurchased                               (174,500)       (1,188,802)       (1,132,763)       (8,859,398)
                                           --------------------------------------------------------------------
  Net increase (decrease)                        (142,740)   $     (956,794)         (199,462)   $   (1,434,842)
                                           ====================================================================
CLASS II:
Shares sold                                       471,255    $    3,249,166         2,117,532    $   15,779,769
Reinvestment of distributions                       1,262             9,367                 -                 -
Shares repurchased                               (343,363)       (2,388,028)       (1,893,113)      (14,176,224)
                                           --------------------------------------------------------------------
  Net increase (decrease)                         129,154    $      870,505           224,419    $    1,603,546
                                           ====================================================================
INTERNATIONAL VALUE PORTFOLIO:
CLASS I:
Shares sold                                        71,290    $    3,083,035           682,924    $    6,017,712
Reinvestment of distributions                      17,452           146,247             4,961            43,705
Shares repurchased                               (387,687)       (5,554,332)       (1,522,353)      (13,071,764)
                                           --------------------------------------------------------------------
  Net increase (decrease)                        (298,945)   $   (2,325,050)         (834,468)   $   (7,010,347)
                                           ====================================================================
CLASS II:
Shares sold                                         3,799    $       31,342                 -    $            -
Reinvestment of distributions                           -                 -                 -                 -
Shares repurchased                                      -                 -                 -                 -
                                           --------------------------------------------------------------------
  Net increase (decrease)                           3,799    $       31,342                 -    $            -
                                           ====================================================================
SMALL CAP VALUE PORTFOLIO
CLASS I:
Shares sold                                     1,406,109    $   14,720,476         1,077,831    $   11,382,891
Reinvestment of distributions                           -                 -                23                 -
Shares repurchased                             (1,357,054)      (14,303,755)         (408,459)       (3,807,810)
                                           --------------------------------------------------------------------
  Net increase (decrease)                          49,055    $      416,721           669,395    $    7,575,081
                                           ====================================================================
CLASS II:
Shares sold                                         7,962    $       79,762                 -    $            -
Reinvestment of distributions                           -                 -                 -                 -
Shares repurchased                                   (598)           (6,109)                -                 -
                                           --------------------------------------------------------------------
  Net increase (decrease)                           7,364    $       73,653                 -    $            -
                                           ====================================================================

                                               '03 SHARES        '03 AMOUNT        '02 SHARES        '02 AMOUNT
---------------------------------------------------------------------------------------------------------------
SMALL COMPANY PORTFOLIO
CLASS I:
Shares sold                                       157,856    $    1,446,648           273,309    $    2,966,433
Reinvestment of distributions                           -                 -               108             1,190
Shares repurchased                               (196,866)       (1,804,418)         (112,938)       (1,132,691)
                                           --------------------------------------------------------------------
  Net increase (decrease)                         (39,010)   $     (357,790)          160,479    $    1,834,932
                                           ====================================================================
CLASS II:
Shares sold                                        71,677    $      638,763           333,230    $    3,489,779
Reinvestment of distributions                           -                 -                75               819
Shares repurchased                                (35,858)         (312,441)          (42,070)         (398,276)
                                           --------------------------------------------------------------------
  Net increase (decrease)                          35,819           326,322           291,235    $    3,092,322
                                           ====================================================================
MID CAP VALUE PORTFOLIO
CLASS I:
Shares sold                                     1,171,515    $   18,153,499         2,337,210    $   37,800,042
Reinvestment of distributions                      26,085           438,477           247,842         4,114,184
Shares repurchased                             (1,531,308)      (23,412,152)       (1,905,763)      (29,145,110)
                                           --------------------------------------------------------------------
  Net increase (decrease)                        (333,708)   $   (4,820,176)          679,289    $   12,769,116
                                           ====================================================================
CLASS II:
Shares sold                                     1,868,426    $   28,923,988         4,505,621    $   75,823,818
Reinvestment of distributions                      14,131           236,135            93,450         1,543,797
Shares repurchased                               (169,150)       (2,444,236)       (1,080,224)      (17,062,467)
                                           --------------------------------------------------------------------
  Net increase (decrease)                       1,713,407    $   26,715,887         3,518,847    $   60,305,148
                                           ====================================================================
GROWTH SHARES PORTFOLIO
CLASS I:
Shares sold                                        69,637    $      755,576            84,353    $    1,009,535
Reinvestment of distributions                         403             4,477             4,896            55,371
Shares repurchased                               (436,742)       (4,349,405)       (1,372,544)      (15,216,738)
                                           --------------------------------------------------------------------
  Net increase (decrease)                        (366,702)   $   (3,589,352)        1,283,295    $  (14,151,832)
                                           ====================================================================
CLASS II:
Shares sold                                        46,571    $      496,613            16,073    $      182,216
Reinvestment of distributions                           -                 -                 -                 -
Shares repurchased                                (17,919)         (180,985)          (33,024)         (375,115)
                                           --------------------------------------------------------------------
  Net increase (decrease)                          28,652    $      315,628           (16,951)   $     (192,899)
                                           ====================================================================
REAL ESTATE SHARES PORTFOLIO
CLASS I:
Shares sold                                        60,608    $      927,255           817,845    $   12,158,841
Reinvestment of distributions                      44,259           659,124           100,318         1,521,318
Shares repurchased                               (347,107)       (5,054,630)       (1,090,008)      (15,874,180)
                                           --------------------------------------------------------------------
  Net increase (decrease)                        (242,240)   $   (3,468,251)         (171,845)   $   (2,194,021)
                                           ====================================================================
CLASS II:
Shares sold                                       108,458    $    1,669,283         1,775,897    $   27,506,262
Reinvestment of distributions                      43,686           650,123            82,099         1,232,076
Shares repurchased                               (420,169)       (6,023,485)         (456,793)       (6,595,443)
                                           --------------------------------------------------------------------
  Net increase (decrease)                        (268,025)   $   (3,704,079)        1,401,203    $   22,142,896
                                           ====================================================================

                                               '03 SHARES        '03 AMOUNT        '02 SHARES        '02 AMOUNT
---------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO
CLASS I:
Shares sold                                       273,475    $    4,223,151           724,147    $   12,875,126
Reinvestment of distributions                      49,898           776,259           108,860         1,805,576
Shares repurchased                             (1,073,509)      (16,133,536)       (1,989,049)      (32,131,119)
                                           --------------------------------------------------------------------
  Net increase (decrease)                        (750,136)   $  (11,134,126)       (1,156,042)   $  (17,450,417)
                                           ====================================================================
CLASS II:
Shares sold                                     1,109,407    $   16,922,224         2,408,611    $   41,423,963
Reinvestment of distributions                      12,487           195,191            16,342           263,066
Shares repurchased                               (465,505)       (7,249,948)         (715,895)      (11,450,559)
                                           --------------------------------------------------------------------
  Net increase (decrease)                         656,389    $    9,867,467         1,709,058    $   30,236,470
                                           ====================================================================
EQUITY INCOME PORTFOLIO
CLASS I:
Shares sold                                       791,250    $   11,969,323         1,395,275    $   23,429,706
Reinvestment of distributions                     101,678         1,538,774           223,712         3,650,009
Shares repurchased                             (1,049,892)      (15,570,237)       (1,716,186)      (27,000,779)
                                           --------------------------------------------------------------------
  Net increase (decrease)                        (156,964)   $   (2,062,140)          (97,199)   $       78,936
                                           ====================================================================
CLASS II:
Shares sold                                       792,849    $   12,031,340         1,549,025    $   25,921,954
Reinvestment of distributions                      23,075           351,917            34,034           551,010
Shares repurchased                               (150,369)       (2,244,244)         (769,373)      (12,496,704)
                                           --------------------------------------------------------------------
  Net increase (decrease)                         665,555    $   10,139,013           813,686    $   13,976,260
                                           ====================================================================
BALANCED PORTFOLIO
CLASS I:
Shares sold                                         7,953    $      104,052           169,730    $    2,188,541
Reinvestment of distributions                      32,690           414,411            65,588           838,807
Shares repurchased                               (435,368)       (5,433,238)         (834,080)      (10,447,197)
                                           --------------------------------------------------------------------
  Net increase (decrease)                        (394,725)   $   (4,914,775)         (598,762)   $   (7,419,849)
                                           ====================================================================
CLASS II:
Shares sold                                         4,559    $       61,101                 -    $            -
Reinvestment of distributions                          12               156                 -                 -
Shares repurchased                                   (712)          (51,764)                -                 -
                                           --------------------------------------------------------------------
  Net increase (decrease)                           3,859    $       51,764                 -    $            -
                                           ====================================================================
HIGH YIELD PORTFOLIO
CLASS I:
Shares sold                                     1,102,241    $   11,035,923         2,364,432    $   23,267,135
Reinvestment of distributions                     192,181         1,945,811           358,882         3,473,162
Shares repurchased                               (521,982)       (5,403,685)       (1,419,950)      (13,834,156)
                                           --------------------------------------------------------------------
  Net increase (decrease)                         772,440    $    7,578,049         1,303,364    $   12,906,141
                                           ====================================================================
CLASS II:
Shares sold                                       232,544    $    2,507,952            24,056    $      245,184
Reinvestment of distributions                         896             9,301             1,833            17,625
Shares repurchased                                (22,884)         (222,591)           (4,051)          (37,593)
                                           --------------------------------------------------------------------
  Net increase (decrease)                         210,556    $    2,294,662            21,838    $      225,216
                                           ====================================================================

                                               '03 SHARES        '03 AMOUNT        '02 SHARES        '02 AMOUNT
---------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME PORTFOLIO
CLASS I:
Shares sold                                     2,125,581    $   20,459,698         1,135,309    $   10,603,630
Reinvestment of distributions                      50,012           513,986            70,392           660,491
Shares repurchased                             (1,979,558)      (18,999,891)         (487,032)       (4,543,210)
                                           --------------------------------------------------------------------
  Net increase (decrease)                         196,035    $    1,973,792           718,669    $    6,720,911
                                           ====================================================================
CLASS II:
Shares sold                                        34,885    $      373,961                 -    $            -
Reinvestment of distributions                          57               611                 -                 -
Shares repurchased                                     (1)              (16)                -                 -
                                           --------------------------------------------------------------------
  Net increase (decrease)                          34,940    $      374,556                 -    $            -
                                           ====================================================================
AMERICA INCOME PORTFOLIO
CLASS I:
Shares sold                                     6,651,196    $   68,540,203         4,195,455    $   43,606,478
Reinvestment of distributions                     117,370         1,242,443           223,921         2,315,834
Shares repurchased                             (7,737,639)      (80,008,123)       (1,564,808)      (16,163,107)
                                           --------------------------------------------------------------------
  Net increase (decrease)                        (969,073)   $  (10,225,477)        2,854,568    $   29,759,205
                                           ====================================================================
CLASS II:
Shares sold                                        25,804    $      273,269                 -    $            -
Reinvestment of distributions                          20               215                 -                 -
Shares repurchased                                     (5)              (53)                -                 -
                                           --------------------------------------------------------------------
  Net increase (decrease)                          25,819    $      273,431                 -    $            -
                                           ====================================================================
MONEY MARKET PORTFOLIO
CLASS I:
Shares sold                                    12,464,894    $   12,464,894        65,817,777    $   65,817,777
Reinvestment of distributions                     189,225           189,225           672,789           672,789
Shares repurchased                            (27,224,112)      (27,224,112)      (56,467,574)      (56,467,574)
                                           --------------------------------------------------------------------
  Net increase (decrease)                     (14,569,993)   $  (14,569,993)       10,022,992    $   10,022,992
                                           ====================================================================

8. FORWARD FOREIGN CURRENCY CONTRACTS
At June 30, 2003, certain Portfolios had entered into various contracts that obligate the Portfolios to deliver currencies at specified future dates. At the maturity of a contract, the Portfolios must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract.

As of June 30, 2003, the Portfolios' open portfolio hedges were as follows:

                                                                                                     NET
                                    CONTRACTS TO      IN EXCHANGE     SETTLEMENT                  UNREALIZED
PORTFOLIO                              DELIVER            FOR            DATE         VALUE          GAIN
-------------------------------------------------------------------------------------------------------------
Strategic Income Portfolio         EURO (830,000)     $  (970,198)      7/14/03    $  (954,446)   $   15,752

Strategic Income Portfolio         EURO  160,000      $   183,336       7/14/03    $   183,909    $      573

Outstanding forward currency settlement contracts as of June 30, 2003 were as follows:

                                                                              NET
                                           GROSS           GROSS           RECEIVABLE/
PORTFOLIO                               RECEIVABLE        PAYABLE          (PAYABLE)
--------------------------------------------------------------------------------------
Emerging Markets Portfolio              $   (6,214)      $   (6,213)      $         (1)
International Value Portfolio           $  863,361       $  865,156       $     (1,795)

[PIONEER INVESTMENTS(R) LOGO]

PIONEER VARIABLE CONTRACTS TRUST

ISSUER

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, CONTRACT FORM A3025-96 IN NEW YORK AND HAWAII, ISSUED BY FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY, CONTRACT FORM A3025-96 GRC

GENERAL DISTRIBUTOR
ALLMERICA INVESTMENTS, INC.
440 LINCOLN STREET
WORCESTER, MA 01653

OFFICERS
JOHN F. COGAN, JR., PRESIDENT
OSBERT M. HOOD, EXECUTIVE VICE PRESIDENT*
VINCENT NAVE, TREASURER
JOSEPH P. BARRI, SECRETARY

TRUSTEES
JOHN F. COGAN, JR., CHAIRMAN
MARY K. BUSH
RICHARD H. EGDAHL, M.D.
MARGARET B.W. GRAHAM
OSBERT M. HOOD*
STEPHEN K. WEST
JOHN WINTHROP

INVESTMENT ADVISER
PIONEER INVESTMENT MANAGEMENT, INC.

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.

PRINCIPAL UNDERWRITER
PIONEER FUNDS DISTRIBUTOR, INC.

LEGAL COUNSEL
HALE AND DORR LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
PIONEER INVESTMENT MANAGEMENT SHAREHOLDER SERVICES, INC.

* MR. HOOD WAS ELECTED TRUSTEE AND EXECUTIVE VICE PRESIDENT ON JUNE 3, 2003. DANIEL T. GERACI RESIGNED AS TRUSTEE AND EXECUTIVE VICE PRESIDENT OF THE FUND ON APRIL 30, 2003.

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS, WHICH INCLUDES MORE INFORMATION ABOUT CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                                                   13953-00-0803

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

Not applicable for semiannual reports; to be answered on annual submissions after July 15, 2003.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable for semiannual reports; to be answered on annual submissions after July 15, 2003.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the
principal accountant that are reasonably related to the performance of the audit
of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Not applicable for semiannual reports; to be answered on annual submissions after December 15, 2003.


ITEMS 5-6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.

(a) The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of
this report.

(b) There were no significant changes in the registrants internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Variable Contracts Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date August 25, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date August 25, 2003


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date August 25, 2003

* Print the name and title of each signing officer under his or her signature.